As filed with the Securities and Exchange             File No. 33-41694
Commission on December 28, 2001                      File No. 811-6352

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 51

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 61

                             AETNA SERIES FUND, INC.

          10 State House Square SH11, Hartford, Connecticut 06103-3602
                                 (860) 275-3252

                   Michael Gioffre, Assistant General Counsel
                       Aeltus Investment Management, Inc.
          10 State House Square SH11, Hartford, Connecticut 06103-3602
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

    X     On March 1, 2002 pursuant to paragraph (a)(1)

                                PARTS A AND B

       PROSPECTUS

[GLOBE GRAPHIC]
       March 1, 2002

       Classes A, B, C
                                                 INTERNATIONAL FUND
                                                 ING International Growth Fund

                                                 DOMESTIC EQUITY GROWTH FUNDS
                                                 ING Growth Fund
                                                 ING Small Company Fund
                                                 ING Technology Fund

                                                 DOMESTIC EQUITY INDEX FUNDS
                                                 ING Index Plus Large Cap Fund
                                                 ING Index Plus Mid Cap Fund
                                                 ING Index Plus Small Cap Fund

                                                 DOMESTIC EQUITY VALUE FUND
                                                 ING Value Opportunity Fund

                                                 DOMESTIC EQUITY AND INCOME
                                                 FUNDS
                                                 ING Balanced Fund
                                                 ING Growth and Income Fund

                                                 FIXED INCOME FUNDS
                                                 ING Bond Fund
                                                 ING Government Fund
                                                 ING Aeltus Money Market Fund

                                                 GENERATION FUNDS
                                                 ING Ascent Fund
                                                 ING Crossroads Fund
                                                 ING Legacy Fund

       This prospectus contains
       important information about
       investing in the ING Funds.
       You should read it carefully
       before you invest, and keep it
       for future reference. Please
       note that your investment: is
       not a bank deposit, is not
       insured or guaranteed by the
       FDIC, the Federal Reserve
       Board or any other government
       agency and is affected by
       market fluctuations. There is
       no guarantee that the funds
       will achieve their objectives.
       As with all mutual funds, the
       U.S. Securities and Exchange
       Commission (SEC) has not
       approved or disapproved these
       securities nor has the SEC
       judged whether the information
       in this prospectus is accurate
       or adequate. Any
       representation to the contrary
       is a criminal offense.

                                          [ING FUNDS LOGO]
                                           (Formerly the Aetna Funds)

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT STRATEGY



[SCALE GRAPHIC]
         RISKS



[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



These pages contain a description of each of our Funds included in this prospectus, including each Fund's objective, investment strategy and risks.

You'll also find:

HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).

WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

    AN INTRODUCTION TO THE ING FUNDS                         1
    FUNDS AT A GLANCE                                        2

    INTERNATIONAL FUND
    ING International Growth Fund                            4

    DOMESTIC EQUITY GROWTH FUNDS
    ING Growth Fund                                          6
    ING Small Company Fund                                   8
    ING Technology Fund                                     10

    DOMESTIC EQUITY INDEX FUNDS
    ING Index Plus Large Cap Fund                           12
    ING Index Plus Mid Cap Fund                             14
    ING Index Plus Small Cap Fund                           16

    DOMESTIC EQUITY VALUE FUND
    ING Value Opportunity Fund                              18

    DOMESTIC EQUITY AND INCOME FUNDS
    ING Balanced Fund                                       20
    ING Growth and Income Fund                              22

    FIXED INCOME FUNDS
    ING Bond Fund                                           24
    ING Government Fund                                     26
    ING Aeltus Money Market Fund                            28

    GENERATION FUNDS
    ING Ascent Fund                                         32
    ING Crossroads Fund                                     33
    ING Legacy Fund                                         34

    WHAT YOU PAY TO INVEST                                  35
    SHAREHOLDER GUIDE                                       40
    MANAGEMENT OF THE FUNDS                                 47
    DIVIDENDS, DISTRIBUTIONS AND TAXES                      49
    MORE INFORMATION ABOUT RISKS                            50
    FINANCIAL HIGHLIGHTS                                    51
    WHERE TO GO FOR MORE INFORMATION                Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   INTRODUCTION TO THE ING FUNDS
--------------------------------------------------------------------------------

 Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.
                               [TELEPHONE GRAPHIC]
 If you have any questions about the ING Funds, please call your financial consultant or us at 1-800-992-0180.

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

INTERNATIONAL FUND

  ING's offers a International Fund that emphasize a growth approach to international investing. The Fund focus on long-term growth by investing primarily in foreign equities.

  The Fund may suit you if you:

  - are investing for the long-term -- at least several years
  - are looking for exposure to international markets
  - are willing to accept higher risk in exchange for long-term growth.

DOMESTIC EQUITY GROWTH FUNDS

  ING's Domestic Equity Growth Funds focus on long-term growth by investing primarily in domestic equities. They may suit you if you:

  - are investing for the long-term -- at least several years
  - are willing to accept higher risk in exchange for potential long-term growth.

DOMESTIC EQUITY INDEX FUNDS

  They may suit you if you:

  - are investing for the long-term -- at least several years
  - are willing to accept higher risk in exchange for potential long-term growth.

DOMESTIC EQUITY VALUE FUNDS

  ING's Domestic Equity Value Funds seek capital appreciation. They may suit you if you:

  - are investing for the long-term -- at least several years
  - are willing to accept risk in exchange for long-term capital appreciation.

DOMESTIC EQUITY AND INCOME FUNDS

  ING's Domestic Equity and Income Funds seek income and growth of capital. They may suit you if you:

  - want both regular income and capital appreciation
  - are looking for growth potential, but don't feel comfortable with the level of risk associated with the Equity Funds.

FIXED INCOME FUNDS

  ING's Fixed Income Funds seek income and preservation of capital. They may suit you if you:

  - want both regular income and preservation of capital
  - are looking for income potential, but don't feel comfortable with the level of risk associated with equity funds.

GENERATION FUNDS

  ING's Generation Funds seek income and growth of capital. They may suit you if you:

  - want both regular income and capital appreciation
  - are looking for growth potential, but don't feel comfortable with the level of risk associated with the Equity Funds.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           Introduction to the ING Funds       1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the objectives, main investments and risks of each ING Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objectives, strategies and risks, which begin on page 4.

                  FUND                                                   INVESTMENT OBJECTIVE
                  -------------------------------------------------------------------------------------
INTERNATIONAL     International Growth Fund                              Long-term capital appreciation
FUND              Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.


DOMESTIC          Growth Fund                                            Capital appreciation
EQUITY GROWTH     Adviser: ING Investments, LLC
FUNDS             Sub-Adviser: Aeltus Investment Management, Inc.

                  Small Company Fund                                     Capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.

                  Technology Fund                                        Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Elijah Asset Management, LLC


DOMESTIC          Index Plus Large Cap Fund                              Seeks to outperform the total
EQUITY INDEX      Adviser: ING Investments, LLC                          return performance of the
FUNDS             Sub-Adviser: Aeltus Investment Management, Inc.        Standard & Poor's 500
                                                                         composite Index (S&P 500),
                                                                         while maintaining a market
                                                                         level of risk

                  Index Plus Mid Cap Fund                                Seeks to outperform the total
                  Adviser: ING Investments, LLC                          return performance of the
                  Sub-Adviser: Aeltus Investment Management, Inc.        Standard & Poor's MidCap 400
                                                                         Index (S&P 400), while
                                                                         maintaining a market level of
                                                                         risk

                  Index Plus Small Cap Fund                              Seeks to outperform the total
                  Adviser: ING Investments, LLC                          return performance of the
                  Sub-Adviser: Aeltus Investment Management, Inc.        Standard & Poor's SmallCap 600
                                                                         composite Index (S&P 600),
                                                                         while maintaining a market
                                                                         level of risk


DOMESTIC          Value Opportunity Fund                                 Long-term capital appreciation
EQUITY VALUE      Adviser: ING Investments, LLC
FUNDS             Sub-Adviser: Aeltus Investment Management, Inc.


DOMESTIC          Balanced Fund                                          Long-term capital appreciation
EQUITY AND        Adviser: ING Investments, LLC                          and current income
INCOME FUNDS      Sub-Adviser: Aeltus Investment Management, Inc.

                  Growth and Income Fund                                 Long-term capital growth and
                  Adviser: ING Investments, LLC                          income
                  Sub-Adviser: Aeltus Investment Management, Inc.


FIXED INCOME      Bond Fund                                              High current income,
FUNDS             Adviser: ING Investments, LLC                          consistent with the
                  Sub-Adviser: Aeltus Investment Management, Inc.        preservation of capital and
                                                                         liquidity


                  ING Government Fund                                    Provide income consistent with
                  Adviser: ING Investments, LLC                          the preservation of capital
                  Sub-Adviser: Aeltus Investment Management, Inc.

                  Aeltus Money Market Fund                               High current income consistent
                  Adviser: ING Investments, LLC                          with the preservation of
                  Sub-Adviser: Aeltus Investment Management, Inc.        capital and liquidity


GENERATION        Ascent Fund                                            Capital appreciation
FUNDS             Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.

                  Crossroads Fund                                        Long-term capital appreciation
                  Adviser: ING Investments, LLC                          and income
                  Sub-Adviser: Aeltus Investment Management, Inc.

                  Legacy Fund                                            Provide income consistent with
                  Adviser: ING Investments, LLC                          the preservation of capital
                  Sub-Adviser: Aeltus Investment Management, Inc.

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------

MAIN INVESTMENTS                                          MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------
Equity securities and equity equivalents of               Price volatility and other risks that accompany an
companies outside of the U.S.                             investment in foreign equities. Sensitive to currency
                                                          exchange rates, international political and economic
                                                          conditions and other risks that affect foreign securities.


Equity securities of large U.S. companies.                Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities of small-sized U.S. companies.          Price volatility and other risks that accompany an
                                                          investment in equity securities of growth-oriented and
                                                          small-sized companies. Particularly sensitive to price
                                                          swings during period of economic uncertainty.


Equity securities of U.S. and non-U.S. companies in       Price volatility and other risks that accompany an
the information technology industry sector.               investment in equity securities and maintaining a
                                                          non-diversified portfolio. Focusing on companies engaged in information technology industry sector.


Equity securities included in the S&P 500 Index.          Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities included in the S&P 400 Index.          Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities included in the S&P 600 Index.          Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities of U.S. larger companies,               Price volatility and other risks that accompany an
believed to have prices below their long-term             investment in equity securities.
value.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities; credit, interest rate and other risks that accompany an investment in debt securities.


Equity securities of large U.S. companies that are        Price volatility and other risks that accompany an
seen to have attractive valuations.                       investment in equity securities.


Investment grade debt securities with a minimum           Credit, interest rate, repayment and other risk that
average portfolio quality being investment grade,         accompany an investment in fixed income securities. May be
and dollar weighted average maturity generally            sensitive to credit risk during economic downturns.
ranging between five and ten years.


Securities issued or guaranteed as to the timely          Credit, interest rate, repayment and other risk that
payment of principal and interest by the U.S.             accompany an investment in government bonds and mortgage
Government, its agencies or instrumentalities.            related investments. Generally has less credit risk than
                                                          other income funds.


High quality, U.S. dollar-denominated short-term          Credit, interest rate, repayment and other risk that
debt securities.                                          accompany an investment in U.S. dollar-denominated
                                                          short-term securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities; credit, interest rate and other risks that accompany an investment in debt securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities; credit, interest rate and other risks that accompany an investment in debt securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities; credit, interest rate and other risks that accompany an investment in debt securities.

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INTERNATIONAL GROWTH FUND                 Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks LONG-TERM CAPITAL GROWTH primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the United States. International Growth will not target any given level of current income.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, International
Growth invests at least 65% of its total assets in securities principally traded in three or more countries outside of the U.S. These securities may include common stocks as well as securities convertible into common stock.

In managing International Growth, Aeltus looks to:

- Diversify the Fund's portfolio by investing in a mix of stocks that it believes have the potential for long-term growth, as well as stocks that appear to be trading below their perceived value.

- Allocate assets among several geographic regions and individual countries, investing primarily in those areas that it believes have the greatest potential for growth as well as stable exchange rates.

- Invest primarily in established foreign securities markets, although it may invest in emerging markets as well.

- Use internally developed quantitative computer models to evaluate the financial characteristics of over 2,000 companies. Aeltus analyzes cash flows, earnings and dividends of each company, in an attempt to select companies with long-term sustainable growth characteristics.

- Employ currency hedging strategies to protect the portfolio from adverse effects on the U.S. dollar.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The principal risks of investing in International Growth are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks of foreign investing include:

- Stocks of foreign companies tend to be less liquid and more volatile than their U.S. counterparts.

- Accounting standards and market regulations tend to be less standardized in certain foreign countries, and economic and political climates tend to be less stable.

- Stocks of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

- Investments in emerging markets are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such countries.

- Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions.

 4      ING International Growth Fund

                                                   ING INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

  1992       1993       1994       1995       1996       1997       1998       1999       2000       2001
  ----      -------    -------    -------    -------    -------    -------    -------    -------    -------
                                     6.27%     22.27%     14.94%     17.87%     51.68%    -21.71%

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as sub-adviser.

            Best and worst quarterly performance during this period:
                         [    ] quarter [    ]: [    ]%
                         [    ] quarter [    ]: [    ]%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- MSCI EAFE Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                   5 YEARS              10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %   [    ]          [    ]               [    ]
Class A Return After Taxes on Distributions                     %   [    ]          [    ]               [    ]
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %   [    ]          [    ]               [    ]
Class B Return Before Taxes(3)                                  %   [    ]          [    ]               [    ]
Class C Return Before Taxes(4)                                  %   [    ]          [    ]               [    ]
MSCI EAFE Index (reflects no deduction for fees, expenses or
taxes)(5)                                                       %   [    ]          [    ]               [    ](6)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on April 15, 1994, March 1, 1999 and June 30, 1998, respectively. For periods prior to the Class A inception date, Class A performance is calculated using the performance of Class I shares (inception date January 3, 1992), and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class B and Class C inception dates, Class B and Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class B and Class C shares, respectively.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 years returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

(6) The MSCI EAFE Index return is for the period beginning January 3, 1992 (inception date of Class I).

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING International Growth Fund       5

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GROWTH FUND                               Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks GROWTH OF CAPITAL through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, Growth invests at least 65% of its total assets in common stocks and securities convertible into common stock.

In managing Growth, Aeltus:

- Emphasizes stocks of larger companies, although Growth may invest in companies of any size.

- Uses internally developed quantitative computer models to evaluate the financial characteristics (for example, earnings growth consistency, earnings momentum, and price/ free cash flow ratio) of approximately 1,000 companies. Aeltus analyzes these characteristics in an attempt to identify companies it believes have strong growth characteristics or demonstrate a positive trend in earnings estimates, but whose perceived value is not reflected in the stock price.

- Focuses on companies that it believes have strong, sustainable and improving earnings growth, and established market positions in a particular industry.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The principal risks of investing in Growth are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. If a growth stock does not exhibit the consistent level of growth expected, its price may drop sharply. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

 6      ING Growth Fund

                                                                 ING GROWTH FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                  The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

  1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
  -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
                          33.38   21.26   21.88   37.51   34.71   -12.83

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as sub-adviser.

            Best and worst quarterly performance during this period:
                        [    ] quarter [    ]:  [    ]%
                        [    ] quarter [    ]:  [    ]%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- Russell 1000 Growth Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %  [    ]         [    ]               [    ]
Class A Return After Taxes on Distributions(2)                  %  [    ]         [    ]               [    ]
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %  [    ]         [    ]               [    ]
Class B Return Before Taxes(3)                                  %  [    ]         [    ]               [    ]
Class C Return Before Taxes(4)                                  %  [    ]         [    ]               [    ]
Russell 1000 Growth Index (reflects no deduction for fees,
expenses or taxes)(5)                                           %  [    ]         [    ]               [    ](6)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on April 15, 1994, March 1, 1999 and June 30, 1998, respectively. For periods prior to the Class A inception date, Class A performance is calculated using the performance of Class I shares (inception date January 4, 1994), and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class B and Class C inception dates, Class B and Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class B and Class C shares, respectively.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 years returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

(6) The Russell 1000 Growth Index return is for the period beginning January 4, 1994 (inception date of Class I).

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                         ING Growth Fund       7

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING SMALL COMPANY FUND                        Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks GROWTH OF CAPITAL primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, Small Company invests at least 80% of its total assets in common stocks and securities convertible into common stock of small-capitalization companies, defined as:

- The 2,000 smallest of the 3,000 largest U.S. companies (as measured by market capitalization).

- All companies not included above that are included in the Standard & Poor's SmallCap 600 Index or the Russell 2000 Index.

- Companies with market capitalizations lower than any companies included in the first two categories.

In managing Small Company, Aeltus:

- Invests in stocks that it believes have the potential for long-term growth, as well as those that appear to be trading below their perceived value.

- Uses internally developed quantitative computer models to evaluate financial characteristics (for example, changes in earnings, earnings estimates and price momentum) of over 2,000 companies. Aeltus analyzes these characteristics in an attempt to identify companies whose perceived value is not reflected in the stock price.

- Considers the potential of each company to create or take advantage of unique product opportunities, its potential to achieve long-term sustainable growth and the quality of its management.

- May invest, to a limited extent, in foreign stocks.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The principal risks of investing in Small Company are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks include:

- Stocks of smaller companies carry higher risks than stocks of larger companies. This is because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/or may be less liquid.

- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

- Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

 8      ING Small Company Fund

                                                          ING SMALL COMPANY FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]




  1992    1993    1994    1995    1996    1997    1998    1999    2000   2001
  ----    -----   -----   -----   -----   -----   -----   -----   ----   ----
                          47.11   12.79   32.26    1.12   30.59   7.44

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as sub-adviser.

            Best and worst quarterly performance during this period:
                         [    ] quarter [    ]: [    ]%
                         [    ] quarter [    ]: [    ]%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- Russell 2000 Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                   5 YEARS              10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %   [    ]          [    ]               [    ]
Class A Return After Taxes on Distributions(2)                  %   [    ]          [    ]               [    ]
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %   [    ]          [    ]               [    ]
Class B Return Before Taxes(3)                                  %   [    ]          [    ]               [    ]
Class C Return Before Taxes(4)                                  %   [    ]          [    ]               [    ]
Russell 2000 Index (reflects no deduction for fees, expenses
or taxes)(5)                                                    %   [    ]          [    ]               [    ](6)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on April 15, 1994, March 1, 1999 and June 30, 1998, respectively. For periods prior to the Class A inception date, Class A performance is calculated using the performance of Class I shares (inception date January 4, 1994), and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class B and Class C inception dates, Class B and Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class B and Class C shares, respectively.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 years returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.

(6) The Russell 2000 Index return is for the period beginning January 4, 1994 (inception date of Class I).
      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  ING Small Company Fund       9

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING TECHNOLOGY FUND                                 Elijah Asset Management, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks LONG-TERM CAPITAL appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Technology invests at least 80% of its net assets in common stocks and securities convertible into common stock of companies in the information technology industry sector.

Companies in the information technology industries include companies that EAM considers to be principally engaged in the development, production, or distribution of products or services related to the processing, storage, transmission, or presentation of information or data. The following examples illustrate the wide range of products and services provided by these industries:

- Computer hardware and software of any kind, including, for example, semiconductors, minicomputers, and peripheral equipment.

- Telecommunications products and services.

- Multimedia products and services, including, for example, goods and services used in the broadcast and media industries.

- Data processing products and services.

- Financial services companies that collect or disseminate market, economic, and financial information.

- Internet companies and other companies engaged in, or providing products or services for, e-commerce.

EAM considers a company to be principally engaged in the information technology industries if at the time of investment at least 50% of the company's assets, gross income, or net profits are committed to, or derived from, those industries. EAM will also consider a company to be principally engaged in the information technology industries if it has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in those industries.

In selecting stocks for Technology, EAM looks at a company's valuation relative to its potential long-term growth rate. EAM may look to see whether a company offers a new or improved product, service, or business operation; whether it has experienced a positive change in its financial or business condition; whether the market for its goods or services has expanded or experienced a positive change; and whether there is a potential catalyst for positive change in the company's business or stock price. Technology may sell a security if EAM determines that the company has become overvalued due to price appreciation or has experienced a change in its business fundamentals, if the company's growth rate slows substantially, or if EAM believes that another investment offers a better opportunity.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The principal risks of investing in Technology are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Further, stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Because Technology's investments are concentrated in the information technology industries, Technology may be subject to more abrupt swings in value than a fund which invests in a broader range of industries.

Investments in information technology companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of information technology investments generally.

Technology may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

 10      ING Technology Fund

                                                             ING TECHNOLOGY FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                  The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]




  1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
  -----   -----   -----   -----   -----   -----   -----   -----   ----   ------
                                                                         [      ]

(1) This figure is for the year ended December 31, 2001. The figure does not reflect sales charges and would be lower if it did.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser.

            Best and worst quarterly performance during this period:
                         [    ] quarter [    ]: [    ]%
                         [    ] quarter [    ]: [    ]%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- Goldman Sachs Technology Industry Composite Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                   5 YEARS              10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %   [    ]          [    ]                N/A
Class A Return After Taxes on Distributions(2)                  %   [    ]          [    ]                N/A
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %   [    ]          [    ]                N/A
Class B Return Before Taxes(3)                                  %   [    ]          [    ]                N/A
Class C Return Before Taxes(4)                                  %   [    ]          [    ]                N/A
Goldman Sachs Technology Industry Composite Index
(reflects no deduction for fees, expenses or taxes)(5)          %   [    ]          [    ](6)             N/A

(1) Class A, Class B and Class C shares commenced operations on March 1, 2000.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 4%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The Goldman Sachs Technology Industry Composite Index is a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector.

(6) The Goldman Sachs Technology Industry Composite Index return is for the period beginning March 1, 2000 (inception date of Class A, B and C).

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    ING Technology Fund       11

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INDEX PLUS LARGE CAP FUND                 Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to OUTPERFORM THE TOTAL RETURN PERFORMANCE of the STANDARD & POOR'S 500 COMPOSITE INDEX (S&P 500), while maintaining a market level of risk.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Index Plus Large Cap invests at least 80% of its net assets in stocks included in the S&P 500. The S&P 500 is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing Index Plus Large Cap, Aeltus attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, Aeltus generally includes in Index Plus Large Cap between 400 and 450 of the stocks included in the S&P 500. Although the Fund will not hold all the stocks in the S&P 500, Aeltus expects that there will be a close correlation between the performance of Index Plus Large Cap and that of the S&P 500 in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, divided yield, volatility) which approximate those of the S&P 500.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The principal risks of investing in Index Plus Large Cap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

 12      ING Index Plus Large Cap Fund

                                                   ING INDEX PLUS LARGE CAP FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]




             1992                 1993        1994        1995        1996      1997     1998     1999     2000     2001
             ----               --------    --------    --------    --------    -----    -----    -----    -----    -----
                                                                                         32.12    24.28    -9.72

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as sub-adviser.

            Best and worst quarterly performance during this period:
                         [    ] quarter [    ]: [    ]%
                         [    ] quarter [    ]: [    ]%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (For the periods ended December 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- S&P 500 Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                   5 YEARS              10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %    [    ]          [    ]               [    ]
Class A Return After Taxes on Distributions(2)                  %    [    ]          [    ]               [    ]
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %    [    ]          [    ]               [    ]
Class B Return Before Taxes(3)                                  %    [    ]          [    ]               [    ]
Class C Return Before Taxes(4)                                  %    [    ]          [    ]               [    ]
S&P 500 Index (reflects no deduction for fees, expenses or
taxes)(5)                                                       %    [    ]          [    ]               [    ](6)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on February 3, 1997, March 1, 1999 and June 30, 1998, respectively. For periods prior to the Class A inception date, Class A performance is calculated using the performance of Class I shares (inception date December 10, 1996), and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class B and Class C inception dates, Class B and Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class B and Class C shares, respectively.

(2) Reflects deduction of sales charge of 3.00%.

(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(6) The S&P 500 Index return is for the period beginning December 10, 1996 (inception date of Class I).

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING Index Plus Large Cap Fund       13

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INDEX PLUS MID CAP FUND                   Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to OUTPERFORM THE TOTAL RETURN PERFORMANCE of the STANDARD & POOR'S MIDCAP 400 INDEX (S&P 400), while maintaining a market level of risk.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Index Plus Mid Cap invests at least 80% of its net assets in stocks included in the S&P 400. The S&P 400 is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing Index Plus Mid Cap, Aeltus attempts to achieve the Fund's objective by overweighting those stocks in the S&P 400 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P 400, Aeltus expects that there will be a close correlation between the performance of Index Plus Mid Cap and that of the S&P 400 in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 400.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The principal risks of investing in Index Plus Mid Cap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. In addition, stocks of medium sized companies tend to be more volatile and less liquid than stocks of larger companies.

The success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

 14      ING Index Plus Mid Cap Fund

                                                     ING INDEX PLUS MID CAP FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                             [TOTAL RETURNS GRAPH]




  1992     1993     1994     1995     1996     1997     1998     1999     2000     2001
  -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
                                                                 15.38    19.59

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as sub-adviser.

            Best and worst quarterly performance during this period:
                         [    ] quarter [    ]: [    ]%
                         [    ] quarter [    ]: [    ]%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- S&P MidCap 400 Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %  [    ]         [    ]                  N/A
Class A Return After Taxes on Distributions(2)                  %  [    ]         [    ]                  N/A
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %  [    ]         [    ]                  N/A
Class B Return Before Taxes(3)                                  %  [    ]         [    ]                  N/A
Class C Return Before Taxes(4)                                  %  [    ]         [    ]                  N/A
S&P MidCap 400 Index (reflects no deduction for fees,
expenses or taxes)(5)                                           %  [    ]         [    ](6)               N/A

(1) Class A, Class B and Class C commenced operations on February 3, 1998, March 1, 1999 and June 30, 1998, respectively. For periods prior to the Class B and Class C inception dates, the performance is calculated using the performance of Class I shares (inception date February 3, 1998), and deducting the internal fees and expenses of the Class B shares and Class C shares, respectively.

(2) Reflects deduction of sales charge of 3.00%.

(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(6) The S&P MidCap 400 Index return is for the period beginning February 3, 1998 (inception date of Class I).

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            ING Index Plus Mid Cap Fund       15

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INDEX PLUS SMALL CAP FUND                 Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to OUTPERFORM THE TOTAL RETURN PERFORMANCE of the STANDARD & POOR'S SMALLCAP 600 (S&P 600), while maintaining a market level of risk.


INVESTMENT STRATEGIES


[COMPASS GRAPHIC]

Index Plus Small Cap invests at least 80% of its net assets in stocks included in the S&P 600. The S&P 600 is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing Index Plus Small Cap, Aeltus attempts to achieve the Fund's objective by overweighting those stocks in the S&P 600 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P 600, Aeltus expects that there will be a close correlation between the performance of Index Plus Small Cap and that of the S&P 600 in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 600.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The principal risks of investing in Index Plus Small Cap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks include:

- Stocks of smaller companies carry higher risks than stocks of larger companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.

- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Finally, the success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

 16      ING Index Plus Small Cap Fund

                                                   ING INDEX PLUS SMALL CAP FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]




                                    1992     1993     1994     1995     1996     1997     1998     1999     2000     2001
                                    -----    -----    -----    -----    -----    -----    -----    ----     -----    -----
                                                                                                    9.94%    7.58%

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as sub-adviser.

            Best and worst quarterly performance during this period:
                         [    ] quarter [    ]: [    ]%
                         [    ] quarter [    ]: [    ]%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- S&P SmallCap 600 Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                   5 YEARS              10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %   [    ]          [    ]                N/A
Class A Return After Taxes on Distributions(2)                  %   [    ]          [    ]                N/A
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %   [    ]          [    ]                N/A
Class B Return Before Taxes(3)                                  %   [    ]          [    ]                N/A
Class C Return Before Taxes(4)                                  %   [    ]          [    ]                N/A
S&P SmallCap 600 Index (reflects no deduction for fees,
expenses or taxes)(5)                                           %   [    ]          [    ](6)             N/A

(1) Class A, Class B and Class C commenced operations on February 3, 1998, March 1, 1999 and June 30, 1998, respectively. For periods prior to the Class B and Class C inception dates, the performance is calculated using the performance of Class I shares (inception date February 3, 1998), and deducting the internal fees and expenses of the Class B shares and Class C shares, respectively.

(2) Reflects deduction of sales charge of 3.00%.

(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $903 million.

(6) The S&P SmallCap 600 Index return is for the period beginning February 3, 1998 (inception date of Class I).

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING Index Plus Small Cap Fund       17

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING VALUE OPPORTUNITY FUND                    Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks GROWTH OF CAPITAL primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, Value Opportunity invests at least 65% of its total assets in common stocks and securities convertible into common stock. In managing Value Opportunity, Aeltus tends to invest in larger companies it believes are trading below their perceived value, although it may invest in companies of any size. Aeltus believes that Value Opportunity's investment objective can best be achieved by investing in companies whose stock price has been excessively discounted due to perceived problems or for other reasons. In searching for investments, Aeltus evaluates financial and other characteristics of companies, attempting to find those companies that appear to possess a catalyst for positive change, such as strong management, solid assets, or market position, rather than those companies whose stocks are simply inexpensive. Aeltus looks to sell a security when company business fundamentals deteriorate or when price objectives are reached.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The principal risks of investing in Value Opportunity are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Stocks that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented stocks tend to correlate more closely with economic cycles than growth-oriented stocks, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

 18      ING Value Opportunity Fund

                                                      ING VALUE OPPORTUNITY FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                             [TOTAL RETURNS GRAPH]




  1992    1993    1994    1995    1996    1997    1998    1999    2000   2001
  -----   -----   -----   -----   -----   -----   -----   -----   ----   ----
                                                          19.29   8.24

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as sub-adviser.

            Best and worst quarterly performance during this period:
                         [    ] quarter [    ]: [    ]%
                         [    ] quarter [    ]: [    ]%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- S&P 500 Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                   5 YEARS              10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %   [    ]          [    ]                N/A
Class A Return After Taxes on Distributions(2)                  %   [    ]          [    ]                N/A
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %   [    ]          [    ]                N/A
Class B Return Before Taxes(3)                                  %   [    ]          [    ]                N/A
Class C Return Before Taxes(4)                                  %   [    ]          [    ]                N/A
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %   [    ]          [    ](6)             N/A

(1) Class A, Class B and Class C shares commenced operations on February 2, 1998, March 1, 1999 and June 30, 1998, respectively. For periods prior to the Class B and Class C inception dates, Class B and Class C performance is calculated using the performance of Class I shares (inception date February 2, 1998), and deducting the internal fees and expenses of the Class B and Class C shares, respectively.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 4%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(6) The S&P 500 Index return is for the period beginning February 2, 1998 (inception date of Class I).

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Value Opportunity Fund       19

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING BALANCED FUND                             Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to MAXIMIZE TOTAL RETURN with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, Balanced allocates its assets between the following asset classes:

- Equities, such as common and preferred stocks.

- Debt, such as bonds, mortgage-related and other asset-backed securities, U.S. Government securities and money market instruments.

Aeltus typically maintains approximately 60% of Balanced's total assets in equities and approximately 40% of its total assets in debt (including money market instruments), although those percentages may vary from time to time depending on Aeltus' view of the relative attractiveness of each asset class. In making asset allocation decisions, Aeltus uses current market statistics and economic indicators to attempt to forecast returns for the equity and debt sectors of the securities market. Within each asset class, Aeltus uses quantitative computer models to evaluate financial criteria in an attempt to identify those issuers whose perceived value is not reflected in their equity or debt securities. Aeltus generally does not attempt to respond to short-term swings in the market by quickly changing the characteristics of the Fund's portfolio.

In managing the EQUITY COMPONENT of Balanced, Aeltus typically emphasizes investment in stocks of larger companies, although it may invest in stocks of smaller companies and stocks of foreign issuers.

In managing the DEBT COMPONENT of Balanced, Aeltus looks to select investments with the opportunity to enhance the portfolio's yield and total return, focusing on performance over the long term. The Fund may invest up to 15% of its total assets in high-yield instruments. High-yield bonds are fixed income securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Services, Inc. (Moody's) or, if unrated, considered by Aeltus to be of comparable quality. Aeltus may also invest in foreign debt securities.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The principal risks of investing in Balanced are those generally attributable to stock and bond investing. The success of the Fund's strategy depends on Aeltus' skill in allocating Fund assets between equities and debt and in choosing investments within those categories. Because the Fund's assets are allocated between equities and fixed income securities, Balanced may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.

Risks attributable to STOCK investing include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Further, stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

The Fund's FIXED-INCOME investments are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Also, economic and market conditions may cause issuers to default or go bankrupt. In either case, the price of Fund shares may fall. High-yield instruments are even more sensitive to economic and market conditions than other fixed income instruments.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

 20      ING Balanced Fund

                                                               ING BALANCED FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]




  1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
  -----   -----   -----   ----    -----   -----   -----   -----   -----   ----
                          25.00   14.49   20.09   16.26   12.05   -1.34

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as sub-adviser.

            Best and worst quarterly performance during this period:
                            [  ] quarter [  ]: [  ]%
                            [  ] quarter [  ]: [  ]%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index and the Lehman Brothers Aggregate Bond Index
(LBAB). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                   5 YEARS              10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %   [    ]          [    ]               [    ]
Class A Return After Taxes on Distributions(2)                  %   [    ]          [    ]               [    ]
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %   [    ]          [    ]               [    ]
Class B Return Before Taxes(3)                                  %   [    ]          [    ]               [    ]
Class C Return Before Taxes(4)                                  %   [    ]          [    ]               [    ]
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %   [    ]          [    ]               [    ](6)
LBAB (reflects no deduction for fees, expenses or taxes)(7)     %   [    ]          [    ]               [    ](8)
Composite Index (reflects no deduction for fees, expenses or
  taxes)(9)                                                     %   [    ]          [    ]               [    ]

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on April 15, 1994, March 1, 1999 and June 30, 1998, respectively. For periods prior to the Class A inception date, Class A performance is calculated using the performance of Class I shares (inception date January 3, 1992), and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class B and Class C inception dates, Class B and Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class B and Class C shares, respectively.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 years returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(6) The S&P 500 Index return is for the period beginning January 3, 1992 (inception date of Class I).

(7) The LBAB is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(8) The LBAB index return is for the period beginning January 3, 1992 (inception date of Class I).

(9) The Composite Index consists of 60% S&P 500 Index and 40% LBAB.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      ING Balanced Fund       21

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GROWTH AND INCOME FUND                    Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks LONG-TERM GROWTH OF CAPITAL AND INCOME through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stock believed to offer above-average growth potential.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, Growth and Income invests at least 65% of its total assets in common stocks that Aeltus believes have significant potential for capital appreciation or income growth, or both.

In managing Growth and Income, Aeltus:

- Emphasizes stocks of larger companies.

- Looks to invest the Fund's assets in stocks of small and medium-sized companies and stocks of foreign issuers, depending upon market conditions.

- Combines internally developed quantitative computer models with a qualitative overlay to evaluate company financial characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each class. In analyzing these characteristics, Aeltus attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The principal risks of investing in Growth and Income are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Although Aeltus emphasizes large cap stocks, to the extent the Fund is diversified across asset classes, it may not perform as well as less diversified funds when large cap stocks are in favor. Additionally, stocks of medium-sized and smaller companies tend to be more volatile and less liquid than stocks of larger companies.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

 22      ING Growth and Income Fund

                                                      ING GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]




  1992    1993    1994    1995    1996    1997    1998    1999     2000    2001
  -----   -----   -----   -----   -----   -----   -----   -----   ------   -----
                          30.75   26.79   30.57   14.58   17.62   -11.65

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as sub-adviser.

            Best and worst quarterly performance during this period:
                         [    ] quarter [    ]: [    ]%
                         [    ] quarter [    ]: [    ]%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- S&P 500 Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %  [    ]         [    ]               [    ]
Class A Return After Taxes on Distributions(2)                  %  [    ]         [    ]               [    ]
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %  [    ]         [    ]               [    ]
Class B Return Before Taxes(3)                                  %  [    ]         [    ]               [    ]
Class C Return Before Taxes(4)                                  %  [    ]         [    ]               [    ]
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %  [    ]         [    ]               [    ](6)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on April 15, 1994, March 1, 1999 and June 30, 1998, respectively. For periods prior to the Class A inception date, Class A performance is calculated using the performance of Class I shares (inception date January 3, 1992), and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class B and Class C inception dates, Class B and Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class B and Class C shares, respectively.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 years returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(6) The S&P 500 Index return is for the period beginning January 3, 1992 (inception date of Class I).

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Growth and Income Fund       23

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING BOND FUND                                 Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to provide AS HIGH A LEVEL OF TOTAL RETURN AS IS CONSISTENT WITH REASONABLE RISK, primarily through investment in a diversified portfolio of investment-grade corporate bonds, and debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, ING Bond Fund invests at least 80% of its net assets in:

- High-grade corporate bonds,

- Mortgage-related and other asset-backed securities, and

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

High-grade securities are rated at least A by S&P or Moody's, or if unrated, considered by Aeltus to be of comparable quality. The Fund may also invest up to 15% of its total assets in high-yield instruments, and up to 25% of its total assets in foreign debt securities. The Fund may invest in zero coupon securities.

In managing ING Bond Fund, Aeltus:

- Looks to construct an intermediate-term (generally consisting of securities with an average maturity of between 5-10 years), high quality portfolio by selecting investments with the opportunity to enhance the portfolio's overall total return and yield, while managing volatility.

- Uses quantitative computer models to identify issuers whose perceived value is not reflected in their security prices.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The principal risks of investing in ING Bond Fund are those generally attributable to debt investing, including increases in interest rates and loss of principal. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates.

For all bonds there is a risk that the issuer will default. High-yield bonds generally are more susceptible to the risk of default than higher rated bonds. The risks associated with high-yield bonds also apply to zero coupon securities.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

 24      ING Bond Fund

                                                                   ING BOND FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.
[TOTAL RETURNS GRAPH]



  1992    1993    1994    1995    1996    1997    1998    1999    2000   2001
  -----   -----   -----   ----    -----   -----   -----   -----   ----   ----
                          16.26    2.46    7.19    8.09   -1.00   9.21

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as sub-adviser.

            Best and worst quarterly performance during this period:
                         [    ] quarter [    ]: [    ]%
                         [    ] quarter [    ]: [    ]%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance - the Lehman Brothers Aggregate Bond Index (LBAB). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %  [    ]         [    ]               [    ]
Class A Return After Taxes on Distributions(2)                  %  [    ]         [    ]               [    ]
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %  [    ]         [    ]               [    ]
Class B Return Before Taxes(3)                                  %  [    ]         [    ]               [    ]
Class C Return Before Taxes(4)                                  %  [    ]         [    ]               [    ]
LBAB Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %  [    ]         [    ]               [    ](6)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on April 15, 1994, March 1, 1999 and June 30, 1998, respectively. For periods prior to the Class A inception date, Class A performance is calculated using the performance of Class I shares (inception date (January 3, 1992), and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class B and Class C inception dates, Class B and Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class B and Class C shares, respectively.

(2) Reflects deduction of sales charge of 4.75%.

(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 years returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.

(6) The LBAB Index return is for the period beginning January 3, 1992 (inception date of Class I).

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                                          ING Bond Fund       25

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GOVERNMENT FUND                           Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to provide INCOME CONSISTENT WITH THE PRESERVATION OF CAPITAL through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, ING Government Fund invests at least 65% of its total assets in U.S. Government securities. U.S. Government securities include securities issued by the U.S. Treasury, individual government agencies and certain organizations created through federal legislation. Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government, the strongest form of credit backing in the U.S. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. Government agency or organization and are not direct obligations of the U.S. Government.

In managing ING Government Fund, Aeltus:

- Looks to construct an intermediate-term, high-quality portfolio by selecting investments with the potential to enhance the portfolio's overall yield and total return.

- Uses quantitative computer models to identify attractive investments within the U.S. Government securities markets. As a result, ING Government Fund may, at times, emphasize one type of U.S. Government security rather than another.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The principal risks of investing in ING Government Fund are those generally attributable to bond investing, including increases in interest rates. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates.
In addition to being sensitive to changes in interest rates, the prices of mortgage-related securities also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

 26      ING Government Fund

                                                             ING GOVERNMENT FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                         [INVESTMENT PERFORMANCE CHART]




  1992    1993    1994    1995    1996    1997    1998    1999     2000    2001
  -----   -----   -----   ----    -----   -----   -----   -----   ------   -----
                          15.12    1.44    8.59    7.47   -0.62    10.14

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as sub-adviser.

            Best and worst quarterly performance during this period:
                         [    ] quarter [    ]: [    ]%
                         [    ] quarter [    ]: [    ]%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Intermediate Government Bond Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %  [    ]         [    ]               [    ]
Class A Return After Taxes on Distributions(2)                  %  [    ]         [    ]               [    ]
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %  [    ]         [    ]               [    ]
Class B Return Before Taxes(3)                                  %  [    ]         [    ]               [    ]
Class C Return Before Taxes(4)                                  %  [    ]         [    ]               [    ]
Lehman Brothers Intermediate Government Bond Index (reflects
no deduction for fees, expenses or taxes)(5)                    %  [    ]         [    ]               [    ](6)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on April 15, 1994, March 1, 1999 and June 30, 1998, respectively. For periods prior to the Class A inception date, Class A performance is calculated using the performance of Class I shares (inception date January 4, 1994), and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class B and Class C inception dates, Class B and Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class B and Class C shares, respectively.

(2) Reflects deduction of sales charge of 4.75%.

(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 years returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The Lehman Brothers Intermediate Government Bond Index, an unmanaged index, includes those bonds found in the Lehman Brothers Government Bond Index that have a maturity of one to 9.99 years.

(6) The Lehman Brothers Intermediate Government Bond Index return is for the period beginning January 4, 1994 (inception date of Class I).

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    ING Government Fund       27

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING AELTUS MONEY MARKET FUND                  Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to provide HIGH CURRENT RETURN, CONSISTENT WITH PRESERVATION OF CAPITAL AND LIQUIDITY, through investment in high-quality money market instruments.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Money Market invests in a diversified portfolio of high-quality fixed income securities denominated in U.S. dollars, with short remaining maturities. These securities include U.S. Government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. Government agencies), corporate debt securities, commercial paper, asset-backed securities, mortgage-related securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by Aeltus to be of comparable quality. Aeltus seeks to maintain a dollar-weighted average portfolio maturity of 90 days or less.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

Although Money Market seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in Money Market. An investment in Money Market is not insured or guaranteed by the FDIC or any other government agency. A weak economy, strong equity markets and changes by the Federal Reserve in its monetary policies all could affect short-term interest rates and therefore the value and yield of Money Market's shares. Risks also include adverse changes in the actual or perceived creditworthiness of issuers and adverse changes in the economic or political environment.

 28      ING Aeltus Money Market Fund

                                                    ING AELTUS MONEY MARKET FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                       [INVESTMENT PERFORMANCE BAR CHART]




                                             1992     1993     1994     1995     1996     1997    1998    1999     2000     2001
                                             -----    -----    -----    -----    -----    ----    ----    -----    -----    -----
                                                                         5.99     5.41    5.45    5.32     4.98     6.07

(1) These figures are for the year ended December 31 of each year.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as sub-adviser.

            Best and worst quarterly performance during this period:
                         [    ] quarter [    ]: [    ]%
                         [    ] quarter [    ]: [    ]%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- Money Fund Report Averages(TM)/All Taxable Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class A Return Before Taxes                                     %  [    ]         [    ]               [    ]
Class A Return After Taxes on Distributions
Class A Return After Taxes on Distributions and Sale of Fund
  Shares
Class B(2)                                                      %  [    ]         [    ]               [    ]
Class C                                                         %  [    ]         [    ]               [    ]
Money Fund Report Averages(TM)/ All Taxable Index (reflects
no deduction for fees, expenses or taxes)(3)                    %  [    ]         [    ]               [    ](4)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on April 15, 1994, March 1, 1999 and June 30, 1998, respectively. For periods prior to the Class A inception date (April 15, 1994), Class A performance is calculated using the performance of Class I shares (inception date January 3, 1992), and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class B and Class C inception dates, Class B and Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class B and Class C shares, respectively.

(2) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 years returns.

(3) The Money Fund Report Averages(TM)/All Taxable Index (formerly IBC Money Fund Average/All Taxable Index) is an average of the returns of more than 250 money market mutual funds surveyed each month by iMoneyNet, Inc.

(4) The Money Fund Report Average(TM)/All Taxable Index return is for the period beginning January 3, 1992 (inception date of Class I).

      To obtain current yield information, please contact 1-800-992-0180.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING Aeltus Money Market Fund       29

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GENERATION FUNDS                          Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------

ING ASCENT FUND

(ASCENT)

ING CROSSROADS FUND

(CROSSROADS)

ING LEGACY FUND

(LEGACY)

INVESTMENT OBJECTIVES  ASCENT seeks to provide CAPITAL APPRECIATION.

CROSSROADS seek to provide TOTAL RETURN (i.e., income and capital appreciation, both realized and unrealized).

LEGACY seeks to provide TOTAL RETURN CONSISTENT WITH PRESERVATION OF CAPITAL.

PRINCIPAL INVESTMENT STRATEGIES Ascent, Crossroads and Legacy are asset allocation funds that have been designed for investors with different investment goals:

- Ascent is managed for investors seeking capital appreciation who generally have an INVESTMENT HORIZON EXCEEDING 15 YEARS AND WHO HAVE A HIGH LEVEL OF RISK TOLERANCE.
- Crossroads is managed for investors seeking a balance between income and capital appreciation who generally have an INVESTMENT HORIZON EXCEEDING 10 YEARS AND WHO HAVE A MODERATE LEVEL OF RISK TOLERANCE.
- Legacy is managed for investors primarily seeking total return consistent with capital preservation who generally have an INVESTMENT HORIZON EXCEEDING 5 YEARS AND WHO HAVE A LOW LEVEL OF RISK TOLERANCE.

Under normal market conditions, Aeltus allocates the assets of each Generation Fund, in varying degrees, among several classes of equities, fixed-income securities (including up to 15% of the total value of each Fund's assets in high-yield instruments) and money market instruments. To remain consistent with each Generation Fund's investment objective and intended level of risk tolerance, Aeltus has instituted both a BENCHMARK PERCENTAGE ALLOCATION and a FUND LEVEL RANGE ALLOCATION for each asset class. The benchmark percentage for each asset class assumes neutral market and economic conditions. The Fund level range allows Aeltus to vary the weightings of each asset class in each Fund to take advantage of opportunities as market and economic conditions change.

The Generation Funds' benchmarks and ranges are described on the following page. The asset allocation limits apply at the time of purchase of a particular security.

Each Generation Fund's asset allocation may vary from the benchmark allocation (within the permissible range) based on Aeltus' ongoing evaluation of the expected returns and risks of each asset class relative to other classes. Aeltus may vary each Generation Fund's asset allocation within a given asset class to the full extent of the permissible range. Among the criteria Aeltus evaluates to determine allocations are economic and market conditions, including changes in circumstances with respect to particular asset classes, geographic regions, industries or issuers, and interest rate movements. In selecting individual portfolio securities, Aeltus considers such factors as:

- Expected dividend yields and growth rates.
- Bond yields.
- Current relative value compared to historic averages.

PRINCIPAL RISKS THE SUCCESS OF EACH GENERATION FUND'S STRATEGY DEPENDS SIGNIFICANTLY ON AELTUS' SKILL IN CHOOSING INVESTMENTS AND IN ALLOCATING ASSETS AMONG THE DIFFERENT INVESTMENT CLASSES.

In addition, each asset type has risks that are somewhat unique, as described below. The performance of each Generation Fund will be affected by these risks to a greater or lesser extent depending on the size of the allocation. The principal risks of investing in each Generation Fund are those generally attributable to stock and bond investing.

For stock investments, those risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies, and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

The risks associated with real estate securities include periodic declines in the value of real estate generally, and declines in the rents and other income generated by real estate caused by such factors as periodic over-building.

For bonds, generally, when interest rates rise, bond prices fall. Also, economic and market conditions may cause issuers to default or go bankrupt. The value of high-yield bonds is even more sensitive to economic and market conditions than other bonds.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

 30      ING Generation Funds

     ASSET CLASS
                                              ASCENT            CROSSROADS(1)     LEGACY(2)         COMPARATIVE INDEX
     EQUITIES
     LARGE CAPITALIZATION STOCKS
     Range                                    0-70%             0-50%             0-30%             S&P 500 Index
     Benchmark                                35%               25%               15%
     SMALL-/MID-CAPITALIZATION STOCKS
     Range                                    0-40%             0-30%             0-20%             Russell 2500 Index
     Benchmark                                20%               15%               10%
     INTERNATIONAL STOCKS
     Range                                    0-40%             0-30%             0-20%             Morgan Stanley Capital
     Benchmark                                20%               15%               10%               International Europe, Australia
                                                                                                    and Far East Index
     REAL ESTATE STOCKS
     Range                                    0-10%             0-10%             0-10%             National Association of
     Benchmark                                5%                5%                5%                Real Estate Investment Trusts
                                                                                                    Equity Index
     FIXED INCOME
     U.S. DOLLAR BONDS
     Range                                    0-30%             0-60%             0-90%             Salomon Brothers Broad
     Benchmark                                15%               30%               45%               Investment Grade Index
     INTERNATIONAL BONDS
     Range                                    0-10%             0-10%             0-10%             Salomon Brothers Non-U.S.
     Benchmark                                5%                5%                5%                World Government Bond Index
     MONEY MARKET INSTRUMENTS
     Range                                    0-30%             0-30%             0-30%             91-Day U.S. Treasury Bill Rate
     Benchmark                                0%                5%                10%


---------------------
(1)Crossroads will invest no more than 60% of its assets in any combination of the following asset classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

(2)Legacy will invest no more than 35% of its assets in any combination of the following asset classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   ING Generation Funds       31

ING ASCENT FUND
--------------------------------------------------------------------------------
          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                       [INVESTMENT PERFORMANCE BAR CHART]





                                             1992     1993     1994     1995     1996     1997    1998    1999     2000     2001
                                             -----    -----    -----    -----    -----    ----    ----    -----    -----    -----
                                                                                                  4.28    14.55    -2.56

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as sub-adviser.

            Best and worst quarterly performance during this period:
                         [  ] quarter [    ]: up [  ]%
                        [  ] quarter [    ]: down [  ]%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 3000 Index and the Ascent Composite. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %   [  ]        [  ]                 N/A
Class A Return After Taxes on Distributions(2)                  %   [  ]        [  ]                 N/A
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %   [  ]        [  ]                 N/A
Class B Return Before Taxes(3)                                  %   [  ]        [  ]                 N/A
Class C Return Before Taxes(4)                                  %   [  ]        [  ]                 N/A
Russell 3000 Growth Index (reflects no deduction for fees,
expenses or taxes)(5)                                           %   [  ]        [  ]    (6)          N/A
Ascent Composite (reflects no deduction for fees, expenses
or taxes)(7)                                                    %   [  ]        [  ]    (8)          N/A

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on January 20, 1997, March 1, 1999 and June 30, 1998, respectively. For periods prior to the Class A inception date, Class A performance is calculated using the performance of Class I shares (inception date January 4, 1995), and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class B and Class C inception dates, Class B and Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class B and Class C shares, respectively.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The Russell 3000 Growth Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(6) The Russell 3000 Growth Index return is for the period beginning January 4, 1995 (inception date of Class I).

(7) The Ascent Composite is comprised of the seven stock and bond indices listed below in weights that correspond to the particular benchmark weights for the Fund. However, the Composite performance information for Ascent prior to March 1, 2000 is based on benchmark weights that were in effect at that time. Only the following asset class benchmarks were changed as of March 1, 2000. The benchmarks for large capitalization stocks, real estate stocks, U.S. Dollar bonds and international bonds were 20%, 20%, 10% and 10%, respectively.

(8) The Ascent Composite return is for the period beginning January 4, 1995 (inception date of Class I).

 32      ING Ascent Fund

ING CROSSROADS FUND
--------------------------------------------------------------------------------

          [MONEY]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                       [INVESTMENT PERFORMANCE BAR CHART]




                                               1992     1993     1994     1995     1996     1997    1998    1999    2000    2001
                                               -----    -----    -----    -----    -----    ----    ----    ----    ----    -----
                                                                                                    6.12    7.16    3.45

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as sub-adviser.

            Best and worst quarterly performance during this period:
                         [  ] quarter [    ]: up [  ]%
                        [  ] quarter [    ]: down [  ]%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 3000 Index and the Crossroads Composite. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %   [  ]        [  ]                 N/A
Class A Return After Taxes on Distributions(2)                  %   [  ]        [  ]                 N/A
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %   [  ]        [  ]                 N/A
Class B Return Before Taxes(3)                                  %   [  ]        [  ]                 N/A
Class C Return Before Taxes(4)                                  %   [  ]        [  ]                 N/A
Russell 3000 Growth Index (reflects no deduction for fees,
expenses or taxes)(5)                                           %   [  ]        [  ]                 N/A
Crossroads Composite (reflects no deduction for fees,
  expenses or taxes)(7)                                         %   [  ]        [  ]                 N/A

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on January 20, 1997, March 1, 1999 and June 30, 1998, respectively. For periods prior to the Class A inception date, Class A performance is calculated using the performance of Class I shares (inception date January 4, 1995), and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class B and Class C inception dates, Class B and Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class B and Class C shares, respectively.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The Russell 3000 Growth Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(6) The Russell 3000 Growth Index return is for the period beginning January 4, 1995 (inception date of Class I).

(7) The Crossroads Composite is comprised of the seven stock and bond indices listed below in weights that correspond to the particular benchmark weights for the Fund. However, the Composite performance information for Ascent prior to March 1, 2000 is based on benchmark weights that were in effect at that time. Only the following asset class benchmarks were changed as of March 1, 2000. The benchmarks for large capitalization stocks, real estate stocks, U.S. Dollar bonds and international bonds were 15%, 15%, 25% and 10%, respectively.

(8) The Crossroads Composite return is for the period beginning January 4, 1995 (inception date of Class I).

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                                    ING Crossroads Fund       33

ING LEGACY FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                       [INVESTMENT PERFORMANCE BAR CHART]




                                               1992     1993     1994     1995     1996     1997    1998    1999    2000    2001
                                               -----    -----    -----    -----    -----    ----    ----    ----    ----    -----
                                                                                                    6.12    7.16    3.45

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as sub-adviser.

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Salomon Brothers Broad Investment-Grade Bond Index (Saly BIG Index) and the Ascent Composite. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %   [  ]        [  ]                 N/A
Class A Return After Taxes on Distributions(2)                  %   [  ]        [  ]                 N/A
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %   [  ]        [  ]                 N/A
Class B Return Before Taxes(3)                                  %   [  ]        [  ]                 N/A
Class C Return Before Taxes(4)                                  %   [  ]        [  ]                 N/A
Saly BIG Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %   [  ]      [  ](6)                N/A
Legacy Composite (reflects no deduction for fees, expenses
  or taxes)(7)                                                  %   [  ]      [  ](8)                N/A

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on January 20, 1997, March 1, 1999 and June 30, 1998, respectively. For periods prior to the Class A inception date, Class A performance is calculated using the performance of Class I shares (inception date January 4, 1995), and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class B and Class C inception dates, Class B and Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class B and Class C shares, respectively.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The Saly BIG Index is a market-weighted index that contains approximately 4,700 individually priced investment-grade bonds. The index includes U.S. Treasury/agency issues, mortgage passthrough securities, and corporate issues.

(6) The Saly BIG Index return is for the period beginning January 4, 1995 (inception date of Class I).

(7) The Legacy Composite is comprised of the seven stock and bond indices listed below in weights that correspond to the particular benchmark weights for the Fund. However, the Composite performance information for Ascent prior to March 1, 2000 is based on benchmark weights that were in effect at that time. Only the following asset class benchmarks were changed as of March 1, 2000. The benchmarks for large capitalization stocks, real estate stocks, U.S. Dollar bonds and international bonds were 10%, 10%, 40% and 10%, respectively.

(8) The Legacy Composite return is for the period beginning January 4, 1995 (inception date of Class I).

 34      ING Legacy Fund

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Fund. The tables that follow show the fees and expenses for each of the ING Funds.

FEES YOU PAY DIRECTLY

                                                                CLASS A(1)    CLASS B(1)    CLASS C(1)
------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING
  PRICE)
 Index Plus Funds                                                  3.00          None          None
 ING Bond Fund and ING Government Fund                             4.75          None          None
 All other Funds except Money Market                               5.75          None          None
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES
  PRICE, WHICHEVER IS LESS)
 All Funds                                                         none(2)       5.00(3)       1.00(4)



(1) The Funds do not impose any sales charge (load) on reinvested dividends or exchanges.

(2) A contingent deferred sales charge (CDSC) of up to 1.00% is assessed only on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(3) The Funds charge a CDSC of 5.00% on shares redeemed in the first year, declining to 1.00% on shares redeemed in the sixth year. No CDSC is charged thereafter.

(4) The Funds charge a CDSC of 1.00% on shares redeemed in the first year. No CDSC is charged thereafter.

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS A
                                                       DISTRIBUTION
                                                           AND                           TOTAL
                                                         SERVICE                         FUND
                                         MANAGEMENT      (12b-1)          OTHER        OPERATING       WAIVERS AND         NET
FUND                                        FEE            FEES        EXPENSES(2)     EXPENSES     REIMBURSEMENTS(3)    EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 ING International Growth Fund     %        0.85           0.25
 ING Growth Fund                   %        0.70           0.25
 ING Small Company Fund            %        0.85           0.25
 ING Technology Fund               %        1.05           0.25
 ING Index Plus Large Cap Fund     %        0.45           0.25
 ING Index Plus Mid Cap Fund       %        0.45           0.25
 ING Index Plus Small Cap Fund     %        0.45           0.25
 ING Value Opportunity Fund        %        0.70           0.25
 ING Balanced Fund                 %        0.80           0.25
 ING Growth and Income Fund        %        0.67           0.25
 ING Bond Fund                     %        0.50           0.25
 ING Government Fund               %        0.50           0.25
 ING Aeltus Money Market Fund      %        0.40           0.00
 ING Ascent Fund                   %        0.80           0.25
 ING Crossroads Fund               %        0.80           0.25
 ING Legacy Fund                   %        0.80           0.25

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       35

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS B
                                                       DISTRIBUTION
                                                           AND                           TOTAL
                                                         SERVICE                         FUND
                                         MANAGEMENT      (12b-1)          OTHER        OPERATING       WAIVERS AND         NET
FUND                                        FEE            FEES        EXPENSES(2)     EXPENSES     REIMBURSEMENTS(3)    EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 ING International Growth Fund     %        0.85           1.00
 ING Growth Fund                   %        0.70           1.00
 ING Small Company Fund            %        0.85           1.00
 ING Technology Fund               %        1.05           1.00
 ING Index Plus Large Cap Fund     %        0.45           1.00
 ING Index Plus Mid Cap Fund       %        0.45           1.00
 ING Index Plus Small Cap Fund     %        0.45           1.00
 ING Value Opportunity Fund        %        0.70           1.00
 ING Balanced Fund                 %        0.80           1.00
 ING Growth and Income Fund        %        0.67           1.00
 ING Bond Fund                     %        0.50           1.00
 ING Government Fund               %        0.50           1.00
 ING Aeltus Money Market Fund      %        0.40           1.00
 ING Ascent Fund                   %        0.80           1.00
 ING Crossroads Fund               %        0.80           1.00
 ING Legacy Fund                   %        0.80           1.00

 36      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

CLASS C
                                                       DISTRIBUTION
                                                           AND                           TOTAL
                                                         SERVICE                         FUND
                                         MANAGEMENT      (12b-1)          OTHER        OPERATING       WAIVERS AND         NET
FUND                                        FEE            FEES        EXPENSES(2)     EXPENSES     REIMBURSEMENTS(3)    EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 ING International Growth Fund     %        0.85           1.00
 ING Growth Fund                   %        0.70           1.00
 ING Small Company Fund            %        0.85           1.00
 ING Technology Fund               %        1.05           1.00
 ING Index Plus Large Cap Fund     %        0.45           0.75
 ING Index Plus MidCap Fund        %        0.45           0.75
 ING Index Plus SmallCap Fund      %        0.45           0.75
 ING Value Opportunity Fund        %        0.70           1.00
 ING Balanced Fund                 %        0.80           1.00
 ING Growth and Income Fund        %        0.67           1.00
 ING Bond Fund                     %        0.50           1.00
 ING Government Fund               %        0.50           1.00
 ING Aeltus Money Market Fund      %        0.40           0.00
 ING Ascent Fund                   %        0.80           1.00
 ING Crossroads Fund               %        0.80           1.00
 ING Legacy Fund                   %        0.80           1.00

--------------------------------------------------------------------------------

(1) The expenses shown are based on the year ended October 31, 2001, except that expense information for Money Market has been restated to reflect the current level of Net Expenses.

(2) An administrative services fee of 0.10% is included in Other Expenses.

(3) ING Investments has entered into written expense limitation agreements with each Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments within three years. The amount of each Fund's expenses waived or reimbursed during the last fiscal year by the adviser is shown under the heading Waivers and Reimbursements. For each Fund, the expense limit will continue through at least [December 31, 2002]. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless the Adviser provides written notice of the termination of the expense limitation agreement at least 30 days prior to the end of the then current term or upon termination of the investment management agreement.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       37

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

EXAMPLES

The examples that follow are intended to help you compare the cost of investing in the ING Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

CLASS A

FUND                                                                 1 YEAR(1)     3 YEARS(1)     5 YEARS(1)     10 YEARS(1)
----------------------------------------------------------------------------------------------------------------------------
 ING International Growth Fund                                  $
 ING Growth Fund                                                $
 ING Growth and Income Fund                                     $
 ING Small Company Fund                                         $
 ING Technology Fund                                            $
 ING Index Plus Large Cap Fund                                  $
 ING Index Plus MidCap Fund                                     $
 ING Index Plus SmallCap Fund                                   $
 ING Balanced Fund                                              $
 ING Value Opportunity Fund                                     $
 ING Bond Fund                                                  $
 ING Government Fund                                            $
 ING Aeltus Money Market Fund                                   $
 ING Ascent Fund                                                $
 ING Crossroads Fund                                            $
 ING Legacy Fund                                                $

 38      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

CLASS B

                                                              IF YOU SELL YOUR SHARES
                                                ----------------------------------------------------
FUND                                            1 YEAR(1)    3 YEARS(1)    5 YEARS(1)    10 YEARS(1)
----------------------------------------------------------------------------------------------------
 ING International Growth Fund               $
 ING Growth Fund                             $
 ING Growth and Income Fund                  $
 ING Small Company Fund                      $
 ING Technology Fund                         $
 ING Index Plus Large Cap Fund               $
 ING Index Plus MidCap Fund                  $
 ING Index Plus SmallCap Fund                $
 ING Balanced Fund                           $
 ING Value Opportunity Fund                  $
 ING Bond Fund                               $
 ING Government Fund                         $
 ING Aeltus Money Market Fund                $
 ING Ascent Fund                             $
 ING Crossroads Fund                         $
 ING Legacy Fund                             $

                                                      IF YOU DON'T SELL YOUR SHARES
                                           ----------------------------------------------------
FUND                                       1 YEAR(1)    3 YEARS(1)    5 YEARS(1)    10 YEARS(1)
-----------------------------------------  ----------------------------------------------------
 ING International Growth Fund
 ING Growth Fund
 ING Growth and Income Fund
 ING Small Company Fund
 ING Technology Fund
 ING Index Plus Large Cap Fund
 ING Index Plus MidCap Fund
 ING Index Plus SmallCap Fund
 ING Balanced Fund
 ING Value Opportunity Fund
 ING Bond Fund
 ING Government Fund
 ING Aeltus Money Market Fund
 ING Ascent Fund
 ING Crossroads Fund
 ING Legacy Fund

EXAMPLES

CLASS C

                                                              IF YOU SELL YOUR SHARES
                                                ----------------------------------------------------
FUND                                            1 YEAR(1)    3 YEARS(1)    5 YEARS(1)    10 YEARS(1)
----------------------------------------------------------------------------------------------------
 ING International Growth Fund               $
 ING Growth Fund                             $
 ING Growth and Income Fund                  $
 ING Small Company Fund                      $
 ING Technology Fund                         $
 ING Index Plus Large Cap Fund               $
 ING Index Plus MidCap Fund                  $
 ING Index Plus SmallCap Fund                $
 ING Balanced Fund                           $
 ING Value Opportunity Fund                  $
 ING Bond Fund                               $
 ING Government Fund                         $
 ING Aeltus Money Market Fund                $
 ING Ascent Fund                             $
 ING Crossroads Fund                         $
 ING Legacy Fund                             $

                                                      IF YOU DON'T SELL YOUR SHARES
                                           ----------------------------------------------------
FUND                                       1 YEAR(1)    3 YEARS(1)    5 YEARS(1)    10 YEARS(1)
-----------------------------------------  ----------------------------------------------------
 ING International Growth Fund
 ING Growth Fund
 ING Growth and Income Fund
 ING Small Company Fund
 ING Technology Fund
 ING Index Plus Large Cap Fund
 ING Index Plus MidCap Fund
 ING Index Plus SmallCap Fund
 ING Balanced Fund
 ING Value Opportunity Fund
 ING Bond Fund
 ING Government Fund
 ING Aeltus Money Market Fund
 ING Ascent Fund
 ING Crossroads Fund
 ING Legacy Fund

--------------------------------------------------------------------------------

(1) The adviser is contractually obligated to waive fees and/or reimburse expenses through December 31, 2002 for all Funds except Growth, Balanced, Growth and Income, and Money Market. Therefore, figures for all Funds, except as noted, reflect a waiver/reimbursement for the first year of the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       39

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

ING PURCHASE OPTIONS(TM)

You may select from up to three separate classes of shares: Class A, Class B and Class C.

CLASS A (EXCEPT MONEY MARKET)

- Front-end sales charge, as described on the next page.

- Distribution and service (12b-1) fees of 0.25%.

CLASS B

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1%.

- A contingent deferred sales charge (CDSC), as described on the next page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C (EXCEPT MONEY MARKET)

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1% (for all Funds except the Index Plus Funds) or 0.75% (for the Index Plus Funds).

- A 1% CDSC on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

-

When choosing between classes, you should carefully consider the ongoing annual expenses along with the initial sales charge and the CDSC. The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined. You should discuss which class of shares is right for you with your investment professional.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

To pay for the cost of promoting the Funds and for servicing your shareholder account, each class of each Fund (other than Money Market Class A and Class C) has adopted a distribution and shareholder services plan, in accordance with Rule 12b-1 under the Investment Company Act of 1940, which require fees to be paid out of the assets of each class, as applicable. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.

 40      Shareholder Guide

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

SALES CHARGE CALCULATION

CLASS A

Class A shares of the Index Plus Funds are sold subject to the following sales charge:

                                   INDEX PLUS FUNDS
                            ------------------------------
                            AS A % OF THE    AS A % OF NET
YOUR INVESTMENT             OFFERING PRICE    ASSET VALUE
 Less than $50,000               3.00            3.09
 $50,000 - $99,999               2.50            2.56
 $100,000 - $249,999             2.00            2.04
 $250,000 - $499,999             1.50            1.52
 $500,000 - $999,999             1.00            1.01
 $1,000,000 and over                             See below

Class A shares of the ING Bond Fund and ING Government Fund are sold subject to the following sales charge:

                                    BOND FUND AND
                                   GOVERNMENT FUNDS
                            ------------------------------
                            AS A % OF THE    AS A % OF NET
YOUR INVESTMENT             OFFERING PRICE    ASSET VALUE
 Less than $50,000               4.75            4.99
 $50,000 - $99,999               4.50            4.71
 $100,000 - $249,999             3.50            3.63
 $250,000 - $499,999             2.50            2.56
 $500,000 - $999,999             2.00            2.04
 $1,000,000 and over                             See below

Class A shares of all of the other ING Funds offered in this prospectus (other than Money Market) are sold subject to the following sales charge:

                                   ALL OTHER FUNDS
                            ------------------------------
                            AS A % OF THE    AS A % OF NET
YOUR INVESTMENT             OFFERING PRICE    ASSET VALUE
 Less than $50,000               5.75            6.10
 $50,000 - $99,999               4.50            4.71
 $100,000 - $249,999             3.50            3.63
 $250,000 - $499,999             2.50            2.56
 $500,000 - $999,999             2.00            2.04
 $1,000,000 and over                             See below

INVESTMENTS OF $1 MILLION OR MORE. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                       PERIOD DURING WHICH
YOUR INVESTMENT                 CDSC      CDSC APPLIES
 $1,000,000 - $2,499,999        1.00%        2 years
 $2,500,000 - $4,999,999        0.50         1 year
 $5,000,000 and over            0.25         1 year

However, Class A shares that were purchased in an amount of $1 million or more through Funds that were part of the Aetna Mutual Funds (other than any of the Aetna Index Plus Mutual Funds) at the time of purchase will be subject to a contingent deferred sales charge if they are redeemed within one or two years of purchase, depending on the amount of the purchase as follows:

                                         PERIOD DURING WHICH
YOUR INVESTMENT                  CDSC       CDSC APPLIES
 $1,000,000 - $2,999,999         1.00%        1st year
                                 0.50         2nd year
 $3,000,000 - $19,999,999        0.50          2 years
 $20 million or greater          0.25          2 years

However, Class A shares that were purchased in an amount of $1 million or more through Funds that were part of the Aetna Index Plus Mutual Funds at the time of purchase will be subject to a contingent deferred sales charge if they are redeemed within one or two years of purchase, depending on the amount of the purchase as follows:

                                         PERIOD DURING WHICH
YOUR INVESTMENT                  CDSC       CDSC APPLIES
 $1,000,000 - $2,999,999         0.50%         2 years
 $3,000,000 - $19,999,999        0.25          2 years
 $20 million or greater          0.25          2 years

Investors who exchange Class A shares that were purchased from Funds that were part of the Aetna Mutual Funds at the time of purchase for shares of other ING Funds will be subject to the ING Fund's CDSC schedule which may mean that a higher rate will apply.

CLASS B AND CLASS C

Class B and Class C shares are offered at their net asset value per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the net asset value of the shares at the time of purchase or redemption. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

CLASS B DEFERRED SALES CHARGE

                                                      CDSC ON SHARES
YEARS AFTER PURCHASE                                    BEING SOLD
 1st year                                                     5%
 2nd year                                                     4
 3rd year                                                     3
 4th year                                                     3
 5th year                                                     2
 6th year                                                     1
 After 6th year                                            none

CLASS C DEFERRED SALES CHARGE

                                                      CDSC ON SHARES
YEARS AFTER PURCHASE                                    BEING SOLD
 1st year                                                     1%
 After 1st year                                            none

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       41

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

However, Class C shares that were purchased through Funds that were part of the Aetna Mutual Funds at the time of purchase (other than the ING Aeltus Money Market Fund) are subject to a CDSC on redemptions made within 18 months of purchase. The CDSC imposed on redemptions is 1.00%, except for the Index Plus Funds which impose a CDSC of 0.75%. Investors who exchange such Class C shares for Class C shares of other ING Funds will remain subject to the 18 month CDSC.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCED SALES CHARGES. You may reduce the initial sales charge on a purchase of Class A shares of the Funds by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

- LETTER OF INTENT -- lets you purchase shares over a 13 month period and pay the same sales charge as if the shares had all been purchased at once.

- RIGHTS OF ACCUMULATION -- lets you add the value of shares of any open-end ING Fund (excluding the ING Aeltus Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge.

- COMBINATION PRIVILEGE -- shares held by investors in the ING Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.

See the Account Application or the SAI for details, or contact your financial representative or the Shareholder Servicing Agent for more information.

CDSC WAIVERS. If you notify the Transfer Agent at the time of redemption, the CDSC for each Class will be waived in the following cases:

- Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

- For Class B and Class C Shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

- Mandatory distributions from a tax-deferred retirement plan or an IRA.

If you think you may be eligible for a CDSC waiver, contact your financial representative or the Shareholder Servicing Agent.

REINSTATEMENT PRIVILEGE. If you sell Class B or Class C shares of a ING Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial representative or the Shareholder Servicing Agent. Consult the SAI for more information.

SALES CHARGE WAIVERS. Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Servicing Agent, or see the SAI.

 42      Shareholder Guide

HOW TO PURCHASE SHARES                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

The minimum initial investment amounts for the ING Funds are as follows:

- Non-retirement accounts: $1,000

- Retirement accounts: $250

- Pre-Authorized Investment Plan: $100 to open; you must invest at least $100 a month.

The minimum additional investment is $100.

Make your investment using the table on the right.

The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third-party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S.
bank) will not be accepted. The ING Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000 ($250 for IRAs).

RETIREMENT PLANS

The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Co. Kansas City (SSB) acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.


                           Initial                 Additional
     Method              Investment                Investment
 BY CONTACTING      An investment
 YOUR INVESTMENT    professional with an
 PROFESSIONAL       authorized firm can
                    help you establish and
                    maintain your account.
 BY MAIL            Visit or consult an      Visit or consult an
                    investment               investment professional.
                    professional. Make       Fill out the Account
                    your check payable to    Additions form included
                    the ING Funds and mail   on the bottom of your
                    it, along with a         account statement along
                    completed Application.   with your check payable
                    Please indicate your     to the Fund and mail
                    investment               them to the address on
                    professional on the      the account statement.
                    New Account              Remember to write your
                    Application.             account number on the
                                             check.

 BY WIRE            Call the ING             Wire the funds in the
                    Operations Department    same manner described
                    at (800) 336-3436 to     under Initial
                    obtain an account        Investment.
                    number and indicate
                    your investment
                    professional on the
                    account.
                    Instruct your bank to
                    wire funds to the Fund
                    in the care of:
                    State Street Bank and
                    Trust Company
                    ABA #101003621
                    Kansas City, MO
                    credit to:
                    -------------
                    (the Fund)
                    A/C #751-8315; for
                    further credit to:
                    -------------------
                    Shareholder A/C #
                    -----------------
                    (A/C # you received
                    over the telephone)
                    Shareholder Name:
                   ----------------------
                    (Your Name Here)
                    After wiring funds you
                    must complete the
                    Account Application
                    and send it to:
                    ING Funds
                    P.O. Box 219368
                    Kansas City, MO
                    64121-9368

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       43

SHAREHOLDER GUIDE                                           HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

You may redeem shares using the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

- Your account must have a current value of at least $10,000.

- Minimum withdrawal amount is $100.

- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact the Shareholder Servicing Agent or see the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the U.S. Securities and Exchange Commission. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


                                                                           Method                         Procedures
                                                                    BY CONTACTING YOUR       You may redeem shares by contacting
                                                                    INVESTMENT               your investment professional.
                                                                    PROFESSIONAL             Investment professionals may charge
                                                                                             for their services in connection with
                                                                                             your redemption request, but neither
                                                                                             the Fund nor the Distributor imposes
                                                                                             any such charge.
                                                                    BY MAIL                  Send a written request specifying the
                                                                                             Fund name and share class, your
                                                                                             account number, the name(s) in which
                                                                                             the account is registered, and the
                                                                                             dollar value or number of shares you
                                                                                             wish to redeem to:
                                                                                             ING Funds
                                                                                             P.O. Box 219368
                                                                                             Kansas City, MO 64121-9368
                                                                                             If certificated shares have been
                                                                                             issued, the certificate must accompany
                                                                                             the written request. Corporate
                                                                                             investors and other associations must
                                                                                             have an appropriate certification on
                                                                                             file authorizing redemptions. A
                                                                                             suggested form of such certification
                                                                                             is provided on the Account
                                                                                             Application. A signature guarantee may
                                                                                             be required.
                                                                    BY TELEPHONE --          You may redeem shares by telephone on
                                                                    EXPEDITED REDEMPTION     all accounts other than retirement
                                                                                             accounts, unless you check the box on
                                                                                             the Account Application which
                                                                                             signifies that you do not wish to use
                                                                                             telephone redemptions. To redeem by
                                                                                             telephone, call the Shareholder
                                                                                             Servicing Agent at (800) 992-0180.
                                                                                             RECEIVING PROCEEDS BY CHECK:
                                                                                             You may have redemption proceeds (up
                                                                                             to a maximum of $100,000) mailed to an
                                                                                             address which has been on record with
                                                                                             ING Funds for at least 30 days.
                                                                                             RECEIVING PROCEEDS BY WIRE:
                                                                                             You may have redemption proceeds
                                                                                             (subject to a minimum of $5,000) wired
                                                                                             to your pre-designated bank account.
                                                                                             You will not be able to receive
                                                                                             redemption proceeds by wire unless you
                                                                                             check the box on the Account
                                                                                             Application which signifies that you
                                                                                             wish to receive redemption proceeds by
                                                                                             wire and attach a voided check. Under
                                                                                             normal circumstances, proceeds will be
                                                                                             transmitted to your bank on the
                                                                                             business day following receipt of your
                                                                                             instructions, provided redemptions may
                                                                                             be made. In the event that share
                                                                                             certificates have been issued, you may
                                                                                             not request a wire redemption by
                                                                                             telephone.

 44      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

NET ASSET VALUE

The net asset value (NAV) per share for each Fund and class is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the NAV of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors or Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

PRICE OF SHARES

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under How to Purchase Shares have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange shares of a Fund for shares of the same class of any other ING Fund, except for Lexington Money Market Trust and ING Corporate Leaders Trust Fund, without paying any additional sales charge, except that Class A shares of the ING Aeltus Money Market Fund for which no sales charge was paid must pay the applicable sales load on an exchange into Class A shares of another Fund. Shares subject to a CDSC will continue to age from the date that the original shares were purchased. You should review the prospectus of the ING Fund you intend to exchange into before exchanging your shares.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund, is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege with ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       45

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

long-term investment and not as a short-term trading vehicle. The Adviser may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.

You will automatically have the ability to request an exchange by calling the Shareholder Service Agent unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

CDSC ON EXCHANGE TO ING SENIOR INCOME FUND

You are not required to pay an applicable CDSC upon an exchange from any ING Fund described in this prospectus to the ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the CDSC will apply from the original ING Fund from which you exchanged. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the original ING Fund.

SYSTEMATIC EXCHANGE PRIVILEGE

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

ACCOUNT ACCESS

Unless your ING shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at [www.pilgrimfunds.com,] or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Service Representative, you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Servicing Agent at (800) 992-0180 [select Option 1], or see the privacy policy that accompanies this Prospectus.

 46      Shareholder Guide

ADVISER AND SUB-ADVISER                                  MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ING INVESTMENTS, LLC (ING OR ING INVESTMENTS), a Delaware limited liability company, serves as the investment adviser to each of the Funds. ING has overall responsibility for management of the Funds. ING provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

Organized in December 1994, ING is registered as an investment adviser with the SEC. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) (ING Group). ING Group is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.

As of December 31, 2001, ING managed over $[  ] billion in assets.

ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual advisory fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

                                                          ADVISORY
FUND                                                        FEE
----                                                      --------
International Growth
Growth
Small Company
Technology
Index Plus Large Cap
Index Plus MidCap
Index Plus SmallCap
Value Opportunity
Balanced
Growth and Income
Bond
ING Government Fund
Aeltus Money Market
Ascent
Crossroads
Legacy

SUB-ADVISER

For the following Funds, ING has engaged a Sub-Adviser to provide the day-to-day management of each Fund's portfolio.

ELIJAH ASSET MANAGEMENT, LLC

Elijah Asset Management, LLC, (EAM) 100 Pine St., Suite 420, San Francisco, California 94111, a Delaware limited liability company, serves as subadviser to Technology. Subject to such policies as the Board or Aeltus may determine, EAM manages Technology's assets in accordance with Technology's investment objective, policies, and limitations. EAM makes investment decisions for Technology as to those assets and places orders to purchase and sell securities and other investments for Technology.

TECHNOLOGY FUND

Ronald E. Elijah, managing member of EAM, has been managing Technology since its inception. Prior to founding EAM in March, 1999, Mr. Elijah was a portfolio manager with Robertson Stephens Investment Management. Roderick R. Berry, a member of EAM, has served as co-portfolio manager of Technology since its inception. Prior to joining EAM in March, 1999, Mr. Berry was a member of the Robertson Stephens Investment Management research team.

AELTUS INVESTMENT MANAGEMENT, INC.

Aeltus Investment Management, Inc., (Aeltus) serves as Sub-Adviser to each Fund (other than Technology Fund). Founded in 1972, Aeltus is registered as an investment adviser. Aeltus is an indirect wholly-owned subsidiary of ING Group, and is an affiliate of ING. Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. As of December 31, 2001, Aeltus managed over $[ ] billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3602.

SMALL COMPANY FUND

Small Company is managed by a team of Aeltus equity investment specialists led by Thomas DiBella, Portfolio Manager, Aeltus. Mr. DiBella has been managing Small Company since its inception in January 1994. Mr. DiBella joined Aeltus in 1991 and is currently responsible for the management of several small-capitalization portfolios.

VALUE OPPORTUNITY FUND

Value Opportunity is managed by a team of Aeltus equity investment specialists led by John McKenna, Portfolio Manager, Aeltus. Mr. McKenna has been managing Value Opportunity since March 2001 and has over seven years experience as an equity analyst. Mr. McKenna is also responsible for providing fundamental research and analysis for Aeltus' large-cap value equity portfolios.

INTERNATIONAL GROWTH FUND

International Growth is managed by a team of Aeltus equity investment specialists led by Vince Fioramonti, Portfolio Manager, Aeltus. Mr. Fioramonti has been managing International Growth since December 1995. Mr. Fioramonti also manages international stocks and non-U.S. dollar government bonds for several investment funds.

GROWTH FUND

Growth is managed by a team of Aeltus equity investment specialists led by Kenneth Bragdon, Portfolio Manager,




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       47

MANAGEMENT OF THE FUNDS                                              SUB-ADVISER
--------------------------------------------------------------------------------

Aeltus. Mr. Bragdon has been managing Growth since May 1998 and previously co-managed the Fund. Mr. Bragdon has 29 years of experience in the investment business, including more than 20 years with Aeltus.

INDEX PLUS LARGE CAP, INDEX PLUS MID CAP, INDEX PLUS SMALL CAP

Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap are managed by Hugh T.M. Whelan and Douglas Cote.

Mr. Whelan, Portfolio Manager, Aeltus, has served as co-manager of Index Plus Large Cap since March 2001 and as co-manager of Index Plus Mid Cap and Index Plus Small Cap since April 2000. Mr. Whelan has also been serving as a quantitative equity analyst since 1999. Previously, Mr. Whelan was a quantitative portfolio manager in Aeltus' fixed income group, specializing in corporate securities.

Mr. Cote, Portfolio Manager, Aeltus, has served as co-manager of Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap since March 2001. Mr. Cote has been serving as a quantitative equity analyst since 1966. Previously, Mr. Cote was responsible for developing quantitative applications for Aeltus' equity department.

BALANCED FUND

Balanced is managed by Neil Kochen and Steven Huber.

Mr. Kochen, Executive Vice President, Chief Investment Officer, Aeltus, has been co-managing Balanced since January 2000 and heads a team of equity investment specialists. Mr. Kochen has been with Aeltus since 1995 and previously served as head of fixed income quantitative research and head of investment strategy and policy.

Mr. Huber, Senior Vice President and Director of Fixed Income, Aeltus, has been co-managing Balanced since March 2002. Mr. Huber heads a team of fixed-income specialists, and is responsible for investment management of all of Aeltus' fixed-income portfolios, including institutional and mutual fund portfolios and has over 14 years experience in fixed-income investments.

GROWTH AND INCOME FUND

Growth and Income is managed by a team of investment professionals, each of whom specializes in a particular asset class, led by Donald E. Townswick, Portfolio Manager, Aeltus. Mr. Townswick has been managing Growth and Income since March 2001. Mr. Townswick also co-manages small- and mid-cap portfolios and serves as a small- and mid-cap securities specialist for other Aeltus advised funds since 1994.

BOND FUND, ING GOVERNMENT FUND

Steve Huber, Senior Vice President and Director of Fixed Income, Aeltus, serves as the lead portfolio manager and heads the fixed income team in management of the Bond Fund and ING Government Fund. Mr. Huber has led this team since February 2001, which consists of specialists in each fixed income asset class. Mr. Huber is also responsible for investment management of all of Aeltus' fixed-income portfolios, including institutional and mutual fund portfolios and has over 14 years experience in fixed-income investments.

ING AELTUS MONEY MARKET

Money Market is managed by a team of Aeltus fixed-income specialists led by Lennart Carlson, Senior Vice President, Aeltus. Mr. Carlson has been managing Money Market since March 2001. Mr. Carlson is also responsible for the coordination and execution of trading across all of Aeltus' fixed-income portfolios and has over [ ] years experience in fixed-income investments.

GENERATION FUNDS

ASCENT, CROSSROADS, LEGACY

Ascent, Crossroads and Legacy are managed by Neil Kochen and Steven Huber.

Mr. Kochen, Executive Vice President, Chief Investment Officer, Aeltus, has served as lead portfolio manager and asset allocation strategist for each Generation Fund since December 1999. Mr. Kochen heads a team of equity investment specialists each of whom specializes in a particular asset class. Mr. Kochen has been with Aeltus since 1995 and previously served as head of fixed income quantitative research and head of investment strategy and policy.

Mr. Huber, Senior Vice President and Director of Fixed Income, Aeltus, has been co-managing the Generation Funds since March 2002 and heads the team of fixed-income specialists. Mr. Huber is also responsible for investment management of all of Aeltus' fixed-income portfolios, including institutional and mutual fund portfolios and has over 14 years experience in fixed-income investments.


 48      Management of the Funds

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The Funds generally distribute most or all of their net earnings in the form of dividends. Each Fund pays dividends, if any, as follows:

ANNUALLY                  SEMI-ANNUALLY      MONTHLY
--------                  -------------      -------
Growth                    Growth and Income  Bond Fund
International Growth      Balanced           ING Government Fund
Small Company Growth                         Aeltus Money
Value                                        Market(1)
Opportunity
Technology
Index Plus Large Cap
Index Plus Mid Cap
Index Plus Small Cap
Ascent
Crossroads
Legacy

(1)Dividends are declared and paid monthly.

Each Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class A, B or C shares of a Fund invested in another ING Fund which offers the same class shares.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 30% (in 2002 and 2003) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.




              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                     Dividends, Distributions and Taxes       49

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

In addition to the principal investments and strategies described on the previous pages, the Funds may also invest in other securities, engage in other practices, and be subject to additional risks, as discussed below and in the Statement of Additional Information (SAI).

FUTURES CONTRACTS AND OPTIONS. Each Fund (except Money Market) may enter into futures contracts and use options. The Funds primarily use future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Funds also may use these instruments for speculation (investing for potential income or capital gain).

- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.

- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

SWAPS. Bond, Balanced, Ascent, Crossroads and Legacy may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. Those Funds eligible to enter into swaps are not limited to any particular form or variety of swap agreement if Aeltus determines it is consistent with that Fund's investment objective and policies.

The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If Aeltus incorrectly forecasts such change, a Fund's performance would be less than if the Fund had not entered into the swap. In addition, if the counter party's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, a Fund's loss will consist of the net amount of contractual payments that a Fund has not yet received. Aeltus will monitor the creditworthiness of counterparties to a Fund's swap transactions on an ongoing basis.

DEFENSIVE INVESTING. In response to unfavorable market conditions, each Fund (except Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap) may make temporary investments that are not consistent with its principal investment objective and policies.

PORTFOLIO TURNOVER. Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during
the year. For the fiscal year ended October 31, 2001, [           ] had a
Portfolio turnover rate in excess of 150%. A high portfolio turnover rate increases a Fund's transaction costs and may increase your tax liability.


 50      More Information About Risks

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information
in these tables has been audited by [    ], independent auditors, whose reports,
along with the Funds' financial statements, are included in the Company's annual reports, which are available upon request.

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                                   Financial Highlights       51

ING INTERNATIONAL GROWTH FUND                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          CLASS A                                         CLASS B
                                    ----------------------------------------------------   --------------------------------------
                                                                                                                   PERIOD FROM
                                                                                                                  MARCH 1, 1999
                                                                                               YEAR ENDED        (DATE OF INITIAL
                                                   YEAR ENDED OCTOBER 31,                      OCTOBER 31,       PUBLIC OFFERING)
                                    ----------------------------------------------------   -------------------    TO OCTOBER 31,
                                      2001       2000       1999       1998       1997       2001       2000           1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
 of period                     $                 13.74      11.83      13.57      11.77                 13.69          11.70
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income         $                 -0.06(++)   -0.02(+)   -0.02(+)   -0.07(+)             -0.05(++)       -0.08+
 Net realized and change in
 unrealized gain or loss on
 investments                   $                  1.39       3.08       1.05       2.88                  1.29           2.07
 Total income from
 investment operations         $                  1.33       3.06       1.03       2.81                  1.24           1.99
LESS DISTRIBUTIONS:
 From net investment income    $                    --      -0.55      -0.31      -0.12                    --             --
 From net realized gains on
 investments                   $                 -1.57      -0.60      -2.46      -0.89                 -1.51             --
 Total distributions           $                 -1.57      -1.15      -2.77      -1.01                 -1.51             --
 Net asset value, end of
 period                        $                 13.50      13.74      11.83      13.57                 13.42          13.69
 TOTAL RETURN                  %                  8.80      27.76       9.76      25.07                  8.15          17.01
 Net assets, end of period
 (000's)                       $                83,245     35,098     15,078     19,063                 1,617            225
 Ratio of net investment
 expenses to average net
 assets                        %                  1.49       1.60       1.82       2.47                  2.24           2.35(1)
 Ratio of net investment
 income to average net
 assets                        %                 -0.55      -0.16      -0.19      -0.57                 -1.30          -0.91
 Ratio of expenses before
 reimbursement and waiver
 to average net assets         %                  1.49       1.78       2.01         --                  2.24           2.53(1)
 Portfolio turnover rate       %                181.87     175.71     152.73     194.41                181.87         175.71

                                                                                            CLASS C
                                                                     ------------------------------------------------------
                                                                                                             PERIOD FROM
                                                                                                            JUNE 30, 1998
                                                                                                           (DATE OF INITIAL
                                                                          YEAR ENDED OCTOBER 31,           PUBLIC OFFERING)
                                                                     --------------------------------       TO OCTOBER 31,
                                                                      2001         2000         1999             1998
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $                  13.68        11.85            13.29
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                          $                  -0.05(++)    -0.12(+)         -0.03(+)
 Net realized and change in unrealized gain or loss on
 investments                                                    $                   1.27         3.10            -1.41
 Total income from investment operations                        $                   1.22         2.98            -1.44
LESS DISTRIBUTIONS:
 From net investment income                                     $                     --        -0.55               --
 From net realized gains on investments                         $                  -1.51        -0.60               --
 Total distributions                                            $                  -1.51        -1.15               --
 Net asset value, end of period                                 $                  13.39        13.68            11.85
 TOTAL RETURN                                                   %                   7.91        27.01           -10.84
 Net assets, end of period (000's)                              $                  8,187        1,359              156
 Ratio of net investment expenses to average net assets         %                   2.24         2.35             2.36(1)
 Ratio of net investment income to average net assets           %                  -1.30        -0.91            -0.73
 Ratio of expenses before reimbursement and waiver to
 average net assets                                             %                   2.24         2.53             2.55(1)
 Portfolio turnover rate                                        %                 181.87       175.71           152.73

--------------------------------------------------------------------------------

(1) Annualized.

 ++ Per share data calculated using the SEC method.

 + Per share data calculated using weighted average number of shares outstanding throughout the period.

 52      ING International Growth Fund

FINANCIAL HIGHLIGHTS                                             ING GROWTH FUND
--------------------------------------------------------------------------------

                                                                      CLASS A
                                           -------------------------------------------------------------

                                                              YEAR ENDED OCTOBER 31,
                                           -------------------------------------------------------------
                                            2001           2000          1999         1998         1997
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                               $                     22.15        16.37        16.76        14.17
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                $                     -0.03(++)    -0.06(+)     -0.04(+)     -0.11(+)
 Net realized and change in
 unrealized gain or loss on
 investments                          $                      3.42         6.04         2.05         3.84
 Total income from investment
 operations                           $                      3.39         5.98         2.01         3.73
LESS DISTRIBUTIONS:
 From net realized gains on
 investments                          $                     -3.04        -0.20        -2.40        -1.14
 Total distributions                  $                     -3.04        -0.20        -2.40        -1.14
 Net asset value, end of period       $                     22.50        22.15        16.37        16.76
 TOTAL RETURN                         %                     16.34        36.78        14.34        28.05
 Net assets, end of period (000's)    $                   122,415       57,329       12,887        8,647
 Ratio of net investment expenses
 to average net assets                %                      1.12         1.19         1.32         1.92
 Ratio of net investment income to
 average net assets                   %                     -0.34        -0.29        -0.25        -0.67
 Portfolio turnover rate              %                    182.66       142.28       170.46       141.07

                                                    CLASS B
                                     --------------------------------------
                                                             PERIOD FROM
                                                            MARCH 1, 1999
                                       YEAR ENDED          (DATE OF INITIAL
                                       OCTOBER 31,         PUBLIC OFFERING)
                                     ---------------        TO OCTOBER 31,
                                      2001     2000              1999
-----------------------------------  --------------------------------------
Net asset value, beginning of
 period                                        22.40             19.84
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                         -0.03(++)         -0.15(+)
 Net realized and change in
 unrealized gain or loss on
 investments                                    3.30              2.71
 Total income from investment
 operations                                     3.27              2.56
LESS DISTRIBUTIONS:
 From net realized gains on
 investments                                   -2.96                --
 Total distributions                           -2.96                --
 Net asset value, end of period                22.71             22.40
 TOTAL RETURN                                  15.46             12.90
 Net assets, end of period (000's)             5,710             1,920
 Ratio of net investment expenses
 to average net assets                          1.87              1.94(1)
 Ratio of net investment income to
 average net assets                            -1.09             -1.04(1)
 Portfolio turnover rate                      182.66            142.28

                                                                                           CLASS C
                                                                     ---------------------------------------------------
                                                                                                          PERIOD FROM
                                                                                                         JUNE 30, 1998
                                                                                                        (DATE OF INITIAL
                                                                        YEAR ENDED OCTOBER 31,          PUBLIC OFFERING)
                                                                     ----------------------------        TO OCTOBER 31,
                                                                      2001     2000         1999              1998
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $              22.25        16.56             17.86
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                          $              -0.03(++)    -0.22(+)          -0.05(++)
 Net realized and change in unrealized gain or loss on
 investments                                                    $               3.27         6.11             -1.25
 Total income from investment operations                        $               3.24         5.89             -1.30
LESS DISTRIBUTIONS:
 From net realized gains on investments                         $              -2.94        -0.20                --
 Total distributions                                            $              -2.94        -0.20                --
 Net asset value, end of period                                 $              22.55        22.25             16.56
 TOTAL RETURN                                                   %              15.47        35.80             -7.28
 Net assets, end of period (000's)                              $              3,857        1,446               356
 Ratio of net investment expenses to average net assets         %               1.87         1.94              1.99(1)
 Ratio of net investment income to average net assets           %              -1.09        -1.04             -0.92
 Portfolio turnover rate                                        %             182.66       142.28            170.46

--------------------------------------------------------------------------------

(1) Annualized.

 ++ Per share data calculated using the SEC method.

 + Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                        ING Growth Fund       53

ING SMALL COMPANY FUND                                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      CLASS A                                       CLASS B
                                            ------------------------------------------------------------        ---------------

                                                                                                                  YEAR ENDED
                                                               YEAR ENDED OCTOBER 31,                             OCTOBER 31,
                                            ------------------------------------------------------------        ---------------
                                             2001          2000          1999         1998         1997          2001     2000
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                                $                   12.11         10.15        15.20        14.42                  12.37
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                 $                    0.02(++)      0.02(+)      0.01(+)     -0.16(+)                0.01(++)
 Net realized and change in
 unrealized gain or loss on
 investments                           $                    3.62          2.02        -0.84         4.36                   3.61
 Total income from investment
 operations                            $                    3.64          2.04        -0.83         4.20                   3.62
LESS DISTRIBUTIONS:
 From net investment income            $                   -0.01         -0.02           --           --                     --
 From net realized gains on
 investments                           $                   -0.94         -0.06        -4.22        -3.42                  -0.87
 Total distributions                   $                   -0.95         -0.08        -4.22        -3.42                  -0.87
 Net asset value, end of period        $                   14.80         12.11        10.15        15.20                  15.12
 TOTAL RETURN                          %                   31.55         20.16        -7.77        36.73                  30.51
 Net assets, end of period (000's)     $                  61,682        16,269        9,089        7,077                  1,246
 Ratio of net investment expenses
 to average net assets                 %                    1.35          1.48         1.63         2.33                   2.10
 Ratio of net investment income to
 average net assets                    %                    0.21          0.18         0.15        -1.17                   0.54
 Ratio of expenses before
 reimbursement and waiver to
 average net assets                    %                      --          1.50         1.74           --                     --
 Portfolio turnover rate               %                  333.36        231.94       211.87       150.43                 333.36

                                         CLASS B
                                     ----------------
                                       PERIOD FROM
                                      MARCH 1, 1999
                                     (DATE OF INITIAL
                                     PUBLIC OFFERING)
                                      TO OCTOBER 31,
                                           1999
-----------------------------------  ----------------
Net asset value, beginning of
 period                                    10.69
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                     -0.05(+)
 Net realized and change in
 unrealized gain or loss on
 investments                                1.73
 Total income from investment
 operations                                 1.68
LESS DISTRIBUTIONS:
 From net investment income                   --
 From net realized gains on
 investments                                  --
 Total distributions                          --
 Net asset value, end of period            12.37
 TOTAL RETURN                              15.72
 Net assets, end of period (000's)           129
 Ratio of net investment expenses
 to average net assets                      2.23(1)
 Ratio of net investment income to
 average net assets                        -0.57(1)
 Ratio of expenses before
 reimbursement and waiver to
 average net assets                         2.25(1)
 Portfolio turnover rate                  231.94

                                                                                              CLASS C
                                                                     ---------------------------------------------------------
                                                                                                                PERIOD FROM
                                                                                                               JUNE 30, 1998
                                                                                                              (DATE OF INITIAL
                                                                           YEAR ENDED OCTOBER 31,             PUBLIC OFFERING)
                                                                     ----------------------------------        TO OCTOBER 31,
                                                                      2001          2000          1999              1998
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $                   12.32         10.39             12.11
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                          $                    0.02(++)     -0.07(+)          -0.02(+)
 Net realized and change in unrealized gain or loss on
 investments                                                    $                    3.59          2.07             -1.70
 Total income from investment operations                        $                    3.61          2.00             -1.72
LESS DISTRIBUTIONS:
 From net investment income                                     $                      --         -0.01                --
 From net realized gains on investments                         $                   -0.89         -0.06                --
 Total distributions                                            $                   -0.89         -0.07                --
 Net asset value, end of period                                 $                   15.04         12.32             10.39
 TOTAL RETURN                                                   %                   30.54         19.33            -14.21
 Net assets, end of period (000's)                              $                   6,736         1,893             1,118
 Ratio of net investment expenses to average net assets         %                    2.10          2.23              2.30(1)
 Ratio of net investment income to average net assets           %                   -0.54         -0.57             -0.52(1)
 Ratio of expenses before reimbursement and waiver to
 average net assets                                             %                      --          2.25              2.41(1)
 Portfolio turnover rate                                        %                  333.36        231.94            211.87

--------------------------------------------------------------------------------

(1) Annualized.

 ++ Per share data calculated using the SEC method.

 + Per share data calculated using weighted average number of shares outstanding throughout the period.

 54      ING Small Company Fund

FINANCIAL HIGHLIGHTS                                         ING TECHNOLOGY FUND
--------------------------------------------------------------------------------

                                                        CLASS A                                CLASS B
                                            --------------------------------       --------------------------------
                                                               PERIOD FROM                            PERIOD FROM
                                                              MARCH 1, 2000                          MARCH 1, 2000
                                                              (COMMENCEMENT                          (COMMENCEMENT
                                            YEAR ENDED        OF OPERATIONS)       YEAR ENDED        OF OPERATIONS)
                                            OCTOBER 31,       TO OCTOBER 31,       OCTOBER 31,       TO OCTOBER 31,
                                               2001                2000               2001                2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                                $                           10.00                                  10.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                 $                           -0.06(++)                              -0.08(++)
 Net realized and change in
 unrealized gain or loss on
 investments                           $                           -1.38                                  -1.40
 Total income from investment
 operations                            $                           -1.44                                  -1.48
LESS DISTRIBUTIONS:
 From net investment income            $                              --                                     --
 From net realized gains on
 investments                           $                              --                                     --
 Total distributions                   $                              --                                     --
 Net asset value, end of period        $                            8.56                                   8.52
 TOTAL RETURN                          %                          -14.40                                 -14.80
 Net assets, end of period (000's)     $                           7,569                                  2,329
 Ratio of net investment expenses
 to average net assets                 %                            1.75(1)                                2.50(1)
 Ratio of net investment income to
 average net assets                    %                           -1.34(1)                               -2.09(1)
 Ratio of expenses before
 reimbursement and waiver to
 average net assets                    %                            2.73(1)                                3.48(1)
 Portfolio turnover rate               %                          124.43                                 124.43

                                                 CLASS C
                                     --------------------------------
                                                        PERIOD FROM
                                                       MARCH 1, 2000
                                                       (COMMENCEMENT
                                     YEAR ENDED        OF OPERATIONS)
                                     OCTOBER 31,       TO OCTOBER 31,
                                        2001                2000
-----------------------------------  --------------------------------
Net asset value, beginning of
 period                                                     10.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                      -0.07(++)
 Net realized and change in
 unrealized gain or loss on
 investments                                                -1.41
 Total income from investment
 operations                                                 -1.48
LESS DISTRIBUTIONS:
 From net investment income                                    --
 From net realized gains on
 investments                                                   --
 Total distributions                                           --
 Net asset value, end of period                              8.52
 TOTAL RETURN                                              -14.80
 Net assets, end of period (000's)                          3,307
 Ratio of net investment expenses
 to average net assets                                       2.50(1)
 Ratio of net investment income to
 average net assets                                         -2.09(1)
 Ratio of expenses before
 reimbursement and waiver to
 average net assets                                          3.48(1)
 Portfolio turnover rate                                   124.43

--------------------------------------------------------------------------------

(1) Annualized.

 ++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                                    ING Technology Fund       55

ING INDEX PLUS LARGE CAP FUND                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                            CLASS A
                                           --------------------------------------------------------------------------
                                                                                                       PERIOD FROM
                                                                                                     FEBRUARY 3, 1997
                                                                                                     (DATE OF INITIAL
                                                          YEAR ENDED OCTOBER 31,                     PUBLIC OFFERING)
                                           ----------------------------------------------------       TO OCTOBER 31,
                                             2001           2000           1999          1998              1997
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                               $                     17.36          13.70         12.36            10.57
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                $                      0.06(++)       0.07(+)       0.09(+)          0.02(+)
 Net realized and change in
 unrealized gain or loss on
 investments                          $                      1.28           3.84          2.56             1.77
 Total income from investment
 operations                           $                      1.34           3.91          2.65             1.79
LESS DISTRIBUTIONS:
 From net investment income           $                     -0.06          -0.05         -0.09               --
 From net realized gains on
 investments                          $                        --          -0.20         -1.22               --
 Total distributions                  $                     -0.06          -0.25         -1.31               --
 Net asset value, end of period       $                     18.64          17.36         13.70            12.36
 TOTAL RETURN                         %                      7.74          28.78         23.09            16.93
 Net assets, end of period (000's)    $                   187,566         81,908         6,422            1,833
 Ratio of net investment expenses
 to average net assets                %                      0.91           0.95          0.99             1.45(1)
 Ratio of net investment income to
 average net assets                   %                      0.31           0.42          0.67             0.16(1)
 Ratio of expenses before
 reimbursement and waiver to
 average net assets                   %                        --           1.00          1.46             2.98(1)
 Portfolio turnover rate              %                    104.31          72.14        124.16            82.31

                                                       CLASS B
                                    ----------------------------------------------
                                                                    PERIOD FROM
                                                                   MARCH 1, 1999
                                          YEAR ENDED              (DATE OF INITIAL
                                          OCTOBER 31,             PUBLIC OFFERING)
                                    -----------------------        TO OCTOBER 31,
                                      2001           2000               1999
----------------------------------  ----------------------------------------------
Net asset value, beginning of
 period                                              17.37              15.68
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                0.01(++)          -0.04(+)
 Net realized and change in
 unrealized gain or loss on
 investments                                          1.19               1.73
 Total income from investment
 operations                                           1.20               1.69
LESS DISTRIBUTIONS:
 From net investment income                             --                 --
 From net realized gains on
 investments                                            --                 --
 Total distributions                                    --                 --
 Net asset value, end of period                      18.57              17.37
 TOTAL RETURN                                         6.91              10.78
 Net assets, end of period (000's)                  32,666             17,386
 Ratio of net investment expenses
 to average net assets                                1.66               1.70(1)
 Ratio of net investment income to
 average net assets                                  -0.44              -0.32(1)
 Ratio of expenses before
 reimbursement and waiver to
 average net assets                                     --               1.75(1)
 Portfolio turnover rate                            104.31              72.14

                                                                                               CLASS C
                                                                     ------------------------------------------------------------
                                                                                                                   PERIOD FROM
                                                                                                                  JUNE 30, 1998
                                                                                                                 (DATE OF INITIAL
                                                                             YEAR ENDED OCTOBER 31,              PUBLIC OFFERING)
                                                                     --------------------------------------       TO OCTOBER 31,
                                                                       2001           2000           1999              1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $                     17.33          13.74             14.17
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                          $                        --(++)      -0.01(+)           0.01(+)
 Net realized and change in unrealized gain or loss on
 investments                                                    $                      1.24           3.85             -0.44
 Total income from investment operations                        $                      1.24           3.84             -0.43
LESS DISTRIBUTIONS:
 From net investment income                                     $                        --          -0.05                --
 From net realized gains on investments                         $                        --          -0.20                --
 Total distributions                                            $                        --          -0.25                --
 Net asset value, end of period                                 $                     18.57          17.33             13.74
 TOTAL RETURN                                                   %                      7.17          28.17             -3.04
 Net assets, end of period (000's)                              $                    51,143         33,439               910
 Ratio of net investment expenses to average net assets         %                      1.41           1.45              1.43(1)
 Ratio of net investment income to average net assets           %                     -0.19          -0.07              0.23(1)
 Ratio of expenses before reimbursement and waiver to
 average net assets                                             %                        --           1.50              1.90(1)
 Portfolio turnover rate                                        %                    104.31          72.14            124.16

--------------------------------------------------------------------------------

(1) Annualized.

 ++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

 56      ING Index Plus Large Cap Fund

FINANCIAL HIGHLIGHTS                                 ING INDEX PLUS MID CAP FUND
--------------------------------------------------------------------------------

                                                            CLASS A                                       CLASS B
                                       -------------------------------------------------   --------------------------------------
                                                                          PERIOD FROM                              PERIOD FROM
                                                                        FEBRUARY 3, 1998                          MARCH 1, 1999
                                                                         (COMMENCEMENT         YEAR ENDED        (DATE OF INITIAL
                                           YEAR ENDED OCTOBER 31,        OF OPERATIONS)        OCTOBER 31,       PUBLIC OFFERING)
                                       ------------------------------    TO OCTOBER 31,    -------------------    TO OCTOBER 31,
                                         2001       2000       1999           1998           2001       2000           1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                           $                 12.66      10.34          10.00                     12.61          11.23
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income            $                  0.03++     0.04+          0.02+                    -0.02++        -0.04+
 Net realized and change in
 unrealized gain or loss on
 investments                      $                  3.86       2.32           0.32                      3.79           1.42
 Total income from investment
 operations                       $                  3.89       2.36           0.34                      3.77           1.38
LESS DISTRIBUTIONS:
 From net investment income       $                 -0.05      -0.04             --                        --             --
 From net realized gains on
 investments                      $                 -1.78         --             --                     -1.76             --
 Total distributions              $                 -1.83      -0.04             --                     -1.76             --
 Net asset value, end of
 period                           $                 14.72      12.66          10.34                     14.62          12.61
 TOTAL RETURN                     %                 35.14      22.81           3.40                     34.09          12.29
 Net assets, end of period
 (000's)                          $                10,999      3.434            269                     1,568            446
 Ratio of net investment
 expenses to average net
 assets                           %                  1.00       1.00           1.00(1)                   1.75           1.75(1)
 Ratio of net investment
 income to average net assets     %                  0.13       0.30           0.32(1)                  -0.62          -0.45(1)
 Ratio of expenses before
 reimbursement and waiver to
 average net assets               %                  1.50       2.03           2.76(1)                   2.25           2.78(1)
 Portfolio turnover rate          %                180.24     130.93         129.87                    180.24         130.93

                                                                                          CLASS C
                                                                     -------------------------------------------------
                                                                                                        PERIOD FROM
                                                                                                       JUNE 30, 1998
                                                                                                      (DATE OF INITIAL
                                                                         YEAR ENDED OCTOBER 31,       PUBLIC OFFERING)
                                                                     ------------------------------    TO OCTOBER 31,
                                                                       2001       2000       1999           1998
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $                 12.59      10.33          10.92
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                          $                 -0.02++    -0.02+         -0.01+
 Net realized and change in unrealized gain or loss on
 investments                                                    $                  3.81       2.31          -0.58
 Total income from investment operations                        $                  3.79       2.29          -0.59
LESS DISTRIBUTIONS:
 From net investment income                                     $                    --      -0.03             --
 From net realized gains on investments                         $                 -1.78         --             --
 Total distributions                                            $                 -1.78      -0.03             --
 Net asset value, end of period                                 $                 14.60      12.59          10.33
 TOTAL RETURN                                                   %                 34.41      22.19          -5.40
 Net assets, end of period (000's)                              $                 1,612        516            100
 Ratio of net investment expenses to average net assets         %                  1.50       1.50           1.50(1)
 Ratio of net investment income to average net assets           %                 -0.37      -0.20          -0.18(1)
 Ratio of expenses before reimbursement and waiver to
 average net assets                                             %                  2.00       2.53           3.26(1)
 Portfolio turnover rate                                        %                180.24     130.93         129.87

--------------------------------------------------------------------------------

(1) Annualized.

 ++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            ING Index Plus Mid Cap Fund       57

ING INDEX PLUS SMALL CAP FUND                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            CLASS A                                       CLASS B
                                       -------------------------------------------------   --------------------------------------
                                                                          PERIOD FROM                              PERIOD FROM
                                                                        FEBRUARY 3, 1998                          MARCH 1, 1999
                                                                         (COMMENCEMENT         YEAR ENDED        (DATE OF INITIAL
                                           YEAR ENDED OCTOBER 31,        OF OPERATIONS)        OCTOBER 31,       PUBLIC OFFERING)
                                       ------------------------------    TO OCTOBER 31,    -------------------    TO OCTOBER 31,
                                         2001       2000       1999           1998           2001       2000           1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                           $                  9.92       8.86          10.00                      9.88           8.91
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income            $                 -0.03++       --+            --+                    -0.03++        -0.05+
 Net realized and change in
 unrealized gain or loss on
 investments                      $                  1.72       1.07          -1.14                      1.63           1.02
 Total income from investment
 operations                       $                  1.69       1.07          -1.14                      1.60           0.97
LESS DISTRIBUTIONS:
 From net investment income       $                    --      -0.01             --                        --             --
 From net realized gains on
 investments                      $                    --         --             --                        --             --
 Total distributions              $                    --      -0.01             --                        --             --
 Net asset value, end of
 period                           $                 11.61       9.92           8.86                     11.48           9.88
 TOTAL RETURN                     %                 17.04      12.13         -11.40                     16.19          10.89
 Net assets, end of period
 (000's)                          $                 3,806      2,348            349                       299            193
 Ratio of net investment
 expenses to average net
 assets                           %                  1.00       1.00           1.00(1)                   1.75           1.75(1)
 Ratio of net investment
 income to average net assets     %                 -0.30      -0.02           0.00(1)                  -1.05          -0.77(1)
 Ratio of expenses before
 reimbursement and waiver to
 average net assets               %                  1.77       2.28           2.88(1)                   2.52           3.03(1)
 Portfolio turnover rate          %                133.95      85.28         100.41                    133.95          85.28

                                                                                          CLASS C
                                                                     -------------------------------------------------
                                                                                                        PERIOD FROM
                                                                                                       JUNE 30, 1998
                                                                                                      (DATE OF INITIAL
                                                                         YEAR ENDED OCTOBER 31,       PUBLIC OFFERING)
                                                                     ------------------------------    TO OCTOBER 31,
                                                                       2001       2000       1999           1998
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $                  9.87       8.84          10.62
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                          $                 -0.03++    -0.05+         -0.02+
 Net realized and change in unrealized gain or loss on
 investments                                                    $                  1.66       1.08          -1.76
 Total income from investment operations                        $                  1.63       1.03          -1.78
LESS DISTRIBUTIONS:
 From net investment income                                     $                    --         --             --
 From net realized gains on investments                         $                    --         --             --
 Total distributions                                            $                    --         --             --
 Net asset value, end of period                                 $                 11.50       9.87           8.84
 TOTAL RETURN                                                   %                 16.51      11.66         -16.76
 Net assets, end of period (000's)                              $                   615        589            155
 Ratio of net investment expenses to average net assets         %                  1.50       1.50           1.50(1)
 Ratio of net investment income to average net assets           %                 -0.80      -0.52          -0.50(1)
 Ratio of expenses before reimbursement and waiver to
 average net assets                                             %                  2.27       2.78           3.38(1)
 Portfolio turnover rate                                        %                133.95      85.28         100.41

--------------------------------------------------------------------------------

(1) Annualized.

 ++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

 58      ING Index Plus Small Cap Fund

FINANCIAL HIGHLIGHTS                                  ING VALUE OPPORTUNITY FUND
--------------------------------------------------------------------------------

                                                                   CLASS A                                     CLASS B
                                            ------------------------------------------------------      ----------------------
                                                                                    PERIOD FROM
                                                                                  FEBRUARY 2, 1998
                                                                                   (COMMENCEMENT            YEAR ENDED
                                                 YEAR ENDED OCTOBER 31,            OF OPERATIONS)          OCTOBER 31,
                                            --------------------------------       TO OCTOBER 31,       ------------------
                                             2001         2000         1999             1998             2001        2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                                $                  13.20         9.97            10.00                        13.14
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                 $                  -0.02(++)       --(+)          0.01(+)                     -0.04(++)
 Net realized and change in
 unrealized gain or loss on
 investments                           $                   2.18         3.25            -0.04                         2.08
 Total income from investment
 operations                            $                   2.16         3.25            -0.03                         2.04
LESS DISTRIBUTIONS:
 From net investment income            $                  -0.01        -0.02               --                           --
 From net realized gains on
 investments                           $                  -0.85           --               --                        -0.80
 Total distributions                   $                  -0.86        -0.02               --                        -0.80
 Net asset value, end of period        $                  14.50        13.20             9.97                        14.38
 TOTAL RETURN                          %                  17.24        32.57            -0.30                        16.31
 Net assets, end of period (000's)     $                  7,074        1,139              464                          149
 Ratio of net investment expenses
 to average net assets                 %                   1.35         1.35             1.35(1)                      2.10
 Ratio of net investment income to
 average net assets                    %                  -0.17        -0.02             0.12(1)                     -0.92
 Ratio of expenses before
 reimbursement and waiver to
 average net assets                    %                   1.87         2.77             3.66(1)                      2.62
 Portfolio turnover rate               %                 161.57       124.83           132.45                       161.57

                                         CLASS B
                                     ----------------
                                       PERIOD FROM
                                      MARCH 1, 1999
                                     (DATE OF INITIAL
                                     PUBLIC OFFERING)
                                      TO OCTOBER 31,
                                           1999
-----------------------------------  ----------------
Net asset value, beginning of
 period                                    11.28
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                     -0.06(++)
 Net realized and change in
 unrealized gain or loss on
 investments                                1.92
 Total income from investment
 operations                                 1.86
LESS DISTRIBUTIONS:
 From net investment income                   --
 From net realized gains on
 investments                                  --
 Total distributions                          --
 Net asset value, end of period            13.14
 TOTAL RETURN                              16.49
 Net assets, end of period (000's)           188
 Ratio of net investment expenses
 to average net assets                      2.10(1)
 Ratio of net investment income to
 average net assets                        -0.77(1)
 Ratio of expenses before
 reimbursement and waiver to
 average net assets                         3.52(1)
 Portfolio turnover rate                  124.83

                                                                                            CLASS C
                                                                     ------------------------------------------------------
                                                                                                             PERIOD FROM
                                                                                                            JUNE 30, 1998
                                                                                                           (DATE OF INITIAL
                                                                          YEAR ENDED OCTOBER 31,           PUBLIC OFFERING)
                                                                     --------------------------------       TO OCTOBER 31,
                                                                      2001         2000         1999             1998
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $                  13.09         9.95            11.04
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                          $                  -0.03(++)    -0.09(+)         -0.02(+)
 Net realized and change in unrealized gain or loss on
 investments                                                    $                   2.08         3.23            -1.07
 Total income from investment operations                        $                   2.05         3.14            -1.09
LESS DISTRIBUTIONS:
 From net investment income                                     $                     --           --               --
 From net realized gains on investments                         $                  -0.80           --               --
 Total distributions                                            $                  -0.80           --               --
 Net asset value, end of period                                 $                  14.34        13.09             9.95
 TOTAL RETURN                                                   %                  16.39        31.56            -9.88
 Net assets, end of period (000's)                              $                    464          315               95
 Ratio of net investment expenses to average net assets         %                   2.10         2.10             2.10(1)
 Ratio of net investment income to average net assets           %                  -0.92        -0.77            -0.63(1)
 Ratio of expenses before reimbursement and waiver to
 average net assets                                             %                   2.62         3.52             4.41(1)
 Portfolio turnover rate                                        %                 161.57       124.83           132.45

--------------------------------------------------------------------------------

(1) Annualized.

 ++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Value Opportunity Fund       59

ING BALANCED FUND                                           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      CLASS A
                                            -----------------------------------------------------------

                                                              YEAR ENDED OCTOBER 31,
                                            -----------------------------------------------------------
                                             2001          2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                                $                   13.72        12.83        14.05        13.49
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                 $                    0.35(++)     0.29(+)      0.29(+)      0.23(+)
 Net realized and change in
 unrealized gain or loss on
 investments                           $                    0.82         1.52         1.01         2.03
 Total income from investment
 operations                            $                    1.17         1.81         1.30         2.26
LESS DISTRIBUTIONS:
 From net investment income            $                   -0.27        -0.31        -0.24        -0.20
 From net realized gains on
 investments                           $                   -0.54        -0.61        -2.28        -1.50
 Total distributions                   $                   -0.81        -0.92        -2.52        -1.70
 Net asset value, end of period        $                   14.08        13.72        12.83        14.05
 TOTAL RETURN                          %                    8.81        14.48        10.44        18.64
 Net assets, end of period (000's)     $                  35,564       27,339        7,544        6,289
 Ratio of total investment expenses
 to average net assets                 %                    1.31         1.36         1.44         1.99
 Ratio of net investment income to
 average net assets                    %                    1.99         2.13         2.22         1.68
 Portfolio turnover rate               %                  241.99       127.46        84.55       116.69

                                                       CLASS B
                                     -------------------------------------------
                                                                  PERIOD FROM
                                                                 MARCH 1, 1999
                                         YEAR ENDED             (DATE OF INITIAL
                                         OCTOBER 31,            PUBLIC OFFERING)
                                     -------------------         TO OCTOBER 31,
                                      2001         2000               1999
-----------------------------------  -------------------------------------------
Net asset value, beginning of
 period                                            13.69              13.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                              0.27(++)           0.13(+)
 Net realized and change in
 unrealized gain or loss on
 investments                                        0.80               0.65
 Total income from investment
 operations                                         1.07               0.78
LESS DISTRIBUTIONS:
 From net investment income                        -0.20              -0.09
 From net realized gains on
 investments                                       -0.54                 --
 Total distributions                               -0.74              -0.09
 Net asset value, end of period                    14.02              13.69
 TOTAL RETURN                                       8.01               6.02
 Net assets, end of period (000's)                 1,130                745
 Ratio of total investment expenses
 to average net assets                              2.06               2.11(1)
 Ratio of net investment income to
 average net assets                                 1.24               1.38
 Portfolio turnover rate                          241.99             127.46

                                                                                             CLASS C
                                                                     --------------------------------------------------------
                                                                                                               PERIOD FROM
                                                                                                              JUNE 30, 1998
                                                                                                             (DATE OF INITIAL
                                                                          YEAR ENDED OCTOBER 31,             PUBLIC OFFERING)
                                                                     ---------------------------------        TO OCTOBER 31,
                                                                      2001          2000         1999              1998
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $                   13.63        12.80             13.27
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                          $                    0.24(++)     0.19(+)           0.07(+)
 Net realized and change in unrealized gain or loss on
 investments                                                    $                    1.81         1.52             -0.54
 Total income from investment operations                        $                    1.05         1.71             -0.47
LESS DISTRIBUTIONS:
 From net investment income                                     $                   -0.18        -0.27                --
 From net realized gains on investments                         $                   -0.54        -0.61                --
 Total distributions                                            $                   -0.72        -0.88                --
 Net asset value, end of period                                 $                   13.96        13.63             12.80
 TOTAL RETURN                                                   %                    7.95        13.64             -3.54
 Net assets, end of period (000's)                              $                   2,185        1,601               216
 Ratio of total investment expenses to average net assets       %                    2.06         2.11              2.11(1)
 Ratio of net investment income to average net assets           %                    1.24         1.38              1.55(1)
 Portfolio turnover rate                                        %                  241.99       127.46             84.55

--------------------------------------------------------------------------------

(1) Annualized.

 ++  Per share data calculated using the SEC method.

 + Per share data calculated using weighted average number of shares outstanding throughout the period.

 60      ING Balanced Fund

FINANCIAL HIGHLIGHTS                                  ING GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                     CLASS A
                                            ---------------------------------------------------------

                                                             YEAR ENDED OCTOBER 31,
                                            ---------------------------------------------------------
                                             2001     2000          1999          1998          1997
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                                $              16.68         15.22         18.01         15.69
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                 $               0.04(++)      0.05(+)       0.06(+)       0.03(+)
 Net realized and change in
 unrealized gain or loss on
 investments                           $               0.49          3.25          0.51          4.99
 Total income from investment
 operations                            $               0.53          3.30          0.57          5.02
LESS DISTRIBUTIONS:
 From net investment income            $              -0.03         -0.11         -0.04         -0.10
 From net realized gains on
 investments                           $              -3.00         -1.73         -3.32         -2.60
 Total distributions                   $              -3.03         -1.84         -3.36         -2.70
 Net asset value, end of period        $              14.18         16.68         15.22         18.01
 TOTAL RETURN                          %               3.50         22.67          3.42         36.49
 Net assets, end of period (000's)     $             92,407        72,789        23,603        15,955
 Ratio of net investment expenses
 to average net assets                 %               1.08          1.11          1.20          1.75
 Ratio of net investment income to
 average net assets                    %               0.08          0.31          0.39          0.18
 Portfolio turnover rate               %             167.45        121.99        160.48        157.92

                                                       CLASS B
                                     --------------------------------------------
                                                                   PERIOD FROM
                                                                  MARCH 1, 1999
                                          YEAR ENDED             (DATE OF INITIAL
                                         OCTOBER 31,             PUBLIC OFFERING)
                                     --------------------         TO OCTOBER 31,
                                      2001          2000               1999
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                                             16.66              15.41
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                               0.01(++)          -0.05(+)
 Net realized and change in
 unrealized gain or loss on
 investments                                         0.41               1.31
 Total income from investment
 operations                                          0.42               1.26
LESS DISTRIBUTIONS:
 From net investment income                            --              -0.01
 From net realized gains on
 investments                                        -2.97              -0.01
 Total distributions                                -2.97                 --
 Net asset value, end of period                     14.11              16.66
 TOTAL RETURN                                        2.72               8.17
 Net assets, end of period (000's)                    920                493
 Ratio of net investment expenses
 to average net assets                               1.83               18.6(1)
 Ratio of net investment income to
 average net assets                                  0.67               0.44(1)
 Portfolio turnover rate                           167.45             121.99

                                                                                             CLASS C
                                                                     --------------------------------------------------------
                                                                                                               PERIOD FROM
                                                                                                              JUNE 30, 1998
                                                                                                             (DATE OF INITIAL
                                                                          YEAR ENDED OCTOBER 31,             PUBLIC OFFERING)
                                                                     ---------------------------------        TO OCTOBER 31,
                                                                      2001          2000         1999              1998
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $                   16.59        15.22             16.92
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                          $                    0.01(++)    -0.07(+)          -0.01(+)
 Net realized and change in unrealized gain or loss on
 investments                                                    $                    0.41         3.24             -1.69
 Total income from investment operations                        $                    0.42         3.17             -1.70
LESS DISTRIBUTIONS:
 From net investment income                                     $                      --        -0.07                --
 From net realized gains on investments                         $                   -2.97        -1.73                --
 Total distributions                                            $                   -2.97        -1.80                --
 Net asset value, end of period                                 $                   14.04        16.59             15.22
 TOTAL RETURN                                                   %                    2.72        21.68            -10.05
 Net assets, end of period (000's)                              $                   2,209        1,787               569
 Ratio of net investment expenses to average net assets         %                    1.83         1.86              1.86(1)
 Ratio of net investment income to average net assets           %                   -0.67        -0.44             -0.27(1)
 Portfolio turnover rate                                        %                  167.45       121.99            160.48

--------------------------------------------------------------------------------

(1) Annualized.

 ++  Per share data calculated using the SEC method.

 + Per share data calculated using weighted average number of shares outstanding throughout the period.

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                             ING Growth and Income Fund       61

ING BOND FUND                                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      CLASS A
                                            -----------------------------------------------------------

                                                              YEAR ENDED OCTOBER 31,
                                            -----------------------------------------------------------
                                             2001          2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                                $                    9.98        10.37        10.22        10.09
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                 $                    0.55(++)     0.54(+)      0.57(+)      0.54(+)
 Net realized and change in
 unrealized gain or loss on
 investments                           $                   -0.10        -0.39         0.15         0.13
 Total income from investment
 operations                            $                    0.45         0.15         0.72         0.67
LESS DISTRIBUTIONS:
 From net investment income            $                   -0.50        -0.54        -0.57        -0.54
 Total distributions                   $                   -0.50        -0.54        -0.57        -0.54
 Net asset value, end of period        $                    9.93         9.98        10.37        10.22
 TOTAL RETURN                          %                    4.62         1.43         7.27         6.89
 Net assets, end of period (000's)     $                  19,808       11,963        1,890        1,006
 Ratio of net investment expenses
  to average net assets                %                    1.00         1.00         1.05         1.50
 Ratio of net investment income to
 average net assets                    %                    5.75         5.27         5.49         5.32
 Ratio of expenses before
 reimbursement and waiver to
 average net assets                    %                    1.09         1.18         1.27         1.89
 Portfolio turnover rate               %                  361.83       174.14        77.01        48.56

                                                    CLASS B
                                     --------------------------------------
                                                             PERIOD FROM
                                                            MARCH 1, 1999
                                                           (DATE OF INITIAL
                                       YEAR ENDED          PUBLIC OFFERING)
                                       OCTOBER 31,          TO OCTOBER 31,
                                     ---------------       ----------------
                                      2001     2000              1999
-----------------------------------  --------------------------------------
Net asset value, beginning of
 period                                         9.98             10.29
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                          0.47(++)          0.31(+)
 Net realized and change in
 unrealized gain or loss on
 investments                                   -0.11             -0.32
 Total income from investment
 operations                                     0.36             -0.01
LESS DISTRIBUTIONS:
 From net investment income                    -0.42             -0.30
 Total distributions                           -0.42             -0.30
 Net asset value, end of period                 9.92              9.98
 TOTAL RETURN                                   3.76             -0.11
 Net assets, end of period (000's)               345               195
 Ratio of net investment expenses
  to average net assets                         1.75              1.75(1)
 Ratio of net investment income to
 average net assets                             5.00              4.52(1)
 Ratio of expenses before
 reimbursement and waiver to
 average net assets                             1.84              1.93(1)
 Portfolio turnover rate                      361.83            174.14

                                                                                             CLASS C
                                                                     --------------------------------------------------------
                                                                                                               PERIOD FROM
                                                                                                              JUNE 30, 1998
                                                                                                             (DATE OF INITIAL
                                                                          YEAR ENDED OCTOBER 31,             PUBLIC OFFERING)
                                                                     ---------------------------------        TO OCTOBER 31,
                                                                      2001         2000          1999              1998
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $                   9.97         10.37            10.31
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                          $                   0.50(++)      0.46(+)          0.17(+)
 Net realized and change in unrealized gain or loss on
 investments                                                    $                  -0.14         -0.39             0.05
 Total income from investment operations                        $                   0.36          0.07             0.22
LESS DISTRIBUTIONS:
 From net investment income                                     $                  -0.42         -0.47            -0.16
 Total distributions                                            $                  -0.42         -0.47            -0.16
 Net asset value, end of period                                 $                   9.91          9.97            10.37
 TOTAL RETURN                                                   %                   3.76          0.66             2.10
 Net assets, end of period (000's)                              $                    598         1,052              108
 Ratio of net investment expenses to average net assets         %                   1.75          1.75             1.75(1)
 Ratio of net investment income to average net assets           %                   5.00          4.52             4.79(1)
 Ratio of expenses before reimbursement and waiver to
 average net assets                                             %                   1.84          1.93             1.97(1)
 Portfolio turnover rate                                        %                 361.83        174.14            77.01

--------------------------------------------------------------------------------

(1) Annualized.

 ++ Per share data calculated using the SEC method.

 + Per share data calculated using weighted average number of shares outstanding throughout the period.

 62      ING Bond Fund

FINANCIAL HIGHLIGHTS                                         ING GOVERNMENT FUND
--------------------------------------------------------------------------------

                                                                    CLASS A
                                           ----------------------------------------------------------

                                                             YEAR ENDED OCTOBER 31,
                                           ----------------------------------------------------------
                                            2001         2000         1999         1998         1997
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                               $                   9.86        10.29         9.99         9.79
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                $                   0.55(++)     0.48(+)      0.49(+)      0.51(+)
 Net realized and change in
 unrealized gain or loss on
 investments                          $                   0.08        -0.45         0.31         0.21
 Total income from investment
 operations                           $                   0.63         0.03         0.80         0.72
LESS DISTRIBUTIONS:
 From net realized gains on
 investments                          $                  -0.55        -0.46        -0.50        -0.52
 Total distributions                  $                  -0.55        -0.46        -0.50        -0.52
 Net asset value, end of period       $                   9.94         9.86        10.29         9.99
 TOTAL RETURN                         %                   6.65         0.34         8.19         7.67
 Net assets, end of period (000's)    $                  11,413       6,009          875          531
 Ratio of net investment expenses
 to average net assets                %                   0.95         0.95         1.03         1.45
 Ratio of net investment income to
 average net assets                   %                   5.65         4.75         4.88         5.16
 Ratio of expenses before
 reimbursement and waiver to net
 average net assets                   %                   1.22         1.72         1.84         2.45
 Portfolio turnover rate              %                  138.83       30.72       181.08       147.78

                                                      CLASS B
                                     ------------------------------------------
                                                                 PERIOD FROM
                                                                MARCH 1, 1999
                                         YEAR ENDED            (DATE OF INITIAL
                                        OCTOBER 31,            PUBLIC OFFERING)
                                     ------------------         TO OCTOBER 31,
                                     2001         2000               1999
-----------------------------------  ------------------------------------------
Net asset value, beginning of
 period                                            9.86             10.12
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                             0.48(++)          0.27(+)
 Net realized and change in
 unrealized gain or loss on
 investments                                       0.08             -0.27
 Total income from investment
 operations                                        0.56              0.00
LESS DISTRIBUTIONS:
 From net realized gains on
 investments                                      -0.47             -0.26
 Total distributions                              -0.47             -0.26
 Net asset value, end of period                    9.95              9.86
 TOTAL RETURN                                      5.88              0.00
 Net assets, end of period (000's)                   68               152
 Ratio of net investment expenses
 to average net assets                             1.70              1.70(1)
 Ratio of net investment income to
 average net assets                                4.90              4.00(1)
 Ratio of expenses before
 reimbursement and waiver to net
 average net assets                                1.97              2.47(1)
 Portfolio turnover rate                         138.83             30.72

                                                                                         CLASS C
                                                                     -----------------------------------------------
                                                                                                      PERIOD FROM
                                                                                                     JUNE 30, 1998
                                                                                                    (DATE OF INITIAL
                                                                       YEAR ENDED OCTOBER 31,       PUBLIC OFFERING)
                                                                     --------------------------      TO OCTOBER 31,
                                                                      2001     2000       1999            1998
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $               9.85      10.29           10.11
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                          $              -0.47(++)  -0.40(+)        -0.15(+)
 Net realized and change in unrealized gain or loss on
 investments                                                    $               0.09      -0.45            0.17
 Total income from investment operations                        $               0.56      -0.05            0.32
LESS DISTRIBUTIONS:
 From net realized gains on investments                         $              -0.48      -0.39           -0.14
 Total distributions                                            $              -0.48      -0.39           -0.14
 Net asset value, end of period                                 $               9.93       9.85           10.29
 TOTAL RETURN                                                   %               5.89      -0.46            3.18
 Net assets, end of period (000's)                              $                129        124             117
 Ratio of net investment expenses to average net assets         %               1.70       1.70            1.70(1)
 Ratio of net investment income to average net assets           %               4.90       4.00            4.21(1)
 Ratio of expenses before reimbursement and waiver to
 average net assets                                             %               1.97       2.47            2.51(1)
 Portfolio turnover rate                                        %             138.83      30.72          181.08

--------------------------------------------------------------------------------

(1) Annualized.

 ++ Per share data calculated using the SEC method.

 + Per share data calculated using weighted average number of shares outstanding throughout the period.

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                                    ING Government Fund       63

ING AELTUS MONEY MARKET FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          CLASS A                                         CLASS B
                                    ----------------------------------------------------   --------------------------------------
                                                                                                                   PERIOD FROM
                                                                                                                  MARCH 1, 1999
                                                                                               YEAR ENDED        (DATE OF INITIAL
                                                   YEAR ENDED OCTOBER 31,                      OCTOBER 31,       PUBLIC OFFERING)
                                    ----------------------------------------------------   -------------------    TO OCTOBER 31,
                                      2001       2000       1999       1998       1997       2001       2000           1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                         $                 1.00       1.00       1.00       1.00                  1.00           1.00
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income          $                 0.06(++)    0.05(+)    0.05(+)    0.05(+)              0.05(++)        0.03(+)
 Total income from investment
 operations                     $                 0.06       0.05       0.05       0.05                  0.05           0.03
LESS DISTRIBUTIONS:
 From net investment income     $                -0.06      -0.05      -0.05      -0.05                 -0.05          -0.03
 Total Distributions            $                -0.06      -0.05      -0.05      -0.05                 -0.05          -0.03
 Net asset value, end of
 period                         $                 1.00       1.00       1.00       1.00                  1.00           1.00
 TOTAL RETURN                   %                 5.97       4.88       5.36       5.49                  4.92           2.56
 Net assets, end of period
 (000's)                        $              194,454    181,623    161,456    156,530                   159            148
 Ratio of net investment
 expenses to average net
 assets                         %                 0.59       0.50       0.48       0.37                  1.59           1.50(1)
 Ratio of net investment
 income to average net assets   %                 5.80       4.79       5.24       5.31                  4.80           3.78(1)
 Ratio of expenses before
 reimbursement and waiver to
 average net assets             %                 0.65       0.64       0.72       0.91                  1.65           1.64(1)

                                                                                           CLASS C
                                                                     ---------------------------------------------------
                                                                                                          PERIOD FROM
                                                                                                         JUNE 30, 1998
                                                                                                        (DATE OF INITIAL
                                                                        YEAR ENDED OCTOBER 31,          PUBLIC OFFERING)
                                                                     ----------------------------        TO OCTOBER 31,
                                                                      2001     2000         1999              1998
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $               1.00         1.00              1.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                          $               0.06(++)     0.05(+)           0.02(+)
 Total income from investment operations                        $               0.06         0.05              0.02
LESS DISTRIBUTIONS:
 From net investment income                                     $              -0.06        -0.05             -0.02
 Total distributions                                            $              -0.06        -0.05             -0.02
 Net asset value, end of period                                 $               1.00         1.00              1.00
 TOTAL RETURN                                                   %               5.97         4.88              1.75
 Net assets, end of period (000's)                              $              9,611        6,765               916
 Ratio of net investment expenses to average net assets         %               0.59         0.50              0.48(1)
 Ratio of net investment income to average net assets           %               5.80         4.79              5.24(1)
 Ratio of expenses before reimbursement and waiver to
 average net assets                                             %               0.65         0.64              0.72(1)

--------------------------------------------------------------------------------

(1) Annualized.

 ++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

 64      ING Aeltus Money Market Fund

FINANCIAL HIGHLIGHTS                                             ING ASCENT FUND
--------------------------------------------------------------------------------

                                                                      CLASS A                                        CLASS B
                                          ----------------------------------------------------------------       ---------------
                                                                                            PERIOD FROM
                                                                                          JANUARY 20, 1997
                                                                                          (DATE OF INITIAL         YEAR ENDED
                                                   YEAR ENDED OCTOBER 31,                 PUBLIC OFFERING)         OCTOBER 31,
                                          -----------------------------------------        TO OCTOBER 31,        ---------------
                                           2001     2000         1999         1998              1997              2001     2000
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of
 period                               $             12.06        11.09        14.42             12.50                      12.06
--------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                %              0.25(++)     0.19(+)      0.20(+)           0.15(+)                    0.12(+)
 Net realized and change in
 unrealized gain or loss on
 investments                          %              0.71         1.26        -0.40              1.77                       0.76
--------------------------------------------------------------------------------------------------------------------------------
 Total income from investment
 operations                           %              0.96         1.45        -0.20              1.92                       0.88
--------------------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 From net investment income           %             -0.20         0.17         0.37                --                       0.12
 From net realized gains on
 investments                          %             -0.89        -0.31        -2.76                --                      -0.89
--------------------------------------------------------------------------------------------------------------------------------
 Total distributions                  %             -1.09        -0.48        -3.13                --                      -1.01
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period       $             11.93        12.06        11.09             14.42                      11.93
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN                         %              8.34        13.35        -2.17             15.36                       7.58
 Net assets, end of period (000's)    $            25,131       16,252        2,266               886                        193
 Ratio of net investment expenses
 to average net assets                %              1.25         1.45         1.53              2.08(1)                    2.00
 Ratio of net investment income to
 average net assets                   %              1.51         1.61         1.71              1.11(1)                    0.76
 Ratio of expenses before
 reimbursement and waiver to
 average net assets                   %              1.35         1.51         1.72              2.35(1)                    2.10
 Portfolio turnover rate              %            247.90       131.62       105.08            162.80                     247.90

                                         CLASS B
                                     ----------------
                                       PERIOD FROM
                                      MARCH 1, 1999
                                     (DATE OF INITIAL
                                     PUBLIC OFFERING)
                                      TO OCTOBER 31,
                                           1999
-----------------------------------  ----------------
 Net asset value, beginning of
 period                                    11.21
-----------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                      0.07(+)
 Net realized and change in
 unrealized gain or loss on
 investments                                0.78
--------------------------------------------------------------------------------------------------------------------------------
 Total income from investment
 operations                                 0.85
--------------------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 From net investment income                   --
 From net realized gains on
 investments                                  --
--------------------------------------------------------------------------------------------------------------------------------
 Total distributions                          --
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period            12.06
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN                               7.58
 Net assets, end of period (000's)           116
 Ratio of net investment expenses
 to average net assets                      2.20(1)
 Ratio of net investment income to
 average net assets                         0.86(1)
 Ratio of expenses before
 reimbursement and waiver to
 average net assets                         2.26(1)
 Portfolio turnover rate                  131.62

                                                                                             CLASS C
                                                                       ----------------------------------------------------
                                                                                                             PERIOD FROM
                                                                                                            JUNE 30, 1998
                                                                                                           (DATE OF INITIAL
                                                                           YEAR ENDED OCTOBER 31,          PUBLIC OFFERING)
                                                                       ------------------------------       TO OCTOBER 31,
                                                                        2001        2000        1999             1998
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $                    12.03       11.11            12.49
---------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                         %                     0.17(++)    0.10(+)          0.04(+)
 Net realized and change in unrealized gain or loss on
 investments                                                   %                     0.71        1.26            -1.42
---------------------------------------------------------------------------------------------------------------------------
 Total income from investment operations                       %                     0.88        1.36            -1.38
---------------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 From net investment income                                    %                       --       -0.13            -0.13
 From net realized gains on investments                        %                    -0.89       -0.31               --
---------------------------------------------------------------------------------------------------------------------------
 Total distributions                                           %                    -1.02       -0.44               --
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                $                    11.89       12.03            11.11
---------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN                                                  %                     7.57       12.47           -11.05
 Net assets, end of period (000's)                             $                    2,731       2,626              133
 Ratio of net investment expenses to average net assets        %                     2.00        2.20             2.23(1)
 Ratio of net investment income to average net assets          %                     0.76        0.86             1.01(1)
 Ratio of expenses before reimbursement and waiver to
 average net assets                                            %                     2.10        2.26             2.42(1)
 Portfolio turnover rate                                       %                   247.90      131.62           105.08

--------------------------------------------------------------------------------

(1) Annualized.

 ++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                                        ING Ascent Fund       65

ING CROSSROADS FUND                                         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              CLASS A                                       CLASS B
                                        ----------------------------------------------------   ----------------------------------
                                                                              PERIOD FROM                          PERIOD FROM
                                                                            JANUARY 20, 1997                      MARCH 1, 1999
                                                                            (DATE OF INITIAL     YEAR ENDED      (DATE OF INITIAL
                                             YEAR ENDED OCTOBER 31,         PUBLIC OFFERING)     OCTOBER 31,     PUBLIC OFFERING)
                                        ---------------------------------    TO OCTOBER 31,    ---------------    TO OCTOBER 31,
                                         2001     2000     1999     1998          1997          2001     2000          1999
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of
 period                             $             11.67    11.01    13.22         11.67                  11.68         11.09
---------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income              %              0.35++   0.27+    0.27+         0.30+                  0.18++        0.12++
 Net realized and change in
 unrealized gain or loss on
 investments                        %              0.43     0.83    -0.37          1.25                   0.52          0.47
---------------------------------------------------------------------------------------------------------------------------------
 Total income from investment
 operations                         %              0.78     1.10    -0.10          1.55                   0.70          0.59
---------------------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 From net investment income         %             -0.27    -0.20    -0.41            --                  -0.19            --
 From net realized gains on
 investments                        %             -0.53    -0.24    -1.70            --                  -0.53            --
---------------------------------------------------------------------------------------------------------------------------------
 Total distributions                %             -0.80    -0.44    -2.11            --                  -0.72            --
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period     $             11.65    11.67    11.01         13.22                  11.66         11.68
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN                       %              7.02    10.10    -1.17         13.28                   6.24          5.32
 Net assets, end of period
 (000's)                            $            32,868   15,389    2,105           547                    139           105
 Ratio of net investment expenses
 to average net assets              %              1.20     1.45     1.52          2.11(1)                1.95          2.20(1)
 Ratio of net investment income
 to average net assets              %              2.29     2.29     2.33          1.64(1)                1.54          1.54(1)
 Ratio of expenses before
 reimbursement and waiver to
 average net assets                 %              1.33     1.53     1.68          2.41(1)                2.08          2.28(1)
 Portfolio turnover rate            %            238.69   124.90   115.65        161.75                 238.69        124.90

                                                                                             CLASS C
                                                                       ----------------------------------------------------
                                                                                                             PERIOD FROM
                                                                                                            JUNE 30, 1998
                                                                                                           (DATE OF INITIAL
                                                                           YEAR ENDED OCTOBER 31,          PUBLIC OFFERING)
                                                                       ------------------------------       TO OCTOBER 31,
                                                                        2001        2000        1999             1998
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $                    11.65       11.04            12.18
---------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                         %                     0.03++      0.18++           0.06++
 Net realized and change in unrealized gain or loss on
 investments                                                   %                     0.66        0.83            -1.20
---------------------------------------------------------------------------------------------------------------------------
 Total income from investment operations                       %                     0.69        1.01            -1.14
---------------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 From net investment income                                    %                    -0.15       -0.16               --
 From net realized gains on investments                        %                    -0.53       -0.24               --
---------------------------------------------------------------------------------------------------------------------------
 Total distributions                                           %                    -0.68       -0.40               --
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                $                    11.66       11.65            11.04
---------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN                                                  %                     6.15        9.30            -9.36
 Net assets, end of period (000's)                             $                      169         127              158
 Ratio of net investment expenses to average net assets        %                     1.95        2.20             2.24(1)
 Ratio of net investment income to average net assets          %                     1.54        1.54             1.61(1)
 Ratio of expenses before reimbursement and waiver to
 average net assets                                            %                     2.08        2.28             2.40(1)
 Portfolio turnover rate                                       %                   238.69      124.90           115.65

--------------------------------------------------------------------------------

(1) Annualized.

 ++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

 66      ING Crossroads Fund

FINANCIAL HIGHLIGHTS                                             ING LEGACY FUND
--------------------------------------------------------------------------------

                                                              CLASS A                                       CLASS B
                                        ----------------------------------------------------   ----------------------------------
                                                                              PERIOD FROM                          PERIOD FROM
                                                                            JANUARY 20, 1997                      MARCH 1, 1999
                                                                            (DATE OF INITIAL     YEAR ENDED      (DATE OF INITIAL
                                             YEAR ENDED OCTOBER 31,         PUBLIC OFFERING)     OCTOBER 31,     PUBLIC OFFERING)
                                        ---------------------------------    TO OCTOBER 31,    ---------------    TO OCTOBER 31,
                                         2001     2000     1999     1998          1997          2001     2000          1999
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of
 period                             $             10.48    10.15    12.09         11.01                  10.49         10.08
---------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income              %              0.42++   0.31+    0.31+         0.29+                  0.38+         0.16+
 Net realized and change in
 unrealized gain or loss on
 investments                        %              0.34     0.46    -0.06          0.79                   0.31          0.25
---------------------------------------------------------------------------------------------------------------------------------
 Total income from investment
 operations                         %              0.76     0.77     0.25          1.08                   0.69          0.41
---------------------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 From net investment income         %             -0.28    -0.22    -0.57            --                  -0.21            --
 From net realized gains on
 investments                        %             -0.34    -0.22    -1.62            --                  -0.34            --
---------------------------------------------------------------------------------------------------------------------------------
 Total distributions                %             -0.62    -0.44    -2.19            --                  -0.55            --
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period     $             10.62    10.48    10.15         12.09                  10.63         10.49
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN                       %              7.65     7.65     2.29          9.81                   6.91          4.07
 Net assets, end of period
 (000's)                            $            18,220   10.371    1.812           481                    115           123
 Ratio of net investment expenses
 to average net assets              %              1.15     1.45     1.53          2.21(1)                1.90          2.20(1)
 Ratio of net investment income
 to average net assets              %              3.44     2.98     2.97          2.39(1)                2.69          2.23(1)
 Ratio of expenses before
 reimbursement and waiver to
 average net assets                 %              1.44     1.70     1.96          2.50(1)                2.19          2.45(1)
 Portfolio turnover rate            %            195.01   119.85   115.12        158.71                 195.01        119.85

                                                                                             CLASS C
                                                                       ----------------------------------------------------
                                                                                                             PERIOD FROM
                                                                                                            JUNE 30, 1998
                                                                                                           (DATE OF INITIAL
                                                                           YEAR ENDED OCTOBER 31,          PUBLIC OFFERING)
                                                                       ------------------------------       TO OCTOBER 31,
                                                                        2001        2000        1999             1998
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $                    10.46       10.18            10.72
---------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                         %                     0.32++      0.23+            0.08+
 Net realized and change in unrealized gain or loss on
 investments                                                   %                     0.36        0.46            -0.62
---------------------------------------------------------------------------------------------------------------------------
 Total income from investment operations                       %                     0.68        0.69            -0.54
---------------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 From net investment income                                    %                    -0.21       -0.19               --
 From net realized gains on investments                        %                    -0.34       -0.22               --
---------------------------------------------------------------------------------------------------------------------------
 Total distributions                                           %                    -0.55       -0.41               --
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                $                    10.59       10.46            10.18
---------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN                                                  %                     6.81        6.88            -5.04
 Net assets, end of period (000's)                             $                      275         304              171
 Ratio of net investment expenses to average net assets        %                     1.90        2.20             2.24(1)
 Ratio of net investment income to average net assets          %                     2.69        2.23             2.26(1)
 Ratio of expenses before reimbursement and waiver to
 average net assets                                            %                     2.19        2.45             2.67(1)
 Portfolio turnover rate                                       %                   195.01      119.85           115.12

--------------------------------------------------------------------------------

(1) Annualized.

 ++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                                        ING Legacy Fund       67

        [ING FUNDS LOGO]       QUSEQPROS100101-100101

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditors' reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the ING Funds. The SAI is legally part of this prospectus
(it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange
Commission (SEC). Please write or call for a free copy of the current Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at [www.pilgrimfunds.com]

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
450 Fifth Street, N.W.
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:

ING Series Fund, Inc.                811-6352
  ING Growth Fund
  ING Small Company Fund
  ING Index Plus LargeCap Fund
  ING Index Plus MidCap Fund
  ING Index Plus SmallCap Fund
  ING Value Opportunity Fund
  ING Balanced Fund
  ING Growth and Income Fund
  ING Technology Fund
  ING Bond Fund
  ING Government Fund
  ING Aeltus Money Market Fund
  ING Ascent Fund
  ING Crossroads Fund
  ING Legacy Fund

       PROSPECTUS

[ABACUS PHOTO]
       March 1, 2002

       Class I
                                                 INSTITUTIONAL CLASS SHARES
                                                 INTERNATIONAL FUND
                                                 ING International Growth Fund

                                                 DOMESTIC EQUITY
                                                 GROWTH FUNDS
                                                 ING Growth Fund
                                                 ING Small Company Fund
                                                 ING Technology Fund



                                                 DOMESTIC EQUITY
                                                 INDEX FUNDS
                                                 ING Index Plus Large Cap Fund
                                                 ING Index Plus Mid Cap Fund
                                                 ING Index Plus Small Cap Fund

                                                 DOMESTIC EQUITY
                                                 VALUE FUND
                                                 ING Value Opportunity Fund

                                                 DOMESTIC EQUITY
                                                 AND INCOME FUNDS
                                                 ING Balanced Fund
                                                 ING Growth & Income Fund

                                                 FIXED INCOME FUNDS
                                                 ING Bond Fund
                                                 ING Government Fund
                                                 ING Aeltus Money Market Fund

                                                 GENERATION FUNDS
                                                 ING Ascent Fund
                                                 ING Crossroads Fund
                                                 ING Legacy Fund

       This prospectus contains important information about investing in the ING Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their objectives. As with all mutual funds, the U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities nor has the SEC judged whether the information in this prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

      [ING FUNDS LOGO]
      (formerly the Aetna Funds)

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT
         STRATEGY



[SCALE GRAPHIC]
         RISKS



[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



These pages contain a description of each of our Funds included in this prospectus, including each Fund's objective, investment strategy, and risks.

You'll also find:

HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).

WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

    FUNDS AT A GLANCE                                        2
    INTERNATIONAL FUND
    ING International Growth Fund                            4



    DOMESTIC EQUITY GROWTH FUNDS
    ING Growth Fund                                          6
    ING Small Company Fund                                   8
    ING Technology Fund                                     10



    DOMESTIC EQUITY INDEX FUNDS
    ING Index Plus Large Cap Fund                           12
    ING Index Plus Mid Cap Fund                             14
    ING Index Plus Small Cap Fund                           16



    DOMESTIC EQUITY VALUE FUND
    ING Value Opportunity Fund                              18



    DOMESTIC EQUITY AND INCOME FUND
    ING Balanced Fund                                       20
    ING Growth and Income Fund                              22



    FIXED INCOME FUNDS
    ING Bond Fund                                           24
    ING Government Fund                                     26
    ING Aeltus Money Market Fund                            28



    GENERATION FUNDS
    ING Ascent Fund                                         32
    ING Crossroads Fund                                     33
    ING Legacy Fund                                         34

    WHAT YOU PAY TO INVEST                                  35
    SHAREHOLDER GUIDE                                       37
    MANAGEMENT OF THE FUNDS                                 41
    DIVIDENDS, DISTRIBUTIONS AND TAXES                      43
    MORE INFORMATION ABOUT RISKS                            44
    FINANCIAL HIGHLIGHTS                                    45
    WHERE TO GO FOR MORE INFORMATION                Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   INTRODUCTION TO THE ING FUNDS
--------------------------------------------------------------------------------

 Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.
                                   [TELEPHONE]
 If you have any questions about the ING Funds, please call your financial consultant or us at 1-800-992-0180.

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

INTERNATIONAL FUND

  ING's offers a International Fund that emphasize a growth approach to international investing. The Fund focus on long-term growth by investing primarily in foreign equities.

  The Fund may suit you if you:

  - are investing for the long-term -- at least several years
  - are looking for exposure to international markets
  - are willing to accept higher risk in exchange for long-term growth.

DOMESTIC EQUITY GROWTH FUNDS

  ING's Domestic Equity Growth Funds focus on long-term growth by investing primarily in domestic equities. They may suit you if you:

  - are investing for the long-term -- at least several years
  - are willing to accept higher risk in exchange for potential long-term growth.

DOMESTIC EQUITY INDEX FUNDS

  They may suit you if you:

  - are investing for the long-term -- at least several years
  - are willing to accept higher risk in exchange for potential long-term growth.

DOMESTIC EQUITY VALUE FUNDS

  ING's Domestic Equity Value Funds seek capital appreciation.

  They may suit you if you:

  - are investing for the long-term -- at least several years
  - are willing to accept risk in exchange for long-term capital appreciation.

DOMESTIC EQUITY AND INCOME FUNDS

  ING's Domestic Equity and Income Funds seek income and growth of capital.

  They may suit you if you:

  - want both regular income and capital appreciation
  - are looking for growth potential, but don't feel comfortable with the level of risk associated with the Equity Funds.

FIXED INCOME FUNDS

  ING's Income Funds seek income and preservation of capital.

  They may suit you if you:

  - want both regular income and preservation of capital
  - are looking for income potential, but don't feel comfortable with the level of risk associated with the Equity Funds.

GENERATION FUNDS

  ING's Generation Funds seek income and growth of capital.

  They may suit you if you:

  - want both regular income and capital appreciation
  - are looking for growth potential, but don't feel comfortable with the level of risk associated with the Equity Funds.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           Introduction to the ING Funds       1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the objectives, main investments and risks of each ING Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objectives, strategies and risks, which begin on page 4.

                  FUND                                                   INVESTMENT OBJECTIVE
                  -------------------------------------------------------------------------------------
INTERNATIONAL     International Growth Fund                              Long-term capital appreciation
FUND              Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.


DOMESTIC          Growth Fund                                            Capital appreciation
EQUITY GROWTH     Adviser: ING Investments, LLC
FUNDS             Sub-Adviser: Aeltus Investment Management, Inc.

                  Small Company Fund                                     Capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.

                  Technology Fund                                        Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Elijah Asset Management, LLC


DOMESTIC          Index Plus Large Cap Fund                              Seeks to outperform the total
EQUITY INDEX      Adviser: ING Investments, LLC                          return performance of the
FUNDS             Sub-Adviser: Aeltus Investment Management, Inc.        Standard & Poor's 500
                                                                         composite Index (S&P 500),
                                                                         while maintaining a market
                                                                         level of risk

                  Index Plus Mid Cap Fund                                Seeks to outperform the total
                  Adviser: ING Investments, LLC                          return performance of the
                  Sub-Adviser: Aeltus Investment Management, Inc.        Standard & Poor's MidCap 400
                                                                         Index (S&P 400), while
                                                                         maintaining a market level of
                                                                         risk

                  Index Plus Small Cap Fund                              Seeks to outperform the total
                  Adviser: ING Investments, LLC                          return performance of the
                  Sub-Adviser: Aeltus Investment Management, Inc.        Standard & Poor's SmallCap 600
                                                                         composite Index (S&P 600),
                                                                         while maintaining a market
                                                                         level of risk


DOMESTIC          Value Opportunity Fund                                 Long-term capital appreciation
EQUITY VALUE      Adviser: ING Investments, LLC
FUNDS             Sub-Adviser: Aeltus Investment Management, Inc.


DOMESTIC          Balanced Fund                                          Long-term capital appreciation
EQUITY AND        Adviser: ING Investments, LLC                          and current income
INCOME FUNDS      Sub-Adviser: Aeltus Investment Management, Inc.

                  Growth and Income Fund                                 Long-term capital growth and
                  Adviser: ING Investments, LLC                          income
                  Sub-Adviser: Aeltus Investment Management, Inc.


FIXED INCOME      Bond Fund                                              High current income,
FUNDS             Adviser: ING Investments, LLC                          consistent with the
                  Sub-Adviser: Aeltus Investment Management, Inc.        preservation of capital and
                                                                         liquidity

                  Government Fund                                        Provide income consistent with
                  Adviser: ING Investments, LLC                          the preservation of capital
                  Sub-Adviser: Aeltus Investment Management, Inc.

                  Aeltus Money Market Fund                               High current income consistent
                  Adviser: ING Investments, LLC                          with the preservation of
                  Sub-Adviser: Aeltus Investment Management, Inc.        capital and liquidity


GENERATION        Ascent Fund                                            Capital appreciation
FUNDS             Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.

                  Crossroads Fund                                        Long-term capital appreciation
                  Adviser: ING Investments, LLC                          and income
                  Sub-Adviser: Aeltus Investment Management, Inc.

                  Legacy Fund                                            Provide income consistent with
                  Adviser: ING Investments, LLC                          the preservation of capital
                  Sub-Adviser: Aeltus Investment Management, Inc.

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------

MAIN INVESTMENTS                                          MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------
Equity securities and equity equivalents of               Price volatility and other risks that accompany an
companies outside of the U.S.                             investment in foreign equities. Sensitive to currency
                                                          exchange rates, international political and economic
                                                          conditions and other risks that affect foreign securities.


Equity securities of large U.S. companies.                Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities of small-sized U.S. companies.          Price volatility and other risks that accompany an
                                                          investment in equity securities of growth-oriented and
                                                          small-sized companies. Particularly sensitive to price
                                                          swings during period of economic uncertainty.


Equity securities of U.S. and non-U.S. companies in       Price volatility and other risks that accompany an
the information technology industry sector.               investment in equity securities and maintaining a
                                                          non-diversified portfolio focusing on companies engaged in information technology industry sector.


Equity securities included in the S&P 500 Index.          Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities included in the S&P 400 Index.          Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities included in the S&P 600 Index.          Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities of U.S. larger companies,               Price volatility and other risks that accompany an
believed to have prices below their long-term             investment in equity securities.
value.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities; credit, interest rate and other risks that accompany an investment in debt securities


Equity securities of large U.S. companies that are        Price volatility and other risks that accompany an
seen to have attractive valuations.                       investment in equity securities.


Investment grade debt securities with a minimum           Credit, interest rate, repayment and other risk that
average portfolio quality being investment grade,         accompany an investment in fixed income securities. May be
and dollar weighted average maturity generally            sensitive to credit risk during economic downturns
ranging between five and ten years.


Securities issued or guaranteed as to the timely          Credit, interest rate, repayment and other risk that
payment of principal and interest by the U.S.             accompany an investment in government bonds and mortgage
Government, its agencies or instrumentalities.            related investments. Generally has less credit risk than
                                                          other income funds.


High quality, U.S. dollar-denominated short-term          Credit, interest rate, repayment and other risk that
debt securities.                                          accompany an investment in U.S. dollar-denominated
                                                          short-term securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities; credit, interest rate and other risks that accompany an investment in debt securities


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities; credit, interest rate and other risks that accompany an investment in debt securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities; credit, interest rate and other risks that accompany an investment in debt securities.

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INTERNATIONAL GROWTH FUND                 Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks LONG-TERM CAPITAL GROWTH primarily through investment in common stocks principally traded in countries outside of the United States. International Growth will not target any given level of current income.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, International Growth invests at least 65% of its total assets in securities principally traded in three or more countries outside of the U.S. These securities may include common stocks as well as securities convertible into common stock.

In managing International Growth, Aeltus looks to:

- Diversify the Fund's portfolio by investing in a mix of stocks that it believes have the potential for long-term growth, as well as stocks that appear to be trading below their perceived value.

- Allocate assets among several geographic regions and individual countries, investing primarily in those areas that it believes have the greatest potential for growth as well as stable exchange rates.

- Invest primarily in established foreign securities markets, although it may invest in emerging markets as well.

- Use internally developed quantitative computer models to evaluate the financial characteristics of over 2,000 companies. Aeltus analyzes cash flows, earnings and dividends of each company, in an attempt to select companies with long-term sustainable growth characteristics.

- Employ currency hedging strategies to protect the portfolio from adverse effects on the U.S. dollar.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The principal risks of investing in International Growth are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks of foreign investing include:

- Stocks of foreign companies tend to be less liquid and more volatile than their U.S. counterparts.

- Accounting standards and market regulations tend to be less standardized in certain foreign countries, and economic and political climates tend to be less stable.

- Stocks of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

- Investments in emerging markets are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such countries.

- Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions.

 4      ING International Growth Fund

                                                   ING INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

   1992      1993       1994       1995       1996       1997       1998       1999       2000       2001
  -------   -------    -------    -------    -------    -------    -------    -------    -------    -------
  -10.84%     30.37%      0.04%      6.98%     23.23%     15.91%     18.34%     52.09%    -21.46%

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as subadviser.

            Best and worst quarterly performance during this period:
                         [    ] quarter [    ]: [    ]%
                         [    ] quarter [    ]: [    ]%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- MSCI EAFE Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                     %  [    ]         [    ]               [    ]
Class I Return After Taxes on Distributions                     %  [    ]         [    ]               [    ]
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %  [    ]         [    ]               [    ]
MSCI EAFE Index (reflects no deduction for fees, expenses or
  taxes)(2)                                                     %  [    ]         [    ]               [    ](3)

(1) Class I commenced operations on January 3, 1992.

(2) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

(3) The MSCI EAFE Index return is for the period beginning January 3, 1992 (inception date of the Fund).

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING International Growth Fund       5

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GROWTH FUND                               Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks GROWTH OF CAPITAL through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, Growth invests at least 65% of its total assets in common stocks and securities convertible into common stock.

In managing Growth, Aeltus:

- Emphasizes stocks of larger companies, although Growth may invest in companies of any size.

- Uses internally developed quantitative computer models to evaluate the financial characteristics (for example, earnings growth consistency, earnings momentum, and price/free cash flow ratio) of approximately 1,000 companies. Aeltus analyzes these characteristics in an attempt to identify companies it believes have strong growth characteristics or demonstrate a positive trend in earnings estimates but whose perceived value is not reflected in the stock price.

- Focuses on companies that it believes have strong, sustainable and improving earnings growth, and established market positions in a particular industry.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The principal risks of investing in Growth are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. If a growth stock does not exhibit the consistent level of growth expected, its price may drop sharply. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

 6      ING Growth Fund

                                                                 ING GROWTH FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                             [TOTAL RETURNS GRAPH]

  1992     1993     1994     1995     1996     1997     1998     1999      2000     2001
  -----    -----    -----    -----    -----    -----    -----    -----    ------    -----
                     5.59    34.30    22.12    22.75    37.90    35.09    -12.60

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as subadviser.

            Best and worst quarterly performance during this period:
                         [    ] quarter [    ]: [    ]%
                         [    ] quarter [    ]: [    ]%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- Russell 1000 Growth Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                     %  [    ]         [    ]               [    ]
Class I Return After Taxes on Distributions                     %  [    ]         [    ]               [    ]
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %  [    ]         [    ]               [    ]
Russell 1000 Growth Index (reflects no deduction for fees,
expenses or taxes)(2)                                           %  [    ]         [    ]               [    ](3)

(1) Class I commenced operations on January 4, 1994.

(2) The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

(3) The Russell 1000 Growth Index return is for the period beginning January 4, 1994 (inception date of the Fund).

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                         ING Growth Fund       7

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING SMALL COMPANY FUND                        Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks GROWTH OF CAPITAL primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, Small Company invests at least 80% of its net assets in common stocks and securities convertible into common stock of small-capitalization companies, defined as:

- The 2,000 smallest of the 3,000 largest U.S. companies (as measured by market capitalization).

- All companies not included above that are included in the Standard & Poor's SmallCap 600 Index or the Russell 2000 Index.

- Companies with market capitalizations lower than companies included in the first two categories.

In managing Small Company, Aeltus:

- Invests in stocks that it believes have the potential for long-term growth, as well as those that appear to be trading below their perceived value.

- Uses internally developed quantitative computer models to evaluate financial characteristics (for example, changes in earnings, earnings estimates and price momentum) of over 2,000 companies. Aeltus analyzes these characteristics in an attempt to identify companies whose perceived value is not reflected in the stock price.

- Considers the potential of each company to create or take advantage of unique product opportunities, its potential to achieve long-term sustainable growth and the quality of its management.

- May invest, to a limited extent, in foreign stocks.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The principal risks of investing in Small Company are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks include:

- Stocks of smaller companies carry higher risks than stocks of larger companies. This is because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/or may be less liquid.

- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

- Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

 8      ING Small Company Fund

                                                          ING SMALL COMPANY FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                             [TOTAL RETURNS GRAPH]

  1992      1993      1994       1995       1996       1997       1998       1999      2000       2001
  ----      ----      ----      -------    -------    -------    -------    -------   -------    -------

                         1.30%    48.17%     13.62%     33.28%      1.27%     31.01%     7.65%

(1) These figures are for the year ended December 31 of each year.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as subadviser.

            Best and worst quarterly performance during this period:
                         [    ] quarter [    ]: [    ]%
                         [    ] quarter [    ]: [    ]%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- Russell 2000 Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                   5 YEARS              10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                     %   [    ]          [    ]               [    ]
Class I Return After Taxes on Distributions                     %   [    ]          [    ]               [    ]
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %   [    ]          [    ]               [    ]
Russell 2000 Index (reflects no deduction for fees, expenses
or taxes)(2)                                                    %   [    ]          [    ]               [    ](3)

(1) Class I commenced operations on January 4, 1994.

(2) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.

(3) The Russell 2000 Index return is for the period beginning January 4, 1994 (inception date of the Fund).

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  ING Small Company Fund       9

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING TECHNOLOGY FUND                                 Elijah Asset Management, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks LONG-TERM CAPITAL APPRECIATION.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Technology invests at least 80% of its net assets in common stocks and securities convertible into common stock of companies in the information technology industry sector.

Companies in the information technology industries include companies that EAM considers to be principally engaged in the development, production, or distribution of products or services related to the processing, storage, transmission, or presentation of information or data. The following examples illustrate the wide range of products and services provided by these industries:

- Computer hardware and software of any kind, including, for example, semiconductors, minicomputers, and peripheral equipment.

- Telecommunications products and services.

- Multimedia products and services, including, for example, goods and services used in the broadcast and media industries.

- Data processing products and services.

- Financial services companies that collect or disseminate market, economic, and financial information.

- Internet companies and other companies engaged in, or providing products or services for, e-commerce.

EAM considers a company to be principally engaged in the information technology industries if at the time of investment at least 50% of the company's assets, gross income, or net profits are committed to, or derived from, those industries. EAM will also consider a company to be principally engaged in the information technology industries if it has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in those industries.

In selecting stocks for Technology, EAM looks at a company's valuation relative to its potential long-term growth rate. EAM may look to see whether a company offers a new or improved product, service, or business operation; whether it has experienced a positive change in its financial or business condition; whether the market for its goods or services has expanded or experienced a positive change; and whether there is a potential catalyst for positive change in the company's business or stock price. Technology may sell a security if EAM determines that the company has become overvalued due to price appreciation or has experienced a change in its business fundamentals, if the company's growth rate slows substantially, or if EAM believes that another investment offers a better opportunity.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The principal risks of investing in Technology are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Further, stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Because Technology's investments are concentrated in the information technology industries, Technology may be subject to more abrupt swings in value than a fund which invests in a broader range of industries.

Investments in information technology companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of information technology investments generally.

Technology may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

 10      ING Technology Fund

                                                             ING TECHNOLOGY FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                         [TOTAL RETURNS GRAPH TO COME]

(1) This figure is for the year ended December 31, 2001.

(2) Effective March 1, 2000, ING Investments, LLC serves as investment adviser.

            Best and worst quarterly performance during this period:
                         [    ] quarter [    ]: [    ]%
                         [    ] quarter [    ]: [    ]%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- Goldman Sachs Technology Industry Composite Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                   5 YEARS              10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                     %   [    ]          [    ]                  N/A
Class I Return After Taxes on Distributions                     %   [    ]          [    ]                  N/A
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %   [    ]          [    ]                  N/A
Goldman Sachs Technology Industry Composite Index (reflects
no deduction for fees, expenses or taxes)(2)                    %   [    ]          [    ](3)               N/A

(1) Class I commenced operations on March 1, 2000.

(2) The Goldman Sachs Technology Industry Composite Index is a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector.

(3) The Goldman Sachs Technology Industry Composite Index return is for the period beginning March 1, 2000 (inception date of the Fund).

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    ING Technology Fund       11

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INDEX PLUS LARGE CAP FUND                 Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to OUTPERFORM THE TOTAL RETURN PERFORMANCE of the STANDARD & POOR'S 500 COMPOSITE INDEX (S&P 500), while maintaining a market level of risk.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Index Plus Large Cap invests at least 80% of its net assets in stocks included in the S&P 500. The S&P 500 is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing Index Plus Large Cap, Aeltus attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, Aeltus generally includes in Index Plus Large Cap portfolio between 400 and 450 of the stocks included in the S&P 500. Although the Fund will not hold all the stocks in the S&P 500, Aeltus expects that there will be a close correlation between the performance of Index Plus Large Cap and that of the S&P 500 in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 500.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The principal risks of investing in Index Plus Large Cap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

 12      ING Index Plus Large Cap Fund

                                                   ING INDEX PLUS LARGE CAP FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

  1992     1993     1994     1995     1996     1997     1998     1999     2000     2001
  -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
                                               33.93%   32.50%   24.51%   -9.46%

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as subadviser.

            Best and worst quarterly performance during this period:
                         [    ] quarter [    ]: [    ]%
                         [    ] quarter [    ]: [    ]%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- S&P 500 Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                     %  [    ]         [    ]               [    ]
Class I Return After Taxes on Distributions                     %  [    ]         [    ]               [    ]
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %  [    ]         [    ]               [    ]
S&P 500 Index (reflects no deduction for fees, expenses or
taxes)(2)                                                       %  [    ]         [    ]               [    ](3)

(1) Class I commenced operations on December 10, 1996.

(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(3) The S&P 500 Index return is for the period beginning December 10, 1996 (inception date of the Fund).

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING Index Plus Large Cap Fund       13

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INDEX PLUS MID CAP FUND                   Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to OUTPERFORM THE TOTAL RETURN PERFORMANCE of the STANDARD & POOR'S MIDCAP 400 INDEX (S&P 400), while maintaining a market level of risk.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Index Plus Mid Cap invests at least 80% of its net assets in stocks included in the S&P 400. The S&P 400 is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing Index Plus Mid Cap, Aeltus attempts to achieve the Fund's objective by overweighting those stocks in the S&P 400 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P 400, Aeltus expects that there will be a close correlation between the performance of Index Plus Mid Cap and that of the S&P 400 in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 400.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The principal risks of investing in Index Plus Mid Cap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. In addition, stocks of medium sized companies tend to be more volatile and less liquid than stocks of larger companies.

The success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

 14      ING Index Plus Mid Cap Fund

                                                     ING INDEX PLUS MID CAP FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

  1992    1993    1994    1995    1996    1997    1998    1999    2000     2001
  -----   -----   -----   -----   -----   -----   -----   -----   -----    ----
                                                          15.61%  19.98%

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as subadviser.

            Best and worst quarterly performance during this period:
                         [    ] quarter [    ]: [    ]%
                         [    ] quarter [    ]: [    ]%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- S&P MidCap 400 Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                   5 YEARS              10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                     %   [    ]          [    ]                N/A
Class I Return After Taxes on Distributions                     %   [    ]          [    ]                N/A
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %   [    ]          [    ]                N/A
S&P MidCap 400 Index (reflects no deduction for fees,
expenses or taxes)(2)                                           %   [    ]          [    ](3)             N/A

(1) Class I commenced operations on February 3, 1998.

(2) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(3) The S&P MidCap 400 Index return is for the period beginning February 3, 1998 (inception date of the Fund).

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            ING Index Plus Mid Cap Fund       15

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INDEX PLUS SMALL CAP FUND                 Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to OUTPERFORM THE TOTAL RETURN PERFORMANCE of the STANDARD & POOR'S SMALLCAP 600 INDEX (S&P 600), while maintaining a market level of risk.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Index Plus Small Cap invests at least 80% of its net assets in stocks included in the S&P 600. The S&P 600 is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing Index Plus Small Cap, Aeltus attempts to achieve the Fund's objective by overweighting those stocks in the S&P 600 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P 600, Aeltus expects that there will be a close correlation between the performance of Index Plus Small Cap and that of the S&P 600 in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 600.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The principal risks of investing in Index Plus Small Cap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks include:

- Stocks of smaller companies carry higher risks than stocks of larger companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.

- When selling of a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Finally, the success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

 16      ING Index Plus Small Cap Fund

                                                   ING INDEX PLUS SMALL CAP FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

  1992    1993    1994    1995    1996    1997    1998    1999    2000     2001
  -----   -----   -----   -----   -----   -----   -----   -----   -----    -----
                                                          10.28    7.83



(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as subadviser.

            Best and worst quarterly performance during this period:
                         [    ] quarter [    ]: [    ]%
                         [    ] quarter [    ]: [    ]%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- S&P SmallCap 600 Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                     %  [    ]         [    ]                N/A
Class I Return After Taxes on Distributions                     %  [    ]         [    ]                N/A
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %  [    ]         [    ]                N/A
S&P SmallCap 600 Index (reflects no deduction for fees,
expenses or taxes)(2)                                           %  [    ]         [    ](3)             N/A

(1) Class I commenced operations on February 3, 1998.

(2) The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $903 million.

(3) The S&P SmallCap 600 Index return is for the period beginning February 3, 1998 (inception date of the Fund).

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING Index Plus Small Cap Fund       17

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING VALUE OPPORTUNITY FUND                    Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks GROWTH OF CAPITAL primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, Value Opportunity invests at least 65% of its total assets in common stocks and securities convertible into common stock. In managing Value Opportunity, Aeltus tends to invest in larger companies it believes are trading below their perceived value, although it may invest in companies of any size. Aeltus believes that Value Opportunity's investment objective can best be achieved by investing in companies whose stock price has been excessively discounted due to perceived problems or for other reasons. In searching for investments, Aeltus evaluates financial and other characteristics of companies, attempting to find those companies that appear to possess a catalyst for positive change, such as strong management, solid assets, or market position, rather than those companies whose stocks are simply inexpensive. Aeltus looks to sell a security when company business fundamentals deteriorate or when price objectives are reached.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The principal risks of investing in Value Opportunity are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Stocks that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented stocks tend to correlate more closely with economic cycles than growth-oriented stocks, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

 18      ING Value Opportunity Fund

                                                      ING VALUE OPPORTUNITY FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

   1992    1993    1994    1995    1996    1997    1998    1999    2000   2001
  ------  ------  ------  ------  ------  ------  ------  ------  ------  -----
                                                          19.60%  8.41%

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as subadviser.

            Best and worst quarterly performance during this period:
                         [    ] quarter [    ]: [    ]%
                         [    ] quarter [    ]: [    ]%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- S&P 500 Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                   5 YEARS              10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                     %   [    ]          [    ]                N/A
Class I Return After Taxes on Distributions                     %   [    ]          [    ]                N/A
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %   [    ]          [    ]                N/A
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(2)                                                     %   [    ]          [    ](3)             N/A

(1) Class I commenced operations on February 2, 1998.

(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(3) The S&P 500 Index return is for the period beginning February 2, 1998 (inception date of the Fund).

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Value Opportunity Fund       19

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING BALANCED FUND                             Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to MAXIMIZE TOTAL RETURN with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, Balanced allocates its assets between the following asset classes:

- Equities, such as common and preferred stocks.

- Debt, such as bonds, mortgage-related and other asset-backed securities, U.S. Government securities and money market instruments.

Aeltus typically maintains approximately 60% of Balanced's total assets in equities and approximately 40% of its total assets in debt (including money market instruments), although those percentages may vary from time to time depending on Aeltus' view of the relative attractiveness of each asset class. In making asset allocation decisions, Aeltus uses current market statistics and economic indicators to attempt to forecast returns for the equity and debt sectors of the securities market. Within each asset class, Aeltus uses quantitative computer models to evaluate financial criteria in an attempt to identify those issuers whose perceived value is not reflected in their equity or debt securities. Aeltus generally does not attempt to respond to short-term swings in the market by quickly changing the characteristics of the Fund's portfolio.

In managing the EQUITY COMPONENT of Balanced, Aeltus typically emphasizes investment in stocks of larger companies, although it may invest in stocks of smaller companies and stocks of foreign issuers.

In managing the DEBT COMPONENT of Balanced, Aeltus looks to select investments with the opportunity to enhance the portfolio's yield and total return, focusing on performance over the long term. The Fund may invest up to 15% of its total assets in high-yield instruments. High-yield bonds are fixed income securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Services, Inc. (Moody's) or, if unrated, considered by Aeltus to be of comparable quality. The Fund may also invest in foreign debt securities.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The principal risks of investing in Balanced are those generally attributable to stock and bond investing. The success of the Fund's strategy depends on Aeltus' skill in allocating Fund assets between equities and debt and in choosing investments within those categories. Because the Fund's assets are allocated between equities and fixed income securities, Balanced may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.

Risks attributable to STOCK investing include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Further, stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

The Fund's FIXED-INCOME investments are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Also, economic and market conditions may cause issuers to default or go bankrupt. In either case, the price of Fund shares may fall. High-yield instruments are even more sensitive to economic and market conditions than other fixed income instruments.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce the risk may not perform as expected.

 20      ING Balanced Fund

                                                               ING BALANCED FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

  1992     1993     1994     1995     1996     1997     1998     1999     2000      2001
  -----    -----    -----    -----    -----    -----    -----    -----    -----    ------
  6.68      9.73    -1.73    26.18    15.34    21.09    16.52    12.27    -1.05

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as subadviser.

            Best and worst quarterly performance during this period:
                         [    ] quarter [    ]: [    ]%
                         [    ] quarter [    ]: [    ]%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index and the Lehman Brothers Aggregate Bond Index
(LBAB). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                   5 YEARS              10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                     %   [    ]          [    ]               [    ]
Class I Return After Taxes on Distributions                     %   [    ]          [    ]               [    ]
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %   [    ]          [    ]               [    ]
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(2)                                                     %   [    ]          [    ]               [    ](3)
LBAB (reflects no deduction for fees, expenses or taxes)(4)     %   [    ]          [    ]               [    ](5)
Composite Index (reflects no deduction for fees, expenses or
  taxes)(6)                                                     %   [    ]          [    ]               [    ]

(1) Class I commenced operations on January 3, 1992.

(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(3) The S&P 500 Index return is for the period beginning January 3, 1992 (inception date of the Fund).

(4) The LBAB is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(5) The LBAB index return is for the period beginning January 3, 1992 (inception date of the Fund).

(6) The Composite Index consists of 60% S&P 500 Index and 40% LBAB.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      ING Balanced Fund       21

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GROWTH AND INCOME FUND                    Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks LONG-TERM GROWTH OF CAPITAL AND INCOME through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stock believed to offer above-average growth potential.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, Growth and Income invests at least 65% of its total assets in common stocks that Aeltus believes have significant potential for capital appreciation or income growth or both.

In managing Growth and Income, Aeltus:

- Emphasizes stocks of larger companies.

- Looks to invest the Fund's assets in stocks of small and medium-sized companies and stocks of foreign issuers, depending upon market conditions.

- Combines internally developed quantitative computer models with a qualitative overlay to evaluate company financial characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each class. In analyzing these characteristics, Aeltus attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The principal risks of investing in Growth and Income are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Although Aeltus emphasizes large cap stocks, to the extent the Fund is diversified across asset classes, it may not perform as well as less diversified funds when large cap stocks are in favor. Additionally, stocks of medium-sized and smaller companies tend to be more volatile and less liquid than stocks of larger companies.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

 22      ING Growth and Income Fund

                                                      ING GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                             [TOTAL RETURNS GRAPH]

  1992        1993       1994       1995       1996       1997       1998       1999       2000       2001
  ----       -------    -------    -------    -------    -------    -------    -------    -------    -------
  7.81%         6.58%     -0.34%     31.49%     27.83%     31.51%     14.88%     17.87%    -11.40%

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as subadviser.

            Best and worst quarterly performance during this period:
                         [    ] quarter [    ]: [    ]%
                         [    ] quarter [    ]: [    ]%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- S&P 500 Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                    5 YEARS               10 YEARS
                                                                    1 YEAR     (OR LIFE OF CLASS)    (OR LIFE OF CLASS)
Class I Return Before Taxes                                     %   [    ]           [    ]                [    ]
Class I Return After Taxes on Distributions                     %   [    ]           [    ]                [    ]
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %   [    ]           [    ]                [    ]
S&P 500 Index (reflects no deduction for fees, expenses or
taxes)(2)                                                       %   [    ]           [    ]                [    ](3)

(1) Class I commenced operations on January 3, 1992.

(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(3) The S&P 500 Index return is for the period beginning January 3, 1992 (inception date of the Fund).

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Growth and Income Fund       23

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING BOND FUND                                 Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to provide AS HIGH A LEVEL OF TOTAL RETURN AS IS CONSISTENT WITH REASONABLE RISK, primarily through investment in a diversified portfolio of investment-grade corporate bonds, and debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, ING Bond Fund invests at least 80% of its net assets in:

- High-grade corporate bonds,

- Mortgage-related and other asset-backed securities, and

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

High-grade securities are rated at least A by S&P or Moody's, or if unrated, considered by Aeltus to be of comparable quality. The Fund may also invest up to 15% of its total assets in high-yield instruments, and up to 25% of its total assets in foreign debt securities. The Fund may invest in zero coupon securities.

In managing the ING Bond Fund, Aeltus:

- Looks to construct an intermediate-term (generally consisting of securities with an average maturity of between 5-10 years), high-quality portfolio by selecting investments with the opportunity to enhance the portfolio's overall total return and yield, while managing volatility.

- Uses quantitative computer models to identify issuers whose perceived value is not reflected in their security prices.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The principal risks of investing in ING Bond Fund are those generally attributable to debt investing, including increases in interest rates and loss of principal. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates.

For all bonds there is a risk that the issuer will default. High-yield bonds generally are more susceptible to the risk of default than higher rated bonds. The risks associated with high-yield bonds also apply to zero coupon securities.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

 24      ING Bond Fund

                                                                   ING BOND FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

  1992    1993     1994     1995     1996    1997    1988    1999     2000     2001
  ----    -----    -----    -----    ----    ----    ----    -----    -----    ----
  7.22%   10.22%   -3.26%   17.03%   3.39%   7.91%   8.45%   -0.86%    9.58%

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as subadviser.

            Best and worst quarterly performance during this period:
                         [    ] quarter [    ]: [    ]%
                         [    ] quarter [    ]: [    ]%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Aggregate Bond Index (LBAB). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                   5 YEARS              10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                     %   [    ]          [    ]               [    ]
Class I Return After Taxes on Distributions                     %   [    ]          [    ]               [    ]
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %   [    ]          [    ]               [    ]
LBAB Index (reflects no deduction for fees, expenses or
  taxes)(2)                                                     %   [    ]          [    ]               [    ](3)

(1) Class I commenced operations on January 3, 1992.

(2) The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.

(3) The LBAB Index return is for the period beginning January 3, 1992 (inception date of the Fund).

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                          ING Bond Fund       25

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GOVERNMENT FUND                           Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to provide INCOME CONSISTENT WITH THE PRESERVATION OF CAPITAL through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, ING Government Fund invests at least 65% of its total assets in U.S. Government securities. U.S. Government securities include securities issued by the U.S. Treasury, individual government agencies and certain organizations created through federal legislation. Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government, the strongest form of credit backing in the U.S. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. Government agency or organization and are not direct obligations of the U.S. Government.

In managing ING Government Fund, Aeltus:

- Looks to construct an intermediate-term, high-quality portfolio by selecting investments with the potential to enhance the portfolio's overall yield and total return.

- Uses quantitative computer models to identify attractive investments within the U.S. Government securities markets. As a result, ING Government Fund may, at times, emphasize one type of U.S. Government security rather than another.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The principal risks of investing in ING Government Fund are those generally attributable to bond investing, including increases in interest rates. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates.

In addition to being sensitive to changes in interest rates, the prices of mortgage-related securities also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

 26      ING Government Fund

                                                             ING GOVERNMENT FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

  1992      1993      1994       1995      1996       1997       1998       1999       2000       2001
  ----      ----      ----      -------   -------    -------    -------    -------    -------    -------
                        -1.89%    16.00%     2.29%      9.32%      7.72%     -0.38%     10.52%

(1) These figures are for the year ended December 31 of each year.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as subadviser.

            Best and worst quarterly performance during this period:
                         [    ] quarter [    ]: [    ]%
                         [    ] quarter [    ]: [    ]%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Intermediate Government Bond Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                   5 YEARS              10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                     %   [    ]          [    ]               [    ]
Class I Return After Taxes on Distributions                     %   [    ]          [    ]               [    ]
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %   [    ]          [    ]               [    ]
Lehman Brothers Intermediate Government Bond Index (reflects
no deduction for fees, expenses or taxes)(2)                    %   [    ]          [    ]               [    ](3)

(1) Class I commenced operations on January 4, 1994.

(2) The Lehman Brothers Intermediate Government Bond Index, an unmanaged index, includes those bonds found in the Lehman Brothers Government Bond Index that have a maturity of one to 9.99 years.

(3) The Lehman Brothers Intermediate Government Bond Index return is for the period beginning January 4, 1994 (inception date of the Fund).

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    ING Government Fund       27

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING AELTUS MONEY MARKET FUND                  Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to provide HIGH CURRENT RETURN, CONSISTENT WITH PRESERVATION OF CAPITAL AND LIQUIDITY, through investment in high-quality money market instruments.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Money Market invests in a diversified portfolio of high-quality fixed income securities denominated in U.S. dollars, with short remaining maturities. These securities include U.S. Government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. Government agencies), corporate debt securities, commercial paper, asset-backed securities, mortgage-related securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by Aeltus to be of comparable quality. Aeltus seeks to maintains a dollar-weighted average portfolio maturity of 90 days or less.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

Although Money Market seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in Money Market. An investment in Money Market is not insured or guaranteed by the FDIC or any other government agency. A weak economy, strong equity markets and changes by the Federal Reserve in its monetary policies all could affect short-term interest rates and, therefore, the value and yield of Money Market's shares. Risks also include adverse changes in the actual or perceived creditworthiness of issuers and adverse changes in the economic or political environment.

 28      ING Aeltus Money Market Fund

                                                    ING AELTUS MONEY MARKET FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

                       1992        1993       1994       1995       1996       1997       1998       1999       2000       2001
                       ----       -------    -------    -------    -------    -------    -------    -------    -------    -------
                          4.04%      3.29%      4.29%      5.99%      5.41%      5.45%      5.32%      4.98%      6.07%

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as subadviser.

            Best and worst quarterly performance during this period:
                         [    ] quarter [    ]: [    ]%
                         [    ] quarter [    ]: [    ]%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- Money Fund Report Averages(TM)/All Taxable Index.

                                                                                   5 YEARS              10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class I Return                                                  %   [    ]          [    ]               [    ]
Money Fund Report Averages(TM)/All Taxable Index (reflects
no deduction for fees, expenses or taxes)(2)                    %   [    ]          [    ]               [    ](3)

(1) Class I commenced operations on January 3, 1992.

(2) The Money Fund Report Averages(TM)/All Taxable Index (formerly IBC Money Fund Average/All Taxable Index) is an average of the returns of more than 250 money market mutual funds surveyed each month by iMoneyNet, Inc.

(3) The Money Fund Report Averages(TM)/All Taxable Index return is for the period beginning January 3, 1992 (inception date of the Fund).

To obtain current yield information, please contact 1-800-992-0180.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING Aeltus Money Market Fund       29

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GENERATION FUNDS                          Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------

ING ASCENT FUND

(ASCENT)

ING CROSSROADS FUND

(CROSSROADS)

ING LEGACY FUND

(LEGACY)

INVESTMENT OBJECTIVES  ASCENT seeks to provide CAPITAL APPRECIATION.

CROSSROADS seeks to provide TOTAL RETURN (i.e., income and capital appreciation, both realized and unrealized).

LEGACY seeks to provide TOTAL RETURN CONSISTENT WITH PRESERVATION OF CAPITAL.

PRINCIPAL INVESTMENT STRATEGIES Ascent, Crossroads and Legacy are asset allocation funds that have been designed for investors with different investment goals:

- Ascent is managed for investors seeking capital appreciation who generally have an INVESTMENT HORIZON EXCEEDING 15 YEARS AND WHO HAVE A HIGH LEVEL OF RISK TOLERANCE.
- Crossroads is managed for investors seeking a balance between income and capital appreciation who generally have an INVESTMENT HORIZON EXCEEDING 10 YEARS AND WHO HAVE A MODERATE LEVEL OF RISK TOLERANCE.
- Legacy is managed for investors primarily seeking total return consistent with capital preservation who generally have an INVESTMENT HORIZON EXCEEDING 5 YEARS AND WHO HAVE A LOW LEVEL OF RISK TOLERANCE.

Under normal market conditions, Aeltus allocates the assets of each Generation Fund, in varying degrees, among several classes of equities, fixed-income securities (including up to 15% of the total value of each Fund's assets in high-yield instruments) and money market instruments. To remain consistent with each Generation Fund's investment objective and intended level of risk tolerance, Aeltus has instituted both a BENCHMARK PERCENTAGE ALLOCATION and a FUND LEVEL RANGE ALLOCATION for each asset class. The benchmark percentage for each asset class assumes neutral market and economic conditions. The Fund level range allows Aeltus to vary the weightings of each asset class in each Fund to take advantage of opportunities as market and economic conditions change.

The Generation Funds' benchmarks and ranges are described on the following page. The asset allocation limits apply at the time of purchase of a particular security.

Each Generation Fund's asset allocation may vary from the benchmark allocation (within the permissible range) based on Aeltus' ongoing evaluation of the expected returns and risks of each asset class relative to other classes. Aeltus may vary each Generation Fund's asset allocation within a given asset class to the full extent of the permissible range. Among the criteria Aeltus evaluates to determine allocations are economic and market conditions, including changes in circumstances with respect to particular asset classes, geographic regions, industries or issuers and interest rate movements. In selecting individual portfolio securities, Aeltus considers such factors as:

- Expected dividend yields and growth rates.
- Bond yields.
- Current relative value compared to historic averages.

PRINCIPAL RISKS THE SUCCESS OF EACH GENERATION FUND'S STRATEGY DEPENDS SIGNIFICANTLY ON AELTUS' SKILL IN CHOOSING INVESTMENTS AND IN ALLOCATING ASSETS AMONG THE DIFFERENT INVESTMENT CLASSES.

In addition, each asset type has risks that are somewhat unique, as described below. The performance of each Generation Fund will be affected by these risks to a greater or lesser extent depending on the size of the allocation. The principal risks of investing in each Generation Fund are those generally attributable to stock and bond investing.

For stock investments, those risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies, and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

The risks associated with real estate securities include periodic declines in the value of real estate generally, and declines in the rents and other income generated by real estate caused by such factors as periodic over-building.

For bonds, generally, when interest rates rise, bond prices fall. Also, economic and market conditions may cause issuers to default or go bankrupt. The value of high-yield bonds is even more sensitive to economic and market conditions than other bonds.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

 30      ING Generation Funds

                                                            ING GENERATION FUNDS
--------------------------------------------------------------------------------

     ASSET CLASS
                                           ASCENT            CROSSROADS(1)     LEGACY(2)         COMPARATIVE INDEX
     EQUITIES
     LARGE CAPITALIZATION STOCKS
     Range                                 0-70%             0-50%             0-30%             S&P 500 Index
     Benchmark                             35%               25%               15%
     SMALL-/MID-CAPITALIZATION STOCKS
     Range                                 0-40%             0-30%             0-20%             Russell 2500 Index
     Benchmark                             20%               15%               10%
     INTERNATIONAL STOCKS
     Range                                 0-40%             0-30%             0-20%             Morgan Stanley Capital
     Benchmark                             20%               15%               10%               International Europe,
                                                                                                 Australia and Far East Index
     REAL ESTATE STOCKS
     Range                                 0-10%             0-10%             0-10%             National Association of
     Benchmark                             5%                5%                5%                Real Estate Investment Trusts
                                                                                                 Equity Index
     FIXED INCOME
     U.S. DOLLAR BONDS
     Range                                 0-30%             0-60%             0-90%             Salomon Brothers Broad
     Benchmark                             15%               30%               45%               Investment Grade Index
     INTERNATIONAL BONDS
     Range                                 0-10%             0-10%             0-10%             Salomon Brothers Non-U.S.
     Benchmark                             5%                5%                5%                World Government Bond Index
     MONEY MARKET INSTRUMENTS
     Range                                 0-30%             0-30%             0-30%             91-Day U.S. Treasury Bill Rate
     Benchmark                             0%                5%                10%



---------------------
(1)Crossroads will invest no more than 60% of its assets in any combination of the following asset classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

(2)Legacy will invest no more than 35% of its assets in any combination of the following asset classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   ING Generation Funds       31

ING ASCENT FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

[TOTAL RETURNS BAR GRAPH]



1992   1993    1994    1995     1996     1997    1998     1999     2000     2001
----   ----    ----    -----    -----    ----    -----    -----    -----    -----

                       23.62    23.17    19.38    4.54    14.82    -2.33

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as subadviser.

            Best and worst quarterly performance during this period:
                         [    ] quarter [    ]: [    ]%
                         [    ] quarter [    ]: [    ]%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 3000 Index and the Ascent Composite. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                   5 YEARS              10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                     %   [    ]          [    ]               [    ]
Class I Return After Taxes on Distributions                     %   [    ]          [    ]               [    ]
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %   [    ]          [    ]               [    ]
Russell 3000 Growth Index (reflects no deduction for fees,
expenses or taxes)(2)                                           %   [    ]          [    ]               [    ](3)
Ascent Composite (reflects no deduction for fees, expenses
or taxes)(4)                                                    %   [    ]          [    ]               [    ](5)

(1) Class I commenced operations on January 4, 1995.

(2) The Russell 3000 Growth Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(3) The Russell 3000 Growth Index return is for the period beginning January 4, 1995 (inception date of the Fund).

(4) The Ascent Composite is comprised of the seven stock and bond indices listed below in weights that correspond to the particular benchmark weights for the Fund. However, the Composite performance information for Ascent prior to March 1, 2000 is based on benchmark weights that were in effect at that time. Only the following asset class benchmarks were changed as of March 1, 2000. The benchmarks for large capitalization stocks, real estate stocks, U.S. Dollar bonds and international bonds were 20%, 20%, 10% and 10%, respectively.

(5) The Ascent Composite return is for the period beginning January 4, 1995 (inception date of the Fund).

 32      ING Ascent Fund

                                                             ING CROSSROADS FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

[TOTAL RETURNS BAR GRAPH]



1992   1993    1994    1995     1996     1997    1998     1999    2000     2001
----   ----    ----    -----    -----    ----    -----    ----    -----    -----

                       21.05    18.59    16.95    4.11    10.40   -0.75

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as subadviser.

            Best and worst quarterly performance during this period:
                         [    ] quarter [    ]: [    ]%
                         [    ] quarter [    ]: [    ]%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 3000 Index and the Crossroads Composite. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                   5 YEARS              10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                     %   [    ]          [    ]               [    ]
Class I Return After Taxes on Distributions                     %   [    ]          [    ]               [    ]
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %   [    ]          [    ]               [    ]
Russell 3000 Growth Index (reflects no deduction for fees,
expenses or taxes)(2)                                           %   [    ]          [    ]               [    ](3)
Crossroads Composite (reflects no deduction for fees,
expenses or taxes)(4)                                           %   [    ]          [    ]               [    ](5)

(1) Class I commenced operations on January 4, 1995.

(2) The Russell 3000 Growth Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(3) The Russell 3000 Growth Index return is for the period beginning January 4, 1995 (inception date of the Fund).

(4) The Crossroads Composite is comprised of the seven stock and bond indices listed below in weights that correspond to the particular benchmark weights for the Fund. However, the Composite performance information for Ascent prior to March 1, 2000 is based on benchmark weights that were in effect at that time. Only the following asset class benchmarks were changed as of March 1, 2000. The benchmarks for large capitalization stocks, real estate stocks, U.S. Dollar bonds and international bonds were 15%, 15%, 25% and 10%, respectively.

(5) The Crossroads Composite return is for the period beginning January 4, 1995 (inception date of the Fund).

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    ING Crossroads Fund       33

ING LEGACY FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

                         YEAR BY YEAR TOTAL RETURNS (%)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

[TOTAL RETURNS BAR GRAPH]



1992   1993    1994    1995     1996     1997    1998     1999    2000    2001
----   ----    ----    -----    -----    ----    -----    ----    ----    -----

                       18.90    14.41    12.52    6.28    7.46    3.74

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as subadviser.

            Best and worst quarterly performance during this period:
                         [    ] quarter [    ]: [    ]%
                         [    ] quarter [    ]: [    ]%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Salomon Brothers Broad Investment-Grade Bond Index (Saly BIG Index) and the Ascent Composite. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                   5 YEARS              10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                     %   [    ]          [    ]               [    ]
Class I Return After Taxes on Distributions                     %   [    ]          [    ]               [    ]
Class IA Return After Taxes on Distributions and Sale of
Fund Shares                                                     %   [    ]          [    ]               [    ]
Saly BIG Index (reflects no deduction for fees, expenses or
taxes)(2)                                                       %   [    ]          [    ]               [    ](3)
Legacy Composite (reflects no deduction for fees, expenses
or taxes)(4)                                                    %   [    ]          [    ]               [    ](5)

(1) Class I commenced operations on January 4, 1995.

(2) The Saly BIG Index is a market-weighted index that contains approximately 4,700 individually priced investment-grade bonds. The index includes U.S. Treasury/agency issues, mortgage pass-through securities, and corporate issues.

(3) The Saly BIG Index return is for the period beginning January 4, 1995 (inception date of the Fund).

(4) The Legacy Composite is comprised of the seven stock and bond indices listed below in weights that correspond to the particular benchmark weights for the Fund. However, the Composite performance information for Legacy prior to March 1, 2000 is based on benchmark weights that were in effect at that time. Only the following asset class benchmarks were changed as of March 1, 2000. The benchmarks for large capitalization stocks, real estate stocks, U.S. Dollar bonds and international bonds were 10%, 10%, 40% and 10%, respectively.

(5) The Legacy Composite return is for the period beginning January 4, 1995 (inception date of the Fund).

 34      ING Legacy Fund

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------
There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund. The tables that follow show the fees and expenses for each of the ING Funds.

FEES YOU PAY DIRECTLY

                                                                CLASS I
-----------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT
  (AS A % OF OFFERING PRICE)                                     none
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES
  PRICE, WHICHEVER IS LESS)                                      none



OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS
(AS A % OF AVERAGE NET ASSETS)

CLASS I

                                   DISTRIBUTION                       TOTAL
                                   AND SERVICE                        FUND             WAIVERS
                    MANAGEMENT       (12B-1)           OTHER        OPERATING            AND              NET
FUND                   FEE             FEES         EXPENSES(1)     EXPENSES      REIMBURSEMENTS(2)     EXPENSES
----------------------------------------------------------------------------------------------------------------
 ING
 International
  Growth              0.85%         0.00%
 ING
  Growth               0.70          0.00
 ING Small
  Company              0.85          0.00
 ING
Technology             1.05          0.00
 ING Index
  Plus
  LargeCap             0.45          0.00
 ING Index
  Plus
  MidCap               0.45          0.00
 ING Index
  Plus
  SmallCap             0.45          0.00
 ING Value
 Opportunity           0.70          0.00
 ING
  Balanced             0.80          0.00
 ING
  Growth
  and
  Income               0.67          0.00
 ING Bond              0.50          0.00
 ING
Government
  Fund                 0.50          0.00
 ING
  Aeltus
  Money
  Market               0.40          0.00
 ING
  Ascent               0.80          0.00
 ING
Crossroads             0.80          0.00
 ING
  Legacy               0.80          0.00

--------------------------------------------------------------------------------

The expenses shown above are based on the year ended October 31, 2001, except that expense information for Money Market has been restated to reflect the current level of Net Expenses.

(1) An administrative services fee of 0.10% is included in Other Expenses.

(2) ING Investments, LLC (ING), the investment adviser to each Fund, has entered into written expense limitation agreements with each Fund (except Growth, Balanced, Growth and Income, and Money Market) under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING within three years. The amount of each Fund's expenses waived or reimbursed during the last fiscal year is shown under the heading
    Fee Waiver and/or Expense Reimbursement. For each Fund, the expense limit will continue through at least December 31, 2002. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless the investment adviser provides written notice of the termination of the expense limitation agreement at least 30 days prior to the end of the then current term or upon termination of the investment management agreement.

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       35

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

EXAMPLES

The examples that follow are intended to help you compare the cost of investing in the ING Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

CLASS I FUND                                                     1 YEAR*     3 YEARS*     5 YEARS*     10 YEARS*
----------------------------------------------------------------------------------------------------------------
 ING International Growth
 ING Growth
 ING Small Company
 ING Technology
 ING Index Plus Large Cap
 ING Index Plus MidCap
 ING Index Plus SmallCap
 ING Value Opportunity
 ING Balanced
 ING Growth and Income
 ING Bond
 ING Government Fund
 ING Aeltus Money Market
 ING Ascent
 ING Crossroads
 ING Legacy
----------------------------------------------------------------------------------------------------------------

* The adviser is contractually obligated to waive fees and/or reimburse expenses through December 31, 2002 for all Funds (except Growth, Balanced, Growth and Income, and Money Market). Therefore, figures for all Funds, except those noted, reflect a waiver/reimbursement for the first year of the period.

 36      What You Pay to Invest

HOW TO PURCHASE SHARES                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

- The minimum initial investment for Class I shares is $1,000,000. Class I shares are available only to (i) certain defined benefit plans, insurance companies and foundations investing for their own account; (ii) certain wrap programs offered by broker-dealers and financial institutions; (iii) retirement plans affiliated with ING Group; and (iv) ING Group and its affiliates for purposes of corporate cash management.

- The minimum amount of each Class I investment after your first one is $100,000.

- We record most shares on our books electronically. We will issue a certificate if you ask us in writing, however most of our shareholders prefer not to have their shares in certificate form because certified shares can't be sold or exchanged by telephone.

- We have the right to refuse a request to buy shares.

Make your investment using the table on the right.

The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S.
bank) will not be accepted. The ING Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $10,000.


                           Initial                 Additional
     Method              Investment                Investment
 BY CONTACTING      An investment            Visit or consult an
 YOUR INVESTMENT    professional with an     investment professional.
 PROFESSIONAL       authorized firm can
                    help you establish and
                    maintain your account.
 BY MAIL            Visit or consult an      Fill out the Account
                    investment               Additions form included
                    professional. Make       on the bottom of your
                    your check payable to    account statement along
                    the ING Funds and mail   with your check payable
                    it, along with a         to the Fund and mail
                    completed Application.   them to the address on
                    Please indicate your     the account statement.
                    investment               Remember to write your
                    professional on the      account number on the
                    New Account              check.
                    Application.

 BY WIRE            Call the ING             Wire the funds in the
                    Operations Department    same manner described
                    at (800) 336-3436 to     under Initial
                    obtain an account        Investment.
                    number and indicate
                    your investment
                    professional on the
                    account.
                    Instruct your bank to
                    wire funds to the Fund
                    in the care of:
                    State Street Bank
                    and Trust Company
                    ABA #101003621
                    Kansas City, MO
                    credit to:
                    -------------
                    (the Fund) A/C
                    #751-8315; for further
                    credit to:
                    -------------------
                    Shareholder A/C #
                    -----------------
                    (A/C # you received
                    over the telephone)
                    Shareholder Name:
                   ----------------------
                    (Your Name Here)
                    After wiring funds you
                    must complete the
                    Account Application
                    and send it to:
                    ING Funds
                    P.O. Box 219368
                    Kansas City, MO
                    64121-9368

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       37

SHAREHOLDER GUIDE                                           HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

You may redeem shares using the table on the right:

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

- Your account must have a current value of at least [$250,000.]

- Minimum withdrawal amount is [$1,000.]

- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact the Shareholder Servicing Agent, see the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the U.S. Securities and Exchange Commission. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


        Method                         Procedures
 BY CONTACTING YOUR       You may redeem shares by contacting
 INVESTMENT               your investment professional.
 PROFESSIONAL             Investment professionals may charge
                          for their services in connection with
                          your redemption request, but neither
                          the Fund nor the Distributor imposes
                          any such charge.
 BY MAIL                  Send a written request specifying the
                          Fund name and share class, your
                          account number, the name(s) in which
                          the account is registered, and the
                          dollar value or number of shares you
                          wish to redeem to:
                          ING Funds
                          P.O. Box 219368
                          Kansas City, MO 64121-9368
                          If certificated shares have been
                          issued, the certificate must accompany
                          the written request. Corporate
                          investors and other associations must
                          have an appropriate certification on
                          file authorizing redemptions. A
                          suggested form of such certification
                          is provided on the Account
                          Application. A signature guarantee may
                          be required.
 BY TELEPHONE --          You may redeem shares by telephone on
 EXPEDITED REDEMPTION     all accounts other than retirement
                          accounts, unless you check the box on
                          the Account Application which
                          signifies that you do not wish to use
                          telephone redemptions. To redeem by
                          telephone, call the Shareholder
                          Servicing Agent at (800) 992-0180.
                          RECEIVING PROCEEDS BY CHECK:
                          You may have redemption proceeds (up
                          to a maximum of $100,000) mailed to an
                          address which has been on record with
                          the ING Funds for at least 30 days.
                          RECEIVING PROCEEDS BY WIRE:
                          You may have redemption proceeds
                          (subject to a minimum of $5,000) wired
                          to your pre-designated bank account.
                          You will not be able to receive
                          redemption proceeds by wire unless you
                          check the box on the Account
                          Application which signifies that you
                          wish to receive redemption proceeds by
                          wire and attach a voided check. Under
                          normal circumstances, proceeds will be
                          transmitted to your bank on the
                          business day following receipt of your
                          instructions, provided redemptions may
                          be made. In the event that share
                          certificates have been issued, you may
                          not request a wire redemption by
                          telephone.

 38      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

NET ASSET VALUE

The net asset value (NAV) per share for each Fund and class is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each Class I share of each Fund is calculated by taking the value of the Fund's assets attributable to the Class I shares, subtracting the Fund's liabilities attributable to the Class I shares, and dividing by the number Class I shares that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the NAV of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

The Money Market Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant net asset value of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board of Directors has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Fund, there can be no assurance that the Fund's net asset value can be maintained at $1.00 per share.

PRICE OF SHARES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under How to Purchase Shares have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange shares of a Fund for shares of the same class of any other ING Fund. You should review the prospectus of the ING Fund you intend to exchange into before exchanging your shares.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege with ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       39

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The Adviser may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.

You will automatically have the ability to request an exchange by calling the Shareholder Service Agent unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $10,000, other than as a result of a decline in the NAV per share.

PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Servicing Agent at (800)-992-0180 [select Option 1], or see the privacy policy that accompanies this Prospectus.

 40      Shareholder Guide

ADVISER AND SUB-ADVISER                                  MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ING INVESTMENTS, LLC (ING OR ING INVESTMENTS), a Delaware limited liability company, serves as the investment adviser to each of the Funds. ING has overall responsibility for management of the Funds. ING provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

Organized in December 1994, ING is registered as an investment adviser with the SEC. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) (ING Group). ING Group is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.

As of December 31, 2001, ING managed over $[  ] billion in assets.

ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual advisory fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

                                                          ADVISORY
FUND                                                        FEE
----                                                      --------
International Growth
Growth
Small Company
Technology
Index Plus Large Cap
Index Plus MidCap
Index Plus SmallCap
Value Opportunity
Balanced
Growth and Income
Bond
ING Government Fund
Aeltus Money Market
Ascent
Crossroads
Legacy

SUB-ADVISER

ING has engaged a Sub-Adviser to provide the day-to-day management of each Fund's portfolio.

ELIJAH ASSET MANAGEMENT, LLC

Elijah Asset Management, LLC (EAM), 100 Pine St., Suite 420, San Francisco, California 94111, a Delaware limited liability company, serves as subadviser to Technology. Subject to such policies as the Board or Aeltus may determine, EAM manages Technology's assets in accordance with Technology's investment objective, policies, and limitations. EAM makes investment decisions for Technology as to those assets and places orders to purchase and sell securities and other investments for Technology.

TECHNOLOGY FUND

Ronald E. Elijah, managing member of EAM, has been managing Technology since its inception. Prior to founding EAM in March, 1999, Mr. Elijah was a portfolio manager with Robertson Stephens Investment Management. Roderick R. Berry, a member of EAM, has served as co-portfolio manager of Technology since its inception. Prior to joining EAM in March, 1999, Mr. Berry was a member of the Robertson Stephens Investment Management research team.

AELTUS INVESTMENT MANAGEMENT, INC.

Aeltus Investment Management, Inc., (Aeltus) serves as Sub-Adviser to each Fund (other than Technology). Founded in 1972, Aeltus is registered as an investment adviser. Aeltus is an indirect wholly-owned subsidiary of ING Group, and is an affiliate of ING. Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. As of December 31, 2001, Aeltus managed over $[ ] billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3602.

SMALL COMPANY FUND

Small Company is managed by a team of Aeltus equity investment specialists led by Thomas DiBella, Portfolio Manager, Aeltus. Mr. DiBella has been managing Small Company since its inception in January 1994. Mr. DiBella joined Aeltus in 1991 and is currently responsible for the management of several small-capitalization portfolios.

VALUE OPPORTUNITY FUND

Value Opportunity is managed by a team of Aeltus equity investment specialists led by John McKenna, Portfolio Manager, Aeltus. Mr. McKenna has been managing Value Opportunity since March 2001 and has over seven years experience as an equity analyst. Mr. McKenna is also responsible for providing fundamental research and analysis for Aeltus' large-cap value equity portfolios.

INTERNATIONAL GROWTH FUND

International Growth is managed by a team of Aeltus equity investment specialists led by Vince Fioramonti, Portfolio Manager, Aeltus. Mr. Fioramonti has been managing International Growth since December 1995. Mr. Fioramonti also manages international stocks and non-U.S. dollar government bonds for several investment funds.




              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       41

MANAGEMENT OF THE FUNDS                                              SUB-ADVISER
--------------------------------------------------------------------------------

GROWTH FUND

Growth is managed by a team of Aeltus equity investment specialists led by Kenneth Bragdon, Portfolio Manager, Aeltus. Mr. Bragdon has been managing Growth since May 1998 and previously co-managed the Fund. Mr. Bragdon has 29 years of experience in the investment business, including more than 20 years with Aeltus.

INDEX PLUS LARGE CAP, INDEX PLUS MID CAP, INDEX PLUS SMALL CAP

Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap are managed by Hugh T.M. Whelan and Douglas Cote.

Mr. Whelan, Portfolio Manager, Aeltus, has served as co-manager of Index Plus Large Cap since March 2001 and as co-manager of Index Plus Mid Cap and Index Plus Small Cap since April 2000. Mr. Whelan has also been serving as a quantitative equity analyst since 1999. Previously, Mr. Whelan was a quantitative portfolio manager in Aeltus' fixed income group, specializing in corporate securities.

Mr. Cote, Portfolio Manager, Aeltus, has served as co-manager of Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap since March 2001. Mr. Cote has been serving as a quantitative equity analyst since 1966. Previously, Mr. Cote was responsible for developing quantitative applications for Aeltus' equity department.

BALANCED FUND

Balanced is managed by Neil Kochen and Steven Huber.

Mr. Kochen, Executive Vice President, Chief Investment Officer, Aeltus, has been co-managing Balanced since January 2000 and heads a team of equity investment specialists. Mr. Kochen has been with Aeltus since 1995 and previously served as head of fixed income quantitative research and head of investment strategy and policy.

Mr. Huber, Senior Vice President and Director of Fixed Income, Aeltus, has been co-managing Balanced since March 2002. Mr. Huber heads a team of fixed-income specialists, and is responsible for investment management of all of Aeltus' fixed-income portfolios, including institutional and mutual fund portfolios and has over 14 years experience in fixed-income investments.

GROWTH AND INCOME FUND

Growth and Income is managed by a team of investment professionals, each of whom specializes in a particular asset class, led by Donald E. Townswick, Portfolio Manager, Aeltus. Mr. Townswick has been managing Growth and Income since March 2001. Mr. Townswick also co-manages small- and mid-cap portfolios and serves as a small- and mid-cap securities specialist for other Aeltus advised funds since 1994.

BOND FUND, ING GOVERNMENT FUND

Steve Huber, Senior Vice President and Director of Fixed Income, Aeltus, serves as the lead portfolio manager and heads the fixed income team in management of the Bond Fund and ING Government Fund. Mr. Huber has led this team since February 2001, which consists of specialists in each fixed income asset class. Mr. Huber is also responsible for investment management of all of Aeltus' fixed-income portfolios, including institutional and mutual fund portfolios and has over 14 years experience in fixed-income investments.

ING AELTUS MONEY MARKET

Money Market is managed by a team of Aeltus fixed-income specialists led by Lennart Carlson, Senior Vice President, Aeltus. Mr. Carlson has been managing Money Market since March 2001. Mr. Carlson is also responsible for the coordination and execution of trading across all of Aeltus' fixed-income portfolios and has over [ ] years experience in fixed-income investments.

GENERATION FUNDS

ASCENT, CROSSROADS, LEGACY

Ascent, Crossroads and Legacy are managed by Neil Kochen and Steven Huber.

Mr. Kochen, Executive Vice President, Chief Investment Officer, Aeltus, has served as lead portfolio manager and asset allocation strategist for each Generation Fund since December 1999. Mr. Kochen heads a team of equity investment specialists each of whom specializes in a particular asset class. Mr. Kochen has been with Aeltus since 1995 and previously served as head of fixed income quantitative research and head of investment strategy and policy.

Mr. Huber, Senior Vice President and Director of Fixed Income, Aeltus, has been co-managing the Generation Funds since March 2002 and heads the team of fixed-income specialists. Mr. Huber is also responsible for investment management of all of Aeltus' fixed-income portfolios, including institutional and mutual fund portfolios and has over 14 years experience in fixed-income investments.


 42      Management of the Funds

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The Funds generally distribute most or all of their net earnings in the form of dividends. Each Fund pays dividends if any, as follows:

ANNUALLY              ANNUALLY             MONTHLY
--------              --------             -------
Growth                Growth and Income    Aeltus Money
International Growth  Balanced             Market(1) Bond Fund
Small Company                              ING Government Fund
Value Opportunity
Technology
Index Plus Large Cap
Index Plus MidCap
Index Plus SmallCap
Ascent
Crossroads
Legacy

(1) Dividends are declared daily and paid monthly. Each Fund distributes Capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class I shares of a Fund invested in another ING Fund which offers the Class.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 30% (in 2002 and 2003) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.




              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                     Dividends, Distributions and Taxes       43

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

In addition to the principal investments and strategies described on the previous pages, the Funds may also invest in other securities, engage in other practices, and be subject to additional risks, as discussed below and in the Statement of Additional Information (SAI).

FUTURES CONTRACTS AND OPTIONS. Each Fund (except Money Market) may enter into futures contracts and use options. The Funds primarily use future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Funds also may use these instruments for speculation (investing for potential income or capital gain).

- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.

- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

SWAPS. Bond, Balanced, Ascent, Crossroads and Legacy may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. Those Funds eligible to enter into swaps are not limited to any particular form or variety of swap agreement if Aeltus determines it is consistent with that Fund's investment objective and policies.

The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If Aeltus incorrectly forecasts such change, a Fund's performance would be less than if the Fund had not entered into the swap. In addition, if the counter party's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, a Fund's loss will consist of the net amount of contractual payments that a Fund has not yet received. Aeltus will monitor the creditworthiness of counterparties to a Fund's swap transactions on an ongoing basis.

DEFENSIVE INVESTING. In response to unfavorable market conditions, each Fund (except Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap) may make temporary investments that are not consistent with its principal investment objective and policies.

PORTFOLIO TURNOVER. Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during
the year. For the fiscal year ended October 31, 2001, [          ] had a
Portfolio turnover rate in excess of 150%. A high portfolio turnover rate increases a Fund's transaction costs and may increase your tax liability.


 44      More Information About Risks

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information
in these tables has been audited by [      ], independent auditors, whose
reports, along with the Funds' financial statements, are included in the Company's annual reports, which are available upon request.

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                                   Financial Highlights       45

ING INTERNATIONAL GROWTH FUND                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                 YEAR ENDED OCTOBER 31,
                                                                     ----------------------------------------------
                                                                      2001      2000      1999      1998      1997
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $                13.78     11.87     13.65     11.79
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                         $                -0.09++    0.01+     0.02+     0.02+
 Net realized and change in unrealized gain or loss on
 investments                                                   $                 1.47      3.09      1.06      2.89
 Total from investment operations                              $                 1.38      3.10      1.08      2.91
LESS DISTRIBUTIONS:
 From net investment income                                    $                   --     -0.59     -0.40     -0.16
 From net realized gains on investments                        $                -1.59     -0.60     -2.46     -0.89
 Total distributions                                           $                -1.59     -1.19     -2.86     -1.05
 Net asset value, end of period                                $                13.57     13.78     11.87     13.65
 TOTAL RETURN                                                  %                 9.16     28.10     10.22     26.02
 Net assets, end of period (000's)                             $               46,655    42,605    34,556    56,369
 Ratio of net investment expenses to average net assets        %                 1.24      1.35      1.48      1.72
 Ratio of net investment income to average net assets          %                -0.30      0.09      0.15      0.18
 Ratio of expenses before reimbursement and waiver to
 average net assets                                            %                 1.24      1.53      1.67        --
 Portfolio turnover rate                                       %               181.87    175.71    152.73    194.41

--------------------------------------------------------------------------------

++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

 46      ING International Growth Fund

FINANCIAL HIGHLIGHTS                                             ING GROWTH FUND
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED OCTOBER 31,
                                                                     --------------------------------------------------
                                                                      2001       2000       1999       1998       1997
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $                  22.54      16.62      17.02     14.36
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                         $                  -0.04++    -0.01+      0.01+     0.01+
 Net realized and change in unrealized gain or loss on
 investments                                                   $                   3.56       6.13       2.09      3.88
 Total from investment operations                              $                   3.52       6.12       2.10      3.89
LESS DISTRIBUTIONS:
 From net investment income                                    $                     --         --         --     -0.03
 From net realized gains on investments                        $                  -3.08      -0.20      -2.50     -1.20
 Total distributions                                           $                  -3.08      -0.20      -2.50     -1.23
 Net asset value, end of period                                $                  22.98      22.54      16.62     17.02
 TOTAL RETURN                                                  %                  16.65      37.09      14.78     28.95
 Net assets, end of period (000's)                             $                254,209    206,238    128,667    82,186
 Ratio of net investment expenses to average net assets        %                   0.87       0.94       1.00      1.17
 Ratio of net investment income to average net assets          %                  -0.09      -0.04       0.07      0.08
 Ratio of expenses before reimbursement and waiver to
 average net assets                                            %                     --         --         --        --
 Portfolio turnover rate                                       %                 182.66     142.28     170.46    141.07

--------------------------------------------------------------------------------

++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                                        ING Growth Fund       47

ING SMALL COMPANY FUND                                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED OCTOBER 31,
                                                                     ------------------------------------------------
                                                                      2001       2000       1999      1998      1997
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $                  12.46     10.43     15.55     14.67
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                         $                   0.06++    0.05+     0.09+    -0.06+
 Net realized and change in unrealized gain or loss on
 investments                                                   $                   3.72      2.08     -0.90      4.45
 Total income from investment operations                       $                   3.78      2.13     -0.81      4.39
LESS DISTRIBUTIONS:
 From net investment income                                    $                  -0.04     -0.04        --        --
 From net realized gains on investments                        $                  -0.94     -0.06     -4.31     -3.51
 Total distributions                                           $                  -0.98     -0.10     -4.31     -3.51
 Net asset value, end of period                                $                  15.26     12.46     10.43     15.55
 TOTAL RETURN                                                  %                  31.79     20.54     -7.47     37.80
 Net assets, end of period (000's)                             $                188,306    51,423    29,543    22,661
 Ratio of net investment expenses to average net assets        %                   1.10      1.23      1.32      1.58
 Ratio of net investment income to average net assets          %                   0.46      0.43      0.46     -0.42
 Ratio of expenses before reimbursement and waiver to
 average net assets                                            %                     --      1.25      1.43        --
 Portfolio turnover rate                                       %                 333.36    231.94    211.87    150.43

--------------------------------------------------------------------------------

(1) Annualized.

 ++  Per share data calculated using the SEC method.

 + Per share data calculated using weighted average number of shares outstanding throughout the period.

 48      ING Small Company Fund

FINANCIAL HIGHLIGHTS                                         ING TECHNOLOGY FUND
--------------------------------------------------------------------------------

                                                                                       PERIOD FROM
                                                                                      MARCH 1, 2000
                                                                                      (COMMENCEMENT
                                                                     YEAR ENDED     OF OPERATIONS) TO
                                                                     OCTOBER 31,       OCTOBER 31,
                                                                        2001              2000
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $                           10.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                         $                           -0.14++
 Net realized and change in unrealized gain or loss on
 investments                                                   $                           -1.28
 Total income from investment operations                       $                           -1.42
LESS DISTRIBUTIONS:
 From net investment income                                    $                              --
 From net realized gains on investments                        $                              --
 Total distributions                                           $                              --
 Net asset value, end of period                                $                            8.58
 TOTAL RETURN                                                  %                          -14.20
 Net assets, end of period (000's)                             $                           1,569
 Ratio of net investment expenses to average net assets        %                            1.50(1)
 Ratio of net investment income to average net assets          %                           -1.09(1)
 Ratio of expenses before reimbursement and waiver to
 average net assets                                            %                            2.48(1)
 Portfolio turnover rate                                       %                          124.43

--------------------------------------------------------------------------------

(1) Annualized.

 ++  Per share data calculated using the SEC method.

 + Per share data calculated using weighted average number of shares outstanding throughout the period.

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                                    ING Technology Fund       49

ING INDEX PLUS LARGE CAP FUND                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                                   PERIOD FROM
                                                                                                                DECEMBER 10, 1996
                                                                                                                  (COMMENCEMENT
                                                                             YEAR ENDED OCTOBER 31,             OF OPERATIONS) TO
                                                                    ----------------------------------------       OCTOBER 31,
                                                                     2001       2000       1999       1998            1997
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $                  17.48      13.78      12.43           10.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                        $                   0.07++     0.11+      0.13+           0.12+
 Net realized and change in unrealized gain or loss on
 investments                                                  $                   1.32       3.86       2.57            2.33
 Total income from investment operations                      $                   1.39       3.97       2.70            2.45
LESS DISTRIBUTIONS:
 From net investment income                                   $                  -0.08      -0.07      -0.13           -0.02
 From net realized gains on investments                       $                     --      -0.20      -1.22              --
 Total distributions                                          $                  -0.08      -0.27      -1.35           -0.02
 Net asset value, end of period                               $                  18.79      17.48      13.78           12.43
 TOTAL RETURN                                                 %                   7.99      29.05      23.46           24.49
 Net assets, end of period (000's)                            $                170,673    141,377     31,671          10,876
 Ratio of net investment expenses to average net assets       %                   0.66       0.70       0.70            0.70(1)
 Ratio of net investment income to average net assets         %                   0.56       0.67       0.96            1.15(1)
 Ratio of expenses before reimbursement and waiver to
 average net assets                                           %                     --       0.75       1.17            1.95(1)
 Portfolio turnover rate                                      %                 104.31      72.14     124.16           82.31

--------------------------------------------------------------------------------

(1) Annualized.

 ++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

 50      ING Index Plus Large Cap Fund

FINANCIAL HIGHLIGHTS                                 ING INDEX PLUS MID CAP FUND
--------------------------------------------------------------------------------

                                                                                                      PERIOD FROM
                                                                                                   FEBRUARY 3, 1998
                                                                                                     (COMMENCEMENT
                                                                       YEAR ENDED OCTOBER 31,      OF OPERATIONS) TO
                                                                     --------------------------       OCTOBER 31,
                                                                      2001      2000      1999           1998
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $                12.70     10.36          10.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                         $                 0.02++    0.07+          0.04+
 Net realized and change in unrealized gain or loss on
 investments                                                   $                 3.90      2.32           0.32
 Total income from investment operations                       $                 3.92      2.39           0.36
LESS DISTRIBUTIONS:
 From net investment income                                    $                -0.06     -0.05             --
 From net realized gains on investments                        $                -1.78        --             --
 Total distributions                                           $                -1.84     -0.05             --
 Net asset value, end of period                                $                14.78     12.70          10.36
 TOTAL RETURN                                                  %                35.42     23.14           3.60
 Net assets, end of period (000's)                             $                2,219     6,806          6,996
 Ratio of net investment expenses to average net assets        %                 0.75      0.75           0.75(1)
 Ratio of net investment income to average net assets          %                 0.38      0.55           0.57(1)
 Ratio of expenses before reimbursement and waiver to
 average net assets                                            %                 1.25      1.78           2.51(1)
 Portfolio turnover rate                                       %               180.24    130.93         129.87

--------------------------------------------------------------------------------

(1) Annualized.

 ++  Per share data calculated using the SEC method.

 + Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            ING Index Plus Mid Cap Fund       51

ING INDEX PLUS SMALL CAP FUND                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                     PERIOD FROM
                                                                                                  FEBRUARY 3, 1998
                                                                                                    (COMMENCEMENT
                                                                      YEAR ENDED OCTOBER 31,      OF OPERATIONS) TO
                                                                     -------------------------       OCTOBER 31,
                                                                      2001      2000     1999           1998
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $                 9.95     8.87          10.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                         $                -0.02(++)  0.02(+)        0.02(+)
 Net realized and change in unrealized gain or loss on
 investments                                                   $                 1.74     1.08          -1.15
 Total income from investment operations                       $                 1.72     1.10          -1.13
LESS DISTRIBUTIONS:
 From net investment income                                    $                -0.01    -0.02             --
 From net realized gains on investments                        $                   --       --             --
 Total distributions                                           $                -0.01    -0.02             --
 Net asset value, end of period                                $                11.66     9.95           8.87
 TOTAL RETURN                                                  %                17.35    12.46         -11.30
 Net assets, end of period (000's)                             $                4,825    5,902          5,862
 Ratio of net investment expenses to average net assets        %                 0.75     0.75           0.75(1)
 Ratio of net investment income to average net assets          %                -0.05     0.22           0.25(1)
 Ratio of expenses before reimbursement and waiver to
 average net assets                                            %                 1.52     2.03           2.63(1)
 Portfolio turnover rate                                       %               133.95    85.28         100.41

--------------------------------------------------------------------------------

(1) Annualized.

 ++  Per share data calculated using the SEC method.

 + Per share data calculated using weighted average number of shares outstanding throughout the period.

 52      ING Index Plus Small Cap Fund

FINANCIAL HIGHLIGHTS                                  ING VALUE OPPORTUNITY FUND
--------------------------------------------------------------------------------

                                                                                                         PERIOD FROM
                                                                                                      FEBRUARY 2, 1998
                                                                                                        (COMMENCEMENT
                                                                        YEAR ENDED OCTOBER 31,        OF OPERATIONS) TO
                                                                     -----------------------------       OCTOBER 31,
                                                                      2001       2000       1999            1998
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $                  13.24       9.99           10.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                         $                  -0.01++     0.03+           0.03+
 Net realized and change in unrealized gain or loss on
 investments                                                   $                   2.21       3.25           -0.04
 Total income from investment operations                       $                   2.20       3.28           -0.01
LESS DISTRIBUTIONS:
 From net investment income                                    $                  -0.04      -0.03              --
 From net realized gains on investments                        $                  -0.85         --              --
 Total distributions                                           $                  -0.89      -0.03              --
 Net asset value, end of period                                $                  14.55      13.24            9.99
 TOTAL RETURN                                                  %                  17.52      32.88           -0.10
 Net assets, end of period (000's)                             $                  3,550      5,455           4,625
 Ratio of net investment expenses to average net assets        %                   1.10       1.10            1.10(1)
 Ratio of net investment income to average net assets          %                   0.08       0.23            0.37(1)
 Ratio of expenses before reimbursement and waiver to
 average net assets                                            %                   1.62       2.52            3.41(1)
 Portfolio turnover rate                                       %                 161.57     124.83          132.45

--------------------------------------------------------------------------------

(1) Annualized.

 ++  Per share data calculated using the SEC method.

 + Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Value Opportunity Fund       53

ING BALANCED FUND                                           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED OCTOBER 31,
                                                                     ------------------------------------------------
                                                                      2001      2000      1999      1998       1997
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $                13.74     12.84      14.09      13.52
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                         $                 0.30++    0.32+      0.33+      0.33+
 Net realized and change in unrealized gain or loss on
 investments                                                   $                 0.90      1.53       1.02       2.04
 Total income from investment operations                       $                 1.20      1.85       1.35       2.37
LESS DISTRIBUTIONS:
 From net investment income                                    $                -0.30     -0.34      -0.32      -0.30
 From net realized gains on investments                        $                -0.54     -0.61      -2.28      -1.50
 Total distributions                                           $                -0.84     -0.95      -2.60      -1.80
 Net asset value, end of period                                $                14.10     13.74      12.84      14.09
 TOTAL RETURN                                                  %                 9.04     14.79      10.81      19.57
 Net assets, end of period (000's)                             $               94,149    98,717    111,887    105,813
 Ratio of net investment expenses to average net assets        %                 1.06      1.11       1.12       1.24
 Ratio of net investment income to average net assets          %                 2.24      2.38       2.54       2.43
 Portfolio turnover rate                                       %               241.99    127.46      84.55     116.69

--------------------------------------------------------------------------------

++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

 54      ING Balanced Fund

FINANCIAL HIGHLIGHTS                                  ING GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED OCTOBER 31,
                                                                     ---------------------------------------------------
                                                                      2001       2000       1999       1998       1997
------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $                  16.74      15.26      18.08      15.74
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                         $                   0.05++     0.09+      0.12+      0.15+
 Net realized and change in unrealized gain or loss on
 investments                                                   $                   0.52       3.26       0.51       5.00
 Total income from investment operations                       $                   0.57       3.35       0.63       5.15
LESS DISTRIBUTIONS:
 From net investment income                                    $                  -0.05      -0.14      -0.13      -0.21
 From net realized gains on investments                        $                  -3.00      -1.73      -3.32      -2.60
 Total distributions                                           $                  -3.05      -1.87      -3.45      -2.81
 Net asset value, end of period                                $                  14.26      16.74      15.26      18.08
 TOTAL RETURN                                                  %                   3.76      23.00       3.80      37.44
 Net assets, end of period (000's)                             $                479,823    558,913    614,493    595,969
 Ratio of net investment expenses to average net assets        %                   0.83       0.86       0.88       1.00
 Ratio of net investment income to average net assets          %                   0.33       0.56       0.71       0.93
 Portfolio turnover rate                                       %                 167.45     121.99     160.48     157.92

--------------------------------------------------------------------------------

++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                             ING Growth and Income Fund       55

ING BOND FUND                                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED OCTOBER 31,
                                                                         ----------------------------------------------
                                                                          2001      2000      1999      1998      1997
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $                 9.98     10.38     10.22     10.09
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                             $                 0.59++    0.57+     0.60+     0.62+
 Net realized and change in unrealized gain or loss on
 investments                                                       $                -0.12     -0.41      0.17      0.13
 Total income from investment operations                           $                 0.47      0.16      0.77      0.75
LESS DISTRIBUTIONS:
 From net investment income                                        $                -0.52     -0.56     -0.61     -0.62
 From net realized gains on investments                            $                   --        --        --        --
 Total distributions                                               $                -0.52     -0.56     -0.61     -0.62
 Net asset value, end of period                                    $                 9.93      9.98     10.38     10.22
 TOTAL RETURN                                                      %                 4.88      1.56      7.72      7.72
 Net assets, end of period (000's)                                 $               31,000    34,268    41,804    34,080
 Ratio of net investment expenses to average net assets            %                 0.75      0.75      0.75      0.75
 Ratio of net investment income to average net assets              %                 6.00      5.52      5.79      6.07
 Ratio of expenses before reimbursement and waiver to
 average net assets                                                %                 0.84      0.93      0.97      1.14
 Portfolio turnover rate                                           %               361.83    174.14     77.01     48.56

--------------------------------------------------------------------------------

++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

 56      ING Bond Fund

FINANCIAL HIGHLIGHTS                                         ING GOVERNMENT FUND
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED OCTOBER 31,
                                                                         ----------------------------------------------
                                                                          2001      2000      1999      1998      1997
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $                 9.86     10.29      9.99      9.80
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                             $                 0.57++    0.51+     0.53+     0.58+
 Net realized and change in unrealized gain or loss on
 investments                                                       $                -0.09     -0.45      0.30      0.21
 Total income from investment operations                           $                 0.66      0.06      0.83      0.79
LESS DISTRIBUTIONS:
 From net investment income                                        $                -0.58     -0.49     -0.53     -0.60
 From net realized gains on investments                            $                   --        --        --        --
 Total distributions                                               $                -0.58     -0.49     -0.53     -0.60
 Net asset value, end of period                                    $                 9.94      9.86     10.29      9.99
 TOTAL RETURN                                                      %                 6.92      0.58      8.54      8.39
 Net assets, end of period (000's)                                 $               11,021     9,808    13,980    10,217
 Ratio of net investment expenses to average net assets            %                 0.70      0.70      0.70      0.70
 Ratio of net investment income to average net assets              %                 5.90      5.00      5.21      5.91
 Ratio of expenses before reimbursement and waiver to
 average net assets                                                %                 0.97      1.47      1.51      1.70
 Portfolio turnover rate                                           %               138.83     30.72    181.08    147.78

--------------------------------------------------------------------------------

++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                                    ING Government Fund       57

ING AELTUS MONEY MARKET FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED OCTOBER 31,
                                                                     ---------------------------------------------------
                                                                      2001       2000       1999       1998       1997
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $                   1.00       1.00       1.00       1.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                         $                   0.06++     0.05+      0.05+      0.05+
 Net realized and change in unrealized gain or loss on
 investments                                                   $                     --         --         --         --
 Total income from investment operations                       $                   0.06       0.05       0.05       0.05
LESS DISTRIBUTIONS:
 From net investment income                                    $                  -0.06      -0.05      -0.05      -0.05
 From net realized gains on investments                        $                     --         --         --         --
 Total distributions                                           $                  -0.06      -0.05      -0.05      -0.05
 Net asset value, end of period                                $                   1.00       1.00       1.00       1.00
 TOTAL RETURN                                                  %                   5.97       4.88       5.36       5.49
 Net assets, end of period (000's)                             $                245,774    284,594    276,024    273,710
 Ratio of net investment expenses to average net assets        %                   0.59       0.50       0.48       0.37
 Ratio of net investment income to average net assets          %                   5.80       4.79       5.24       5.31
 Ratio of expenses before reimbursement and waiver to
 average net assets                                            %                   0.65       0.64       0.72       0.81
 Portfolio turnover rate                                       %                     --         --         --         --

--------------------------------------------------------------------------------

(1) Annualized.

 ++ Per share data calculated using the SEC method.

 + Per share data calculated using weighted average number of shares outstanding throughout the period.

 58      ING Aeltus Money Market Fund

FINANCIAL HIGHLIGHTS                                             ING ASCENT FUND
--------------------------------------------------------------------------------

                                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                  OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                     2001             2000             1999             1998             1997
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $                            12.14            11.14            14.48            12.57
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                    %                             0.18++           0.22+            0.24+            0.21+
 Net realized and change in unrealized
 gain or loss on investments              %                             0.82             1.27            -0.41             2.92
---------------------------------------------------------------------------------------------------------------------------------
 Total income from investment
 operations                               %                             1.00             1.49            -0.17             3.13
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 From net investment income               %                            -0.22            -0.18            -0.41            -0.25
 From net realized gains on investments   %                            -0.89            -0.31            -2.76            -0.97
---------------------------------------------------------------------------------------------------------------------------------
 Total distributions                      %                            -1.11            -0.49            -3.17            -1.22
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period           $                            12.03            12.14            11.14            14.48
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN                             %                             8.62            13.66            -1.90            26.59
 Net assets, end of period (000's)        $                           42,626           41,936           38,012           27,359
 Ratio of net investment expenses to
 average net assets                       %                             1.00             1.20             1.24             1.52
 Ratio of net investment income to
 average net assets                       %                             1.76             1.86             2.00             1.53
 Ratio of expenses before reimbursement
 and waiver to average net assets         %                             1.10             1.26             1.43             1.61
 Portfolio turnover rate                  %                           247.90           131.62           105.08           162.80

--------------------------------------------------------------------------------

++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                                        ING Ascent Fund       59

ING CROSSROADS FUND                                         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                  OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                     2001             2000             1999             1998             1997
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $                            11.76            11.08            13.29            12.16
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                    $                             0.27++           0.30+            0.31+            0.27+
 Net realized and change in unrealized
 gain or loss on investments              $                             0.55             0.83            -0.37             2.16
---------------------------------------------------------------------------------------------------------------------------------
 Total income from investment
 operations                               $                             0.82             1.13            -0.06             2.43
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 From net investment income               $                            -0.29            -0.21            -0.45            -0.30
 From net realized gains on investments   $                            -0.53            -0.24            -1.70            -1.00
---------------------------------------------------------------------------------------------------------------------------------
 Total distributions                      $                            -0.82            -0.45            -2.15            -1.30
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period           $                            11.76            11.76            11.08            13.29
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN                             %                             7.29            10.31            -0.87            21.65
 Net assets, end of period (000's)        $                           49,898           48,440           37,620           26,028
 Ratio of net investment expenses to
 average net assets                       %                             0.95             1.20             1.24             1.57
 Ratio of net investment income to
 average net assets                       %                             2.54             2.54             2.61             2.13
 Ratio of expenses before reimbursement
 and waiver to average net assets         %                             1.08             1.28             1.40             1.66
 Portfolio turnover rate                  %                           238.69           124.90           115.65           161.75

 60      ING Crossroads Fund

ING LEGACY FUND                                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                  OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                     2001             2000             1999             1998             1997
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $                            10.57            10.21            12.15            11.64
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                    %                             0.33++           0.34+            0.35+            0.32+
 Net realized and change in unrealized
 gain or loss on investments              %                             0.47             0.46            -0.07             1.41
---------------------------------------------------------------------------------------------------------------------------------
 Total income from investment
 operations                               %                             0.80             0.80             0.28             1.73
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 From net investment income               %                            -0.30            -0.22            -0.60            -0.33
 From net realized gains on investments   %                            -0.34            -0.22            -1.62            -0.89
---------------------------------------------------------------------------------------------------------------------------------
 Total distributions                      %                            -0.64            -0.44            -2.22            -1.22
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period           $                            10.73            10.57            10.21            12.15
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN                             %                             7.93             7.99             2.51            15.94
 Net assets, end of period (000's)        $                           26,494           24,107           22,352           18,313
 Ratio of net investment expenses to
 average net assets                       %                             0.90             1.20             1.24             1.63
 Ratio of net investment income to
 average net assets                       %                             3.69             3.23             3.26             2.77
 Ratio of expenses before reimbursement
 and waiver to average net assets         %                             1.19             1.45             1.67             1.75
 Portfolio turnover rate                  %                           195.01           119.85           115.12           158.71

--------------------------------------------------------------------------------

++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                                        ING Legacy Fund       61

         ING PILGRIM LOGO         PPPROS070301-070601

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditors' reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the ING Funds. The SAI is legally part of this prospectus
(it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange
Commission (SEC). Please write or call for a free copy of the current Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS LLC
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at [WWW.PILGRIMFUNDS.COM]

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Public Reference Section
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:

ING Series Fund, Inc.                811-6352
ING International Growth Fund
ING Growth Fund
ING Small Company Fund
ING Technology Fund
ING Index Plus Large Cap Fund
ING Index Plus Mid Cap Fund
ING Index Plus Small Cap Fund
ING Value Opportunity Fund
ING Bond Fund
ING Government Fund
ING Aeltus Money Market Fund
ING Ascent Fund
ING Crossroads Fund
ING Legacy Fund
ING Balanced Fund
ING Growth and Income Fund

ING DIRECT FUNDS

PROSPECTUS
CLASS O SHARES


March ___, 2001

CAPITAL APPRECIATION FUNDS
Growth Fund (Growth)
International Growth Fund (International Growth)
Small Company Fund (Small Company)
Value Opportunity Fund (Value Opportunity)
Technology Fund (Technology)


GROWTH & INCOME FUNDS
Balanced Fund (Balanced)
Growth and Income Fund (Growth and Income)


INCOME FUNDS
Bond Fund (Bond Fund)
ING DIRECT Government Fund
ING DIRECT Aeltus Money Market Fund  (Money Market)


INDEX PLUS FUNDS
Index Plus Large Cap Fund (Index Plus Large Cap)
Index Plus Mid Cap Fund (Index Plus Mid Cap)
Index Plus Small Cap Fund (Index Plus Small Cap)

GENERATION FUNDS
Ascent Fund (Ascent)
Crossroads Fund (Crossroads)
Legacy Fund (Legacy)

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Anyone who represents to the contrary has committed a criminal offense.


Each of the funds listed above is a series of Aetna Series Fund, Inc. (Company). The formal name of each fund offering Class O shares includes the word ING (e.g., ING Growth Fund).


This Prospectus is for investors purchasing or considering purchase of Class O shares of one or more of the Funds. Only certain investors are eligible to purchase Class O shares.

TABLE OF CONTENTS


THE FUNDS' INVESTMENTS                                                        3
        INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS,
        INVESTMENT PERFORMANCE                                                3


FUND EXPENSES                                                                37


OTHER CONSIDERATIONS                                                         40


MANAGEMENT OF THE FUNDS                                                      41


INVESTING IN THE FUNDS                                                       44
        OPENING AN ACCOUNT AND ELIGIBILITY FOR CLASS O SHARES                44
        HOW TO BUY SHARES                                                    44
        HOW TO SELL SHARES                                                   47
        TIMING OF REQUESTS                                                   48
        OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND SERVICES            48
        DIVIDENDS AND DISTRIBUTIONS                                          49
        TAX INFORMATION                                                      51


FINANCIAL HIGHLIGHTS                                                         52


ADDITIONAL INFORMATION                                                       57

THE FUNDS' INVESTMENTS

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS, INVESTMENT PERFORMANCE

Below is a description of each Fund's INVESTMENT OBJECTIVE, the PRINCIPAL INVESTMENT STRATEGIES employed on behalf of each Fund, and the PRINCIPAL RISKS associated with investing in each Fund.

A performance BAR CHART is provided for each Fund that has been in existence for at least one full calendar year. If a Fund has been in existence for at least two full calendar years, the bar chart shows changes in the Fund's performance from year to year. The fluctuation in returns illustrates each Fund's performance volatility. The chart is accompanied by the Fund's best and worst quarterly returns throughout the years presented in the bar chart.

A TABLE for each Fund that has been in existence for at least one full calendar year shows its average annual total return. The table also compares the Fund's performance to the performance of one or more broad-based securities market indices. Each index is a widely recognized, unmanaged index of securities. A Fund's past performance is not necessarily an indication of how it will perform in the future.

Additional information on the Funds' investment strategies and risks is included, beginning on page 30.


[ING Investments, LLC (ING)] serves as investment adviser of the Funds.

Aeltus Investment Management, Inc. (Aeltus) serves as investment sub-adviser of each Fund, except Technology.

Elijah Asset Management, LLC (EAM) serves as investment sub-adviser of Technology.


- SHARES OF THE FUNDS WILL RISE AND FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN THEM.

- THERE IS NO GUARANTEE THE FUNDS WILL ACHIEVE THEIR RESPECTIVE INVESTMENT OBJECTIVES.

- SHARES OF THE FUNDS ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED, ENDORSED OR INSURED BY ING DIRECT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

CAPITAL APPRECIATION FUNDS

ING DIRECT
GROWTH FUND
(GROWTH)

INVESTMENT OBJECTIVE Seeks GROWTH OF CAPITAL through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, Growth invests at least 65% of its total assets in common stocks and securities convertible into common stock.

In managing Growth, Aeltus:

- Emphasizes stocks of larger companies, although Growth may invest in companies of any size.


- Uses internally developed quantitative computer models to evaluate the financial characteristics (for example, earnings growth consistency, earnings momentum, and price/free flow cash ratio) of approximately 1,000 companies. Aeltus analyzes these characteristics in an attempt to identify companies it believes have strong growth characteristics or demonstrate a positive trend in earnings estimates, but whose perceived value is not reflected in the stock price.


- Focuses on companies that it believes have strong, sustainable and improving earnings growth, and established market positions in a particular industry.

PRINCIPAL RISKS The principal risks of investing in Growth are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. If a growth stock does not exhibit the consistent level of growth expected, its price may drop sharply. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

ING DIRECT
GROWTH FUND INVESTMENT PERFORMANCE



[graphic omitted]


                                         YEARS ENDED DECEMBER 31,


                        YEAR-BY-YEAR TOTAL RETURN(1)
                        1994   1995   1996    1997   1998   1999   2000  2001
                        -----------------------------------------------------
                        5.59%  34.30% 22.12%  22.75% 37.90% 35.09% -12.60%

[arrow up] BEST QUARTER:

[  ] quarter [  ], up [  ]%


[arrow down] WORST QUARTER:

[  ] quarter [  ], up [  ]%



                        AVERAGE ANNUAL TOTAL RETURNS (1)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2001)

                                                                      10 Years
                                                    5 Years         (Or Life of
                                      1 Year    (or Life of Class)   Class) (2)
--------------------------------------------------------------------------------
Class I Return Before Taxes      %    [ ]           [ ]               [ ]

Class I Return After Taxes on
Distributions                    %    [ ]           [ ]               [ ]

Class I Return After Taxes on
Distributions and Sale of Fund
Shares                           %    [ ]           [ ]               [ ]

Russell 1000 Growth Index
(reflects no deduction for
fees, expenses or taxes) (3)     %    [ ]           [ ]               [ ] (4)

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

The performance table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

    (1) The bar chart and performance table reflect the returns of the Fund's Class I shares, which shares are not offered in this prospectus. The Fund's Class I shares consist of the same portfolio of securities as Class O. Unlike Class O shares, Class I shares are offered without a 0.25% service fee and therefore will have lower annual expenses than Class O shares. As a result, Class I shares will outperform Class O shares.

    (2)  Class I commenced operations on January 4, 1994.

    (3) The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

    (4) The Russell 1000 Growth Index return is for the period beginning January 4, 1994 (inception date of Class I).

ING DIRECT
INTERNATIONAL GROWTH FUND
(INTERNATIONAL GROWTH)

INVESTMENT OBJECTIVE Seeks LONG-TERM CAPITAL GROWTH primarily through investment in common stocks principally traded in countries outside of the United States. International Growth will not target any given level of current income.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, International Growth invests at least 65% of its total assets in securities principally traded in three or more countries outside of the U.S. These securities may include common stocks as well as securities convertible into common stock.

In managing International Growth, Aeltus looks to:

- Diversify the Fund's portfolio by investing in a mix of stocks that it believes have the potential for long-term growth, as well as stocks that appear to be trading below their perceived value.

- Allocate assets among several geographic regions and individual countries, investing primarily in those areas that it believes have the greatest potential for growth as well as stable exchange rates.

- Invest primarily in established foreign securities markets, although it may invest in emerging markets as well.

- Use internally developed quantitative computer models to evaluate the financial characteristics of over 2,000 companies. Aeltus analyzes cash flows, earnings and dividends of each company, in an attempt to select companies with long-term sustainable growth characteristics.

- Employ currency hedging strategies to protect the portfolio from adverse effects on the U.S. dollar.

PRINCIPAL RISKS The principal risks of investing in International Growth are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.


Other risks of foreign investing include:

- Stocks of foreign companies tend to be less liquid and more volatile than their U.S. counterparts.

- Accounting standards and market regulations tend to be less standardized in certain foreign countries, and economic and political climates tend to be less stable.

- Stocks of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

- Investments in emerging markets are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such countries.

- Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions.

ING DIRECT
INTERNATIONAL GROWTH FUND INVESTMENT PERFORMANCE

[graphic omitted]

                              YEARS ENDED DECEMBER 31,


YEAR-BY-YEAR TOTAL RETURN(1)  1992     1993    1994    1995    1996    1997    1998   1999    2000   2001
---------------------------------------------------------------------------------------------------------
                             -10.84%  30.37%   0.04%   6.98%  23.23%  15.91%  18.34% 52.09%  -21.46%



[arrow up] BEST QUARTER:
[   ] quarter [    ], up [  ]%

[arrow down] WORST QUARTER:
[  ] quarter [     ], up [  ]%


                          AVERAGE ANNUAL TOTAL RETURNS(1)
                  (FOR THE PERIODS ENDED DECEMBER 31, 2001)

                                                                        10 Years
                                                    5 Years           (Or Life of
                                        1 Year    (or Life of Class)    Class) (2)
--------------------------------------------------------------------------------
Class I Return Before Taxes       %     [ ]           [ ]                [ ]

Class I Return After Taxes on
Distributions                     %     [ ]           [ ]                [ ]


Class I Return After Taxes on
Distributions and Sale of Fund
Shares                            %     [ ]           [ ]                [ ]

MSCI EAFE Index (reflects no
deduction for fees, expenses
or taxes) (3)                     %     [ ]           [ ]                [ ](4)

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

The performance table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

    (1) The bar chart and performance table reflect the returns of the Fund's Class I shares, which shares are not offered in this prospectus. The Fund's Class I shares consist of the same portfolio of securities as Class O. Unlike Class O shares, Class I shares are offered without a 0.25% service fee and therefore will have lower annual expenses than Class O shares. As a result, Class I shares will outperform Class O shares.

    (2)  Class I commenced operations on January 3, 1992.

    (3) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

    (4) The MSCI EAFE Index return is for the period beginning January 3, 1992 (inception date of Class I).

ING DIRECT
SMALL COMPANY FUND
(SMALL COMPANY)

INVESTMENT OBJECTIVE Seeks GROWTH OF CAPITAL primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.


PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, Small Company invests at least 80% of its net assets in common stocks and securities convertible into common stock of small-capitalization companies, defined as:


- The 2,000 smallest of the 3,000 largest U.S. companies (as measured by market capitalization).

- All companies not included above that are included in the Standard & Poor's SmallCap 600 Index or the Russell 2000 Index.

- Companies with market capitalizations lower than companies included in the first two categories.

In managing Small Company, Aeltus:

- Invests in stocks that it believes have the potential for long-term growth, as well as those that appear to be trading below their perceived value.

- Uses internally developed quantitative computer models to evaluate financial characteristics (for example, changes in earnings, earnings estimates and price momentum) of over 2,000 companies. Aeltus analyzes these characteristics in an attempt to identify companies whose perceived value is not reflected in the stock price.

- Considers the potential of each company to create or take advantage of unique product opportunities, its potential to achieve long-term sustainable growth and the quality of its management.

-  May invest, to a limited extent, in foreign stocks.

PRINCIPAL RISKS The principal risks of investing in Small Company are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks include:

- Stocks of smaller companies carry higher risks than stocks of larger companies. This is because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/or may be less liquid.

- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

- Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

ING DIRECT
SMALL COMPANY FUND INVESTMENT PERFORMANCE



[graphic omitted]
                                          YEARS ENDED DECEMBER 31,


YEAR-BY-YEAR TOTAL RETURN(1) 1994  1995    1996     1997    1998    1999   2000  2001
                             --------------------------------------------------------
                            1.30%  48.17%  13.62%  33.28%   1.27%  31.01%  7.65%



[arrow up] BEST QUARTER:
[ ] quarter [  ], up [  ]%

[arrow down] WORST QUARTER:
[  ] quarter  [  ], up  [  ]%


                        AVERAGE ANNUAL TOTAL RETURNS (1)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2001)

                                                                   10 Years
                                                   5 Years         (Or Life of
                                    1 Year    (or Life of Class)      Class) (2)
--------------------------------------------------------------------------------
Class I Return Before Taxes      %    [ ]           [ ]               [ ]

Class I Return After Taxes
on Distributions                 %    [ ]           [ ]               [ ]

Class I Return After Taxes on
Distributions and Sale of Fund
Shares                           %    [ ]           [ ]               [ ]

Russell 2000 Index (reflects
no deduction for fees,
expenses or taxes) (3)           %    [ ]           [ ]               [ ] (4)

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

The performance table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

    (1) The bar chart and performance table reflect the returns of the Fund's Class I shares, which shares are not offered in this prospectus. The Fund's Class I shares consist of the same portfolio of securities as Class O. Unlike Class O shares, Class I shares are offered without a 0.25% service fee and therefore will have lower annual expenses than Class O shares. As a result, Class I shares will outperform Class O shares.
    (2)  Class I commenced operations on January 4, 1994.
    (3) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.
    (4) The Russell 2000 Index return is for the period beginning January 4, 1994 (inception date of Class I).

ING DIRECT VALUE
OPPORTUNITY FUND
(VALUE OPPORTUNITY)

INVESTMENT OBJECTIVE Seeks GROWTH OF CAPITAL primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, Value Opportunity invests at least 65% of its total assets in common stocks and securities convertible into common stock. In managing Value Opportunity, Aeltus tends to invest in larger companies it believes are trading below their perceived value, although it may invest in companies of any size. Aeltus believes that Value Opportunity's investment objective can best be achieved by investing in companies whose stock price has been excessively discounted due to perceived problems or for other reasons. In searching for investments, Aeltus evaluates financial and other characteristics of companies, attempting to find those companies that appear to possess a catalyst for positive change, such as strong management, solid assets, or market position, rather than those companies whose stocks are simply inexpensive. Aeltus looks to sell a security when company business fundamentals deteriorate or when price objectives are reached.

PRINCIPAL RISKS The principal risks of investing in Value Opportunity are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Stocks that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value- oriented stocks tend to correlate more closely with economic cycles than growth-oriented stocks, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

ING DIRECT
VALUE OPPORTUNITY FUND INVESTMENT PERFORMANCE



[graphic omitted]

                                      YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN(1)             1999      2000   2001
                                        ----------------------
                                        19.60%     8.41%

[arrow up] BEST QUARTER:
[   ] quarter [    ], up [   ]%

[arrow down] WORST QUARTER:
[   ] quarter [    ], up [   ]%


                        AVERAGE ANNUAL TOTAL RETURNS (1)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2001)

                                                                      10 Years
                                                  5 Years            (Or Life of
                                      1 Year    (or Life of Class)     Class) (2)

--------------------------------------------------------------------------------
Class I Return Before Taxes      %    [ ]           [ ]               N/A

Class I Return After Taxes on    %    [ ]           [ ]               N/A
Distributions

Class I Return After Taxes on    %    [ ]           [ ]               N/A
Distributions and Sale of Fund
Shares

S&P 500 Index (reflects no       %    [ ]           [ ] (4)           N/A
deduction for fees, expenses
or taxes) (3)

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

The performance table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

    (1) The bar chart and performance table reflect the returns of the Fund's Class I shares, which shares are not offered in this prospectus. The Fund's Class I shares consist of the same portfolio of securities as Class O. Unlike Class O shares, Class I shares are offered without a 0.25% service fee and therefore will have lower annual expenses than Class O shares. As a result, Class I shares will outperform Class O shares.

    (2)  Class I commenced operations on February 2, 1998.

    (3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

    (4) The S&P 500 Index return is for the period beginning February 2, 1998 (inception date of Class I).

ING DIRECT
TECHNOLOGY FUND
(TECHNOLOGY)

INVESTMENT OBJECTIVE Seeks LONG-TERM CAPITAL APPRECIATION.


PRINCIPAL INVESTMENT STRATEGIES Technology invests at least 80% of its net assets in common stocks and securities convertible into common stock of companies in the information technology industry sector.


Companies in the information technology industries include companies that EAM considers to be principally engaged in the development, production, or distribution of products or services related to the processing, storage, transmission, or presentation of information or data. The following examples illustrate the wide range of products and services provided by these industries:

- Computer hardware and software of any kind, including, for example, semiconductors, minicomputers, and peripheral equipment.

-  Telecommunications products and services.

- Multimedia products and services, including, for example, goods and services used in the broadcast and media industries.

-  Data processing products and services.

- Financial services companies that collect or disseminate market, economic, and financial information.

- Internet companies and other companies engaged in, or providing products or services for e-commerce.

EAM considers a company to be principally engaged in the information technology industries if at the time of investment at least 50% of the company's assets, gross income, or net profits are committed to, or derived from, those industries. EAM will also consider a company to be principally engaged in the information technology industries if it has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in those industries.

In selecting stocks for Technology, EAM looks at a company's valuation relative to its potential long-term growth rate. EAM may look to see whether a company offers a new or improved product, service, or business operation; whether it has experienced a positive change in its financial or business condition; whether the market for its goods or services has expanded or experienced a positive change; and whether there is a potential catalyst for positive change in the company's business or stock price. Technology may sell a security if EAM determines that the company has become overvalued due to price appreciation or has experienced a change in its business fundamentals, if the company's growth rate slows substantially, or if EAM believes that another investment offers a better opportunity.

PRINCIPAL RISKS The principal risks of investing in Technology are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Further, stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Because Technology's investments are concentrated in the information technology industries, Technology may be subject to more abrupt swings in value than a fund which invests in a broader range of industries.

Investments in information technology companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of information technology investments generally.

Technology may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

ING DIRECT
TECHNOLOGY FUND                INVESTMENT PERFORMANCE


      [graphic omitted]                         YEARS ENDED DECEMBER 31,
     YEAR-BY-YEAR TOTAL RETURN(1)                     2000
                                                      -----
                                                        %

[arrow up]  BEST QUARTER:
[__] quarter [____], up ____%

[arrow down]  WORST QUARTER:
[__] quarter [____], down ____%

                        AVERAGE ANNUAL TOTAL RETURNS (1)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2001)

                                                                        10 Years
                                                    5 Years            (Or Life
                                       1 Year    (or Life of Class)     of Class)(2)
--------------------------------------------------------------------------------
Class I Return Before Taxes      %      [ ]           [ ]               N/A

Class I Return After Taxes on    %      [ ]           [ ]               N/A
Distributions

Class I Return After Taxes on    %      [ ]           [ ]               N/A
Distributions and Sale of Fund
Shares

Goldman Sachs Technology         %      [ ]           [ ] (4)           N/A
Industry Composite Index
(reflects no deduction for
fees, expenses or taxes) (3)

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

The performance table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

    (1) The bar chart and performance table reflect the returns of the Fund's Class I shares, which shares are not offered in this prospectus. The Fund's Class I shares consist of the same portfolio of securities as Class O. Unlike Class O shares, Class I shares are offered without a 0.25% service fee and therefore will have lower annual expenses than Class O shares. As a result, Class I shares will outperform Class O shares.

    (2)  Class I commenced operations on March 1, 2000.

    (3) The Goldman Sachs Technology Industry Composite Index is a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector.

    (4) The Goldman Sachs Technology Industry Composite Index return is for the period beginning March 1, 2000 (inception date of Class I).

GROWTH & INCOME FUNDS

ING DIRECT
BALANCED FUND
(BALANCED)

INVESTMENT OBJECTIVE Seeks to MAXIMIZE TOTAL RETURN with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, Balanced allocates its assets between the following asset classes:

- Equities, such as common and preferred stocks.

- Debt, such as bonds, mortgage-related and other asset-backed securities, U.S. Government securities and money market instruments.

Aeltus typically maintains approximately 60% of Balanced's total assets in equities and approximately 40% of its total assets in debt (including money market instruments), although those percentages may vary from time to time depending on Aeltus' view of the relative attractiveness of each asset class. In making asset allocation decisions, Aeltus uses current market statistics and economic indicators to attempt to forecast returns for the equity and debt sectors of the securities market. Within each asset class, Aeltus uses quantitative computer models to evaluate financial criteria in an attempt to identify those issuers whose perceived value is not reflected in their equity or debt securities. Aeltus generally does not attempt to respond to short-term swings in the market by quickly changing the characteristics of the Fund's portfolio.

In managing the EQUITY COMPONENT of Balanced, Aeltus typically emphasizes investment in stocks of larger companies, although it may invest in stocks of smaller companies and stocks of foreign issuers.


In managing the DEBT COMPONENT of Balanced, Aeltus looks to select investments with the opportunity to enhance the portfolio's yield and total return, focusing on performance over the long term. The Fund may invest up to 15% of its total assets in high-yield instruments. High-yield bonds are fixed income securities rated below BBB-by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Services, Inc. (Moody's) or, if unrated, considered by Aeltus to be of comparable quality. The Fund may also invest in foreign debt securities.


PRINCIPAL RISKS The principal risks of investing in Balanced are those generally attributable to stock and bond investing. The success of the Fund's strategy depends on Aeltus' skill in allocating Fund assets between equities and debt and in choosing investments within those categories. Because the Fund's assets are allocated between equities and fixed income securities, Balanced may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.

Risks attributable to STOCK investing include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Further, stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

The Fund's FIXED INCOME investments are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Also, economic and market conditions may cause issuers to default or go bankrupt. In either case, the price of Fund shares may fall. High-yield bonds are even more sensitive to economic and market conditions than other bonds.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce the risk may not perform as expected.

ING DIRECT
BALANCED FUND


                                                    INVESTMENT PERFORMANCE

[graphic omitted]
                                                        YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN(1)   1992   1993    1994   1995    1996    1997    1998   1999     2000  2001
-------------------------------------------------------------------------------------------------------
                               6.68%  9.73%  -1.73%  26.18%  15.34%  21.09%  16.52% 12.27%  -1.05%


[arrow up] BEST QUARTER:
[__] quarter [____], up ____%

[arrow down] WORST QUARTER:
[__] quarter [____], up ____%

                        AVERAGE ANNUAL TOTAL RETURNS (1)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2001)

                                                                       10 Years
                                                  5 Years            (Or Life of
                                       1 Year    (or Life of Class)     Class) (2)
--------------------------------------------------------------------------------
Class I Return Before Taxes      %       [ ]           [ ]               [ ]

Class I Return After Taxes on    %       [ ]           [ ]               [ ]
Distributions

Class I Return After Taxes on    %       [ ]           [ ]               [ ]
Distributions and Sale of Fund
Shares

S&P 500 Index (reflects no       %       [ ]           [ ]               [ ] (4)
deduction for fees, expenses
or taxes) (3)

Lehman Brothers Aggregate Bond   %       [ ]           [ ]               [ ] (6)
(LBAB) Index  (reflects no
deduction for fees, expenses
or taxes) (5)

Composite Index (reflects no     %       [ ]           [ ]               [ ]
deduction for fees, expenses
or taxes) (7)

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

The performance table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

    (1) The bar chart and performance table reflect the returns of the Fund's Class I shares, which shares are not offered in this prospectus. The Fund's Class I shares consist of the same portfolio of securities as Class O. Unlike Class O shares, Class I shares are offered without a 0.25% service fee and therefore will have lower annual expenses than Class O shares. As a result, Class I shares will outperform Class O shares.
    (2)  Class I commenced operations on January 3, 1992.
    (3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
    (4) The S&P 500 Index return is for the period beginning January 3, 1992 (inception date of Class I).
    (5) LBAB is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.
    (6) The LBAB Index return is for the period beginning January 3, 1992 (inception date of Class I).
    (7)  The Composite Index consists of 60% S&P 500 Index and 40% LBAB.

ING DIRECT
GROWTH AND INCOME FUND
(GROWTH AND INCOME)

INVESTMENT OBJECTIVE Seeks LONG-TERM GROWTH OF CAPITAL AND INCOME through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stock believed to offer above-average growth potential.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, Growth and Income invests at least 65% of its total assets in common stocks that Aeltus believes have significant potential for capital appreciation or income growth, or both.

In managing Growth and Income, Aeltus:

-  Emphasizes stocks of larger companies.

- Looks to invest the Fund's assets in stocks of small and medium-sized companies and stocks of foreign issuers, depending upon market conditions.

- Combines internally developed quantitative computer models with a qualitative overlay to evaluate company financial characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each class. In analyzing these characteristics, Aeltus attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.

PRINCIPAL RISKS The principal risks of investing in Growth and Income are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Although Aeltus emphasizes large cap stocks, to the extent the Fund is diversified across asset classes, it may not perform as well as less diversified funds when large cap stocks are in favor. Additionally, stocks of medium-sized and smaller companies tend to be more volatile and less liquid than stocks of larger companies.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

ING DIRECT
GROWTH AND INCOME FUND INVESTMENT PERFORMANCE

[graphic omitted]


                                     YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN(1)    1992    1993    1994    1995    1996     1997   1998   1999     2000   2001
-----------------------------------------------------------------------------------------------------------
                                7.81%   6.58%  -0.34%  31.49%  27.83%  31.51%  14.88% 17.87%  -11.40%

[arrow up] BEST QUARTER:
[  ] quarter [    ], up [   ]%

[arrow down] WORST QUARTER:
[  ] quarter [    ], up [   ]%


                        AVERAGE ANNUAL TOTAL RETURNS (1)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2001)

                                                                       10 Years
                                                   5 Years            (Or Life of
                                       1 Year   (or Life of Class)     Class) (2)
--------------------------------------------------------------------------------
Class I Return Before Taxes      %      [ ]           [ ]               [ ]

Class I Return After Taxes on    %      [ ]           [ ]               [ ]
Distributions

Class I Return After Taxes on    %      [ ]           [ ]               [ ]
Distributions and Sale of Fund
Shares

S&P 500 Index (reflects no       %      [ ]           [ ]               [ ] (4)
deduction for fees, expenses
or taxes) (3)

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

The performance table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401 (k) plans or individual retirement accounts.

    (1) The bar chart and performance table reflect the returns of the Fund's Class I shares, which shares are not offered in this prospectus. The Fund's Class I shares consist of the same portfolio of securities as will Class O. Unlike Class O shares, Class I shares are offered without a 0.25% service fee and therefore will have lower annual expenses than Class O shares. As a result, Class I shares will outperform Class O shares.

    (2)  Class I commenced operations on January 3, 1992.

    (3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

    (4) The S&P 500 Index return is for the period beginning January 3, 1992 (inception date of Class I).

INCOME FUNDS

ING DIRECT
BOND FUND
(BOND FUND)

INVESTMENT OBJECTIVE Seeks to provide AS HIGH A LEVEL OF TOTAL RETURN AS IS CONSISTENT WITH REASONABLE RISK, primarily through investment in a diversified portfolio of investment-grade corporate bonds, and debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, Bond Fund invests at least 80% of its net assets in:

-  High-grade corporate bonds,

-  Mortgage-related and other asset-backed securities, and

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

High-grade securities are rated at least A by S&P or Moody's, or if unrated, considered by Aeltus to be of comparable quality. The Fund may also invest up to 15% of its total assets in high-yield instruments, and up to 25% of its total assets in foreign debt securities. The Fund may invest in zero coupon securities.


In managing Bond Fund, Aeltus:

- Looks to construct an intermediate-term (generally consisting of securities with an average maturity of between 5-10 years), high-quality portfolio by selecting investments with the opportunity to enhance the portfolio's overall total return and yield, while managing volatility.

- Uses quantitative computer models to identify issuers whose perceived value is not reflected in their security prices.

PRINCIPAL RISKS The principal risks of investing in Bond Fund are those generally attributable to debt investing, including increases in interest rates and loss of principal. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates.

For all bonds there is a risk that the issuer will default. High-yield bonds generally are more susceptible to the risk of default than higher rated bonds. The risks associated with high-yield bonds also apply to zero coupon securities.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

ING DIRECT
BOND FUND INVESTMENT PERFORMANCE

[graphic omitted]

                                                     YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN(1)    1992    1993    1994    1995    1996   1997    1998   1999   2000  2001
-------------------------------------------------------------------------------------------------------
                                7.22%  10.22%  -3.26%  17.03%   3.39%  7.91%   8.45% -0.86%  9.58%

[arrow up] BEST QUARTER:
second quarter 1995, up 5.78%

[arrow down] WORST QUARTER:
first quarter 1994, down 2.39%


                        AVERAGE ANNUAL TOTAL RETURNS (1)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2001)

                                                                        10 Years
                                                       5 Years         (Or Life of
                                         1 Year   (or Life of Class)     Class) (2)
----------------------------------------------------------------------------------
Class I Return Before Taxes      %        [ ]           [ ]               [ ]

Class I Return After Taxes on    %        [ ]           [ ]               [ ]
Distributions

Class I Return After Taxes on    %        [ ]           [ ]               [ ]
Distributions and Sale of Fund
Shares

LBAB Index (reflects no          %        [ ]           [ ]               [ ](4)
deduction for fees, expenses
or taxes) (3)

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

The performance table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401 (k) plans or individual retirement accounts.

    (1) The bar chart and performance table reflect the returns of the Fund's Class I shares, which shares are not offered in this prospectus. The Fund's Class I shares consist of the same portfolio of securities as will Class O. Unlike Class O shares, Class I shares are offered without a 0.25% service fee and therefore will have lower annual expenses than Class O shares. As a result, Class I shares will outperform Class O shares.

    (2)  Class I commenced operations on January 3, 1992.

    (3) The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.

    (4) The LBAB Index return is for the period beginning January 3, 1992 (inception date of Class I).

ING DIRECT
GOVERNMENT FUND

INVESTMENT OBJECTIVE Seeks to provide INCOME CONSISTENT WITH THE PRESERVATION OF CAPITAL through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, ING DIRECT Government Fund invests at least 65% of its total assets in U.S. Government securities. U.S. Government securities include securities issued by the U.S. Treasury, individual government agencies and certain organizations created through federal legislation. Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government, the strongest form of credit backing in the U.S. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. Government agency or organization and are not direct obligations of the U.S. Government.

In managing ING DIRECT Government Fund, Aeltus:

- Looks to construct an intermediate-term, high-quality portfolio by selecting investments with the potential to enhance the portfolio's overall yield and total return.

- Uses quantitative computer models to identify attractive investments within the U.S. Government securities markets. As a result, ING DIRECT Government Fund may, at times, emphasize one type of U.S. Government security rather than another.

PRINCIPAL RISKS The principal risks of investing in ING DIRECT Government Fund are those generally attributable to bond investing, including increases in interest rates. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates.

In addition to being sensitive to changes in interest rates, the prices of mortgage-related securities also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

ING DIRECT
GOVERNMENT FUND INVESTMENT PERFORMANCE


[graphic omitted]
                                              YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN(1)

                           1994   1995   1996   1997   1998    1999   2000    2001
                         -------------------------------------------------------
                         -1.89%  16.00%  2.29%  9.32%  7.72%  -0.38%  10.52%

[arrow up] BEST QUARTER:
[  ] quarter [   ], up [  ]%

[arrow down] WORST QUARTER:
[  ] quarter [   ], up [  ]%



                        AVERAGE ANNUAL TOTAL RETURNS (1)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2001)

                                                                        10 Years
                                                       5 Years         (Or Life of
                                         1 Year   (or Life of Class)     Class) (2)
----------------------------------------------------------------------------------
Class I Return Before Taxes      %        [ ]           [ ]               [ ]

Class I Return After Taxes on    %        [ ]           [ ]               [ ]
Distributions

Class I Return After Taxes on    %        [ ]           [ ]               [ ]
Distributions and Sale of Fund
Shares

Lehman Brothers Intermediate     %        [ ]           [ ]               [ ] (4)
Government Bond Index
(reflects no deduction for
fees, expenses or taxes) (3)

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

The performance table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

    (1) The bar chart and performance table reflect the returns of the Fund's Class I shares, which shares are not offered in this prospectus. The Fund's Class I shares consist of the same portfolio of securities as Class O. Unlike Class O shares, Class I shares are offered without a 0.25% service fee and therefore will have lower annual expenses than Class O shares. As a result, Class I shares will outperform Class O shares.

    (2)  Class I commenced operations on January 4, 1994.

    (3) The Lehman Brothers Intermediate Government Bond Index, an unmanaged index, includes those bonds found in the Lehman Brothers Government Bond Index that have a maturity of one to 9.99 years.

    (4) The Lehman Brothers Intermediate Government Bond Index return is for the period beginning January 4, 1994 (inception date of Class I).

ING DIRECT
AELTUS MONEY MARKET FUND
(MONEY MARKET)


INVESTMENT OBJECTIVE Seeks to provide HIGH CURRENT RETURN, CONSISTENT WITH PRESERVATION OF CAPITAL AND LIQUIDITY, through investment in high-quality money market instruments.


PRINCIPAL INVESTMENT STRATEGIES Money Market invests in a diversified portfolio of high-quality fixed income securities denominated in U.S. dollars, with short remaining maturities. These securities include U.S. Government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. Government agencies), corporate debt securities, commercial paper, asset-backed securities, mortgage-related securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by Aeltus to be of comparable quality. Aeltus seeks to maintain a dollar-weighted average portfolio maturity of 90 days or less.


PRINCIPAL RISKS Although Money Market seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in Money Market. An investment in Money Market is not insured or guaranteed by the FDIC or any other government agency. A weak economy, strong equity markets and changes by the Federal Reserve in its monetary policies all could affect short-term interest rates and, therefore, the value and yield of Money Market's shares. Risks also include adverse changes in the actual or perceived creditworthiness of issuers and adverse changes in the economic or political environment.

ING DIRECT
AELTUS MONEY MARKET FUND INVESTMENT PERFORMANCE

[graphic omitted]


                                                 YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN(1)  1992   1993   1994   1995    1996    1997   1998   1999    2000   2001
----------------------------------------------------------------------------------------------------
                              4.04%  3.29%  4.29%  5.99%   5.41%   5.45%  5.32%  4.98%   6.07%

[arrow up] BEST QUARTER:
[  ] quarter [  ], up [   ]%

[arrow down] WORST QUARTER:
[  ] quarter [  ], up [   ]%

                          AVERAGE ANNUAL TOTAL RETURNS
                  (FOR THE PERIODS ENDED DECEMBER 31, 2001) (1)


                                                                        10 Years
                                                  5 Years             (Or Life of
                                      1 Year    (or Life of Class)      Class) (2)
--------------------------------------------------------------------------------
Class I Return                   %    [ ]           [ ]                  [ ]

Money Fund Report Averages(TM)/  %    [ ]           [ ]                  [ ] (4)
All Taxable Index (reflects no
deduction for fees, expenses
or taxes) (3)

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

    (1) The bar chart and performance table reflect the returns of the Fund's Class I shares, which shares are not offered in this prospectus. The Fund's Class I shares consist of the same portfolio of securities as will Class O. Unlike Class O shares, Class I shares are offered without a 0.25% service fee and therefore will have lower annual expenses than Class O shares. As a result, Class I shares will outperform Class O shares.
    (2)  Class I commenced operations on January 3, 1992.
    (3) The Money Fund Report Averages(TM) / All Taxable Index (formerly IBC Money Fund Average/All Taxable Index) is an average of the returns of more than 250 money market mutual funds surveyed each month by iMoneyNet, Inc.
    (4) The Money Fund Report Averages(TM) / All Taxable Index return is for the period beginning January 3, 1992 (inception date of Class I).


To obtain current yield information, please contact 1-800-[992-0180].

INDEX PLUS FUNDS

ING DIRECT
INDEX PLUS LARGE CAP FUND
(INDEX PLUS LARGE CAP)


INVESTMENT OBJECTIVE Seeks to OUTPERFORM THE TOTAL RETURN PERFORMANCE OF THE STANDARD & POOR'S 500 COMPOSITE INDEX (S&P 500), while maintaining a market level of risk.


Principal Investment Strategies Index Plus Large Cap invests at least 80% of its net assets in stocks included in the S&P 500. The S&P 500 is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation.


In managing Index Plus Large Cap, Aeltus attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, Aeltus generally includes in Index Plus Large Cap between 400 and 450 of the stocks included in the S&P 500. Although the Fund will not hold all the stocks in the S&P 500, Aeltus expects that there will be a close correlation between the performance of Index Plus Large Cap and that of the S&P 500 in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 500.


PRINCIPAL RISKS The principal risks of investing in Index Plus Large Cap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

ING DIRECT
INDEX PLUS LARGE CAP FUND INVESTMENT PERFORMANCE



[graphic omitted]
                                           YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN(1)           1997     1998    1999     2000   2001
                                      --------------------------------------
                                       33.93%  32.50%   24.51%  -9.46%


[arrow up] BEST QUARTER:
[   ] quarter [   ], up [  ]%

[arrow down] WORST QUARTER:
[   ] quarter [   ], up [  ]%


                          AVERAGE ANNUAL TOTAL RETURNS
                  (FOR THE PERIODS ENDED DECEMBER 31, 2001) (1)

                                                                       10 Years
                                                  5 Years            (Or Life of
                                        1 Year  (or Life of Class)      Class) (2)
--------------------------------------------------------------------------------
Class I Return Before Taxes      %       [ ]           [ ]               N/A

Class I Return After Taxes on    %       [ ]           [ ]               N/A
Distributions

Class I Return After Taxes on    %       [ ]           [ ]               N/A
Distributions and Sale of Fund
Shares

S&P 500 Index (reflects no       %       [ ]           [ ] (4)           N/A
deduction for fees, expenses
or taxes) (3)

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

The performance table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401 (k) plans or individual retirement accounts.

    (1) The bar chart and performance table reflect the returns of the Fund's Class I shares, which shares are not offered in this prospectus. The Fund's Class I shares consist of the same portfolio of securities as will Class O. Unlike Class O shares, Class I shares are offered without a 0.25% service fee and therefore will have lower annual expenses than Class O shares. As a result, Class I shares will outperform Class O shares.
    (2)  Class I commenced operations on December 10, 1996.
    (3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
    (4) The S&P 500 Index return is for the period beginning December 10, 1996 (inception date of Class I).

ING DIRECT
INDEX PLUS MID CAP FUND
(INDEX PLUS MID CAP)

INVESTMENT OBJECTIVE Seeks to OUTPERFORM THE TOTAL RETURN PERFORMANCE OF THE STANDARD & POOR'S MIDCAP 400 INDEX (S&P 400), while maintaining a market level of risk.

PRINCIPAL INVESTMENT STRATEGIES Index Plus Mid Cap invests at least 80% of its net assets in stocks included in the S&P 400. The S&P 400 is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing Index Plus Mid Cap, Aeltus attempts to achieve the Fund's objective by overweighting those stocks in the S&P 400 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P 400, Aeltus expects that there will be a close correlation between the performance of Index Plus Mid Cap and that of the S&P 400 in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 400.

PRINCIPAL RISKS The principal risks of investing in Index Plus Mid Cap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. In addition, stocks of medium sized companies tend to be more volatile and less liquid than stocks of larger companies.

The success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

ING DIRECT
INDEX PLUS MID CAP FUND INVESTMENT PERFORMANCE



[graphic omitted]
                                     YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN(1)          1999     2000    2001
                                      ------------------------
                                      15.61%   19.98%

[arrow up] BEST QUARTER:
[   ] quarter [   ], up [   ]%

[arrow down] WORST QUARTER:
[   ] quarter [   ], up [   ]%


                          AVERAGE ANNUAL TOTAL RETURNS
                  (FOR THE PERIODS ENDED DECEMBER 31, 2001) (1)


                                                                         10 Years
                                                     5 Years            (Or Life of
                                       1 Year     (or Life of Class)     Class) (2)
Class I Return Before Taxes (2)  %      [ ]           [ ]                 N/A

Class I Return After Taxes on    %      [ ]           [ ]                 N/A
Distributions (2)

Class I Return After Taxes on    %      [ ]           [ ]                 N/A
Distributions and Sale of Fund
Shares (2)

S&P MidCap 400 Index (reflects   %      [ ]           [ ] (4)             N/A
no deduction for fees,
expenses or taxes) (3)

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

The performance table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401 (k) plans or individual retirement accounts.


    (1) The bar chart and performance table reflect the returns of the Fund's Class I shares, which shares are not offered in this prospectus. The Fund's Class I shares consist of the same portfolio of securities as will Class O. Unlike Class O shares, Class I shares are offered without a 0.25% service fee and therefore will have lower annual expenses than Class O shares. As a result, Class I shares will outperform Class O shares.

    (2)  Class I commenced operations on February 3, 1998.

    (3) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

    (4) The S&P MidCap 400 Index return is for the period beginning February 3, 1998 (inception date of Class I).

ING DIRECT
INDEX PLUS SMALL CAP FUND
(INDEX PLUS SMALL CAP)

INVESTMENT OBJECTIVE Seeks to OUTPERFORM THE TOTAL RETURN PERFORMANCE OF THE STANDARD & POOR'S SMALLCAP 600 INDEX (S&P 600), while maintaining a market level of risk.

PRINCIPAL INVESTMENT STRATEGIES Index Plus Small Cap invests at least 80% of its net assets in stocks included in the S&P 600. The S&P 600 is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing Index Plus Small Cap, Aeltus attempts to achieve the Fund's objective by overweighting those stocks in the S&P 600 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P 600, Aeltus expects that there will be a close correlation between the performance of Index Plus Small Cap and that of the S&P 600 in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 600.

PRINCIPAL RISKS The principal risks of investing in Index Plus Small Cap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks include:

- Stocks of smaller companies carry higher risks than stocks of larger companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.

- When selling of a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Finally, the success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

INDEX PLUS SMALL CAP FUND INVESTMENT PERFORMANCE



[graphic omitted]
                                      YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN(1)          1999    2000     2001
                                      ----------------------
                                      10.28%  7.83%



[arrow up] BEST QUARTER:
[    ] quarter [   ], up [   ]%

[arrow down] WORST QUARTER:
[    ] quarter [   ], up [   ]%


                          AVERAGE ANNUAL TOTAL RETURNS
                  (FOR THE PERIODS ENDED DECEMBER 31, 2001) (1)


                                                                         10 Years
                                                       5 Years          (Or Life of
                                         1 Year    (or Life of Class)     Class) (2)
--------------------------------------------------------------------------------
Class I Return Before Taxes      %          [ ]           [ ]               N/A

Class I Return After Taxes on    %          [ ]           [ ]               N/A
Distributions

Class I Return After Taxes on    %          [ ]           [ ]               N/A
Distributions and Sale of Fund
Shares

S&P SmallCap 600 Index           %          [ ]           [ ] (4)           N/A
(reflects no deduction for
fees, expenses or taxes) (3)

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

The performance table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401 (k) plans or individual retirement accounts.

    (1) The bar chart and performance table reflect the returns of the Fund's Class I shares, which shares are not offered in this prospectus. The Fund's Class I shares consist of the same portfolio of securities as will Class O. Unlike Class O shares, Class I shares are offered without a 0.25% service fee and therefore will have lower annual expenses than Class O shares. As a result, Class I shares will outperform Class O shares.

    (2)  Class I commenced operations on February 3, 1998.

    (3) The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $903 million.

    (4) The S&P SmallCap 600 Index return is for the period beginning February 3, 1998 (inception date of Class I).

GENERATION FUNDS

ING DIRECT
ASCENT FUND (ASCENT)

ING DIRECT
CROSSROADS FUND (CROSSROADS)

ING DIRECT
LEGACY FUND (LEGACY)

INVESTMENT OBJECTIVES ASCENT SEEKS TO PROVIDE CAPITAL APPRECIATION.

CROSSROADS seeks to provide TOTAL RETURN (i.e., income and capital appreciation, both realized and unrealized).

LEGACY SEEKS TO PROVIDE TOTAL RETURN CONSISTENT WITH PRESERVATION OF CAPITAL.

PRINCIPAL INVESTMENT STRATEGIES Ascent, Crossroads and Legacy are asset allocation funds that have been designed for investors with different investment goals:

- Ascent is managed for investors seeking capital appreciation who generally have an INVESTMENT HORIZON EXCEEDING 15 YEARS AND WHO HAVE A HIGH LEVEL OF RISK TOLERANCE.
- Crossroads is managed for investors seeking a balance between income and capital appreciation who generally have an INVESTMENT HORIZON EXCEEDING 10 YEARS AND WHO HAVE A MODERATE LEVEL OF RISK TOLERANCE.
- Legacy is managed for investors primarily seeking total return consistent with capital preservation who generally have an INVESTMENT HORIZON EXCEEDING 5 YEARS AND WHO HAVE A LOW LEVEL OF RISK TOLERANCE.


Under normal market conditions, Aeltus allocates the assets of each Generation Fund, in varying degrees, among several classes of equities, fixed-income securities (including up to 15% of the total value of each Fund's assets in high-yield instruments) and money market instruments. To remain consistent with each Generation Fund's investment objective and intended level of risk tolerance, Aeltus has instituted both a BENCHMARK PERCENTAGE ALLOCATION and a FUND LEVEL RANGE ALLOCATION for each asset class. The benchmark percentage for each asset class assumes neutral market and economic conditions. The Fund level range allows Aeltus to vary the weightings of each asset class in each Fund to take advantage of opportunities as market and economic conditions change.


The Generation Funds' benchmarks and ranges are described on the following page. The asset allocation limits apply at the time of purchase of a particular security.

Each Generation Fund's asset allocation may vary from the benchmark allocation (within the permissible range) based on Aeltus' ongoing evaluation of the expected returns and risks of each asset class relative to other classes. Aeltus may vary each Generation Fund's asset allocation within a given asset class to the full extent of the permissible range. Among the criteria Aeltus evaluates to determine allocations are economic and market conditions, including changes in circumstances with respect to particular asset classes, geographic regions, industries or issuers and interest rate movements. In selecting individual portfolio securities, Aeltus considers such factors as:

- Expected dividend yields and growth rates

- Bond yields

- Current relative value compared to historic averages

PRINCIPAL RISKS THE SUCCESS OF EACH GENERATION FUND'S STRATEGY DEPENDS SIGNIFICANTLY ON AELTUS' SKILL IN CHOOSING INVESTMENTS AND IN ALLOCATING ASSETS AMONG THE DIFFERENT INVESTMENT CLASSES.

In addition, each asset type has risks that are somewhat unique, as described below. The performance of each Generation Fund will be affected by these risks to a greater or lesser extent depending on the size of the allocation. The principal risks of investing in each Generation Fund are those generally attributable to stock and bond investing.

For stock investments, those risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies, and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

The risks associated with real estate securities include periodic declines in the value of real estate generally, and declines in the rents and other income generated by real estate caused by such factors as periodic over-building.

For bonds, generally, when interest rates rise, bond prices fall. Also, economic and market conditions may cause issuers to default or go bankrupt. The value of high-yield bonds is evenmore sensitive to economic and market conditions than other bonds.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

ASSET CLASS

                                  ASCENT        CROSSROADS(1) LEGACY(2)     COMPARATIVE INDEX
----------------------------------------------------------------------------------------------------------
EQUITIES
----------------------------------------------------------------------------------------------------------
LARGE CAPITALIZATION  STOCKS
Range                             0-70%         0-50%         0-30%         S&P 500 Index
Benchmark                           35%           25%           15%

SMALL-/MID-CAPITALIZATION STOCKS
Range                             0-40%         0-30%         0-20%         Russell 2500 Index
Benchmark                           20%           15%           10%

INTERNATIONAL STOCKS                                                        Morgan Stanley Capital
Range                             0-40%         0-30%         0-20%         International Europe,
Benchmark                           20%           15%           10%         Australia and Far East Index

REAL ESTATE STOCKS                                                          National Association of
Range                             0-10%         0-10%         0-10%         Real Estate Investment Trusts
Benchmark                            5%            5%            5%         Equity Index

----------------------------------------------------------------------------------------------------------
FIXED INCOME
----------------------------------------------------------------------------------------------------------
U.S. DOLLAR BONDS
Range                             0-30%         0-60%         0-90%         Salomon Brothers Broad
Benchmark                           15%           30%           45%         Investment Grade Index

INTERNATIONAL BONDS
Range                             0-10%         0-10%         0-10%         Salomon Brothers Non-U.S.
Benchmark                            5%            5%            5%         World Government Bond Index

----------------------------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS
----------------------------------------------------------------------------------------------------------
Range                             0-30%         0-30%         0-30%         91-Day U.S. Treasury Bill Rate
Benchmark                            0%            5%           10%


(1) Crossroads will invest no more than 60% of its assets in any combination of the following asset classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed income securities.

(2) Legacy will invest no more than 35% of its assets in any combination of the following asset classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed income securities.

ING DIRECT

ASCENT FUND INVESTMENT PERFORMANCE

         [graphic omitted]

                                                  YEARS ENDED DECEMBER 31,

         YEAR-BY-YEAR TOTAL RETURN(1)  1995   1996    1997    1998   1999   2000   2001
                                      -------------------------------------------------
                                      23.62%  23.17%  19.38%  4.54%  14.82% -2.33%


[arrow up] BEST QUARTER:
[        ] quarter [       ], up [       ]%

[arrow down] WORST QUARTER:
[        ] quarter [       ], up [       ]%


                          AVERAGE ANNUAL TOTAL RETURNS
                  (FOR THE PERIODS ENDED DECEMBER 31, 2001) (1)

AVERAGE ANNUAL TOTAL RETURNS (1)

                                                                           5 Years                   10 Years
                                                       1 Year        (or Life of Class)       (Or Life of Class) (2)
                                                       ------        ------------------       ----------------------
Class I Return Before Taxes                      %      [ ]                  [ ]                       [ ]
Class I Return After Taxes on Distributions      %      [ ]                  [ ]                       [ ]
Class I Return After Taxes on Distributions      %      [ ]                  [ ]                       [ ]
and Sale of Fund Shares
Russell 3000 Growth Index (reflects no           %      [ ]                  [ ]                       [ ] (4)
deduction for fees, expenses or taxes) (3)
Ascent Composite (reflects no deduction for      %      [ ]                  [ ]                       [ ] (6)
fees, expenses or taxes) (5)

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

The performance table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401 (k) plans or individual retirement accounts.

         (1) The bar chart and performance table reflect the returns of the Fund's Class I shares, which shares are not offered in this prospectus. The Fund's Class I shares consist of the same portfolio of securities as will Class O. Unlike Class O shares, Class I shares are offered without a 0.25% service fee and therefore will have lower annual expenses than Class O shares. As a result, Class I shares will outperform Class O shares.

         (2)      Class I commenced operations on January 4, 1995.

         (3) The Russell 3000 Growth Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

         (4) The Russell 3000 Growth Index return is for the period beginning January 20, 1997 (inception date of Class I).

         (5) The Ascent Composite is comprised of the seven stock and bond indices listed below in weights that correspond to the particular benchmark weights for the Fund. However, the Composite performance information for Ascent prior to March 1, 2000 is based on benchmark weights that were in effect at that time. Only the following asset class benchmarks were changed as of March 1, 2000. The benchmarks for large capitalization stocks, real estate stocks, U.S. Dollar bonds and international bonds were 20%, 20%, 10% and 10%, respectively.

         (6) The Ascent Composite return is for the period beginning January 4, 1995 (inception date of Class I).

ING DIRECT

CROSSROADS FUND INVESTMENT PERFORMANCE

         [graphic omitted]

                                                  YEARS ENDED DECEMBER 31,

         YEAR-BY-YEAR TOTAL RETURN(1)  1995   1996    1997    1998   1999    2000  2001
                                      -------------------------------------------------
                                      21.05%  18.59%  16.95%  4.11%  10.40% -0.75%

[arrow up] BEST QUARTER:
[        ] quarter [       ], up [       ]%

[arrow down] WORST QUARTER:
[        ] quarter [       ], up [       ]%

                          AVERAGE ANNUAL TOTAL RETURNS
                  (FOR THE PERIODS ENDED DECEMBER 31, 2001) (1)

                                                                           5 Years                   10 Years
                                                       1 Year        (or Life of Class)       (Or Life of Class) (2)
                                                       ------        ------------------       ----------------------
Class I Return Before Taxes                      %      [ ]                  [ ]                       [ ]
Class I Return After Taxes on Distributions      %      [ ]                  [ ]                       [ ]
Class I Return After Taxes on Distributions      %      [ ]                  [ ]                       [ ]
and Sale of Fund Shares
Russell 3000 Growth Index (reflects no           %      [ ]                  [ ]                       [ ] (4)
deduction for fees, expenses or taxes) (3)
Crossroads Composite (reflects no deduction      %      [ ]                  [ ]                       [ ] (6)
for fees, expenses or taxes) (5)

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

The performance table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401 (k) plans or individual retirement accounts.

         (1) The bar chart and performance table reflect the returns of the Fund's Class I shares, which shares are not offered in this prospectus. The Fund's Class I shares consist of the same portfolio of securities as will Class O. Unlike Class O shares, Class I shares are offered without a 0.25% service fee and therefore will have lower annual expenses than Class O shares. As a result, Class I shares will outperform Class O shares.

         (2)      Class I commenced operations on January 4, 1995.

         (3) The Russell 3000 Growth Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

         (4) The Russell 3000 Growth Index return is for the period beginning January 4, 1995 (inception date of Class I).

         (5) The Crossroads Composite is comprised of the seven stock and bond indices listed below in weights that correspond to the particular benchmark weights for the Fund. However, the Composite performance information for Ascent prior to March 1, 2000 is based on benchmark weights that were in effect at that time. Only the following asset class benchmarks were changed as of March 1, 2000. The benchmarks for large capitalization stocks, real estate stocks, U.S. Dollar bonds and international bonds were 15%, 15%, 25% and 10%, respectively.

         (6) The Crossroads Composite return is for the period beginning January 4, 1995 (inception date of Class I).

ING DIRECT

LEGACY FUND INVESTMENT PERFORMANCE

         [graphic omitted]

                                                   YEARS ENDED DECEMBER 31,

         YEAR-BY-YEAR TOTAL RETURN(1) 1995   1996   1997    1998   1999    2000   2001
                                      ------------------------------------------------
                                      18.90%  14.41% 12.52%  6.28%  7.46%  3.74%


[arrow up] BEST QUARTER:
[        ] quarter [       ], up [       ]%

[arrow down] WORST QUARTER:
[        ] quarter [       ], up [       ]%

                          AVERAGE ANNUAL TOTAL RETURNS
                  (FOR THE PERIODS ENDED DECEMBER 31, 2001) (1)


                                                                           5 Years                   10 Years
                                                       1 Year        (or Life of Class)       (Or Life of Class) (2)
Class I Return Before Taxes                      %      [ ]                  [ ]                       [ ]
Class I Return After Taxes on Distributions      %      [ ]                  [ ]                       [ ]
Class IA Return After Taxes on Distributions     %      [ ]                  [ ]                       [ ]
and Sale of Fund Shares
Saly BIG Index (reflects no deduction for        %      [ ]                  [ ]                       [ ] (4)
fees, expenses or taxes) (3)
Legacy Composite (reflects no deduction for      %      [ ]                  [ ]                       [ ] (6)
fees, expenses or taxes) (5)

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

The performance table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

         (1) The bar chart and performance table reflect the returns of the Fund's Class I shares, which shares are not offered in this prospectus. The Fund's Class I shares consist of the same portfolio of securities as will Class O. Unlike Class O shares, Class I shares are offered without a 0.25% service fee and therefore will have lower annual expenses than Class O shares. As a result, Class I shares will outperform Class O shares.

         (2)      Class I commenced operations on January 4, 1995.

         (3) The Saly BIG Index is a market-weighted index that contains approximately 4,700 individually priced investment-grade bonds. The index includes U.S. Treasury/agency issues, mortgage passthrough securities, and corporate issues.

         (4) The Saly BIG Index return is for the period beginning January 4, 1995 (inception date of Class I).

         (5) The Legacy Composite is comprised of the seven stock and bond indices listed below in weights that correspond to the particular benchmark weights for the Fund. However, the Composite performance information for Legacy prior to March 1, 2000 is based on benchmark weights that were in effect at that time. Only the following asset class benchmarks were changed as of March 1, 2000. The benchmarks for large capitalization stocks, real estate stocks, U.S. Dollar bonds and international bonds were 10%, 10%, 40% and 10%, respectively.

         (6) The Legacy Composite return is for the period beginning January 4, 1995 (inception date of Class I).

ASSET CLASS             BENCHMARK INDEX
--------------------------------------------------------------------------------
Large Cap Stocks        The Standard & Poor's 500 Index is a value-weighted,
                        unmanaged index of 500 widely held stocks and is
                        considered to be representative of the stock market in
                        general.


Small-/Mid-Cap Stocks   The Russell 2500 Index consists of the smallest 500
                        securities in the Russell 1000 Index and all 2,000
                        securities in the Russell 2000 Index. Each of these
                        indices is unmanaged.

International Stocks    The Morgan Stanley Capital International-Europe,
                        Australia, Far East Index is a market value-weighted
                        average of the performance of more than 900 securities
                        listed on the stock exchange of countries in Europe,
                        Australia and the Far East.

Real Estate Stocks      The National Association of Real Estate Investment
                        Trusts Equity Index is a market-weighted total return of
                        all tax-qualified real estate investment trusts listed
                        on the New York Stock Exchange, American Stock Exchange
                        and the NASDAQ National Market System.

U.S. Dollar Bonds       Salomon Brothers Broad Investment-Grade Bond Index is an
                        unmanaged, market-weighted index that contains
                        approximately 4,700 individually priced investment-grade
                        bonds rated BBB or better. The index includes U.S.
                        Treasury/Agency issues, mortgage pass-through securities
                        and corporate issues.

International Bonds     The Salomon Brothers Non-U.S. World Government Bond
                        Index serves as an unmanaged benchmark to evaluate the
                        performance of government bonds with a maturity of one
                        year or greater in the following 12 countries: Japan,
                        United Kingdom, Germany, France, Canada, the
                        Netherlands, Australia, Denmark, Italy, Belgium, Spain
                        and Sweden.

Cash Equivalents        Three-month Treasury bills are government-backed
                        short-term investments considered to be risk-free, and
                        equivalent to cash because their maturity is only three
                        months.

FUND EXPENSES

The following tables describe Fund expenses. Annual Fund Operating Expenses are deducted from Fund assets every year, and are thus paid indirectly by all shareholders.

CLASS O SHAREHOLDER FEES

There are no sales charges deducted on initial purchases of Class O shares, no deferred sales charges applied on redemptions, no sales charges applied to dividend reinvestments, and no exchange fees. Each fund has adopted a Shareholder Services Plan that allows payment of a service fee. The service fee is used primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts. Because the fees are paid out on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                 CLASS O SHARES
                         ANNUAL FUND OPERATING EXPENSES
                  (as a percentage of average daily net assets)


                                         Service                         Total       Fee Waiver/
                          Management     (12b-1)                       Operating       Expense              Net
                             Fee          Fees     Other Expenses(1)    Expenses     Reimbursement       Expenses
--------------------------------------------------------------------------------------------------------------
Growth                      0.70%         0.25%          0.17%           1.12%           0.00%             1.12%
International Growth (2)    0.85%         0.25%          0.39%           1.49%           0.00%             1.49%
Small Company(2)            0.85%         0.25%          0.25%           1.35%           0.00%             1.35%
Value Opportunity(3)        0.70%         0.25%          0.92%           1.87%           0.52%             1.35%
Technology(3)               1.05%         0.25%          1.43%           2.73%           0.98%             1.75%

--------------------------------------------------------------------------------------------------------------
Balanced                    0.80%         0.25%          0.26%           1.31%           0.00%             1.31%
Growth and Income           0.67%         0.25%          0.16%           1.08%           0.00%             1.08%

--------------------------------------------------------------------------------------------------------------
Bond Fund(3)                0.50%         0.25%          0.34%           1.09%           0.09%             1.00%
ING DIRECT Government
  Fund(3)                   0.50%         0.25%          0.47%           1.22%           0.27%             0.95%
Money Market                0.40%         0.25%          0.25%           0.90%           0.00%             0.90%

--------------------------------------------------------------------------------------------------------------
Index Plus Large Cap(2)     0.45%         0.25%          0.21%           0.91%           0.00%             0.91%
Index Plus Mid Cap(3)       0.45%         0.25%          0.80%           1.50%           0.50%             1.00%
Index Plus Small Cap(3)     0.45%         0.25%          1.07%           1.77%           0.77%             1.00%

--------------------------------------------------------------------------------------------------------------
Ascent(3)                   0.80%         0.25%          0.30%           1.35%           0.10%             1.25%
Crossroads(3)               0.80%         0.25%          0.28%           1.33%           0.13%             1.20%
Legacy(3)                   0.80%         0.25%          0.39%           1.44%           0.29%             1.15%


Class O shares commenced operations on August 29, 2001. Amounts reflected in Other Expenses and Total Operating Expenses are estimated amounts for the year ended October 31, 2001 based on expenses for comparable funds. Actual expenses may be greater or less than estimated.

(1)      An administrative services fee of 0.08% is included in Other Expenses.

(2) ING Investments, LLC (ING), the investment adviser to each Fund, has entered into written expense limitation agreements with each Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING within three years. For each Fund, the expense limit will continue through at least December 31, 2002. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless the investment adviser provides written notice of the termination of the expense limitation agreement at least 30 days prior to the end of the then current term or upon termination of the investment management agreement. Actual expenses for this Fund for the period ended October 31, 2001 were at or below contractual limits.

(3) ING Investments, LLC (ING), the investment adviser to each Fund, has entered into written expense limitation agreements with each Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING within three years. The amount of each Fund's expenses waived or reimbursed during the last fiscal year by ING is shown under the heading Fee Waiver and/or Expense Reimbursement. For each Fund, the expense limit will continue through at least December 31, 2002. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless the investment adviser provides written notice of the termination of the expense limitation agreement at least 30 days prior to the end of the then current term or upon termination of the investment management agreement.

CLASS O SHARES EXAMPLE

The following example is designed to help you compare the costs of investing in the Funds with the costs of investing in other mutual funds. Using the annual fund operating expenses percentages above, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:


                                      1 Year*  3 Years*  5 Years*  10 Years*

         Growth                        $        $         $         $
         International Growth
         Small Company
         Value Opportunity
         Technology

         -----------------------------------------------------------------------
         Balanced
         Growth and Income

         -----------------------------------------------------------------------
         Bond Fund
         ING DIRECT Government Fund
         Money Market

         -----------------------------------------------------------------------
         Index Plus Large Cap
         Index Plus Mid Cap
         Index Plus Small Cap

         -----------------------------------------------------------------------
         Ascent
         Crossroads
         Legacy

* ING is contractually obligated to waive fees and/or reimburse expenses through December 31, 2001 for all Funds except Growth, Balanced, Growth and Income, and Money Market. Therefore, figures for all Funds, except those noted, reflect a waiver/reimbursement for the first year of the period.


THIS EXAMPLE SHOULD NOT BE CONSIDERED AN INDICATION OF PRIOR OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

OTHER CONSIDERATIONS

In addition to the principal investments and strategies described on the previous pages, the Funds may also invest in other securities, engage in other practices, and be subject to additional risks, as discussed below and in the Statement of Additional Information (SAI).

FUTURES CONTRACTS AND OPTIONS Each Fund (except Money Market) may enter into futures contracts and use options. The Funds primarily use future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Funds also may use these instruments for speculation (investing for potential income or capital gain).

- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.

- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

SWAPS Bond, Balanced, Ascent, Crossroads and Legacy may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. Those Funds eligible to enter into swaps are not limited to any particular form or variety of swap agreement if Aeltus determines it is consistent with that Fund's investment objective and policies.

The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If Aeltus incorrectly forecasts such change, a Fund's performance would be less than if the Fund had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, a Fund's loss will consist of the net amount of contractual payments that a Fund has not yet received. Aeltus will monitor the creditworthiness of counterparties to a Fund's swap transactions on an ongoing basis.

DEFENSIVE INVESTING In response to unfavorable market conditions, each Fund (except Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap) may make temporary investments that are not consistent with its principal investment objective and policies.


PORTFOLIO TURNOVER Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year. For the fiscal year ended October 31, 2001,___________________________
had a portfolio turnover rate in excess of 150%. A high portfolio turnover rate increases a Fund's transaction costs and may increase your tax liability.

MANAGEMENT OF THE FUNDS

ING Investments, LLC (ING), a Delaware limited liability company, serves as the investment adviser to the Funds. ING has overall responsibility for the management of the Funds. ING provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of each Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

Organized in December 1994, ING is registered as an investment adviser. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) (ING Group). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.

As of December 31, 2001, ING managed over $____ billion in assets.

ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ADVISORY FEES

- The following table shows the aggregate advisory fees paid by each Fund for its most recent fiscal year. These numbers reflect the advisory fees after fee waiver and expense reimbursement. See the Fund Operating Expense table for the advisory fee (Management Fee) Aeltus was entitled to receive.

                      AGGREGATE ADVISORY FEES PAID AS A                                   AGGREGATE ADVISORY FEES PAID AS A
                      PERCENTAGE OF AVERAGE NET ASSETS                                    PERCENTAGE OF AVERAGE NET ASSETS
FUND NAME             FOR YEAR ENDED OCTOBER 31, 2001           FUND NAME                 FOR YEAR ENDED OCTOBER 31, 2001
Growth                          [__]%                          ING DIRECT Government Fund                [__]%
International Growth            [__]%                          Money Market                              [__]%
Small Company                   [__]%                          Index Plus Large Cap                      [__]%
Value Opportunity               [__]%                          Index Plus Mid Cap                        [__]%
Technology                      [__]%                          Index Plus Small Cap                      [__]%
Balanced                        [__]%                          Ascent                                    [__]%
Growth and Income               [__]%                          Crossroads                                [__]%
Bond Fund                       [__}%                          Legacy                                    [__]%

SUB-ADVISERS

ING has engaged Aeltus, a Connecticut corporation, to serve as the Subadviser to each Fund, except Technology. Aeltus is responsible for managing the assets of the Funds in accordance with each Fund's investment objective and policies, subject to oversight by ING.

Founded in 1972, Aeltus is registered as an investment adviser. Aeltus is an indirect wholly owned subsidiary of ING Group, and is an affiliate of ING. Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of December 31, 2001, Aeltus managed over $___ billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3602.

Elijah Asset Management, LLC (EAM), 100 Pine St., Suite 420, San Francisco, California 94111, a Delaware limited liability company, serves as subadviser to Technology. Subject to such policies as the Board or Aeltus may determine, EAM manages Technology's assets in accordance with Technology's investment objective, policies, and limitations. EAM makes investment decisions for Technology as to those assets and places orders to purchase and sell securities and other investments for Technology.


PORTFOLIO MANAGEMENT The following discusses who is primarily responsible for the day-to-day management of the Funds.

CAPITAL APPRECIATION FUNDS

GROWTH Growth is managed by a team of Aeltus equity investment specialists led by Kenneth Bragdon, Portfolio Manager, Aeltus. Mr. Bragdon has been managing Growth since May 1998 and previously co-managed the Fund. Mr. Bragdon has 29 years of experience in the investment business, including more than 20 years with Aeltus.


INTERNATIONAL GROWTH International Growth is managed by a team of Aeltus equity investment specialists led by Vince Fioramonti, Portfolio Manager, Aeltus. Mr. Fioramonti has been managing International Growth since December 1995. Mr. Fioramonti also manages international stocks and non-U.S. dollar government bonds for several investment funds.


SMALL COMPANY Small Company is managed by a team of Aeltus equity investment specialists led by Thomas DiBella, Portfolio Manager, Aeltus. Mr. DiBella has been managing Small Company since its inception in January 1994. Mr. DiBella joined Aeltus in 1991 and is currently responsible for the management of several small-capitalization portfolios.

VALUE OPPORTUNITY Value Opportunity is managed by a team of Aeltus equity investment specialists led by John McKenna, Portfolio Manager, Aeltus. Mr. McKenna has been managing Value Opportunity since March 2001 and has over seven years experience as an equity analyst. Mr. McKenna is also responsible for providing fundamental research and analysis for Aeltus' large-cap value equity portfolios.

TECHNOLOGY Ronald E. Elijah, managing member of EAM, has been managing Technology since its inception. Prior to founding EAM in March 1999, Mr. Elijah was a portfolio manager with Robertson Stephens Investment Management.

Roderick R. Berry, a member of EAM, has served as co- portfolio manager of Technology since its inception. Prior to joining EAM in March 1999, Mr. Berry was a member of the Robertson Stephens Investment Management research team.

GROWTH & INCOME FUNDS

BALANCED Balanced is managed by Neil Kochen and Steven Huber.

Mr. Kochen, Executive Vice President, Chief Investment Officer, Aeltus, has been co-managing Balanced since January 2000 and heads a team of equity investment specialists. Mr. Kochen has been with Aeltus since 1995 and previously served as head of fixed income quantitative research and head of investment strategy and policy.

Mr. Huber, Senior Vice President and Director of Fixed Income, Aeltus, has been co-managing Balanced since March 2002. Mr. Huber heads a team of fixed-income specialists, and is responsible for investment management of all of Aeltus' fixed-income portfolios, including institutional and mutual fund portfolios and has over 14 years experience in fixed-income investments.

GROWTH AND INCOME Growth and Income is managed by a team of investment professionals, each of whom specializes in a particular asset class, led by Donald E. Townswick, Portfolio Manager, Aeltus. Mr. Townswick has been managing Growth and Income since March 2001. Mr. Townswick has also co-managed small- and mid-cap portfolios and served as a small- and mid-cap securities specialist for other Aeltus advised funds since 1994.

INCOME FUNDS

BOND FUND, ING DIRECT GOVERNMENT FUND Steve Huber, Senior Vice President and Director of Fixed Income, Aeltus, serves as the lead portfolio manager and heads the fixed income team in management of the Bond Fund and ING Direct Government Fund. Mr. Huber has led this team since February 2001, which consists of specialists in each fixed income asset class. Mr. Huber is also responsible for investment management of all of Aeltus' fixed-income portfolios, including institutional and mutual fund portfolios and has over 14 years experience in fixed-income investments.

MONEY MARKET Money Market is managed by a team of Aeltus fixed-income specialists led by Lennart Carlson, Senior Vice President, Aeltus. Mr. Carlson has been managing Money Market since March 2001. Mr. Carlson is also responsible for the coordination and execution of trading across all of Aeltus' fixed-income portfolios and has over ___ years experience in fixed-income investments.

INDEX PLUS FUNDS

INDEX PLUS LARGE CAP, INDEX PLUS MID CAP, INDEX PLUS SMALL CAP Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap are managed by Hugh T.M. Whelan and Douglas Cote.

Mr. Whelan, Portfolio Manager, Aeltus, has served as co- manager of Index Plus Large Cap since March 2001 and as co-manager of Index Plus Mid Cap and Index Plus Small Cap since April 2000. Mr. Whelan has also been serving as a quantitative equity analyst since 1999. Previously, Mr. Whelan was a quantitative portfolio manager in Aeltus' fixed income group, specializing in corporate securities.

Mr. Cote, Portfolio Manager, Aeltus, has served as co- manager of Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap since March 2001. Mr. Cote has been serving as a quantitative equity analyst since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for Aeltus' equity department.

GENERATION FUNDS

ASCENT, CROSSROADS, LEGACY Ascent, Crossroads and Legacy are managed by Neil Kochen and Steven Huber.

Mr. Kochen, Executive Vice President, Chief Investment Officer, Aeltus, has served as lead portfolio manager and asset allocation strategist for each Generation Fund since December 1999. Mr. Kochen heads a team of equity investment specialists each of whom specializes in a particular asset class. Mr. Kochen has been with Aeltus since 1995 and previously served as head of fixed income quantitative research and head of investment strategy and policy.

Mr. Huber, Senior Vice President and Director of Fixed Income, Aeltus, has been co-managing the Generation Funds since March 2002 and heads the team of fixed-income specialists. Mr. Huber is also responsible for investment management of all of Aeltus' fixed-income portfolios, including institutional and mutual fund portfolios and has over 14 years experience in fixed-income investments.

INVESTING IN THE FUNDS

OPENING AN ACCOUNT AND ELIGIBILITY FOR CLASS O SHARES

HOW TO OPEN AN ACCOUNT If you wish to open an account, you must submit a completed application to the Fund and, except as described herein, the initial investment must be a minimum of $1,000. The Fund may waive the minimum initial investment if you open your account by electing the Systematic Investment Option. You may submit a completed and signed application along with your check to:

ING DIRECT Securities, Inc.
P.O. Box 15647
Wilmington, DE 19885-5647

Your check must be drawn on a bank located within the United States and payable in U.S. dollars.

CLASS O ELIGIBILITY

Class O shares are shares that are offered to:

- Customers purchasing shares through ING DIRECT Securities, Inc.

- Members of such other groups as may be approved by the Board from time to time.

HOW TO BUY SHARES

MINIMUM INVESTMENTS             INITIAL INVESTMENT                      ADDITIONAL INVESTMENTS

Individual Retirement Accounts      $  250                              - $100 except by wire or Systematic
                                                                          Investment
                                                                        - $250 by wire
                                                                        - $50 by Systematic Investment

All other investments               $1,000                              - $100 except by wire or Systematic
                                                                          Investment
                                                                        - $500 by wire
                                                                        - $50 by Systematic Investment

                      TO OPEN AN ACCOUNT                     TO PURCHASE ADDITIONAL SHARES

BY MAIL              Complete and sign your appli-           Fill out the investment stub from your
                     cation, make your check pay-            confirmation statement or send a letter
                     able to Aetna Series Fund, Inc.         indicating your name, account number(s),
                     and mail to:                            the Fund(s) in which you wish to invest
                                                             and the amount you want to invest in each
                     ING DIRECT Securities, Inc.             Fund.
                     P.O. Box 15647
                     Wilmington, DE 19885-5647
                                                             Make your check payable to Aetna
                                                             Series Fund, Inc. and mail to:

                     Your check must be drawn on a bank      ING DIRECT Securities, Inc.
                     located within the United States and    P.O. Box 15647
                     payable in U.S. dollars.  Cash, credit  Wilmington, DE 19885-5647 cards and third party checks cannot
                     be used to open an account

                                                             Your check must be drawn on a bank located
                                                             within the United States payable in U.S.
                                                             dollars. The Funds will accept checks which
                                                             are made payable to you and endorsed to Aetna
                                                             Series Fund, Inc.

---------------------------------------------------------------------------------------------------------------
BY OVERNIGHT COURIER Follow the instructions above           Follow the instructions above for
                     for By Mail but send your               By Mail but send your check and
                     completed application and check to:     investment stub or letter to:

                     ING DIRECT Securities, Inc.             ING DIRECT Securities, Inc.
                     1 South Orange Street                   1 South Orange Street
                     Wilmington, DE 19801                    Wilmington, DE 19801

---------------------------------------------------------------------------------------------------------------
BY WIRE              Not Available                           Call 1-866-BUY-FUND (866-289-3863)
                                                             prior to sending the wire in order to obtain a
                                                             confirmation number.

                                                             Instruct your bank to wire funds to:

                                                             State Street Bank & Trust
                                                             ABA #101003621



                            (continued on next page)

                     TO OPEN AN ACCOUNT                      TO PURCHASE ADDITIONAL SHARES

                                                             Credit to:

                                                             State Street Bank & Trust
                                                             Account #7519117

                                                             Further Credit to:
                                                             Name of Fund
                                                             Shareholder Account Number
                                                             Shareholder Registration

                                                             Federal funds wire purchase orders will be
                                                             accepted only when the Fund's transfer
                                                             agent and custodian bank are open for
                                                             business.

                                                             Neither the Funds nor their agents are
                                                             responsible for the consequences of delays
                                                             resulting from the banking or Federal
                                                             Reserve wire system or from incomplete
                                                             instructions.

--------------------------------------------------------------------------------------------------------

BY ELECTRONIC          Follow the instructions above         You may also purchase additional shares
FUNDS TRANSFER         for By Mail but rather than           by Electronic Funds Transfer by calling
                       send a check, be sure to              1-866-BUY-FUND (866-289-3863).
                       complete section 4 of the
                       application.


-----------------------------------------------------------------------------------------------------
BY EXCHANGE           Submit a written request to the        Submit a written request to the address
                      address listed above under             listed above under By Mail.  Include:
                      By Mail. Include:                      - Your name and account number
                      - Your name and account number.        - The name of the Fund into and out of
                      - The name of the Fund into and          which you wish to exchange.
                        out of which you wish to exchange.   - The amount to be exchanged and the
                      - The amount to be exchanged             signatures of all shareholders.
                        and the signatures of all
                        shareholders.
                                                             You may also exchange your shares by
                      You may also exchange your shares by   calling 1-866-BUY-FUND
                      calling 1-866-BUY-FUND                 (866-289-3863). Please be prepared
                      (866-289-3863).                        to provide:
                      Please be prepared to provide:         - The Funds' names.
                      - The Funds' names.                    - Your account number(s).
                      - Your account number(s).              - Your Social Security number or tax-
                      - Your Social Security number or         payer identification number.
                        taxpayer identification number.      - Your address.
                      - Your address.                        - The amount to be exchanged.
                      - The amount to be exchanged.

HOW TO SELL SHARES

To redeem all or a portion of the shares in your account, you should submit a redemption request as described below.

Redemption requests may be made in writing or, in amounts up to $100,000, by telephone. The Company requires a medallion signature guarantee if the amount of the redemption request is over $100,000. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution, which participates in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which are not participating in such a medallion program will not be accepted. Please note that notaries public cannot provide signature guarantees.

Once your redemption request is received in good order as described below, the Fund normally will send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect a Fund, the Fund may defer distribution for up to seven days or a longer period if permitted. If you redeem shares of a Fund shortly after purchasing them, the Fund will hold payment of redemption proceeds until a purchase check or systematic investment clears, which may take up to 12 calendar days. A redemption request made within 15 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee.

  REDEMPTIONS BY MAIL      You may redeem shares you own in any Fund by
                           sending written instructions to:

                           ING DIRECT Securities, Inc.
                           P.O. Box 15647
                           Wilmington, DE 19885-5647

                           Your instructions should identify:
                           - The Fund.
                           - The number of shares or dollar amount to be
                             redeemed.
                           - Your name and account number.

                           Your instructions must be signed by all person(s) required to sign for the Fund account, exactly as the shares are registered, and, if necessary, accompanied by a medallion signature guarantee(s).

        ------------------------------------------------------------------------
  REDEMPTIONS BY WIRE      A minimum redemption of $1,000 is required
                           for wire transfers. Redemption proceeds will be
                           transferred by wire to your previously designated
                           bank account or to another destination if the federal
                           funds wire instructions provided with your redemption
                           request are accompanied by a medallion signature
                           guarantee.

        ------------------------------------------------------------------------
  REDEMPTIONS BY TELEPHONE Call 1-866-BUY-FUND (866-289-3863).
                           Please be prepared to provide your account number,
                           account name and the amount of the redemption, which
                           generally must be no less than $500 and no more than
                           $100,000.

TIMING OF REQUESTS

Orders that are received by the Funds' transfer agent, or as otherwise provided below, before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be processed at the Net Asset Value (NAV) calculated that business day. Orders received after the close of regular trading on the New York Stock Exchange will be processed at the NAV calculated on the following business day.

The Company may appoint certain financial intermediaries and institutions (Institutions) as parties that may accept purchase and redemption orders on behalf of the Company. If you purchase or redeem shares in connection with programs offered by these Institutions, and the Institution receives your order before the close of regular trading on the New York Stock Exchange, your shares will be purchased or redeemed at the NAV determined that business day.

Institutions may be authorized to designate other intermediaries to accept purchase and redemption orders on the Company's behalf, subject to the Company's approval. In that case, the Company will be deemed to have received a purchase or redemption order when the Institution's authorized designee accepts the order.

Institutions may charge you fees or assess other charges for the services they provide to their customers. These fees or charges are retained by the Institution and are not remitted to the Company.

Investors purchasing through an Institution should refer to the Institution's materials for a discussion of any specific instructions on the timing of or restrictions relating to the purchase or redemption of shares.

OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND SERVICES

BUSINESS HOURS Each Fund is open on the same days as the New York Stock Exchange (generally, Monday through Friday). Fund representatives are available from 8:00 a.m. to 8:00 p.m. eastern time Monday through Friday.

NET ASSET VALUE The NAV of each Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time).

In calculating the NAV, the securities held by Money Market are valued using amortized cost. For all other Funds, securities are valued primarily by independent pricing services using market quotations. Short-term debt securities maturing in less than 60 days are valued using amortized cost. Securities for which market quotations are not readily available are valued at their fair value, subject to procedures adopted by the Board. With respect to any Fund that invests in foreign securities, because those securities may be traded on markets that are open on days when the Fund does not price its shares, the Fund's NAV may change even though Fund shareholders may not be permitted to sell or redeem Fund shares.

EXCHANGE PRIVILEGES There is no fee to exchange shares from one Fund to another. When you exchange shares, your new Fund shares will be in the equivalent class of your current shares.

There are no limits on the number of exchanges you can make. However, the Funds may suspend or terminate your exchange privilege if you make more than five exchanges out of a single Fund in any calendar year, and the Funds may refuse to accept any exchange request, especially if as a result of the exchange, in Aeltus' judgment, it would be too difficult to invest effectively in accordance with the Fund's investment objective.

The Funds are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Funds reserve the right to reject any specific purchase or exchange request, including a request made by a market timer.

CROSS INVESTING

- DIVIDEND INVESTING You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other Fund.

- SYSTEMATIC EXCHANGE You may establish an automatic exchange of shares from one Fund to another.

TELEPHONE EXCHANGE AND/OR REDEMPTION PRIVILEGES You automatically receive telephone exchange and redemption privileges when you establish your account. If you do not want these telephone privileges, you may call 1-866-BUY-FUND (866-289-3863) to have them removed. All telephone transactions may be recorded, and you will be asked for certain identifying information.

Telephone redemption requests will be accepted if the request is for a minimum of $500 or a maximum of $100,000. Telephone redemption requests will not be accepted if you:

- Have submitted a change of address within the preceding 15 calendar days.

- Are selling shares in a retirement plan account held in trust.

You may make account inquiry requests on-line at: www.ingdirect.com.

The Funds reserve the right to amend telephone exchange and redemption privileges at any time upon notice to shareholders and may refuse a telephone exchange or redemption if the Funds believe it is advisable to do so.

MINIMUM ACCOUNT BALANCE Generally, you must maintain a minimum balance of $1,000 ($250 for IRA) in each Fund account. If you do not, the Fund may give you 60 days' notice to increase the account balance to the minimum set forth above. If you fail to increase your account balance to the minimum, the Fund may redeem all of your remaining shares and mail the proceeds to you at the address of record. The Fund will not redeem shares for failing to maintain an adequate account balance if the account balance falls below the minimum balance only because the value of Fund shares has decreased.

ADDITIONAL SERVICES The Funds offer the following additional investor services. Each Fund reserves the right to terminate or amend these services at any time. For all of the services, certain terms and conditions apply. See the SAI or call 1-866-BUY-FUND (866-289-3863) for additional details.

- SYSTEMATIC INVESTMENT You can make automatic monthly investments in any Fund.

- AUTOMATIC CASH WITHDRAWAL PLAN The Automatic Cash Withdrawal Plan provides a convenient way for you to receive a systematic distribution while maintaining an investment in a Fund.

- CHECKWRITING SERVICE Checkwriting is available with Money Market. There currently is no transaction charge for this service, and the initial checkbook you receive is free. However, you will be charged a $3 fee for each checkbook reorder. Checks must be for a minimum of $250 and the checkwriting service may not be used for a complete redemption of your shares. This service is not available for IRA or other retirement accounts. You will be charged a $25 fee for stop payment requests and for Money Market checks that are returned due to insufficient funds.

- TDD SERVICE Telecommunication Device for the Deaf (TDD) services are offered for hearing impaired investors. The dedicated number for this service is 1-800-688-4889.

- TAX-DEFERRED RETIREMENT PLANS Each Fund may be used for investment by individual retirement accounts (IRAs, including Roth IRAs). Purchases made in connection with IRA accounts may be subject to an annual custodial fee of $10 for each account registered under the same taxpayer identification number. This fee will be deducted directly from your account(s). The custodial fee will be waived for individual retirement accounts registered under the same taxpayer identification number having an aggregate balance over $30,000 at the time such fee is scheduled to be deducted.


PAYMENTS TO SECURITIES DEALERS AND SELECTION OF EXECUTING BROKERS From time to time, [ING Distributors, Inc.] the Company's principal underwriter, or its affiliates may make payments to other dealers and/or their registered representatives, who may or may not be affiliates of ING, who sell shares or who provide shareholder services. The value of a shareholder's investment will be unaffected by these payments.


Aeltus may consider the sale of shares of the Funds and of other investment companies advised by Aeltus as a factor in the selection of brokerage firms to execute each Fund's portfolio transactions, subject to Aeltus' (or EAM's, in the case of Technology) duty to obtain best execution.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS Dividends are declared and paid as follows:

                  - declared daily and paid monthly       Money Market

                  - declared and paid monthly             Bond Fund
                                                          ING DIRECT
                                                          Government Fund

                  - declared and paid semiannually        Balanced

                                                          Growth and Income

                  - declared and paid annually            All other Funds


Capital gains distributions, if any, are paid on an annual basis in December. To comply with federal tax regulations, each Fund may also pay an additional capital gains distribution, usually in June.

Money Market shares begin to accrue dividends the business day after they are purchased. A redemption of Money Market shares will include dividends declared through the redemption date.

Both income dividends and capital gains distributions are paid by each Fund on a per share basis. As a result, at the time of this payment, the share price of a Fund (except Money Market) will be reduced by the amount of the payment.

DISTRIBUTION OPTIONS When completing your application, you must select one of the following three options for dividends and capital gains distributions:

- FULL REINVESTMENT Both dividends and capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund. This option will be selected automatically unless one of the other options is specified.

- CAPITAL GAINS REINVESTMENT Capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund and all net income from dividends will be distributed in cash.

- ALL CASH Dividends and capital gains distributions will be paid in cash. If you select a cash distribution option, you can elect to have distributions automatically invested in shares of another Fund.

Distributions paid in shares will be credited to your account at the next determined NAV per share.

TAX INFORMATION

- In general, dividends and short-term capital gains distributions you receive from any Fund are taxable as ordinary income.

- Distributions of other capital gains generally are taxable as capital gains.

- Ordinary income and capital gains are taxed at different rates.

- The rates that you will pay on capital gains distributions will depend on how long the Fund holds its portfolio securities.

- This is true no matter how long you have owned your shares in the Fund or whether you reinvest your distributions or take them as cash.

- The sale of shares in your account may produce a gain or loss, and typically is a taxable event. For tax purposes, an exchange is the same as a sale.

Every year, the Funds will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year. You should consult your tax professional for assistance in evaluating the tax implications of investing in the Funds.

BACKUP WITHHOLDING By law, the Funds must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

                              FINANCIAL HIGHLIGHTS

These highlights are intended to help you understand the Fund's performance since its commencement of operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information in this table has been audited by KPMG LLP, independent auditors, whose report, along with the Fund's Financial Statement, are included in the Fund's Annual Report, which is available upon request.

   (for one outstanding share throughout each period)


                                                                                          INTERNATIONAL
                                                                    GROWTH                   GROWTH
                                                                    ------                   ------
                                                                  Period From             Period From
                                                                August 29, 2001         August 29, 2001
                                                               (Commencement of         (Commencement of
                                                                Operations) to           Operations) to
                                                               October 31, 2001         October 31, 2001
                                                               ----------------         ----------------
  Net asset value, beginning of period
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income.................................
     Net realized and change in unrealized gain or
         loss on investments...............................
         Total income from investment operations...........
    Net asset value, end of period.........................

  Total return.............................................
  Net assets, end of period (000's)........................
  Ratio of net investment expenses to average net assets...
  Ratio of net investment income to
     average net assets....................................
  Ratio of expenses before reimbursement and waiver to
     average net assets....................................
  Portfolio turnover rate..................................


  (1)      Annualized.

  +        Per share data calculated using the SEC method.

    (for one outstanding share throughout each period)


                               VALUE                                                          GROWTH AND
    SMALL COMPANY           OPPORTUNITY           TECHNOLOGY             BALANCED               INCOME
    -------------           -----------           ----------             --------               ------
     Period From            Period From           Period From           Period From           Period From
   August 29, 2001        August 29, 2001       August 29, 2001       August 29, 2001       August 29, 2001
   (Commencement of      (Commencement of      (Commencement of      (Commencement of      (Commencement of
    Operations) to        Operations) to        Operations) to        Operations) to        Operations) to
   October 31, 2001      October 31, 2001      October 31, 2001      October 31, 2001      October 31, 2001
   ----------------      ----------------      ----------------      ----------------      ----------------












  (1)      Annualized.

  +        Per share data calculated using the SEC method.

               (for one outstanding share throughout each period)


                                                                                           ING DIRECT
                                                                     BOND               GOVERNMENT FUND
                                                                     ----               ---------------
                                                                  Period From             Period From
                                                                August 29, 2001         August 29, 2001
                                                               (Commencement of         (Commencement of
                                                                Operations) to           Operations) to
                                                               October 31, 2001         October 31, 2001
                                                               ----------------         ----------------
  Net asset value, beginning of period
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income.................................
     Net realized and change in unrealized gain or
         loss on investments...............................
         Total income from investment operations...........
    Net asset value, end of period.........................

  Total return.............................................
  Net assets, end of period (000's)........................
  Ratio of net investment expenses to average net assets...
  Ratio of net investment income to
     average net assets....................................
  Ratio of expenses before reimbursement and waiver to
     average net assets....................................
  Portfolio turnover rate..................................


  (1)      Annualized.

  +        Per share data calculated using the SEC method.

    (for one outstanding share throughout each period)


        MONEY                 INDEX PLUS               INDEX PLUS              INDEX PLUS
        MARKET                 LARGE CAP                MID CAP                 SMALL CAP
        ------                 ---------                -------                 ---------
     Period From              Period From             Period From              Period From
   August 29, 2001          August 29, 2001         August 29, 2001          August 29, 2001
   (Commencement of        (Commencement of         (Commencement of        (Commencement of
    Operations) to          Operations) to           Operations) to          Operations) to
   October 31, 2001        October 31, 2001         October 31, 2001        October 31, 2001
   ----------------        ----------------         ----------------        ----------------













  (1)      Annualized.

  +        Per share data calculated using the SEC method.

               (for one outstanding share throughout each period)


                                                          ASCENT               CROSSROADS               LEGACY
                                                          ------               ----------               ------
                                                       Period From            Period From            Period From
                                                     August 29, 2001        August 29, 2001        August 29, 2001
                                                     (Commencement of       (Commencement of       (Commencement of
                                                      Operations) to         Operations) to         Operations) to
                                                     October 31, 2001       October 31, 2001       October 31, 2001
                                                     ----------------       ----------------       ----------------
Net asset value, beginning of period
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income..........................
   Net realized and change in unrealized
      gain or loss on investments.................
       Total income from investment
           operations.............................
  Net asset value, end of period..................

Total return......................................
Net assets, end of period (000's).................
Ratio of net investment expenses to average net
  assets..........................................
Ratio of net investment income to
   average net assets.............................
   Ratio of expenses before reimbursement and
   waiver to average net assets...................
Portfolio turnover rate...........................

ADDITIONAL INFORMATION


The SAI, which is incorporated by reference into this Prospectus, contains additional information about the Funds. The Funds' most recent annual reports also contain information about the Funds' investments, as well as a discussion of the market conditions and investment strategies that significantly affected its performance during the past fiscal year.

You may request free of charge the current SAI or the most recent annual reports, or other information about the Funds, by calling 1-866-BUY-FUND (866-289-3863) or writing to:


ING DIRECT Securities, Inc.

                                 P.O. Box 15647
                            Wilmington, DE 19885-5647

The SEC also makes available to the public reports and information about the Funds. Certain reports and information, including the SAI, are available on the EDGAR Database on the SEC's web site (http://www.sec.gov) or at the SEC's public reference room in Washington, D.C. You may call 1-202-942-8090 to get information about the operations of the public reference room. You may obtain copies of reports and other information about the Funds, after paying a duplicating fee, by sending an e-mail request to: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

INVESTMENT COMPANY ACT FILE NO. 811-6352.

AETNA SERIES FUND, INC.

ING INDEX PLUS PROTECTION FUND

PROSPECTUS

March   , 2002

Aetna Series Fund, Inc. is an open-end investment company authorized to issue multiple series of shares. ING Index Plus Protection Fund is currently closed to new investors.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Anyone who represents to the contrary has committed a criminal offense.

TABLE  OF  CONTENTS

      THE FUND'S INVESTMENTS
        INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
        RISKS

        GUARANTEE PERIOD INVESTMENT OBJECTIVE, PRINCIPAL
        INVESTMENT STRATEGIES AND RISKS

        INDEX PLUS LARGE CAP PERIOD INVESTMENT OBJECTIVE,
        PRINCIPAL INVESTMENT STRATEGIES AND RISKS

        OTHER PRINCIPAL RISKS OF INVESTING IN THE FUND

      FUND EXPENSES

      MORE INFORMATION ABOUT RISKS

      THE GUARANTEE

      SHAREHOLDER GUIDE

      MANAGEMENT OF THE FUND

      DIVIDENDS, DISTRIBUTIONS AND TAXES

      FINANCIAL HIGHLIGHTS

      ADDITIONAL INFORMATION

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
                                                                            Inc.
THE FUND'S
INVESTMENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

GENERAL INFORMATION ING Index Plus Protection Fund (Fund) has an Offering Phase, a Guarantee Period and an Index Plus Large Cap Period. Shares of the Fund were offered during the Offering Phase but will not be offered during the Guarantee Period, except in connection with reinvestment of dividends. The Fund will be offered on a continuous basis to then existing shareholders during the Index Plus Large Cap Period. The OFFERING PHASE ran from October 2, 2000 through November 30, 2000. During the Offering Phase, Fund assets were invested exclusively in short-term instruments.

The GUARANTEE PERIOD for the Fund commenced on December 1, 2000 and will run through November 30, 2005 (Guarantee Maturity Date). During the Guarantee Period, all assets will be invested in accordance with the investment objective and strategies described under the heading "Guarantee Period Investment Objective, Principal Investment Strategies and Risks." The Fund guarantees that the value of each shareholder's account on the Guarantee Maturity Date will be no less than the value of that shareholder's account as of the inception of the Guarantee Period (Guarantee) provided that all dividends and distributions received from the Fund have been reinvested and no shares have been redeemed. If a shareholder takes any distributions or dividends in cash instead of reinvesting them, or if any shares are redeemed before the Guarantee Maturity Date, the shareholder's guaranteed amount will be reduced as more fully described below. The Fund's Guarantee is backed by an unconditional, irrevocable financial guarantee pursuant to a financial guarantee insurance policy issued to ING Series Fund, Inc. (Company) for the benefit of the Fund by MBIA Insurance Corporation (MBIA), an AAA/Aaa rated monoline financial guarantor.

During the INDEX PLUS LARGE CAP PERIOD, which will commence immediately following the Guarantee Period, all assets will be managed in accordance with the investment objective and strategies described under the heading "Index Plus Large Cap Period Investment Objective, Principal Investment Strategies and Risks."

The Fund's investment objectives may be changed by the Company's Board of Directors (Board) without shareholder approval.

The Fund is a series of the Company. Investors who wish to purchase another series of the Company (Series) may request a separate prospectus by calling 1-800-992-0180.

GUARANTEE PERIOD INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT OBJECTIVE During the Guarantee Period, the Fund seeks to achieve maximum total return by participating in favorable equity market performance while preserving the principal amount of the Fund as of the inception of the Guarantee Period.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, during the Guarantee Period the Fund's assets are allocated between an:

- EQUITY COMPONENT, consisting primarily of common stocks and a

- FIXED COMPONENT, consisting primarily of short- to intermediate-duration U.S. Government securities.

EQUITY COMPONENT The Equity Component will be managed in an Enhanced Index Strategy. This means that Aeltus Investment Management, Inc. (Aeltus), the investment sub-adviser to the Fund, invests at least 80% of the Equity Component's net assets in stocks included in the Standard and Poor's 500 Index (S&P 500), although the weightings of the stocks may vary somewhat from their respective weightings in the S&P 500, as described below. The Equity Component may also include S&P 500 futures contracts. The S&P 500 is a stock market index comprised of common stocks of 500 of the largest publicly traded companies in the U.S. and selected by Standard and Poor's Corporation (S&P).

Aeltus manages the Equity Component by overweighting those stocks that it believes will outperform the S&P 500 and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the S&P 500. Stocks that Aeltus believes are likely to match the performance of the S&P 500 are invested in proportion to their representation in the index. To determine which stocks to weight more or less heavily, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, the Equity Component generally holds between 400 and 450 stocks included in the S&P 500. Although the Equity Component will not hold all of the stocks in the S&P 500, Aeltus expects that there will be a close correlation between the performance of the Equity Component and that of the S&P 500 in both rising and falling markets.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  The Fund's Investments       1

THE FUND'S
INVESTMENTS
--------------------------------------------------------------------------------

FIXED COMPONENT Aeltus looks to select investments for the Fixed Component with financial characteristics that will, at any point in time, closely resemble those of a portfolio of zero coupon bonds which mature within one month of the Guarantee Maturity Date. The Fixed Component will consist primarily of securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, including STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The Fixed Component may also include corporate bonds rated AA- or higher by S&P and/or Aa3 or higher by Moody's Investors Services, Inc., future on U.S. Treasury securities and money market instruments.

ASSET ALLOCATION Aeltus uses a proprietary computer model to determine, on an ongoing basis, the percentage of assets allocated to the Equity Component and to the Fixed Component in an attempt to meet the investment objective during the Guarantee Period. The model evaluates a number of factors, including, but not limited to:

- the market value of the Fund's assets as compared to the aggregate guaranteed amount;

- the prevailing level of interest rates;

- equity market volatility; and

- the length of time remaining until the Guarantee Maturity Date.

The model will determine the initial allocation between the Equity Component and the Fixed Component on the first day of the Guarantee Period and will evaluate the allocations on a daily basis thereafter. Generally, as the market value of the Equity Component rises, more assets are allocated to the Equity Component, and as the market value of the Equity Component declines, more assets are allocated to the Fixed Component.

PRINCIPAL RISKS The principal risks of an investment in the Fund during the Guarantee Period are those generally attributable to stock and bond investing. The success of the Fund's strategy depends on Aeltus' ability to allocate assets between the Equity Component and the Fixed Component and in selecting investments within each component. BECAUSE THE FUND INVESTS IN BOTH STOCKS AND BONDS, THE FUND MAY UNDERPERFORM STOCK FUNDS WHEN STOCKS ARE IN FAVOR AND UNDERPERFORM BOND FUNDS WHEN BONDS ARE IN FAVOR.

The risks associated with investing in STOCKS include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The performance of the Equity Component also depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

The principal risk associated with investing in BONDS is that interest rates may rise, which generally causes bond prices to fall. The market value of a zero coupon bond portfolio (which may include STRIPS) generally is more volatile than the market value of a portfolio of fixed income securities with similar maturities that pay interest periodically. With corporate bonds, there is a risk that the issuer will default on the payment of principal or interest.

The asset allocation process results in additional transaction costs such as brokerage commissions. This process can have an adverse effect on the performance of the Fund during periods of increased equity market volatility.

If interest rates are low (particularly at the inception of the Guarantee Period), Fund assets may be largely invested in the Fixed Component in order to increase the likelihood of preserving the value of the Fund as of the inception of the Guarantee Period. In addition, if during the Guarantee Period the equity markets experienced a major decline, the Fund's assets may become largely or entirely invested in the Fixed Component. In fact, if the value of the Equity Component were to decline by 30% in a single day, a complete and irreversible reallocation to the Fixed Component may occur. In this circumstance, the Fund would not participate in any subsequent recovery in the equity markets. USE OF THE FIXED COMPONENT REDUCES THE FUND'S ABILITY TO PARTICIPATE AS FULLY IN UPWARD EQUITY MARKET MOVEMENTS, AND THEREFORE REPRESENTS SOME LOSS OF OPPORTUNITY, OR OPPORTUNITY COST, COMPARED TO A PORTFOLIO THAT IS MORE HEAVILY INVESTED IN EQUITIES.

For a description of additional principal risks, see "Other Principal Risks of Investing in the Fund" below.

INDEX PLUS LARGE CAP PERIOD INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT OBJECTIVE During the Index Plus Large Cap Period, the Fund seeks to OUTPERFORM THE TOTAL RETURN PERFORMANCE of the S&P 500, while maintaining a market level of risk.

PRINCIPAL INVESTMENT STRATEGIES During the Index Plus Large Cap Period, the Fund's principal investment strategies are the same as those of the Enhanced Index Strategy, as described above under Equity Component


 2      The Fund's Investments

                                                                      THE FUND'S
                                                                     INVESTMENTS
--------------------------------------------------------------------------------

PRINCIPAL RISKS The principal risks of an investment in the Fund during the Index Plus Large Cap Period are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

For a description of additional principal risks, see "Other Principal Risks of Investing in the Fund" below.

OTHER PRINCIPAL RISKS OF INVESTING IN THE FUND

Redemptions made for any reason prior to the Guarantee Maturity Date will be made at NAV, may be subject to a contingent deferred sales charge (CDSC) and are not eligible for the Guarantee. Any distributions that you receive in the form of cash will reduce your Guarantee, as described below.

SHARES OF THE FUND WILL RISE AND FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND IF YOU REDEEM YOUR SHARES PRIOR TO THE GUARANTEE MATURITY DATE OR IF YOU CONTINUE TO HOLD FUND SHARES AFTER THE GUARANTEE MATURITY DATE. THERE IS NO GUARANTY THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVES. AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

Because the Fund is new, it does not have performance information an investor may find useful in evaluating the risks of investing in the Fund.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  The Fund's Investments       3

ING INDEX PLUS PROTECTION FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                  The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                         [TOTAL RETURNS GRAPH TO COME]




  1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
  -----   -----   -----   -----   -----   -----   -----   -----   ----   ------
                                                                         [    ]

(1) This figure is for the year ended December 31, 2001.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as subadviser.

            Best and worst quarterly performance during this period:
                           [  ] quarter [    ]: [  ]%
                           [  ] quarter [    ]: [  ]%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- Lehman Brothers Aggregate Bond Index (LBAB). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                   5 YEARS               10 YEARS
                                                                  1 YEAR    (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                %     [  ]             [  ]                    N/A
Class A Return After Taxes on Distributions(2)                %     [  ]             [  ]                    N/A
Class A Return After Taxes on Distributions and Sale of
  Fund Shares(2)                                              %     [  ]             [  ]                    N/A
Class B Return Before Taxes(3)                                %     [  ]             [  ]                    N/A
LBAB Index (reflects no deduction for fees, expenses or
  taxes)(4)                                                   %     [  ]             [  ](5)                 N/A

(1) The Fund commenced operations on October 2, 2000.

(2) Reflects deduction of sales charge of 4.75%.

(3) Reflects deduction of deferred sales charge of 5% and [ ]%, respectively, for 1 year and since inception returns.

(4) The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.

(5) The LBAB Index return is for the period beginning October 2, 2000 (inception date of Fund).


 4      ING Index Plus Protection Fund

                                                                            FUND
                                                                        EXPENSES
--------------------------------------------------------------------------------

The following tables describe the Fund's expenses. Shareholder Fees are paid directly by shareholders. Annual Fund Operating Expenses are expressed as a percentage of the Fund's average daily net assets, and are thus paid indirectly by all Fund shareholders.

                                SHAREHOLDER FEES
                   (fees paid directly from your investment)

                                                   Maximum Sales             Maximum Deferred Sales
                                             Charge (Load) on Purchases     Charge (Load) (as a % of
                                             (as a % of purchase price)    gross redemption proceeds)
              Class A                                  4.75%                          None
              Class B                                   None                         5.00%

                         ANNUAL FUND OPERATING EXPENSES
                 (expenses that are deducted from Fund assets)

                              Distribution                         Total        Fee Waiver/
            Management           and/or              Other       Operating        Expense           Net
               Fee        Service (12b-1) Fees    Expenses(1)    Expenses     Reimbursement(2)    Expenses
Class A       0.65%              0.25%               0.68%         1.58%           0.08%           1.50%
Class B       0.65%              1.00%               0.68%         2.33%           0.08%           2.25%

(1) An administrative services fee of 0.10% and a guarantee fee of 0.33% are included in Other Expenses.

(2) ING Investments, LLC (ING), the investment adviser to the Fund, has entered into written expense limitation agreements with the Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING within three years. The amount of the Fund's expenses waived or reimbursed during the last fiscal year by ING is shown under the heading Fee Waiver and/or Expense Reimbursement. The expense limit will continue through at least December 31, 2002. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the investment adviser provides written notice of the termination of the expense limitation agreement at least 30 days prior to the end of the then current term or upon termination of the investment management agreement.

                                    EXAMPLE

The following example is designed to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Using the annual fund operating expenses percentage above, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:

                                                             1 Year*   3 Years*   5 Years*   10 Years*
              Class A                                         $         $          $          $
              Class B                                         $         $          $          $

* ING is contractually obligated to waive fees and/or reimburse expenses through the Guarantee Maturity Date. Therefore, all figures reflect a waiver/ reimbursement.

THIS EXAMPLE SHOULD NOT BE CONSIDERED AN INDICATION OF PRIOR OR FUTURE EXPENSES. ACTUAL EXPENSES FOR THE CURRENT YEAR MAY VARY FROM THOSE SHOWN.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                           Fund Expenses       5

MORE INFORMATION
ABOUT RISKS                                                        THE GUARANTEE
--------------------------------------------------------------------------------

In addition to the principal investment strategies and risks described above, the Fund may also invest in other securities, engage in other practices, and be subject to additional risks, as discussed below and in the Statement of Additional Information (SAI).

USE OF FUTURES CONTRACTS DURING THE GUARANTEE PERIOD During the Guarantee Period, the Fund may invest in futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price on a designated date. The Fund uses futures to increase exposure or hedge existing exposure to a particular asset class. During the Guarantee Period, the Fund may only invest in futures contracts on the S&P 500 and U.S. Treasury securities.

USE OF FUTURES CONTRACTS AND OPTIONS DURING THE INDEX PLUS LARGE CAP
PERIOD During the Index Plus Large Cap Period, the Fund may enter into futures contracts and use options. The Fund primarily uses futures contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Fund also may use these instruments for speculation (investing for potential income or capital gain). Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period date.

RISKS OF INVESTING IN FUTURES CONTRACTS AND OPTIONS The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

PORTFOLIO TURNOVER Portfolio Turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year. For the fiscal year ended October 31, 2001, the Fund had a portfolio
turnover rate          . A high portfolio turnover rate increases the Fund's
transaction costs and may increase your tax liability.

TRANSITION PERIOD As the Guarantee Maturity Date approaches, the Fund will, in the ordinary course of its investment activities, sell any fixed-income securities remaining in its portfolio and purchase stocks included in the S&P 500 and S&P 500 futures contracts as soon as reasonably practicable, in order to conform its holdings to the Fund's Index Plus Large Cap Period investment objective.

The Fund guarantees that on the Guarantee Maturity Date, each shareholder will be entitled to redeem each of his or her shares for an amount no less than the Guarantee per Share. The Guarantee per Share will equal the NAV per share on the last day of the Offering Phase, and thereafter will be adjusted to reflect any dividends and distributions made by the Fund. A shareholder who automatically reinvests all such dividends and distributions and does not redeem any shares during the Guarantee Period will be entitled to redeem his or her shares held on the Guarantee Maturity Date for an amount no less than his or her account value at the inception of the Guarantee Period (Guaranteed Amount). The Fund's Guarantee is backed by an unconditional and irrevocable financial guarantee from MBIA pursuant to a financial guarantee insurance policy issued by MBIA to, and for the benefit of, the Fund. If, on the Guarantee Maturity Date, the actual NAV per share is less than the Guarantee per Share, MBIA will pay to the Fund an amount sufficient to ensure that each shareholder is entitled to redeem his or her shares for an amount equal to his or her Guaranteed Amount. See the SAI or call [1-800-367-7732] for additional details regarding the Guarantee.

In summary, a shareholder who maintains his or her Fund investment through the Guarantee Maturity Date, makes no redemptions, and reinvests all dividends and distributions will be entitled to redeem his or her shares held on the Guarantee Maturity Date for an amount no less than the amount initially allocated to the Fund, less the amount of the Class A front-end sales load paid, if any, plus any accrued interest earned during the Offering Phase.

EXAMPLE. Assume you invested $20,000 in Class A shares when the NAV was $10.00 per share. After deducting your sales load of 4.75%, $19,050 would have been invested in Class A shares and you would have had 1,905 shares in your account.

Assume further that at the end of the day preceding the inception of the Guarantee Period (November 30, 2000), the NAV for Class A shares has increased to $10.02 per share due to appreciation of the Fund during the Offering Phase. Your Guaranteed Amount is based on the NAV determined after the close of regular trading on the New York Stock Exchange on November 30, 2000. To calculate your full guarantee, multiply the shares you owned on November 30, 2000 by the NAV per share for your class of shares on November 30, 2000. Using our example:

Shares you owned on November 30, 2000          1,905.000
NAV per share of Class A shares on
  November 30, 2000                             x $10.02
                                              ----------
YOUR GUARANTEED AMOUNT                        $19,088.10
                                              ==========


 6      More Information About Risks

                                                                MORE INFORMATION
THE GUARANTEE                                                        ABOUT RISKS
--------------------------------------------------------------------------------

YOUR GUARANTEED AMOUNT WILL NOT CHANGE DURING THE GUARANTEE PERIOD AS LONG AS YOU REINVEST ALL YOUR DIVIDENDS AND DISTRIBUTIONS AND MAKE NO WITHDRAWALS PRIOR TO THE GUARANTEE MATURITY DATE.

REDEMPTIONS OF SHARES DURING THE GUARANTEE PERIOD WILL DECREASE THE GUARANTEED AMOUNT TO WHICH A SHAREHOLDER IS ENTITLED. If a shareholder redeems shares in the Fund, he or she will then hold fewer shares at the then current Guarantee per Share, thereby reducing the Guaranteed Amount for the shareholder. Redemptions made from the Fund prior to the Guarantee Maturity Date will be made at NAV, which may be higher or lower than the NAV at the inception of the Guarantee Period. For certain shareholders, redemptions made prior to the Guarantee Maturity Date may also be subject to a CDSC.

THE GUARANTEE PER SHARE WILL DECLINE AS DIVIDENDS AND DISTRIBUTIONS ARE MADE TO SHAREHOLDERS. If a shareholder automatically reinvests dividends and distributions in the Fund, he or she will hold a greater number of shares at a reduced Guarantee per Share following payment of a dividend or distribution. The result would be to preserve the Guaranteed Amount he or she was entitled to before the dividend or distribution was made. If a shareholder instead elects to receive any dividends or distributions in cash, he or she will hold the same number of shares at the reduced Guarantee per Share following payment of a dividend or distribution. This will reduce the Guaranteed Amount that such shareholder was entitled to before the dividend or distribution was made.

EXAMPLE. Assume you reinvest your dividends and distributions. The number of shares you own in the Fund will increase at each declaration date. Although the number of shares in your account increases, and the Guarantee per Share decreases, your Guaranteed Amount does not change.

Using our example, assume it is now December 11th and the Fund declares a dividend of $0.15 per share. Also, assume that the Class A NAV is $11.25 per share at the end of the day on December 11th.

To recalculate your Guarantee per Share:

1. Determine the value of your dividend. Your total dividend will equal the per share dividend multiplied by the number of shares you own the day before the dividend is declared. In our example, we will multiply 1,905 shares by $0.15 per share to arrive at $285.75.

2. Determine the number of shares that will get added to your account when your dividend is reinvested. Your additional shares equal the value of your dividend by the ending NAV per share on the day the dividend was declared. In our case, $285.75 divided by $11.25 or 25.400 shares.

3. Adjust your account for your additional shares. Add 1,905 and 25.400 to arrive at your new share balance of 1,930.400.

4. Determine your new Guarantee per Share. Take your original Guaranteed Amount and divide by your new share balance. Using our example, divide $19.088.10 by 1,930.400 shares to arrive at the new Guarantee per Share of $9.8882.

5. YOUR GUARANTEED AMOUNT STILL EQUALS $19,088.10.

This calculation is repeated every time the Fund declares a dividend or pays a distribution. Although shareholders can perform this calculation themselves, the Fund will recalculate the Guarantee per Share for each class of shares whenever the Fund declares a dividend. Shareholders will be informed of the new Guarantee per Share, but they can obtain this information at any time by calling [1-800-367-7732.]

The Fund's Guarantee is backed by a financial guarantee from MBIA. The Fund will pay to MBIA a fee equal to 0.33% of the average daily net assets of the Fund during the Guarantee Period for providing the financial guarantee insurance policy.

The terms of the Financial Guarantee Agreement prescribe the manner in which the Fund must be managed during the Guarantee Period. Accordingly, the Financial Guarantee Agreement could limit Aeltus' ability to alter the management of the Fund during the Guarantee Period in response to changing market conditions.

See "Tax Information -- Taxes in Relation to the Financial Guarantee" for additional details regarding the financial guarantee.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            More Information About Risks       7

SHAREHOLDER
GUIDE                                                     CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

ING PURCHASE OPTIONS

The Fund is currently closed to new investors. If you opened an account through your investment professional, he or she will guide you through the process of investing in the Fund. If you invested through a retirement plan please refer to your plan materials.

Generally, you may select from two classes of shares: Class A and Class B.

CLASS A

- Front-end sales charge, as described on the next page.

- Distribution and service (12b-1) fee of 0.25%.

CLASS B

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A CDSC (if you sell your shares prior to the Guarantee Maturity Date), as described on the next page.*

- Automatic conversion to Class A at the end of the Guarantee Period, thus reducing future annual expenses.

You should be aware that the ongoing annual expenses along with the initial sales charge or the CDSC associated with each class of shares will impact your investment. For example, the front-end sales charge for Class A shares will reduce your Guaranteed Amount by the amount of the sales charge. In addition, the relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B shares pay lower dividends and may have a lower net asset value than Class A shares.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

To pay for the cost of promoting the Fund and for servicing your shareholder account, each class of the Fund has adopted a distribution and shareholder services plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, which requires fees to be paid out of the assets of each class, as applicable. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.

------------------

* Investors who exchange shares of the Fund for shares of other ING Funds will be subject to the other Fund's CDSC schedule which may mean that their CDSC will extend beyond the Guarantee Maturity Date.


 8      Shareholder Guide

                                                                     SHAREHOLDER
CHOOSING A SHARE CLASS                                                     GUIDE
--------------------------------------------------------------------------------

SALES CHARGE CALCULATION

CLASS A

Class A shares of the Fund are sold subject to the following sales charge:

                            AS A % OF THE    AS A % OF NET
YOUR INVESTMENT             OFFERING PRICE    ASSET VALUE
 Less than $50,000               4.75            4.99
 $50,000 - $99,999               4.50            4.71
 $100,000 - $249,999             3.50            3.63
 $250,000 - $499,999             2.50            2.56
 $500,000 - $1,000,000           2.00            2.04
 $1,000,000 and over                  See below

INVESTMENTS OF $1 MILLION OR MORE. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, the shares may be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of purchase, as follows:

                                       PERIOD DURING WHICH
YOUR INVESTMENT                 CDSC      CDSC APPLIES
 $1,000,000 - $2,999,999        1.00%    1st Year
                                0.50     2nd Year
 $3,000,000 - $19,999,999       0.50      2 Years
 $20,000,000 and over           0.25      2 Years

The CDSC on Class A shares will only apply to shares for which a finders' fee is paid to investment professionals pursuant to a distribution agreement with the Fund's principal underwriter.

CLASS B

Class B shares are offered at their NAV per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell during the Guarantee Period. The amount of the CDSC is based on the lesser of the NAV of the shares at the time of purchase or redemption. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions.

The table below shows the applicable CDSC based on the time invested.

REDEMPTION DURING                                        CDSC
 Offering Phase and 1st year of Guarantee Period            5%
 2nd year of Guarantee Period                               4
 3rd year of Guarantee Period                               3
 4th year of Guarantee Period                               3
 5th year of Guarantee Period                               2
 After Guarantee Period                                  None

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCED SALES CHARGES. You may reduce the initial sales charge on a purchase of Class A shares of the Fund by combining multiple purchases of any of the ING Funds (other than ING Aeltus Money Market Fund) which offers Class A shares to take advantage of the breakpoints in the sales charge schedules. You may do this by:

- LETTER OF INTENT -- lets you purchase shares over a 13 month period and pay the same sales charge as if the shares had all been purchased at once.

- RIGHTS OF ACCUMULATION -- lets you add the value of shares you already own to the amount of your next purchase for purposes of calculating the sales charge.

See the Account Application or the SAI for details, or contact your financial representative or the Shareholder Servicing Agent for more information.

CDSC WAIVERS. If you notify the Transfer Agent at the time of redemption, the CDSC for each Class will be waived in the following cases:

- Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

- Mandatory distributions from a tax-deferred retirement plan or an IRA.

If you think you may be eligible for a CDSC waiver, contact your financial representative or the Shareholder Servicing Agent.

SALES CHARGE WAIVERS. In addition to the sales charge waiver based on investment size, Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Servicing Agent, or see the SAI.

HOW TO PURCHASE SHARES

The Fund is currently closed to new investors. Please contact your investment professional or consult your plan materials regarding the purchase of Fund shares.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       Shareholder Guide       9

SHAREHOLDER
GUIDE                                                       HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

You may redeem shares using the table
on the right.

FUND SHARES MAY BE REDEEMED BY
SHAREHOLDERS PRIOR TO THE GUARANTEE
MATURITY DATE. HOWEVER, REDEMPTIONS
MADE FOR ANY REASON PRIOR TO THE
GUARANTEE MATURITY DATE WILL BE MADE
AT NAV AND ARE NOT ELIGIBLE FOR THE
GUARANTEE. MOREOVER, REDEMPTIONS MAY
BE SUBJECT TO A CDSC.

Under unusual circumstances, the Fund
may suspend the right of redemption
as allowed by federal securities
laws.

SYSTEMATIC WITHDRAWAL PLAN

During the Index Plus LargeCap
Period, you may elect to make
periodic withdrawals from your
account on a regular basis.

- Your account must have a current
  value of at least $10,000.

- Minimum withdrawal amount is $100.

- You may choose from monthly,
  quarterly, semi-annual or annual
  payments.

For additional information, contact
the Shareholder Servicing Agent, see
the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed
will be made within three days after
receipt by the Transfer Agent of a
written request in good order. The
Fund has the right to take up to
seven days to pay your redemption
proceeds, and may postpone payment
longer in the event of an economic
emergency as determined by the U.S.
Securities and Exchange Commission.
When you place a request to redeem
shares for which the purchase money
has not yet been collected, the
request will be executed at the next
determined net asset value, but the
Fund will not release the proceeds
until your purchase payment clears.
This may take up to 15 days or more.
To reduce such delays, purchases
should be made by bank wire or
federal funds.

The Fund normally intends to pay in
cash for all shares redeemed, but
under abnormal conditions that make
payment in cash unwise, the Fund may
make payment wholly or partly in
securities at their then current
market value equal to the redemption
price. In such case, the Fund could
elect to make payment in securities
for redemptions in excess of $250,000
or 1% of its net assets during any
90-day period for any one
shareholder. An investor may incur
brokerage costs in converting such
securities to cash.

                                                                      Method                           Procedures
                                                               BY CONTACTING YOUR       You may redeem shares by contacting your
                                                               INVESTMENT               investment professional. Investment
                                                               PROFESSIONAL             professionals may charge for their
                                                                                        services in connection with your
                                                                                        redemption request, but neither the Fund
                                                                                        nor the Distributor imposes any such
                                                                                        charge.
                                                               BY MAIL                  Send a written request specifying the
                                                                                        Fund name and share class, your account
                                                                                        number, the name(s) in which the account
                                                                                        is registered, and the dollar value or
                                                                                        number of shares you wish to redeem to:
                                                                                        ING Funds
                                                                                        P.O. Box 219368
                                                                                        Kansas City, MO 64121-9368
                                                                                        If certified shares have been issued, the
                                                                                        certificate must accompany the written
                                                                                        request. Corporate investors and other
                                                                                        associations must have an appropriate
                                                                                        certification on file authorizing
                                                                                        redemptions. A suggested form of such
                                                                                        certificate is provided on the Account
                                                                                        Application. A signature guarantee may be
                                                                                        required.
                                                               BY TELEPHONE --          You may redeem shares by telephone on all
                                                               EXPEDITED REDEMPTION     accounts other than retirement accounts,
                                                                                        unless you check the box on the Account
                                                                                        Application which signifies that you do
                                                                                        not wish to use telephone redemptions. To
                                                                                        redeem by telephone, call the Shareholder
                                                                                        Servicing Agent at (800) 992-0180.
                                                                                        RECEIVING PROCEEDS BY CHECK:
                                                                                        You may have redemption proceeds (up to a
                                                                                        maximum of $100,000) mailed to an address
                                                                                        which has been on record with ING Funds
                                                                                        for at least 30 days.
                                                                                        RECEIVING PROCEEDS BY WIRE:
                                                                                        You may have redemption proceeds (subject
                                                                                        to a minimum of $5,000) wired to your
                                                                                        pre-designated bank account. You will not
                                                                                        be able to receive redemption proceeds by
                                                                                        wire unless you check the box on the
                                                                                        Account Application which signifies that
                                                                                        you wish to receive redemption proceeds
                                                                                        by wire and attach a voided check. Under
                                                                                        normal circumstances, proceeds will be
                                                                                        transmitted to your bank on the business
                                                                                        day following receipt of your
                                                                                        instructions, provided redemptions may be
                                                                                        made. In the event that share
                                                                                        certificates have been issued, you may
                                                                                        not request a wire redemption by
                                                                                        telephone.


 10      Shareholder Guide

                                                                     SHAREHOLDER
TRANSACTION POLICIES                                                       GUIDE
--------------------------------------------------------------------------------

NET ASSET VALUE

The NAV per share for each class of the Fund is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The New York Stock Exchange is closed on weekends and most major holidays. The NAV per share of each class of the Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less at the date of acquisition are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

PRICE OF SHARES

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange shares of the Fund for shares of the same class of any other ING Fund, except for the ING Lexington Money Market Trust and ING Corporate Leader Trust Fund, during the Index Plus LargeCap Period without paying any additional sales charge, except that Class A shares of ING Aeltus Money Market Fund and ING Classic Money Market Fund for which no sales charge was paid must pay the applicable sales load on an exchange into Class A shares of another ING Fund. Shares subject to a CDSC will continue to age from the date the original shares were purchased. You should review the prospectus of the ING Fund you intend to exchange into before exchanging your shares.

When you exchange Class B shares of the Fund prior to the Guarantee Maturity Date for Class B shares in another ING Fund, you will be subject to the CDSC schedule of that ING Fund, but the CDSC will be calculated from the date of your original purchase. If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. Investors exercising the exchange privilege with ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       11

SHAREHOLDER
GUIDE                                                       TRANSACTION POLICIES
--------------------------------------------------------------------------------

or any other ING Fund prospectus by calling (800) [992-0180].

The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Fund is intended for long-term investment and not as a short-term trading vehicle. The Adviser may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.

You will automatically have the ability to request an exchange by calling the Shareholder Servicing Agent unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. The Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

ACCOUNT ACCESS

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at [www.pilgrimfunds.com], or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Service Representative you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a shareholder servicing agent at (800) 992-0180 [select option 1], or see the privacy policy that accompanies this prospectus.


 12      Shareholder Guide

ADVISER
AND SUB-ADVISER                                           MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ING INVESTMENTS, LLC, a Delaware limited liability company (ING or Adviser), serves as the investment adviser to the Fund. ING has overall responsibility for the management of the Fund. ING provides or oversees all investment advisory and portfolio management services for the Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

Organized in December 1994, ING is registered as an investment adviser. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) (ING Group). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.

As of December 31, 2001, ING Pilgrim managed over $[    ] billion in assets.

ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

For its services, ING is entitled to receive an advisory fee as set forth below. The advisory fee is expressed as an annual rate based on the average daily net assets of the Fund.

Guarantee Period                                         0.65%
Index Plus LargeCap Period                               0.45%

ING has engaged Aeltus Investment Management, Inc., a Connecticut corporation (Aeltus or Sub-Adviser), to serve as the investment sub-adviser to the Fund's portfolio. Aeltus is responsible for managing the assets of the Fund in accordance with its investment objectives and policies, subject to oversight by ING.

Founded in 1972, Aeltus is registered as an investment adviser. Aeltus is an indirect wholly-owned subsidiary of ING Group, and is an affiliate of ING. Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of December 31, 2001, Aeltus managed over $[    ] billion in assets.

Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3602.

For its services, Aeltus is entitled to receive a sub-advisory fee as set forth below. The sub-advisory fee is expressed as an annual rate based on the average daily net assets of the Fund.

Guarantee Period                                         0.293%
Index Plus LargeCap Period                               0.203%

PORTFOLIO MANAGEMENT DURING THE GUARANTEE PERIOD

ASSET ALLOCATION. Mary Ann Fernandez, Senior Vice President, Aeltus, serves as strategist for the Fund and is responsible for overseeing the overall Fund strategy and the allocation of Fund assets between the Equity and Fixed components. Ms. Fernandez joined Aeltus in 1996 as Vice President of product development and is currently serving as a Portfolio Specialist, assisting in the management and marketing of certain equity strategies managed by Aeltus. Previously, Ms. Fernandez was employed as Managing Director in the Real Estate Investment Group of Aetna Inc.

EQUITY COMPONENT. Hugh T. M. Whelan, Portfolio Manager, Aeltus, co-manages the Equity Component. Mr. Whelan has been serving as a quantitative equity analyst since 1999. Previously, Mr. Whelan served as an analyst in Aeltus' fixed income group since 1994.

Douglas E. Cote, Portfolio Manager, Aeltus, co-manages the Equity Component. Mr. Cote has been serving as a quantitative equity analyst since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for Aeltus' equity department.

FIXED COMPONENT. The Fixed Component is managed by a team of Aeltus fixed-income specialists led by Steven Huber. Mr. Huber has led this team since February 2001, which consists of specialists in each fixed income asset class. Mr. Huber is also responsible for investment management of all of Aeltus' fixed-income portfolios, including institutional and mutual fund portfolios and has over 14 years experience in fixed-income investments.

PORTFOLIO MANAGEMENT DURING THE INDEX PLUS LARGECAP PERIOD

It is anticipated that Messrs. Whelan and Cote will have primary responsibility for management the Fund during the Index Plus LargeCap Period.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 Management of the Fund       13

DIVIDENDS,
DISTRIBUTIONS
AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

Dividends are declared and paid annually. Capital gains distributions, if any, are paid on an annual basis in December. To comply with federal tax regulations, the Fund may also pay an additional capital gains distribution, usually in June. Both income dividends and capital gains distributions are paid by the Fund on a per share basis. As a result, at the time of a payment, the share price (or NAV per share) and the Guarantee per Share of the Fund will be reduced by the amount of the payment.

DIVIDEND REINVESTMENT

Unless you instruct the Fund otherwise, dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund. An election to have all dividends and distributions invested in another Pilgrim Fund or paid in cash will reduce the Guarantee as described above. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class A, B or C shares of the Fund invested in another Pilgrim Fund which offers the same class shares.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if the Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by the Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

The asset allocation process may result in the realization of additional gains. It may also result in a larger portion of any net gains being treated as short-term capital gains, which would be taxed as ordinary income when distributed to shareholders. As noted above, distributions of any gains and income will be taxable to shareholders even if such distributions are reinvested in Fund shares. Shareholders may receive taxable distributions of income from investments included in the Fixed Component even in situations where the Fund has capital losses from investments in the Equity Component.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 30% (in 2002 and 2003) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

TAXES IN RELATION TO THE FINANCIAL GUARANTEE. Should it be necessary for MBIA to make a payment to the Fund, this payment will likely be considered a capital gain to the Fund. Such gain would have to be distributed except to the extent that it may be offset by any allowable capital losses.


 14      Dividends, Distributions and Taxes

                                                                       FINANCIAL
                                                                      HIGHLIGHTS
--------------------------------------------------------------------------------

These highlights are intended to help you understand the Fund's performance since its commencement of operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information in this table has been audited by KPMG LLP, independent auditors, whose report, along with the Fund's financial statement, are included in the Fund's annual report, which is available upon request.

(for one outstanding share throughout each period)

                                                CLASS A                               CLASS B
                                  -----------------------------------   ------------------------------------
                                                       PERIOD FROM                            PERIOD FROM
                                                     OCTOBER 2, 2000                        OCTOBER 2, 2000
                                                     (COMMENCEMENT OF                       (COMMENCEMENT OF
                                     YEAR ENDED       OPERATIONS) TO       YEAR ENDED        OPERATIONS) TO
                                  OCTOBER 31, 2001   OCTOBER 31, 2000   OCTOBER 31, 2001    OCTOBER 31, 2000
                                  ----------------   ----------------   ----------------    ----------------
Net asset value, beginning of
  period........................                          $10.00                                $ 10.00
                                                          ------                                -------
INCOME FROM INVESTMENT
  OPERATIONS:
    Net investment income.......                            0.03(++)                               0.02(++)
                                                          ------                                -------
         Total from investment
           operations...........                            0.03                                   0.02
                                                          ------                                -------
Net asset value, end of
  period........................                          $10.03                                $ 10.02
                                                          ======                                =======
Total return*...................           --                 --                                     --
Net assets, end of period
  (000's).......................                          $2,585                                $17,575
Ratio of net investment expenses
  to average net assets.........                            0.59%(1)                               1.31%(1)
Ratio of net investment income
  to average net assets.........                            4.05%(1)                               3.33%(1)
Ratio of expenses before
  reimbursement and waiver to
  average net assets............                            6.35%(1)                               7.06%(1)

* IPPF is in its Accumulation Period. Total return will start to be calculated on December 1, 2000, the first day of the Guarantee Period.

(1) Annualized.

(++)  Per share data calculated using the SEC method.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   Financial Highlights       15

ADDITIONAL
INFORMATION
--------------------------------------------------------------------------------

The SAI, which is incorporated by reference into this Prospectus, contains additional information about the Fund. The Fund's most recent annual and semiannual reports also contain information about the Fund's investments, as well as a discussion of the market conditions and investment strategies that significantly affected their performance.

You may request free of charge the current SAI or the most recent annual or semiannual reports, or other information about the Fund, by calling 1-800-992-0180 or writing to:

ING Funds Services LLC
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

The SEC also makes available to the public reports and information about the Fund. Certain reports and information, including the SAI, are available on the Edgar Database on the SEC's web site (http://www.sec.gov) or at the SEC's public reference room in Washington, D.C. You may call 1-202-942-8090 to get information on the operations of the public reference room. You may obtain copies of reports and other information about the Fund, after paying a duplicating fee, by sending an e-mail request to: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-6352.


 16      Additional Information

BROKERAGE CASH RESERVES

PROSPECTUS


March [___], 2002


Brokerage Cash Reserves (Fund) is a series of Aetna Series Fund, Inc. (Company), an open-end investment company.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Anyone who represents to the contrary has committed a criminal offense.

                                TABLE OF CONTENTS


THE FUND'S INVESTMENTS                                                      1

    INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS         1

FUND EXPENSES                                                               3

MANAGEMENT OF THE FUND                                                      4

INVESTMENTS IN AND REDEMPTIONS FROM THE FUND                                5

DIVIDENDS AND DISTRIBUTIONS                                                 6

TAX INFORMATION                                                             6

FINANCIAL HIGHLIGHTS                                                        7

OTHER CONSIDERATIONS                                                        8

ADDITIONAL INFORMATION                                                      8

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT OBJECTIVE Seeks to provide HIGH CURRENT RETURN, CONSISTENT WITH PRESERVATION OF CAPITAL AND LIQUIDITY, through investment in high-quality money market instruments.


PRINCIPAL INVESTMENT STRATEGIES The Fund invests in a diversified portfolio of high-quality fixed income securities denominated in U.S. dollars, with short remaining maturities. These securities include U.S. Government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. Government agencies), corporate debt securities, commercial paper, asset backed securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by Aeltus Investment Management, Inc. (Aeltus), the Fund's investment sub-adviser, to be of comparable quality. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less.


PRINCIPAL RISKS ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY ANY FINANCIAL INSTITUTION, THE FDIC OR ANY OTHER GOVERNMENT AGENCY. Also, a weak economy, strong equity markets and changes by the Federal Reserve in its monetary policies all could affect short-term interest rates and therefore the value and yield of the Fund's shares. Risks also include adverse changes in the actual or perceived creditworthiness of issuers and adverse changes in the economic or political environment.

                             INVESTMENT PERFORMANCE

                                  [BAR CHART]

                                         YEAR ENDED DECEMBER 31,
                                        2000                 2001
YEAR-BY-YEAR TOTAL RETURN               5.69%                [TO COME]


- Best Quarter:
fourth quarter 2000, up 1.47%

- Worst Quarter:
fourth quarter 1999, up 1.26%

                                                                AS OF DECEMBER 31, 2001
                                                                         5 YEARS               10 YEARS
  AVERAGE ANNUAL TOTAL RETURNS                      1 YEAR        (OR LIFE OF FUND)(1)     (OR LIFE OF FUND)
  Brokerage Cash Reserves                            %[ ]                 [ ]                     N/A

  Money Fund Report Averages (TM)/All Taxable        %[ ]                 [ ](3)                  N/A
  Index (reflects no deduction for
  fees, expenses or taxes (2)

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.


The performance table above provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance - Money Fund Report Averages(TM)/All Taxable Index.

----------
(1) Brokerage Cash Reserves commenced operations on September 7, 1999.

(2) The Money Fund Report Averages(TM)/All Taxable Index is an average of the returns of more than 250 money market mutual funds surveyed each month by iMoneyNet, Inc.

(3) The Money Fund Report Averages(TM)/All Taxable Index return is____% for the period beginning September 7, 1999 (inception date of the Fund).


To obtain current yield information, please contact 1-800-992-0180.

                                  FUND EXPENSES


The following table describes Fund expenses. Shareholder Fees are paid directly by shareholders. Annual Fund Operating Expenses (expressed as a percentage of the Fund's average daily net assets) are deducted from Fund assets every year, and are thus paid indirectly by all Fund shareholders.

                                SHAREHOLDER FEES
                    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load) on Purchases                                None

Maximum Deferred Sales Charge (Load)                                    None

                         ANNUAL FUND OPERATING EXPENSES
                  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fee                                                          0.20%

Distribution and Service (12b-1) Fees                                   0.65%

Other Expenses(1)                                                       0.18%
                                                                        -----

Total Operating Expenses                                                1.03%

Fee Waiver and/or Expense Reimbursement(2)                              0.08%
                                                                        -----

Net Expenses                                                            0.95%
                                                                        =====

(1) An administrative services fee of 0.10% is included in Other Expenses.


(2) ING Investments, LLC (ING), the investment adviser to the Fund, has entered into a written expense limitation agreement with the Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING within three years. The amount of the Fund's expenses waived or reimbursed during the last fiscal year by the investment adviser is shown under the heading Fee Waiver and/or Expense Reimbursements. The expense limit will continue through at least December 31, 2002. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the adviser provides written notice of the termination of the expense limitation agreement at least 30 days prior to the end of the then current term or upon termination of the investment management agreement.

EXAMPLE

The following example is designed to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Using the annual fund operating expenses percentages above, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:

1 Year*               3 Years*                5 Years*               10 Years*
   $                      $                       $                      $

*ING is contractually obligated to waive fees and/or reimburse expenses as stated above. The figures in the example reflect this waiver/reimbursement.


THIS EXAMPLE SHOULD NOT BE CONSIDERED AN INDICATION OF PRIOR OR FUTURE EXPENSES. ACTUAL EXPENSES FOR THE CURRENT YEAR MAY VARY FROM THOSE SHOWN.

Long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the NASD, because of the distribution and shareholder service (12b-1) fees.

DISTRIBUTION AND SERVICE (12b-1) FEE The Fund has adopted a Distribution and Shareholder Services Plan that allows the Fund to pay a fee, at the annual rate of 0.65% of the average daily net assets of the Fund's shares, for the sale and distribution of Fund shares. The 12b-1 fee is paid out of Fund assets on an ongoing basis, and as a result, over time, this fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The distribution and shareholder services (12b-1) fee is used to compensate investment professionals who sell Fund shares, to pay selling dealers and their agents for servicing of and recordkeeping for shareholder accounts.


                             MANAGEMENT OF THE FUND

ING Investments, LLC (ING) a Delaware limited liability company, serves as the investment adviser to the Fund. ING has overall responsibility for the management of the Fund. ING provides or oversees all investment advisory and portfolio management services for the Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

Organized in December 1994, ING is registered as an investment adviser. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) (ING Group). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.

As of _____________, 200_, ING managed over $____ billion in assets

ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ADVISORY FEES For the year ended October 31, 2001, an aggregate fee of 0.15% of the Fund's average net assets was paid to the Fund's investment adviser. That fee reflects the fee waiver and expense reimbursement. See the Fund Operating Expense table for the advisory fee (Management Fee) the investment adviser is entitled to receive.

SUB-ADVISER

ING has engaged Aeltus, a Connecticut corporation to serve as the Subadviser to the Fund. Aeltus is responsible for managing the assets of the Fund in accordance with the Fund's investment objectives and policies, subject to oversight by ING.

Founded in 1972, Aeltus is registered as an investment adviser. Aeltus is an indirect wholly owned subsidiary of ING Group, and is an affiliate of ING. Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of December 31, 2001, Aeltus managed over $___ billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3602.

                  INVESTMENTS IN AND REDEMPTIONS FROM THE FUND


The Fund is utilized as a sweep account for various brokerage firms.

PURCHASE OF SHARES BY SWEEP Your brokerage account will be coded to sweep cash balances into shares of the Fund. There is a $1,000 minimum initial investment. Free credit balances arising in your brokerage account from check deposits, dividend payments, interest payments and other credits will be invested in the Fund on the business day after posting. Free credit balances arising from the sale of securities will be invested into the Fund on the business day following settlement. Your broker will, however, hold back and not invest in the Fund sufficient monies to pay for security purchases that have not yet settled.

REDEMPTIONS

BY CHECKWRITING - Your brokerage firm will provide a checkbook from which you may write checks made payable to any payee in any amount of $100 or more. The maximum amount that a check may be written for will depend upon the value of your Fund shares, other available cash in your brokerage account, and the available margin loan value of securities in your brokerage account if your brokerage account is established as a margin account. In order to establish checkwriting you must complete a signature card which you can obtain from your Account Executive, Registered Representative or Financial Advisor. There is no separate charge imposed by the Fund for the checkwriting service. The checkwriting service enables you to receive the daily dividends declared on the Fund shares through the day that your check is presented for payment.

BY SWEEP - A sufficient number of shares will be redeemed automatically on settlement date to pay for all securities transactions. A sufficient number of shares will also be redeemed to satisfy any withdrawals or debits posted to the brokerage account.


Generally, orders that are received by the Fund's transfer agent before 2:00 p.m. (eastern time) will be processed at the Net Asset Value (NAV) calculated that business day. Orders received after 2:00 p.m. (eastern time) will be processed at the NAV calculated on the following business day.

NET ASSET VALUE Shares are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV of each Fund is determined as of 2:00 p.m. (eastern time) on each day that the New York Stock Exchange is open for regular trading (business day). In calculating the NAV, the securities held by the Fund are valued using amortized cost.


Once your redemption request is received in proper form by the Fund's transfer agent, the Fund normally will send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect a Fund, the Fund may defer distribution for up to seven days or a longer period if permitted.

ADDITIONAL INFORMATION For more information on the purchase and redemption of Fund shares, see the Statement of Additional Information (SAI).

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS A distribution from net income of the Fund is declared each business day at 2:00 p.m. (eastern time) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder's account at the close of business. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs. Capital gains distributions, if any, are paid on an annual basis in December. To comply with federal tax regulations, the Fund may also pay an additional capital gains distribution, usually in June.

Fund shares begin to accrue dividends the business day they are purchased. A redemption of Fund shares will include dividends declared through the business day prior to the redemption date.

Both income dividends and capital gains distributions, if any, are paid by the Fund on a per share basis.


                                TAX INFORMATION

- In general, dividends and short-term capital gains distributions you receive from the Fund are taxable as ordinary income. This is true even though your distributions are being reinvested.

- Distributions of other capital gains generally are taxable as capital gains.

-   Ordinary income and capital gains are taxed at different rates.

- The rates that you will pay on capital gains distributions will depend on how long the Fund holds its portfolio securities.

Every year, you will be sent information detailing the amount of ordinary income and capital gains distributed to you for the previous year. You should consult your tax professional for assistance in evaluating the tax implications of investing in the Fund.

BACKUP WITHHOLDING By law, 31% of your distributions and proceeds must be withheld if you have not provided complete, correct taxpayer information to the Fund or your broker-dealer.

                              FINANCIAL HIGHLIGHTS

These highlights are intended to help you understand the Fund's performance since commencement of operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information in this table has been audited by KPMG LLP, independent auditors, whose report, along with the Fund's Financial Statements, are included in the Fund's Annual Report, which is available upon request.

                                                                                                             Period From
                                                                                                          September 7, 1999
                                                                                                          (Commencement of
                                                            Year Ended             Year Ended              Operations) to
                                                           October 31,            October 31,               October 31,
                                                               2001                   2000                      1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $   1.00                 $   1.00
                                                                                   --------                 --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                                  0.05++                   0.01+
                                                                                   --------                 --------

    Total income from investment operations                                            0.05                     0.01
                                                                                   --------                 --------
LESS DISTRIBUTIONS:
From net investment income                                                            (0.05)                   (0.01)
                                                                                   --------                 --------
    Total distributions                                                               (0.05)                   (0.01)
                                                                                   --------                 --------

Net asset value, end of period                                                     $   1.00                 $   1.00
                                                                                   ========                 ========

Total return                                                                           5.56%                    0.70%
Net assets, end of period (000's)                                                  $314,936                 $277,611
Ratio of net investment expenses to average
  net assets                                                                           0.95%                    0.95%(1)
Ratio of net investment income to
  average net assets                                                                   5.45%                    4.62%(1)
Ratio of expenses before
  reimbursement and waiver to
  average net assets                                                                   1.03%                    1.22%(1)

(1) Annualized.

++Per share data calculated using the SEC method.

+Per share data calculated using weighted average number of shares outstanding throughout the period.

                              OTHER CONSIDERATIONS

In addition to the principal investments and strategies described on the previous pages, the Fund may also invest in other securities, engage in other practices, and be subject to additional risks, as discussed in the SAI.

                             ADDITIONAL INFORMATION

The SAI, which is incorporated by reference into this Prospectus, contains additional information about the Fund. The Fund's most recent annual and semi-annual reports also contain information about the Fund's investments, as well as a discussion of the market conditions and investment strategies that significantly affected its performance during the past fiscal period.


You may request free of charge the current SAI or the most recent annual and semi-annual reports, or other information about the Fund, by calling 1-800-[____________] or writing to:

ING Funds, LLC
7337 Doubletree Ranch Road
Scottsdale, AZ 85258-2034


The SEC also makes available to the public reports and information about the Fund. Certain reports and information, including the SAI, are available on the EDGAR Database on the SEC's web site (http://www.sec.gov) or at the SEC's public reference room in Washington, D.C. You may call 1-202-942-8090 to get information about the operations of the public reference room. You may obtain copies of reports and other information about the Fund, after paying a duplicating fee, by sending an e-mail request to: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-6352.

                     This page is intentionally left blank.

                  CLASS A, CLASS B, CLASS C AND CLASS I SHARES
                             AETNA SERIES FUND, INC.

            STATEMENT OF ADDITIONAL INFORMATION DATED MARCH __, 2002


This Statement of Additional Information (Statement) is not a Prospectus and should be read in conjunction with the Class A, Class B and Class C Prospectus and the Class I Prospectus each dated March __, 2002 for Aetna Series Fund, Inc. (Company), for the following funds (Funds). Capitalized terms not defined herein are used as defined in the Prospectuses.

CAPITAL APPRECIATION FUNDS
ING Growth Fund (Growth)
ING International Growth Fund (International Growth)
ING Small Company Fund (Small Company)
ING Value Opportunity Fund (Value Opportunity)
ING Technology Fund (Technology)

GROWTH & INCOME FUNDS
ING Balanced Fund (Balanced)
ING Growth and Income Fund (Growth and Income)

INCOME FUNDS
ING Bond Fund (Bond Fund)
ING Government Fund
ING Aeltus Money Market Fund (Money Market)

INDEX PLUS FUNDS
ING Index Plus Large Cap Fund (Index Plus Large Cap)
ING Index Plus Mid Cap Fund (Index Plus Mid Cap)
ING Index Plus Small Cap Fund (Index Plus Small Cap)

GENERATION FUNDS
ING Ascent Fund (Ascent)
ING Crossroads Fund (Crossroads)
ING Legacy Fund (Legacy)

The Funds' Financial Statements and the independent auditors' reports thereon, included in the Annual Reports, are incorporated herein by reference in this Statement. A free copy of the Annual Reports and each Prospectus is available upon request by writing to: Aetna Series Fund, Inc., 7337 Doubletree Ranch Road, Scottsdale, AZ 85258-2034, or by calling: 1-800-992-0180.

                                TABLE OF CONTENTS

ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES..........................      4
INVESTMENT TECHNIQUES AND RISK FACTORS...................................      6
DIRECTORS AND OFFICERS...................................................     21
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS...............................     28
THE INVESTMENT ADVISORY AGREEMENTS.......................................     28
THE SUBADVISORY AGREEMENTS...............................................     32
THE ADMINISTRATIVE SERVICES AGREEMENT....................................     34
CUSTODIAN................................................................     36
TRANSFER AGENT...........................................................     36
INDEPENDENT AUDITORS.....................................................     36
PRINCIPAL UNDERWRITER....................................................     36
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS......................     36
PURCHASE AND REDEMPTION OF SHARES........................................     40
BROKERAGE ALLOCATION AND TRADING POLICIES................................     43
SHAREHOLDER ACCOUNTS AND SERVICES........................................     45
NET ASSET VALUE..........................................................     46
TAX STATUS...............................................................     47
PERFORMANCE INFORMATION..................................................     48
FINANCIAL STATEMENTS.....................................................     54

                               GENERAL INFORMATION


On [March 1, 2002], the name of each Fund was changed as follows:

Old Name                                    New Name
--------                                    --------
Aetna Growth Fund                           ING Growth Fund
Aetna International Fund                    ING International Growth Fund
Aetna Small Company Fund                    ING Small Company Fund
Aetna Value Opportunity Fund                ING Value Opportunity Fund
Aetna Technology Fund                       ING Technology Fund
Aetna Balanced Fund                         ING Balanced Fund
Aetna Growth and Income Fund                ING Growth and Income Fund
Aetna Bond Fund                             ING Bond Fund
Aetna Government Fund                       ING Government Fund
Aetna Money Market Fund                     ING Aeltus Money Market Fund
Aetna Index Plus Large Cap Fund             ING Index Plus Large Cap Fund
Aetna Index Plus Mid Cap Fund               ING Index Plus Mid Cap Fund
Aetna Index Plus Small Cap Fund             ING Index Plus Small Cap Fund
Aetna Ascent Fund                           ING Ascent Fund
Aetna Crossroads Fund                       ING Crossroads Fund
Aetna Legacy Fund                           ING Legacy Fund


Incorporation The Company was incorporated under the laws of Maryland on June 17, 1991.

Series and Classes The Company currently offers multiple series, not all of which are offered through this Statement and the corresponding Prospectuses. The Board of Directors (Board) has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of each Fund currently are classified into multiple classes, not all of which are offered through this Statement. Each class of shares has the same rights, privileges and preferences, except with respect to:
(a) the effect of sales charges, if any, for each class; (b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class;
(d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class.

Capital Stock Fund shares are fully paid and nonassessable when issued. Fund shares have no preemptive or conversion rights, except that each Fund's Class B shares automatically convert to Class A shares after 8 years. Each share of a Fund has the same rights to share in dividends declared by a Fund. Upon liquidation of any Fund, shareholders in that Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Voting Rights Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares of each class held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only the interests of one Fund or one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.



Shareholder Meetings The Company is not required, and does not intend, to hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended (1940 Act). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

1940 Act Classification The Company is an open-end management investment company, as that term is defined under the 1940 Act. Each Fund is a diversified company, as that term is defined under the 1940 Act. The 1940 Act generally requires that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

As a matter of operating policy, Money Market may invest no more than 5% of its total assets in the securities of any one issuer (as determined pursuant to Rule 2a-7 under the 1940 Act), except that Money Market may invest up to 25% of its total assets in the first tier securities (as defined in Rule 2a-7) of a single issuer for a period of up to three business days. Fundamental policy number (1), as set forth below, would give Money Market the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future.

                 ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

The investment objectives and certain investment policies of each Fund are matters of fundamental policy for purposes of the 1940 Act and therefore cannot be changed without the approval of a majority of the outstanding voting securities of that Fund. This means the lesser of (a) 67% of the shares of a Fund present at a shareholders' meeting if the holders of more than 50% of the shares of that Fund then outstanding are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

As a matter of fundamental policy, a Fund will not:

(1) hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of a Fund's total assets. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction;

(2) except for Technology, concentrate its investments in any one industry, although a Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. In addition, for purposes of this restriction, for Ascent, Crossroads and Legacy (collectively referred to as the "Generation Funds"), real estate stocks will be classified as separate industries according to property type, such as apartment, retail, office and industrial. This limitation will not apply to any Fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         Additionally for Money Market, investments in the following shall not be subject to the 25% limitation: securities invested in, or repurchase agreements for, U.S. Government securities, certificates of deposit, bankers' acceptances, and securities of banks;

(3) make loans, except that, to the extent appropriate under its investment program, a Fund may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

(4) issue any senior security (as defined in the 1940 Act), except that (i) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (iii) a Fund (other than Money Market) may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to certain fundamental restrictions set forth below, a Fund may borrow money as authorized by the 1940 Act;

(5) purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, a Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or (ii) a Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if a Fund holds a security that is collateralized by an interest in real estate and the security defaults);

(6) invest in commodity contracts, except that a Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may (other than Money Market) enter into transactions in financial and index futures contracts and related options; and may enter into forward currency contracts;

(7) borrow money, except that (i) a Fund (other than Money Market) may enter into certain futures contracts and options related thereto; (ii) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (iii) for temporary emergency purposes, a Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (iv) for purposes of leveraging, a Fund (other than Money Market) may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of that Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test;

(8) act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by a Fund, that Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (1933 Act).

The Board has adopted the following other investment restrictions which may be changed by the Board and without shareholder vote. A Fund will not:

(1) except for Technology, make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in this Statement and in the Prospectuses;


(2) except for International Growth and the Generation Funds, invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof). Money Market may only purchase foreign securities or obligations that are U.S.-dollar denominated;


(3) invest in companies for the purpose of exercising control or management;

(4) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

(5) invest more than 15% (10% for Money Market, Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A under, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. ING Investments LLC, the investment adviser, shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors;

(6) invest more than 15% (10% for Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap) of the total value of its assets in high-yield bonds (securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Service, Inc. (Moody's), or, if unrated, considered by the adviser or Aeltus Investment Management, Inc. (Aeltus), the sub-adviser to each Fund other than Technology, to be of comparable quality).

Where a Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change. With respect to fundamental policy number (2), industry classifications are determined in accordance with the classifications established by S&P, a division of the McGraw-Hill Companies, except that the industry classifications for Growth are determined in accordance with the classifications established by the Frank Russell Corporation and the industry classifications for International Growth have been selected by Aeltus. Aeltus believes that the industry characteristics it has selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. Industry classifications may be changed from time to time to reflect changes in the market place.


Money Market will invest at least 95% of its total assets in high-quality securities. High-quality securities are those receiving the highest short-term credit rating by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and meet certain other conditions of Rule 2a-7 under the 1940 Act. High-quality securities may also include unrated securities if Aeltus determines the security to be of comparable quality.

The remainder of Money Market's assets will be invested in securities rated within the two highest short term rating categories by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and unrated securities if Aeltus determines the security to be of comparable quality. With respect to this group of securities, Money Market generally may not, however, invest more than 1% of the market value of its total assets or $1 million, whichever is greater, in the securities or obligations of a single issuer.

                     INVESTMENT TECHNIQUES AND RISK FACTORS

Options, Futures and Other Derivative Instruments

Each Fund (except Money Market) may use certain derivative instruments as a means of achieving its investment objective. For purposes other than hedging, a Fund (other than Money Market) will invest no more than 5% of its assets in derivatives that at the time of purchase are considered by management to involve high risk to the Fund, such as inverse floaters and interest-only and principal-only debt instruments.

Each Fund (except Money Market) may use the derivative instruments described below and in the Prospectuses. Derivatives that may be used by a Fund (other than Money Market) include forward contracts, swaps, structured notes, futures and options. Each Fund may invest up to 30% of its assets in lower risk derivatives for hedging purposes, or to gain additional exposure to certain markets for investment purposes while maintaining liquidity to meet shareholder redemptions and minimizing trading costs. Mortgage-related and asset-backed securities other than those described in the preceding paragraph, STRIPS (Separate Trading of Registered Interest and Principal of Securities) and forward exchange contracts are not subject to this 30% limitation.

The following provides additional information about those derivative instruments each Fund (except Money Market) may use.

Futures Contracts Each Fund may enter into futures contracts and options thereon subject to the restrictions described below under "Additional Restrictions on the Use of Futures and Option Contracts." A Fund may enter into futures contracts or options thereon that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Fund relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends.

Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

"Margin" is the amount of funds that must be deposited by a Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Fund's futures contracts. A margin deposit is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a Fund. These daily payments to and from a Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily net asset values, each Fund will mark-to-market the current value of its open futures contracts. Each Fund expects to earn interest income on its initial margin deposits.

When a Fund buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

A Fund can buy and write (sell) options on futures contracts. A Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of a Fund's total assets (100% in the case of Ascent and 60% in the case of Crossroads) at market value at the time of entering into a contract and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts. See "Call and Put Options" below for additional restrictions.


Call and Put Options Each Fund may purchase and write (sell) call options and put options on securities, indices and futures as discussed in the Prospectuses, subject to the restrictions described in this section and under "Additional Restrictions on the Use of Futures and Option Contracts." A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of Aeltus or Elijah Asset Management, LLC (EAM), sub-adviser to Technology).


Each Fund, except the Generation Funds, is prohibited from having written call options outstanding at any one time on more than 30% of its total assets. A Fund will not write a put if it will require more than 50% of the Fund's net assets to be designated to cover all put obligations. No Fund may buy put options if more than 3% of its assets immediately following such purchase would consist of put options. The Funds may purchase call and sell put options on equity securities only to close out positions previously opened; the Generation Funds are not subject to this restriction. No Fund will write a call option on a security unless the call is "covered" (i.e., it already owns the underlying security). Securities it "already owns" include any stock which it has the right to acquire without any additional payment, at its discretion for as long as the call remains outstanding. This restriction does not apply to the writing of calls on securities indices or futures contracts. The Funds will not write call options on when-issued securities. The Funds purchase call options on indices primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. A Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

A Fund may write calls on securities indices and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or market indices is that a Fund would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Fund's obligation might be more or less than the premium received when it originally wrote the option. Further, a Fund might occasionally not be able to close the option because of insufficient activity in the options market.

In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

If a put option is sold by a Fund, the Fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

A Fund may purchase put options when Aeltus (or EAM, in the case of Technology) believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security. The purchase of put options may be used to protect a Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The purchase of put options may also be used by the Fund when it does not hold the underlying security.

The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of that Fund. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect a closing transaction at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

Foreign Futures Contracts and Foreign Options The Funds may engage in transactions in foreign futures contracts and foreign options. Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the CFTC, the National Futures Association (NFA) nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on a U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Options on Foreign Currencies Each Fund may write and purchase calls on foreign currencies. A Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, the Fund collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to a Fund's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.

Additional Restrictions on the Use of Futures and Option Contracts CFTC regulations require that to prevent a Fund from being a commodity pool the Funds enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, each Fund expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by that Fund in the cash market. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for future contracts and premiums for options will not exceed 5% of a Fund's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

Forward Exchange Contracts Each Fund may enter into forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Fund may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. Each Fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of Aeltus (or EAM, in the case of Technology) to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Fund may experience losses or gains on both the underlying security and the cross currency hedge.

Each Fund may use forward exchange contracts to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to a Fund of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, Aeltus must evaluate the credit and performance risk of each particular counterparty under a forward contract.

Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

Swap Transactions Each Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. Swap transactions are described in the Prospectuses. A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

Mortgage-Related Debt Securities


Money Market, ING Government Fund, Bond Fund, Growth and Income, Balanced, and the Generation Funds may invest in mortgage-related debt securities, collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). Federal mortgage-related securities include obligations issued or guaranteed by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the U.S., the securities and guarantees of which are backed by the full faith and credit of the U.S. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. with Presidentially appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government.


Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Fund might be converted to cash, and the Fund could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government such as GNMA or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter the cash flow.

Asset-Backed Securities

Each Fund may invest in asset-backed securities. Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables. The payments from the collateral are generally passed through to the security holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

The collateral behind certain asset-backed securities (such as CARs and CARDs) tend to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

The coupon rate of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

STRIPS (Separate Trading of Registered Interest and Principal of Securities)

Each Fund may invest in STRIPS. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

Additional Risk Factors in Using Derivatives

In addition to any risk factors which may be described elsewhere in this section, or in the Prospectuses, the following sets forth certain information regarding the potential risks associated with a Fund's transactions in derivatives.

Risk of Imperfect Correlation A Fund's ability to hedge effectively all or a portion of its portfolio through transactions in futures, options on futures or options on securities and indexes depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the assets being hedged. If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

Potential Lack of a Liquid Secondary Market Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio, or the relevant portion thereof.

The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Risk of Predicting Interest Rate Movements Investments in futures contracts on fixed income securities and related indices involve the risk that if Aeltus' (or EAM's, in the case of Technology) judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

Trading and Position Limits Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Company does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Funds.

Counterparty Risk With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

Foreign Securities

All Funds may invest in foreign securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in exchange rates, adverse foreign political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Because the Funds (other than Money Market) may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign issuer than about a U.S. company, and foreign issuers may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. The Company might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

All these risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East, than in more established markets, such as Western Europe.

Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts (ADRs), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary Receipts (EDRs), which are similar to ADRs but may be listed and traded on a European exchange as well as in the U.S. (typically, these securities are traded on the Luxembourg exchange in Europe); and (c) Global Depositary Receipts (GDRs), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

Debt Securities

Each Fund may invest in debt securities. The value of fixed income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.


International Growth may hold up to 10% of its total assets in long-term debt securities with an S&P or Moody's rating of AA/Aa or above, or, if unrated, are considered by Aeltus to be of comparable quality. Technology may only invest in investment grade debt securities, which are debt securities with an S&P or Moody's rating of BBB/Baa or above or, if unrated, are considered by EAM to be of comparable quality. Balanced generally maintains at least 25% of its total assets in debt securities.


Repurchase Agreements

Each Fund may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards approved by the Board. Under a repurchase agreement, a Fund may acquire a debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of a Fund. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested. Repurchase agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them from a Fund. In that event, the Fund may incur (a) disposition costs in connection with liquidating the collateral, or (b) a loss if the collateral declines in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, a Fund's ability to liquidate the collateral may be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund.

Variable Rate Demand and Floating Rate Instruments

Each Fund may invest in variable rate demand and floating rate instruments. Variable rate demand instruments held by a Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days and which cannot be disposed of promptly within seven business days and in the usual course of business without taking a reduced price will be treated as illiquid securities.

High-Yield Bonds


All Funds (except International Growth, Technology, ING Government Fund and Money Market) may invest in high-yield bonds, subject to the limits described above and in the Prospectuses. High-yield bonds are fixed income securities that offer a current yield above that generally available on debt securities rated in the four highest categories by Moody's and S&P or other rating agencies, or, if unrated, are considered to be of comparable quality by Aeltus. These securities include:

(a) fixed rate corporate debt obligations (including bonds, debentures and notes) rated below Baa3 by Moody's or BBB- by S&P;

(b) preferred stocks that have yields comparable to those of high-yielding debt securities; and

(c)  any securities convertible into any of the foregoing.

Debt obligations rated below Baa3/BBB- generally involve more risk of loss of principal and income than higher-rated securities. Their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in a Fund's net asset values. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing a Fund's objectives, Aeltus seeks to identify situations in which Aeltus believes that future developments will enhance the creditworthiness and the ratings of the issuer.

Some of the risks associated with high-yield bonds include:

Sensitivity to Interest Rate and Economic Changes High-yield bonds are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds.

Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and a Fund's net asset values. Furthermore, in the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

Payment Expectations High-yield bonds present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.

Liquidity and Valuation Risks Some issuers of high-yield bonds may be traded among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

Limitations of Credit Ratings The credit ratings assigned to high-yield bonds may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, Aeltus primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of a

Fund's investment objective may be more dependent on Aeltus' own credit analysis than might be the case for a fund which does not invest in these securities.

Zero Coupon and Pay-in-Kind Securities

Each Fund may invest in zero coupon securities and all Funds (except Money Market) may invest in pay-in-kind securities. Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Fund may realize no return on its investment, because these securities do not pay cash interest.

Supranational Agencies

Each Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

Borrowing

Each Fund may borrow up to 5% of the value of its total assets from a bank for temporary or emergency purposes. The Funds may borrow for leveraging purposes only if after the borrowing, the value of the Funds' net assets including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings. Leveraging can increase the volatility of a Fund since it exaggerates the effects of changes in the value of the securities purchased with the borrowed funds. The Funds do not intend to borrow for leveraging purposes, except that they may invest in leveraged derivatives which have certain risks as outlined above.


Bank Obligations

Each Fund may invest in obligations issued by domestic or foreign banks (including banker's acceptances, commercial paper, bank notes, time deposits and certificates of deposit).

Maturity Policies

The average dollar-weighted maturity of securities in Money Market's portfolio will not exceed ninety days. In addition, all investments in Money Market's portfolio will have a maturity at the time of purchase, as defined under the federal securities laws, of 397 calendar days or less.

Equity Securities


Each Fund (except ING Government Fund and Money Market) may invest in equity securities. Equity securities are subject to a decline in the stock market or in the value of the issuing company and preferred stocks have price risk and some interest rate and credit risk.

Convertibles

All Funds (except ING Government Fund) may invest in convertible securities. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation.

Real Estate Securities

All Funds (except ING Government Fund) may invest in real estate securities, including interests in real estate investment trusts (REITs), real estate development, real estate operating companies, and companies engaged in other real estate related businesses. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern U.S., or both.


Risks of real estate securities include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include: periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; and adverse developments in the real estate industry.

Equity Securities of Smaller Companies


All Funds (except Bond Fund, ING Government Fund and Money Market) may invest in equity securities issued by U.S. companies with smaller market capitalizations. These companies may be in an early developmental stage or may be older companies entering a new stage of growth due to management changes, new technology, products or markets. The securities of small-capitalization companies may also be undervalued due to poor economic conditions, market decline or actual or unanticipated unfavorable developments affecting the companies. Securities of small-capitalization companies tend to offer greater potential for growth than securities of larger, more established issuers but there are additional risks associated with them. These risks include: limited marketability; more abrupt or erratic market movements than securities of larger capitalization companies; and less publicly available information about the company and its securities. In addition, these companies may be dependent on relatively few products or services, have limited financial resources and lack of management depth, and may have less of a track record or historical pattern of performance.




Short Sales

Technology may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which an unowned security is sold, in anticipation of a decline in the market value of that security.

To complete such a transaction, the security must be borrowed to make delivery to the buyer. The borrower (or short seller) then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold. Until the security is replaced, the borrower is required to repay the lender any dividends or interest that accrue during the period of the loan. The borrower may also be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. There are also transaction costs incurred in effecting short sales.

A loss may be incurred as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the borrowed security is replaced. A gain will be realized if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses required to be paid in connection with a short sale. An increase in the value of a security sold short over the price at which it was sold short will result in a loss, and there can be no assurance that the position may be closed out at any particular time or at an acceptable price.

Portfolio Turnover


The portfolio turnover rates for ________________________ were higher in 2001 than in 2000 primarily due to ________________________________________________.

                             DIRECTORS AND OFFICERS


         Set forth in the table below is information about each Director of the Funds. The investments and administration of the Company are under the supervision of the Board. Those Directors who are "interested persons," as defined in the 1940 Act, are indicated by an asterisk (*). Directors and officers hold the same positions with other investment companies in the same Fund Complex: ING VP Growth and Income Fund, ING VP Bond Fund, ING VP Money Market Fund, ING VP Balanced Portfolio, Inc., ING GET Fund, ING Generation Portfolios, Inc. and ING Variable Portfolios, Inc.

                                                TERM OF      PRINCIPAL                      NUMBER OF          OTHER
                                POSITION(S)     OFFICE AND   OCCUPATION(S)                PORTFOLIOS IN    DIRECTORSHIPS
NAME, ADDRESS AND AGE           HELD WITH       LENGTH OF    DURING THE                   FUND COMPLEX        HELD BY
                                FUND            TIME         PAST 5 YEARS                  OVERSEEN BY       DIRECTOR
                                                SERVED                                      DIRECTOR
---------------------------------------------------------------------------------------------------------------------------------
DIRECTORS
---------------------------------------------------------------------------------------------------------------------------------
J. SCOTT FOX*                   Director and    Since 1997   Chief Executive Officer           8
10 State House Square           President       (5 years)    (July 2001 to present),
Hartford, Connecticut                                        President (April 2001 to
Age:  47                                                     present), Director, Chief
                                                             Operating Officer (April
                                                             1994 to present), Chief
                                                             Financial Officer (April
                                                             1994 to July 2001),
                                                             Managing Director (April
                                                             1994 to April 2001),
                                                             Aeltus Investment
                                                             Management, Inc.;
                                                             Executive Vice President
                                                             (April 2001 to present),
                                                             Director, Chief Operating
                                                             Officer (February 1995 to
                                                             present), Chief Financial
                                                             Officer, Managing
                                                             Director (February 1995
                                                             to April 2001), Aeltus
                                                             Capital, Inc; Senior Vice
                                                             President - Operations,
                                                             Aetna Life Insurance and
                                                             Annuity Company, March
                                                             1997 to December 1997.
---------------------------------------------------------------------------------------------------------------------------------
JOHN G. TURNER*                 Director        Since 2001   Mr. Turner is currently a          8          Mr. Turner serves as a
7337 E. Doubletree Ranch Rd.                     (1 year)    Trustee and Vice Chairman                     member of the Board of
Scottsdale, Arizona 85258                                    of ING Americas.  Mr.                         ING Americas, Aeltus
Age:  62                                                     Turner was formerly                           Investment Management,
                                                             Chairman and Chief                            Inc., and each of the
                                                             Executive Officer of                          Pilgrim Funds.
                                                             ReliaStar Financial Corp.
                                                             and ReliaStar Life
                                                             Insurance Co.
                                                             (1993-2000); Chairman of
                                                             ReliaStar United Services
                                                             Life Insurance Company
                                                             and ReliaStar Life
                                                             Insurance Company of New
                                                             York (since 1995);
                                                             Chairman of Northern Life
                                                             Insurance Company (since
                                                             1992); Chairman and
                                                             Director/Trustee of the
                                                             Northstar affiliated
                                                             investment companies
                                                             (since October 1993). Mr.
                                                             Turner was formerly
                                                             Director of Northstar
                                                             Investment Management
                                                             Corporation and its
                                                             affiliates (1993-1999).

ALBERT E. DePRINCE, JR.         Director        Since 1998   Director, Business and             8
3029 St. Johns Drive                            (4 years)    Economic Research Center,
Murfreesboro, Tennessee                                      1999 to present, and
Age 60                                                       Professor of Economics
                                                             and Finance, Middle
                                                             Tennessee State
                                                             University, 1991 to
                                                             present.
---------------------------------------------------------------------------------------------------------------------------------
MARIA T. FIGHETTI               Director        Since 1994   Associate Commissioner             8
325 Piermont Road                               (8 years)    for Contract Management,
Closter, New Jersey                                          Health Services, New York
Age 58                                                       City Department of Mental
                                                             Health, Mental
                                                             Retardation and Alcohol
                                                             Services 1996 to present.
---------------------------------------------------------------------------------------------------------------------------------
DAVID L. GROVE                  Director        Since 1991   Private Investor;                  8
5 The Knoll                                     (11 years)   Economic/Financial
Armonk, New York                                             Consultant, December 1985
Age 83                                                       to present.
---------------------------------------------------------------------------------------------------------------------------------
SIDNEY KOCH                     Director        Since 1994   Financial Adviser, self-           8
455 East 86th Street                            (8 years)    employed, January 1993 to
New York, New York                                           present.
Age 66
---------------------------------------------------------------------------------------------------------------------------------
CORINE T. NORGAARD              Director        Since 1991   Dean of the Barney School          8
556 Wormwood Hill                               (11 years)   of Business, University
Mansfield Center, Connecticut                                of Hartford (West
Age 64                                                       Hartford, CT), August
                                                             1996 to present.
---------------------------------------------------------------------------------------------------------------------------------
RICHARD G. SCHEIDE              Director        Since 1993   Principal, LoBue                   8
11 Lily Street                                  (9 years)    Associates Inc., October
Nantucket, Massachusetts                                     1999 to present; Trust
Age 72                                                       and Private Banking
                                                             Consultant, David Ross
                                                             Palmer Consultants, July
                                                             1991 to present.
---------------------------------------------------------------------------------------------------------------------------------

OFFICERS

         Information about the Funds' officers are set forth in the table below:

    NAME, ADDRESS AND AGE              POSITIONS HELD WITH FUND          PRINCIPAL OCCUPATION(S) DURING THE LAST
                                                                                         FIVE YEARS
----------------------------------------------------------------------------------------------------------------------
JAMES M. HENNESSY                      President, Chief Executive        President and Chief Executive Officer of
7337 E. Doubletree Ranch Road          Officer, and Chief Operating      each of the Pilgrim Funds (since February
Scottsdale, Arizona  85258             Officer                           2001); Chief Operating Officer of each of
Age 52                                                                   the Pilgrim Funds (since July 2000);
                                                                         Director, President and Chief Operating
                                                                         Officer of ING Pilgrim Group, LLC, ING
                                                                         Pilgrim Investments, LLC, ING Pilgrim
                                                                         Capital Corporation, LLC. Director
                                                                         of ING Pilgrim Securities, Inc. Mr.
                                                                         Hennessy has held various other
                                                                         executive positions with ING Pilgrim
                                                                         and the Pilgrim Funds for more than
                                                                         the last 5 years.
----------------------------------------------------------------------------------------------------------------------
STANLEY D. VYNER                       Executive Vice President and      Executive Vice President of most of the
7337 E. Doubletree Ranch Road          Chief Investment Officer -        Pilgrim Funds (since July 1996).  Formerly,
Scottsdale, Arizona  85258             International Equities.           President and Chief Executive Officer of
Age 51                                                                   ING Pilgrim (August 1996 - August 2000).
----------------------------------------------------------------------------------------------------------------------
MICHAEL J. ROLAND                      Senior Vice President and         Senior Vice President and Chief Financial
7337 E. Doubletree Ranch Road          Principal Financial Officer       Officer, ING Pilgrim Group, LLC, ING
Scottsdale, Arizona  85258                                               Pilgrim and ING Pilgrim Securities, Inc.
Age 43                                                                   (since June 1998); Senior Vice President
                                                                         and Principal Financial Officer of most
                                                                         of the Pilgrim Funds. He served in same
                                                                         capacity from January 1995 - April 1997.
                                                                         Formerly, Chief Financial Officer of
                                                                         Endeavor Group (April 1997 to June 1998).
----------------------------------------------------------------------------------------------------------------------
ROBERT S. NAKA                         Senior Vice President and         Senior Vice President, ING Pilgrim (since
7337 E. Doubletree Ranch Road          Assistant Secretary               November 1999) and ING Pilgrim Group, LLC
Scottsdale, Arizona  85258                                               (since August 1999); Senior Vice President
Age 38                                                                   and Assistant Secretary of each of the
                                                                         other Pilgrim Funds.   Formerly Vice
                                                                         President, ING Pilgrim Investments, Inc.
                                                                         (April 1997 - October 1999), ING Pilgrim
                                                                         Group, Inc. (February 1997 - August 1999)
                                                                         and Assistant Vice President, ING Pilgrim
                                                                         Group, Inc. (August 1995 - February 1997).
----------------------------------------------------------------------------------------------------------------------
ROBIN L. ICHILOV                       Vice President and Treasurer      Vice President, ING Pilgrim (since August
7337 E. Doubletree Ranch Road                                            1997); Accounting Manager (since November
Scottsdale, Arizona  85258                                               1995); Vice President and Treasurer of most
Age 44                                                                   of the Pilgrim Funds.
----------------------------------------------------------------------------------------------------------------------
WAYNE F. BALTZER                       Vice President                    Vice President, Aeltus Investment
10 State House Square                                                    Management, Inc., December 2000 to present;
Hartford, Connecticut                                                    Vice President, Aeltus Capital, Inc., May
Age 58                                                                   1998 to present; Vice President, Aetna
                                                                         Investment Services, Inc., July 1993 to May
                                                                         1998.
----------------------------------------------------------------------------------------------------------------------
STEPHANIE A. DESISTO                   Vice President, Treasurer and     Senior Vice President, Mutual Fund
10 State House Square                  Chief Financial Officer           Accounting, Aeltus Investment Management,
Hartford, Connecticut                                                    Inc., April 2001 to present; Vice
Age 48                                                                   President, Mutual Fund Accounting, Aeltus
                                                                         Investment Management,

                                                                         Inc., November 1995 to April 2001.
----------------------------------------------------------------------------------------------------------------------
KIMBERLY A. ANDERSON                   Vice President and Secretary      Vice President of ING Pilgrim Group, LLC
7337 E. Doubletree Ranch Road                                            (since January 2001) and Vice President and
Scottsdale, Arizona  85258                                               Secretary of each of the Pilgrim Funds
Age 37                                                                   (since February 2001).  Formerly Assistant
                                                                         Vice President and Assistant Secretary of
                                                                         each of the Pilgrim Funds (August 1999 -
                                                                         February 2001) and Assistant Vice President
                                                                         of ING Pilgrim Group, Inc. (November 1999 -
                                                                         January 2001).  Ms. Anderson has held
                                                                         various other positions with ING Pilgrim
                                                                         Group, Inc. for more than the last five
                                                                         years.
----------------------------------------------------------------------------------------------------------------------
MICHAEL GIOFFRE                        Secretary                         Senior Vice President (April 2001 to
10 State House Square                                                    present), Counsel (July 2001 to present),
Hartford, Connecticut                                                    Secretary (July 2000 to present), and
Age 38                                                                   Assistant General Counsel (July 2000 to
                                                                         July 2001), Aeltus Investment Management,
                                                                         Inc.; Senior Vice President (April 2001 to
                                                                         present), Assistant General Counsel and
                                                                         Secretary (July 2000 to present), Aeltus
                                                                         Capital, Inc.; Counsel, Aetna Financial
                                                                         Services, Inc., May 1998 to July 2000;
                                                                         Compliance Officer, Aeltus Investment
                                                                         Management, Inc., July 1996 to May 1998.
----------------------------------------------------------------------------------------------------------------------

BOARD OF DIRECTORS

         The Board of Directors governs each Fund and is responsible for protecting the interests of shareholders. The Directors are experienced executives who oversee the [ING] Funds' activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.

         Committees

         The Board of Directors has an Audit Committee whose function is to meet with the independent auditors of each Company to review the scope of the Company's audit, it financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists Dr. DePrince, Ms. Fighetti, Dr. Grove, Mr. Koch, Ms. Norgaard and Mr. Scheide. Ms. Fighetti serves as Chairman of the Committee. The Audit Committee held two (2) meetings during the last year.

         The Board of Directors has formed a Contract Committee whose function is to consider, evaluate and make recommendations to the full Board of Directors concerning contractual arrangements with service providers to the Funds(3) and all other matters in which the investment adviser or any affiliated entity has an actual or potential conflict of interest with any Fund or its shareholders. The Contract Committee currently consists of Dr. DePrince, Ms. Fighetti, Dr. Grove, Mr. Koch, Ms. Norgaard and Mr. Scheide. Dr. DePrince serves as Chairman of the Committee. The Contract Committee held [ ] meetings during the last year.

         The Board of Directors has established a Nominating Committee for the purpose of considering and presenting to the Board of Directors candidates it proposes for nomination to fill Independent Director vacancies on the Board of Directors. The Nominating Committee currently consists of Dr. DePrince, Ms. Fighetti, Dr. Grove, Mr. Koch, Ms. Norgaard and Mr. Scheide. Ms. Norgaard serves as Chairman of the Committee. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Nominating Committee held [ ] meetings during the last year.

DIRECTOR OWNERSHIP OF SECURITIES

         Set forth below is the dollar range of equity securities owned by each Director.

                                                                                                                  AGGREGATE DOLLAR
                                                                                                                  RANGE OF EQUITY
                                                                                                                  SECURITIES IN ALL
         NAME OF DIRECTOR          DOLLAR RANGE OF EQUITY SECURITIES IN EACH COMPANY AS OF DECEMBER 31, 2001      REGISTERED
                                                                                                                  INVESTMENT
                                                                                                                  COMPANIES OVERSEEN
                                                                                                                  BY DIRECTOR IN
                                                                                                                  FAMILY OF
                                                                                                                  INVESTMENT
                                                                                                                  COMPANIES
------------------------------------------------------------------------------------------------------------------------------------
                                 ADVISORY    MUTUAL    INTERNATIONAL  MAYFLOWER    FUNDS    RUSSIA    PRECIOUS
                                  FUNDS      FUNDS         FUND         TRUST      TRUST     FUND      METALS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
Albert E. DePrince, Jr.
Maria T. Fighetti
David L. Grove
Sidney Koch
Corine T. Norgaard
Richard G. Scheide


DIRECTORS WHO ARE "INTERESTED
PERSONS"

J. Scott Fox
John G. Turner

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

         Set forth in the table below is information regarding each Independent Director's (and his immediate family members) share ownership in securities of the Funds' Investment Adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the Investment Adviser or Principal Underwriter of the Fund (not including registered investment companies.

                            NAME OF OWNERS
     NAME OF DIRECTOR      AND RELATIONSHIP                                      VALUE OF      PERCENTAGE OF
                              TO DIRECTOR       COMPANY      TITLE OF CLASS     SECURITIES         CLASS
Albert E. DePrince, Jr.
Maria T. Fighetti
David L. Grove
Sidney Koch
Corine T. Norgaard
Richard G. Scheide

DIRECTOR COMPENSATION

During the year ended October 31, 2001, members of the Board who are also directors, officers or employees of ING and its affiliates were not entitled to any compensation from the Company. For the year ended October 31, 2001, the unaffiliated members of the Board received compensation in the amounts included in the following table. None of these Directors was entitled to receive pension or retirement benefits.

                                                                     TOTAL COMPENSATION FROM THE
            NAME OF PERSON       AGGREGATE COMPENSATION FROM THE     COMPANY AND FUND COMPLEX PAID
               POSITION                      COMPANY                         TO DIRECTORS
               --------                      -------                         ------------
Albert E. DePrince, Jr.*                        $                                  $
Director, Chairperson
Contract Committee

Maria T. Fighetti*
Director, Chairperson
Audit Committee**

David L. Grove*
Director

Sidney Koch
Director

Corine Norgaard
Director, Chairperson
Nominating Committee

Richard G. Scheide
Director

* During the year ended October 31, 2001, Ms. Fighetti, Dr. Grove and Dr. DePrince deferred $______, $_____ and $_____, respectively, of their compensation from the Fund Complex.

** Ms. Fighetti replaced Mr. Scheide as Chairperson of the Audit Committee as of April 2001.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of November 30, 2001, [Aetna Life Insurance and Annuity Company (Aetna)], a Connecticut corporation, and its affiliates had the following interest in the Funds, through direct ownership or through one of ING's separate accounts:

                                                           % [Aetna] and its affiliates
                                         Class I             Class A           Class B           Class C
                                         -------             -------           -------           -------
ING Bond Fund                            57.14%               3.85%
ING Government Fund                      77.47%              13.25%
ING Index Plus Large Cap Fund            39.69%               1.30%
ING Index Plus Mid Cap Fund                                   1.68%
ING Index Plus Small Cap Fund            94.12%               2.78%
ING International Growth Fund             4.29%               1.94%
ING Aeltus Money Market Fund             47.10%               2.95%
ING Small Company Fund                   24.60%               3.27%
ING Value Opportunity Fund                                    1.83%
ING Technology Fund                                           6.80%
ING Ascent Fund                          75.01%               0.26%
ING Crossroads Fund                      73.55%               0.24%
ING Legacy Fund                          59.22%               0.22%
ING Growth Fund                          15.63%               0.74%
ING Growth and Income Fund               13.77%               0.20%
ING Balanced Fund                        23.78%               0.18%

Shares of the Funds held beneficially by [Aetna] and its affiliates are voted in the same proportion as shares held by non-[Aetna] shareholders of that Fund.

As of November 30, 2001, officers and Directors owned less than 1% of the outstanding shares of any of the Funds.

Aeltus is an indirect wholly owned subsidiary of ING Groep N.V. (ING Group). ING Group is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees. ING's principal executive offices are located at Strawinskylaan 2631, 1077 zz Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands.



                       THE INVESTMENT ADVISORY AGREEMENTS

The Company, on behalf of each Fund, has entered into investment advisory agreements (Advisory Agreements) appointing [ING Investments, LLC (ING)] as the Investment Adviser of each Fund [effective March 1, 2002]. Under the Advisory Agreements and subject to the supervision of the Board, ING has responsibility for supervising all aspects of the operations of each Fund including the selection, purchase and sale of securities. Under the Advisory Agreements, ING is given the right to delegate any or all of its obligations to a subadviser. [ING] is an indirect wholly owned subsidiary of ING Groep N.V. (ING Group). ING Group is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

The Advisory Agreements provide that [ING] is responsible for payment of all costs of its personnel, its overhead and of its employees who also serve as Directors and officers of the Company and that each Fund is responsible for payment of all other of its costs.

Advisory Fees for each Fund are allocated to a particular class on the basis of the net assets of that class in relation to the net assets of the Fund. Listed below are the Advisory Fees that ING is entitled to receive from each Fund at an annual rate based on average daily net assets of each Fund:

                                 ADVISORY FEE                 ASSETS
CAPITAL APPRECIATION FUNDS
Growth                              0.700%            On first $250 million
                                    0.650%            On next $250 million
                                    0.625%            On next $250 million
                                    0.600%            On next $1.25 billion
                                    0.550%            Over $2 billion

International Growth                0.850%            On first $250 million
                                    0.800%            On next $250 million
                                    0.775%            On next $250 million
                                    0.750%            On next $1.25 billion
                                    0.700%            Over $2 billion

Small Company                       0.850%            On first $250 million
                                    0.800%            On next $250 million
                                    0.775%            On next $250 million
                                    0.750%            On next $1.25 billion
                                    0.725%            Over $2 billion

Value Opportunity                   0.700%            On first $250 million
                                    0.650%            On next $250 million
                                    0.625%            On next $250 million
                                    0.600%            On next $1.25 billion
                                    0.550%            Over $2 billion

Technology                          1.050%            On first $500 million
                                    1.025%            On next $500 million
                                    1.000%            Over $1 billion

GROWTH & INCOME FUNDS
Balanced                            0.800%            On first $500 million
                                    0.750%            On next $500 million
                                    0.700%            On next $1 billion
                                    0.650%            Over $2 billion

Growth and Income                   0.700%            On first $250 million
                                    0.650%            On next $250 million
                                    0.625%            On next $250 million
                                    0.600%            On next $1.25 billion
                                    0.550%            Over $2 billion

INCOME FUNDS
Bond Fund                           0.500%            On first $250 million
                                    0.475%            On next $250 million
                                    0.450%            On next $250 million
                                    0.425%            On next $1.25 billion
                                    0.400%            Over $2 billion

ING Government Fund                 0.500%            On first $250 million
                                    0.475%            On next $250 million
                                    0.450%            On next $250 million
                                    0.425%            On next $1.25 billion
                                    0.400%            Over $2 billion

Aeltus Money Market                 0.400%            On first $500 million
                                    0.350%            On next $500 million
                                    0.340%            On next $1 billion
                                    0.330%            On next $1 billion
                                    0.300%            Over $3 billion

INDEX PLUS FUNDS
Index Plus Large Cap                0.450%            On first $500 million
                                    0.425%            On next $250 million
                                    0.400%            On next $1.25 billion
                                    0.375%            Over $2 billion

Index Plus Mid Cap                  0.450%            On first $500 million
                                    0.425%            On next $250 million
                                    0.400%            On next $1.25 billion
                                    0.375%            Over $2 billion

Index Plus Small Cap                0.450%            On first $500 million
                                    0.425%            On next $250 million
                                    0.400%            On next $1.25 billion
                                    0.375%            Over $2 billion

GENERATION FUNDS
Ascent Fund                         0.800%            On first $500 million
                                    0.775%            On next $500 million
                                    0.750%            On next $500 million
                                    0.725%            On next $500 million
                                    0.700%            Over $2 billion

Crossroads Fund                     0.800%            On first $500 million
                                    0.775%            On next $500 million
                                    0.750%            On next $500 million
                                    0.725%            On next $500 million
                                    0.700%            Over $2 billion

Legacy Fund                         0.800%            On first $500 million
                                    0.775%            On next $500 million
                                    0.750%            On next $500 million
                                    0.725%            On next $500 million
                                    0.700%            Over $2 billion


For the years ended October 31, 2001, October 31, 2000 and October 31, 1999, investment advisory fees were paid to Aeltus (investment adviser to the Funds prior to March 1, 2002) as follows:

Year Ended October 31, 2001

                          Total Investment                     Net Advisory
Company Name               Advisory Fees        Waiver           Fees Paid
------------               -------------        ------           ---------
Growth                      $2,018,085        $        0        $2,018,085
International Growth           951,329                 0           951,329
Small Company                2,201,853                 0         2,201,853
Value Opportunity               85,534            78,542             6,992
Technology                     120,273            98,194            22,079
Balanced                       957,802                 0           957,802
Growth and Income            3,075,068                 0         3,075,068
Bond Fund                      358,209            49,899           308,310
ING Government Fund            169,511            84,134            85,377
Money Market                 1,845,335                 0         1,845,335
Index Plus Large Cap         1,864,439             8,750         1,855,689
Index Plus Mid Cap              87,400            87,400                 0
Index Plus Small Cap            44,024            44,024                 0
Ascent                         524,549           104,844           419,705
Crossroads                     642,951           131,132           511,819
Legacy                         361,383           155,900           205,483

Year Ended October 31, 2000

                          Total Investment                     Net Advisory
Company Name               Advisory Fees        Waiver           Fees Paid
------------               -------------        ------           ---------
Growth                      $2,434,112        $        0        $2,434,112
International Growth         1,136,501             2,121         1,134,380
Small Company                1,686,622                 0         1,686,622
Value Opportunity               62,493            46,753            15,740
Technology*                     88,092            82,590             5,502
Balanced                     1,054,126                 0         1,054,126
Growth and Income            4,091,885                 0         4,091,885
Bond Fund                      241,025            42,932           198,093
ING Government Fund            101,137            54,409            46,728
Money Market                 1,808,423           236,100         1,572,323
Index Plus Large Cap         1,741,347                 0         1,741,347
Index Plus Mid Cap              54,436            54,436                 0
Index Plus Small Cap            40,415            40,415                 0
Ascent                         552,281            67,167           485,114
Crossroads                     637,997           100,231           537,766
Legacy                         332,834           117,839           214,995

Year Ended October 31, 1999

                                Total Investment                     Net Advisory
Company Name                     Advisory Fees        Waiver           Fees Paid
------------                     -------------        ------           ---------
Growth                            $1,484,231        $        0        $1,484,231
International Growth                 507,245           107,259           399,986
Small Company                        488,647            12,768           475,879
Value Opportunity                     43,946            43,946                 0
Balanced                           1,031,227                 0         1,031,227
Growth and Income                  4,374,490                 0         4,374,490
Bond Fund                            226,218            80,473           145,745
ING Government Fund                   69,754            69,754                 0
Money Market                       1,844,102           658,067         1,186,035
Index Plus Large Cap                 667,633            73,563           594,070
Index Plus Mid Cap                    42,217            42,217                 0
Index Plus Small Cap                  35,558            35,558                 0
Ascent                               409,705            29,401           380,304
Crossroads                           387,278            37,728           349,550
Legacy                               242,377            77,162           165,215

*Technology commenced operations on March 1, 2000.

Bradley, Foster & Sargent, Inc. ("Bradley") served as subadviser of Value Opportunity from October 1, 1998 through December 31, 1999. For the years ended October 31, 1999, Aeltus paid Bradley subadvisory fees of $9,190. The subadvisory agreement was terminated as of December 31, 1999.

                           THE SUBADVISORY AGREEMENTS

[ING] and the Company, on behalf of each Fund (except Technology), has entered into subadvisory agreements (Subadvisory Agreements) with Aeltus appointing Aeltus as Subadviser of the Funds (except Technology) effective March 1, 2002.

The Subadvisory Agreement gives Aeltus broad latitude to select securities for each Fund consistent with the Funds' investment objectives and policies of the Funds subject to ING's oversight. The Agreement contemplates that Aeltus will be responsible for all aspects of managing the Funds. [ING] and the Company, on behalf of Technology, have entered into an agreement (Subadvisory Agreement) with EAM appointing EAM as subadviser of Technology.

The Subadvisory Agreement gives EAM broad latitude to select securities for Technology consistent with the investment objective and policies of the Fund, subject to ING's oversight. The Agreement contemplates that EAM will be responsible for all aspects of managing Technology, including trade execution. However, the Agreement contemplates that ING will be primarily responsible for cash management.

For the services under the Subadvisory Agreement, EAM will receive an annual fee payable monthly as described in the Prospectuses. Subadvisory fees are allocated to a particular class on the basis of the net assets of that class in relation to the net assets of Technology.

For year ended October 31, 2001 and for the period March 1, 2000 to October 31, 2000 Aeltus paid EAM subadvisory fees of $_______ and $41,718 respectively.

For the services under the Subadvisory Agreement, Aeltus or EAM, in the case of Technology, will receive an annual fee payable monthly as set forth below.

                                         SUBADVISORY FEE          ASSETS
CAPITAL APPRECIATION FUNDS
Growth                                       0.315%        On first $250 million
                                             0.293%        On next $250 million
                                             0.281%        On next $250 million
                                             0.270%        On next $1.25 billion
                                             0.248%        Over $2 billion

International Growth                         0.383%        On first $250 million
                                             0.360%        On next $250 million
                                             0.349%        On next $250 million
                                             0.338%        On next $1.25 billion
                                             0.315%        Over $2 billion


Small Company                                0.383%        On first $250 million
                                             0.360%        On next $250 million
                                             0.349%        On next $250 million
                                             0.338%        On next $1.25 billion
                                             0.326%        Over $2 billion

Value Opportunity                            0.315%        On first $250 million
                                             0.293%        On next $250 million
                                             0.281%        On next $250 million
                                             0.270%        On next $1.25 billion
                                             0.248%        Over $2 billion

GROWTH & INCOME FUNDS
Balanced                                     0.360%        On first $500 million
                                             0.338%        On next $500 million
                                             0.315%        On next $1 billion
                                             0.293%        Over $2 billion

Growth and Income                            0.315%        On first $250 million
                                             0.293%        On next $250 million
                                             0.281%        On next $250 million
                                             0.270%        On next $1.25 billion
                                             0.248%        Over $2 billion

INCOME FUNDS
Bond Fund                                    0.225%        On first $250 million
                                             0.214%        On next $250 million
                                             0.203%        On next $250 million
                                             0.191%        On next $1.25 billion
                                             0.180%        Over $2 billion

ING Government Fund                          0.225%        On first $250 million
                                             0.214%        On next $250 million
                                             0.203%        On next $250 million
                                             0.191%        On next $1.25 billion
                                             0.180%        Over $2 billion

Money Market                                 0.180%        On first $500 million
                                             0.158%        On next $500 million
                                             0.153%        On next $1 billion

                                             0.149%        On next $1 billion
                                             0.135%        Over $3 billion

INDEX PLUS FUNDS
Index Plus Large Cap                         0.203%        On first $500 million
                                             0.191%        On next $250 million
                                             0.180%        On next $1.25 billion
                                             0.169%        Over $2 billion

Index Plus Mid Cap                           0.203%        On first $500 million
                                             0.191%        On next $250 million
                                             0.180%        On next $1.25 billion
                                             0.169%        Over $2 billion


Index Plus Small Cap                         0.203%        On first $500 million
                                             0.191%        On next $250 million
                                             0.180%        On next $1.25 billion
                                             0.169%        Over $2 billion

GENERATION FUNDS
Ascent Fund                                  0.360%        On first $500 million
                                             0.349%        On next $500 million
                                             0.338%        On next $500 million
                                             0.326%        On next $500 million
                                             0.315%        Over $2 billion

Crossroads Fund                              0.360%        On first $500 million
                                             0.349%        On next $500 million
                                             0.338%        On next $500 million
                                             0.326%        On next $500 million
                                             0.315%        Over $2 billion

Legacy Fund                                  0.360%        On first $500 million
                                             0.349%        On next $500 million
                                             0.338%        On next $500 million
                                             0.326%        On next $500 million
                                             0.315%        Over $2 billion

                      THE ADMINISTRATIVE SERVICES AGREEMENT

Pursuant to the Administrative Services Agreement, [effective March 1, 2002,] [ING Funds, LLC] acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. The services provided by [ING Funds, LLC] include: (a) internal accounting services; (b) monitoring regulatory compliance, such as reports and filings with the Commission and state securities regulatory authorities; (c) preparing financial information for proxy statements; (d) preparing semiannual and annual reports to shareholders; (e) calculating net asset values; (f) preparation of certain shareholder communications; (g) supervision of the custodians and transfer agent; and (h) reporting to the Board.

For its services, [ING Funds, LLC] is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

For the years ended October 31, 2001, October 31, 2000, and October 31, 1999 administrative services fees were paid to Aeltus (the administrator to the Funds through March 1, 2002) as follows:

Year Ended October 31, 2001

                                  Total
                              Administrative         Administrator      Net Administrative
Company Name                   Services Fees            Waiver         Services Fees Paid
------------                   -------------            ------         ------------------
Growth                                   $                $                            $
International Growth
Small Company
Value Opportunity
Technology
Balanced
Growth and Income
Bond Fund
ING Government Fund
Money Market
Index Plus Large Cap
Index Plus Mid Cap
Index Plus Small Cap
Ascent
Crossroads
Legacy

Year Ended October 31, 2000

                       Administrative     Administrator    Net Administrative
Company Name           Services Fees        Waiver         Services Fees Paid
------------           -------------        ------         ------------------
Growth                 $  355,247         $      0           $  355,247
International Growth      133,706                0              133,706
Small Company             198,427                0              198,427
Value Opportunity           8,928                0                8,928
Technology*                 8,390                0                8,390
Balanced                  131,766                0              131,766
Growth and Income         614,699                0              614,699
Bond Fund                  48,205                0               48,205
ING Government Fund        20,227                0               20,227
Money Market              451,856                0              451,856
Index Plus Large Cap      386,966                0              386,966
Index Plus Mid Cap         12,097            5,902                6,195
Index Plus Small Cap        8,981            8,981                    0
Ascent                     69,035                0               69,035
Crossroads                 79,750                0               79,750
Legacy                     41,604                0               41,604

Year Ended October 31, 1999

                      Administrative      Administrator   Net Administrative
Company Name           Services Fees         Waiver       Services Fees Paid
------------           -------------         ------       ------------------

Growth                 $  212,043         $      0           $  212,043
International Growth       59,676                0               59,676
Small Company              57,488                0               57,488
Value Opportunity           6,278            6,278                    0
Balanced                  128,903                0              128,903

Growth and Income         660,028                0              660,028
Bond Fund                  45,244                0               45,244
ING Government Fund        13,951           13,951                    0
Money Market              461,026                0              461,026
Index Plus Large Cap      148,363                0              148,363
Index Plus Mid Cap          9,381            9,381                    0
Index Plus Small Cap        7,902            7,902                    0
Ascent                     51,213                0               51,213
Crossroads                 48,410                0               48,410
Legacy                     30,297                0               30,297

*Technology commenced operations on March 1, 2000.



                                    CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02181, serves as custodian for the assets of all Funds except International Growth. Brown Brothers Harriman & Company, 40 Water Street, Boston, Massachusetts, 02109, serves as custodian for the assets of International Growth. Neither custodian participates in determining the investment policies of a Fund nor in deciding which securities are purchased or sold by a Fund. [A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.]


For portfolio securities which are purchased and held outside the U.S., Mellon Bank, N.A. and Brown Brothers Harriman & Company have entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

                                 TRANSFER AGENT

DST Systems, Inc,, 330 West 9th Street, Kansas City, Missouri serves as the transfer agent dividend-paying agent to the Funds.

                              INDEPENDENT AUDITORS

___________, 1 Financial Plaza, 755 Main Street, Hartford, Connecticut 06103 serves as independent auditors to the Company. ________ provides audit and tax services, assistance and consultation in connection with Commission filings.

                              PRINCIPAL UNDERWRITER

Shares of each Fund are offered on a continuous basis. Effective [January 1, 2002], the Company's Board approved a change in the Company's principal underwriter from Aeltus Capital, Inc., 10 State House Square, Hartford, Connecticut 06103-3602 to [ING Distributors, Inc.], 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. [ING Distributors, Inc.] is a _______ corporation, and is an indirect wholly owned subsidiary of ING Group and an affiliate of ING. [ING Distributors, Inc.] has agreed to use its best efforts to distribute the shares as the principal underwriter of the Funds pursuant to an Underwriting Agreement between it and the Company.

             DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

Fund shares are distributed by [ING Distributors, Inc.] With respect to Class A shares of the Funds (other than Money Market), [ING Distributors, Inc.] is paid an annual distribution fee at the rate of 0.25% of the value of average daily net assets attributable to those shares under a Distribution Plan adopted by the Company pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). With respect to Class B shares of the Funds, [ING Distributors, Inc.] is paid an annual distribution fee at the rate of 0.75% of the value of average daily net assets attributable to those shares under a Distribution Plan. With respect to Class C shares of the Funds (other than Money Market), [ING Distributors, Inc.] is paid an annual distribution fee at the rate of 0.75% (0.50% for the Index Plus

Funds) of the value of average daily net assets attributable to those shares under a Distribution Plan. The distribution fee for a specific class may be used to cover expenses incurred in promoting the sale of that class of shares, including (a) the costs of printing and distributing to prospective investors Prospectuses, statements of additional information and sales literature; (b) payments to investment professionals and other persons who provide support services in connection with the distribution of shares; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and contingent deferred sales charges. The distribution fee for Class B shares may also be used to pay the financing cost of accruing certain unreimbursed expenses. [ING Distributors, Inc.] may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates.

Class B and Class C shares each are also subject to a Shareholder Services Plan adopted pursuant to Rule 12b-1. Under the Class B Shareholder Services Plan, [ING Distributors, Inc.] is paid a servicing fee at an annual rate of 0.25% of the average daily net assets of the Class B shares of each Fund. Under the Class C Shareholder Services Plan, [ING Distributors, Inc.] is paid a servicing fee at an annual rate of 0.25% of the average daily net assets of the Class C shares of each Fund except Money Market. The Service Fee may be used by [ING Distributors, Inc.] to pay selling dealers and their agents for servicing and maintaining shareholder accounts.

[ING Distributors, Inc.] is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under each Distribution or Shareholder Services Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether each Plan should be continued. The terms and provisions of the Plans relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.

For the years ended October 31, 2001, 2000 and 1999, Shareholder Services and Distribution fees were paid to ACI (principal underwriter for the Funds prior to [January 1, 2002]) as follows:

Year Ended October 31, 2001
Company Name                        Total Underwriting Fees
------------                        -----------------------
Growth                                                  $
International Growth
Small Company
Value Opportunity
Technology
Balanced
Growth and Income
Bond Fund
ING Government Fund
Money Market
Index Plus Large Cap
Index Plus Mid Cap
Index Plus Small Cap
Ascent
Crossroads
Legacy


Year Ended October 31, 2000
Company Name                        Total Underwriting Fees
------------                        -----------------------
Growth                                     $308,778
International Growth                        239,877
Small Company                               157,592
Value Opportunity                            16,532
Technology*                                  39,961
Balanced                                    110,697
Growth and Income                           243,774
Bond Fund                                    46,968

ING Government Fund                          26,146
Money Market                                  1,620
Index Plus Large Cap                        993,925
Index Plus Mid Cap                           31,681
Index Plus Small Cap                         15,048
Ascent                                       86,818
Crossroads                                   78,321
Legacy                                       42,859

Year Ended October 31, 1999
Company Name                               Total Underwriting Fees
---------------------------                -----------------------
Growth                                             $93,265
International Growth                                53,471
Small Company                                       47,171
Value Opportunity                                    4,741
Balanced                                            46,064
Growth and Income                                  123,267
Bond Fund                                           22,641
ING Government Fund                                  8,320
Money Market                                         1,192
Index Plus Large Cap                               267,873
Index Plus Mid Cap                                   8,318
Index Plus Small Cap                                 7,896
Ascent                                              36,042
Crossroads                                          20,360
Legacy                                              16,944

   *Technology commenced operations on March 1, 2000.

Fees in the amount of $_______, $236,100, and $658,067 for the years ended October 31, 2001, 2000, and 1999, respectively, were waived for [Money Market].

The Distribution Plans and Shareholder Services Plans continue from year to year, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. The Distribution Plans may not be amended to increase the amount to be spent for the services provided by [ING Distributors, Inc.] without shareholder approval. All amendments to the Distribution Plans must be approved by the Board in the manner described above. The Distribution Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Directors upon not more than thirty (30) days' written notice to any other party to the Distribution Plans. All persons who are under common control with the Funds could be deemed to have a financial interest in the Plans. No other interested person of the Funds has a financial interest in the Plans.

For the year ended October 31, 2001, approximately $_____ , $_____ and $____ of the Company's total distribution expenses were expended in connection with advertising, printing and mailing of prospectuses to other than current shareholders, compensation to underwriters, compensation to broker-dealers and compensation to sales personnel, respectively.


Other Payments to Securities Dealers

Typically, the portion of the front-end sales charge on Class A shares shown in the following tables is paid to your securities dealer. Your securities dealer may, however, receive up to the entire amount of the front-end sales charge.


The following table applies to Growth, International Growth, Small Company, Value Opportunity, Technology, Balanced, Growth and Income and the Generation
Funds:

When you invest this amount              Amount of sales charge typically
                                         reallowed to dealers as a percentage of
                                         offering price
Under $50,000                                             5.00%
$50,000 or more but under $100,000                        3.75
$100,000 or more but under $250,000                       2.75
$250,000 or more but under $500,000                       2.00
$500,000 or more but under $1,000,000                     1.75


The following table applies to Bond Fund and ING Government Fund:


When you invest this amount                  Amount of sales charge typically
                                             reallowed to dealers as a
                                             percentage of offering price
Under $50,000                                             4.25%
$50,000 or more but under $100,000                        4.00
$100,000 or more but under $250,000                       3.00
$250,000 or more but under $500,000                       2.25
$500,000 or more but under $1,000,000                     1.75

The following table applies to Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap (collectively referred to as the Index Plus Funds):

When you invest this amount                    Amount of sales charge typically
                                               reallowed to dealers as a
                                               percentage of offering price
Under $50,000                                             2.50%
$50,000 or more but under $100,000                        2.00
$100,000 or more but under $250,000                       1.50
$250,000 or more but under $500,000                       1.00
$500,000 or more but under $1,000,000                     0.50

Securities dealers that sell Class A shares (other than shares of the Index Plus Funds) in amounts of $1 million or more may be entitled to receive the following commissions:

                                                              Commission
                                                              ----------
-     on sales of $1 million to $3 million                      1.00%
-     on sales over $3 million to $20 million                   0.50%
-     on sales over $20 million                                 0.25%

Securities dealers that sell Class A shares of the Index Plus Funds in amounts of $1 million or more may be entitled to receive the following commissions:

                                                              Commission
                                                              ----------
-     on sales of $1 million to $3 million                      0.50%
-     on sales over $3 million to $20 million                   0.25%
-     on sales over $20 million                                 0.25%

For sales of Class B shares, your securities dealer is paid an up-front commission equal to four percent (4%) of the amount sold. Beginning in the thirteenth month after the sale is made, ACI uses the 0.25% servicing fee to compensate securities dealers for providing personal services to accounts that hold Class B shares, on a monthly basis.

For sales of Class C shares (other than Money Market), your securities dealer is paid an up-front commission based on the amount sold. The up-front commission is equal to one percent (1%) of the sales price, except that in the case of the Index Plus Funds, the up-front commission is equal to 0.75%. This up-front commission is an advance of the 0.25% servicing fee plus the 0.75% (0.50% in the case of the Index Plus Funds) distribution fee for the first year. Beginning in the thirteenth month after the sale is made, [ING Distributors, Inc.] uses the servicing fee and the distribution fee to compensate securities dealers, on a monthly basis.

[ING Distributors, Inc.] or its affiliates may make payments in addition to those described above to securities dealers that enter into agreements providing [ING Distributors, Inc.] with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.13% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.

In addition, ING may make payments of up to 0.05% of a Fund's average daily net assets to national broker-dealers who, as a result of an acquisition of a member of the Company's selling group, agree to allow Fund shares to be made available to their clients in a proprietary wrap account program, provided such accounts are networked accounts.

[ING Distributors, Inc.] or its affiliates may, from time to time, also make payments to clearing firms that offer networking services, which make the Funds available to their customers. Such payments to clearing firms will not exceed 0.10% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.

[ING Distributors, Inc.] has agreed to reimburse Financial Network Investment Corporation, an affiliate of [ING Distributors, Inc.], for trading costs incurred in connection with trades through the Pershing brokerage clearing system.


Aeltus makes payments to AISI of 0.10% of total Money Market Class A assets held in customer accounts that designate AISI as the selling broker-dealer.


[ING Distributors, Inc.] may make, or cause to be made, payments to affiliated and unaffiliated securities dealers that engage in wholesaling efforts on behalf of the Company and the Funds. These payments will not exceed 0.33% of the value of Fund shares sold as a result of such wholesaling efforts. [ING Distributors, Inc.] may also pay such firms a quarterly fee based on a percentage of assets retained as of the end of a calendar quarter, not to exceed 0.125% of the value of such assets.


The value of a shareholder's investment will be unaffected by these payments.

                        PURCHASE AND REDEMPTION OF SHARES

Class I shares of the Company are purchased and redeemed at the applicable net asset value (NAV) next determined after a purchase or redemption order is received, as described in the Prospectus. Class B and Class C shares of the Company are purchased at the applicable NAV next determined after a purchase order is received. Class B and Class C shares are redeemed at the applicable NAV next determined less any applicable contingent deferred sales charge (CDSC) after a redemption request is received, as described in the Prospectus. Class A shares of the Company are purchased at the applicable NAV next determined after a purchase order is received less any applicable front-end sales charge and redeemed at the applicable NAV next determined adjusted for any applicable CDSC after a redemption request is received, as described in the Prospectus.

Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the Commission or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine fairly the value of its net assets; or (c) the Commission by order so permits for the protection of shareholders of a Fund.

Any written request to redeem shares in amounts in excess of $100,000 must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

A Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, a Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder of a Fund in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the Commission. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

Purchases and exchanges should be made for investment purposes only. The Funds reserve the right to reject any specific purchase or exchange request. In the event a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

The Funds are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Funds define a "market timer" as an individual, or entity acting on behalf of one or more individuals, if (i) the individual or entity makes three or more exchange requests out of any Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

Front-end Sales Charge Waivers

Front-end sales charges will not apply if you are buying Class A shares with proceeds from the following sources:


1. Redemptions from any ING-advised Fund if you:

   - Originally paid a front-end sales charge on the shares and
   - Reinvest the money within 60 days of the redemption date.


2. Redemptions from other mutual funds if you:

   - Originally paid a front-end sales charge on the shares and
   - Reinvest the money within 30 days of the redemption date.

The Fund's front-end sales charges will also not apply to Class A purchases by:

3. Employees of ING Groep N.V. and its affiliates (including retired employees and members of employees' and retired employees' immediate families and board members and their immediate families), NASD registered representatives of [ING Distributors, Inc.] or any affiliated broker-dealer (including members of their immediate families) purchasing shares for their own accounts, and members of the Board (including their immediate families).


4. Investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing either (1) directly in any Fund or through an unregistered separate account sponsored by Aetna or any affiliate thereof or (2) in a registered separate account sponsored by Aetna or any affiliate thereof, but only if no deferred sales charge is paid in connection with such distribution and the investor receives the distribution in connection with a separation from service, retirement, death or disability.

5. Certain trust companies and bank trust departments investing on behalf of their clients.

6. Certain retirement plans that are sponsored by an employer and have plan assets of $500,000 or more.

7. Broker-dealers, registered investment advisers and financial planners that have entered into a selling agreement with [ING Distributors, Inc.] (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares) on behalf of clients participating in advisory fee programs.

8. Current employees of broker-dealers and financial institutions that have entered into a selling agreement with [ING Distributors, Inc.] (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares) and their immediate family members, as allowed by the internal policies of their employer.


9. Registered investment companies.

10. Insurance companies (including separate accounts).

11. Shareholders of the Adviser Class at the time such shares were redesignated as Class A shares.

12. Certain executive deferred compensation plans.

Contingent Deferred Sales Charge

Certain Class A shares, all Class B shares and all Class C shares (except for Money Market) are subject to a CDSC, as described in the Prospectus. There is no CDSC imposed on:

- redemptions of shares purchased through reinvestment of dividends or capital gains distributions;

- shares purchased more than two years (in the case of Class A shares), six years (in the case of Class B shares) or eighteen months (in the case of Class C shares) prior to the redemption; and

-  redemptions of Money Market Class A and Class C shares unless:

      - those shares were purchased through an exchange from another Fund within two years (in the case of Class A shares) or eighteen months (in the case of Class C shares) prior to the redemption; and

      -  the original purchase of the shares exchanged was subject to a CDSC.

CDSC Waivers

The CDSC will be waived for:

-  Exchanges to other Funds of the same class;

- Redemptions following the death or disability of the shareholder or beneficial owner;

- Redemptions related to distributions from retirement plans or accounts under Internal Revenue Code Section 403(b) after you attain age 70-1/2;

-  Tax-free returns of excess contributions from employee benefit plans;

- Distributions from employee benefit plans, including those due to plan termination or plan transfer; and

- Redemptions made in connection with the Automatic Cash Withdrawal Plan (see Shareholder Services and Other Features), provided that such redemptions:

      - are limited annually to no more than 12% of the original account value;

      - are made in equal monthly amounts, not to exceed 1% per month; and

      - the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $10,000.

Letter of Intent

You may qualify for a reduced sales charge when you buy Class A shares (other than Money Market), as described in the Prospectus. At any time, you may file with the Company a signed shareholder application with the Letter of Intent section completed. After the Letter of Intent is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent. Sales charge reductions are based on purchases in more than one Fund and will be effective only after notification to ACI that the investment qualifies for a discount. Your holdings in certain Funds (other than Money Market shares) acquired within 90 days of the day the Letter of Intent is filed will be counted towards completion of the Letter of Intent and will be entitled to a retroactive downward adjustment in the sales charge. Such adjustment will be made by the purchase of additional shares in an equivalent amount.

Five percent (5%) of the amount of the total intended purchase will be held by the transfer agent in escrow until you fulfill the Letter of Intent. If, at the end of the 13-month period, you have not met the terms of the Letter of Intent an amount of shares equal to the difference owed will be deducted from your account. In the event of a total redemption of the account before fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased during the period. The upward adjustment will be paid with shares redeemed from your account.

Right of Accumulation/Cumulative Quantity Discount

A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other Class A shares (excluding Money Market) of the Funds already owned. To determine if you may pay a reduced front-end sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your other Class A shares (excluding Money Market), as well as those Class A shares (excluding Money Market) of your spouse and children under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A shares (excluding Money Market) of the Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A shares (excluding Money Market) of the Funds to determine the front-end sales charge that applies.

To qualify for the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Company with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to the Company when making direct cash investments.

                  BROKERAGE ALLOCATION AND TRADING POLICIES

Subject to the supervision of the Board, Aeltus (or EAM, in the case of Technology) has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions thereon. It is Aeltus' and EAM's policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. Aeltus (or EAM, in the case of Technology) may also consider the sale of shares of the Funds and of other investment companies advised by Aeltus as a factor in the selection of brokerage firms to execute the Funds' portfolio transactions or in the designation of a portion of the commissions charged on those transactions to be paid to other broker-dealers, subject to Aeltus' and EAM's duty to obtain best execution.

Aeltus (or EAM, in the case of Technology) receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Funds. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Funds and other investment companies, services related to the execution of trades on behalf of a Fund, the providing of equipment used to communicate research information and specialized consultations with Company personnel with respect to computerized systems and data furnished to the Funds as a component of other research services. Aeltus and EAM consider the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. It is the policy of

Aeltus and EAM, in selecting a broker to effect a particular transaction, to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and brokerage services provided.

Research services furnished by brokers through whom the Funds effect securities transactions may be used by Aeltus in servicing all of its accounts; not all such services will be used by Aeltus or EAM to benefit the Funds.

Consistent with federal law, Aeltus or EAM may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The judgment of Aeltus and EAM, as to whether and how it will obtain the specific brokerage and research services, will be based upon an analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect Aeltus' or EAM's opinion as to which services and which means of payment are in the long-term best interests of the Funds.

Aeltus may buy or sell the same security at or about the same time for a Fund and another advisory client of Aeltus, including clients in which affiliates of Aeltus have an interest. EAM may also buy or sell the same security at or about the same time for a Fund and another advisory client of EAM, including clients in which affiliates of EAM have an interest. Either Aeltus or EAM, as the case may be, normally will aggregate the respective purchases or sales, and then allocate as nearly as practicable on a pro rata basis in proportion to the amount to be purchased or sold. In the event that allocation is done other than on a pro rata basis, the main factors to be considered in determining the amounts to be allocated are the respective investment objectives of a Fund and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

Brokerage commissions were paid as follows:


                        For Year Ended        For Year Ended       For Year Ended
Fund Name               Oct. 31, 2001         Oct. 31, 2000        Oct. 31, 1999
---------               -------------         -------------        -------------
Growth                            $             $  805,950         $  462,377
International Growth                             1,133,982            497,419
Small Company                                    1,125,703            342,043
Value Opportunity                                   24,041             16,153
Technology*                                         24,168
Balanced                                           155,698            106,837
Growth and Income                                2,620,251          1,575,747
Bond Fund                                            3,575                275
ING Government Fund                                    295              3,615
Money Market                                             0                  0
Index Plus Large Cap                               760,175            278,464
Index Plus Mid Cap                                  16,000             11,440
Index Plus Small Cap                                12,082              7,225
Ascent                                             276,951            145,421
Crossroads                                         261,920            106,481
Legacy                                              87,840             47,787

*Technology commenced operations on March 1, 2000.

For the year ended October 31, 2001, commissions in the amounts listed below were paid with respect to portfolio transactions directed to certain brokers because of research services:

Company Name                        Commissions Paid on Total Transactions
------------                        --------------------------------------
Growth                                              $
International Growth

Small Company
Value Opportunity
[Technology]
Balanced
Growth and Income
Index Plus Large Cap
[Index Plus Mid Cap]
[Index Plus Small Cap]
Ascent
Crossroads
Legacy

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided such trades meet the terms of Rule 17a-7 under the 1940 Act.

The Funds, ING, ING Distributors, Inc., Aeltus and EAM have adopted Codes of Ethics (in accordance with Rule 17j-1 under the 1940 Act). The Codes of Ethics allow personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a Fund. However, they are designed to prohibit a person from taking advantage of a Fund's trades or from acting on inside information. Each of the Codes of Ethics has been filed with and is available from the Securities and Exchange Commission.


                        SHAREHOLDER ACCOUNTS AND SERVICES

Systematic Investment

The Systematic Investment feature, using the EFT capability, allows you to make automatic monthly investments in any Fund. On the application, you may select the amount of money to be moved and the Fund in which it will be invested. In order to elect EFT, you must first have established an account, subject to the minimum amount specified in the Prospectuses. Thereafter, the minimum monthly Systematic Investment is currently $50 per Fund, and we reserve the right to increase that amount. EFT transactions will be effective 15 days following the receipt by the Transfer Agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days.

Shareholder Information

The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of canceled checks.

Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement.

Automatic Cash Withdrawal Plan

A CDSC may be applied to withdrawals made under this plan. The Automatic Cash Withdrawal Plan permits you to have payments of $100 or more automatically transferred from a Fund to your designated bank account on a monthly basis. To enroll in this plan, you must have a minimum balance of $10,000 in a Fund. Your automatic cash withdrawals will be processed on a regular basis beginning on or about the first day of the month. There may be tax consequences associated with these transactions. Please consult your tax adviser.

Checkwriting Service

Checkwriting is available with Class A, Class C and Class I shares of Money Market. If the amount of the check is greater than the value of your shares, the check will be returned unpaid. In addition, checks written against shares purchased by check or Systematic Investment during the preceding 12 calendar days will be returned unpaid due to uncollected funds. You may select the checkwriting service by indicating your election on the application or by calling 1-800-367-7732. All notices with respect to checks must be given to the transfer agent.

Cross Investing

   Dividend Investing You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other Fund.

   Systematic Exchange You may establish an automatic exchange of shares from one Fund to another. The exchange will occur on or about the 15th day of each month and must be for a minimum of $50 per month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply. There may be tax consequences associated with these exchanges. Please consult your tax adviser.

Cross investing may only be made in a Fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-800-367-7732.

Signature Guarantee

A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a medallion signature guarantee for redemption requests in amounts in excess of $100,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a medallion signature guarantee with your written redemption instructions regardless of the amount of redemption.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by notaries public. The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

                                 NET ASSET VALUE

The NAV per share of each class is computed by dividing each class' pro-rata share of a Fund's net assets less any liabilities specifically attributable to that class by the total number of shares outstanding for that class. The Fund's net assets include, among other things, the market value of any securities held by the Fund, any dividends or interest accrued but not collected, other assets adjusted by certain liabilities incurred for the benefit of the Fund, such as payables for securities purchased and certain accrued expenses.

Securities of the Funds are generally valued by independent pricing services which have been approved by the Board. The values for equity securities traded on registered securities exchanges (except as otherwise noted below) are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price. Readily marketable securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market are valued at the mean of the current bid and asked prices as reported by independent pricing sources. Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Securities for which prices are not obtained from a pricing service are valued based upon the assessment of market-makers in those securities. Debt securities maturing in sixty days or less at the date of valuation, and all securities in Money Market, will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount. Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded. Securities for which market quotations are not readily available are valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of foreign securities used in computing the NAV of the shares of a Fund are determined as of the earlier of such market close or the closing time of the NYSE. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the NYSE, or when the foreign market on which such securities trade is closed but the NYSE is open, which will not be reflected in the computation of NAV. If during such periods, events occur which materially affect the value of such securities, the securities may be valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

                                   TAX STATUS

The following is only a limited discussion of certain additional tax considerations generally affecting each Fund. No attempt is made to present a detailed explanation of the tax treatment of each Fund and no explanation is provided with respect to the tax treatment of any Fund shareholder. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on the undistributed income of a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (taxable year election)). Tax-exempt interest on municipal obligations is not subject to the excise tax. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Foreign Investments

Investment income from foreign securities may be subject to foreign taxes withheld at the source. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.


If more than 50% of International Growth's total assets at the close of its fiscal year consist of securities of foreign corporations, that Fund will be eligible to, and may, file an election with the Internal Revenue Service (IRS) pursuant to which shareholders will be required to include their pro rata portions of foreign taxes paid by the Fund as income received by them. Shareholders may then either deduct such pro rata portion in computing their taxable income or use them as foreign tax credits against their U.S. income taxes. If International Growth makes such an election, it will report annually to each shareholder the amount of foreign taxes to be included in income and then either deducted or credited. Alternatively, if the amount of foreign taxes paid by International Growth is not large enough to warrant its making such an election, the Fund may claim the amount of foreign taxes paid as a deduction against its own gross income. In that case shareholders would not be required to include any amount of foreign taxes paid by International Growth in their income and would not be permitted either to deduct any portion of foreign taxes from their own income or to claim any amount tax credit for taxes paid by the Fund.

                             PERFORMANCE INFORMATION

Performance information for each class of shares including the yield and effective yield of Money Market, the yield or dividend yield of Bond Fund and ING Government Fund and the total return of all Funds, may appear in reports or promotional literature to current or prospective shareholders.


Money Market Yield

Current yield for Money Market will be based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. This base period return is then multiplied by 365/7 with the resulting yield figure carried to at least the nearest hundredth of one percent. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

            Effective Yield = [(Base Period Return + 1)365/7] - 1

The yield and effective yield for Money Market for the seven days ended October 31, 2000 were as follows:


                             Class A, C and I       Class B
                             ----------------       -------
          Yield
          Effective Yield


30-Day Yield for Certain Non-Money Market Funds

Quotations of yield at the public offering price (POP) for Bond Fund and ING Government Fund will be based on all investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and will be computed by dividing net investment income by the value of a share on the last day of the period, according to the following formula:


                         YIELD = 2[(a - b + 1)6 - 1]
                                    ---------
                                       cd
Where:

a = dividends and interest earned during the period b = the expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period d = the maximum POP per share on the last day of the period

For purposes of determining net investment income during the period (variable "a" in the formula), interest earned on debt obligations held by the fund is calculated each day during the period according to the formulas below, and then added together for each day in the period:

- Certain mortgage-backed, asset-backed and CMO securities: Generally, interest is computed by taking daily interest income (coupon rate times face value divided by 360 or 365, as the case may be) adjusted by that day's pro-rata share of the most recent paydown gain or loss from the security;

- Other debt obligations: Generally, interest is calculated by computing the yield to maturity of each debt obligation held based on the market value of the obligation (including current interest accrued) at the close of each day, dividing the result by 360 and multiplying the quotient by the market value of the obligation (including current accrued interest).

For purposes of this calculation, it is assumed that each month contains 30 days.

Undeclared earned income will be subtracted from the NAV per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.


For the 30-day period ended October 31, 2001:

                                            Yield (at POP)
                           -------------------------------------------
Name of Fund               Class A     Class B      Class C    Class I
------------               -------     -------      -------    -------

Bond Fund
ING Government Fund


The Company may also from time to time include quotations of yield for Class A that are not calculated according to the formula set forth above. Specifically, the Company may include yield for Class A at the NAV per share on the last day of the period, and not the maximum POP per share on the last day of the period. In which case, variable "d" in the formula will be:

      d = the NAV per share on the last day of the period.






For the 30-day period ended October 31, 2001:

                                          Yield (at NAV)
   Name of Fund                              Class A
   ------------                           --------------
   Bond Fund                                    %
   ING Government Fund                          %

Dividend Yield

Bond Fund and ING Government Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on shares of a class from net investment income.


To calculate dividend yield, the most recent dividend of a class declared is multiplied by 12 (to annualize the yield) and divided by the current NAV. The formula is shown below:

           Dividend Yield = (Dividends paid x 12) / Net Asset Value

The Class A dividend yield may also be quoted with the public offering price
(POP) for Class A shares. The POP includes the maximum front-end sales charge. The dividend yield for Class B shares and Class C shares is calculated without considering the effect of contingent deferred sales charges.

The dividend yields for the 30-day dividend period ended October 31, 2001 were as follows:

   Fund              Class A     Class A
   ----               (NAV)       (POP)    Class B    Class C    Class I
                     -------     -------   -------    -------    -------
Bond Fund               %          %          %          %          %
ING Government Fund     %          %          %          %          %



Average Annual Total Return

Quotations of average annual total return for any Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over a period of one, five and ten years (or, if less, up to the life of the Fund), calculated pursuant to the formula:

                                 P(1 + T)n = ERV

Where:

P = a hypothetical initial payment of $1,000
T = an average annual total return
n = the number of years
ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5, or 10 year period (or fractional portion thereof).

The Company may also from time to time include in such advertising a total return figure for Class A, Class B and/or Class C that is not calculated according to the formula set forth above.

Specifically, the Company may include performance for Class A that does not take into account payment of the applicable front-end sales load, or the Company may include performance for Class B or Class C that does not take into account the imposition of the applicable CDSC.

All the following figures are based on actual investment performance.

In February 1998, the Funds redesignated Adviser Class shares as Class A shares. For periods prior to the Class A inception date, Class A performance is calculated by using the performance of Class I (formerly Select Class) shares and deducting the Class A front-end sales load and internal fees and expenses of the Adviser Class. In March 1999, the Funds introduced Class B shares. For periods prior to the Class B inception date, Class B performance is calculated using the performance of Class I (formerly Select Class) shares, and deducting the internal fees and expenses applicable to the Class B shares. CDSC of 5.00% applies for all Class B shares redeemed in the first year, declining to 1.00% on Class B shares redeemed in the sixth year. No CDSC is charged thereafter. The Class B returns without CDSC are net of fund expenses only, and do not deduct a CDSC. In June 1998, the Funds introduced Class C shares. For periods prior to the Class C inception date, Class C performance is calculated using the performance of Class I (formerly Select Class) shares, and deducting the internal fees and expenses applicable to the Class C shares. CDSC applies for all Class C shares (except Money Market) redeemed prior to the end of the first eighteen months of ownership. The 1-year Class C returns without CDSC are net of fund expenses only, and do not deduct a CDSC. Neither a front-end sales load nor a CDSC applies to Class A or Class C shares of Money Market.


Total Return Quotations as of October 31, 2001:

CLASS I

   FUND NAME             1 YEAR        5 YEARS      SINCE INCEPTION    INCEPTION DATE*
Money Market                                                              1/3/92
ING Government Fund                                                       1/4/94
Bond Fund                                                                 1/3/92
Balanced                                                                  1/3/92

Growth and Income                                                         1/3/92
Growth                                                                    1/4/94
Index Plus Large Cap                     N/A                            12/10/96
Small Company                                                             1/4/94
International Growth                                                      1/3/92
Ascent Fund                                                               1/4/95
Crossroads Fund                                                           1/4/95
Legacy Fund                                                               1/4/95
Index Plus Mid Cap                       N/A                              2/3/98
Index Plus Small Cap                     N/A                              2/3/98
Value Opportunity                        N/A                              2/2/98
Technology                               N/A                            3/1/2000

CLASS A  (assuming payment of the front-end sales load)


   FUND NAME             1 YEAR        5 YEARS      SINCE INCEPTION    INCEPTION DATE*

ING Government Fund                                                       1/4/94
Bond Fund                                                                 1/3/92
Balanced                                                                  1/3/92
Growth and Income                                                         1/3/92
Growth                                                                    1/4/94
Index Plus Large Cap                      N/A                           12/10/96
Small Company                                                             1/4/94
International Growth                                                      1/3/92
Ascent Fund                                                               1/4/95
Crossroads Fund                                                           1/4/95
Legacy Fund                                                               1/4/95
Index Plus Mid Cap                        N/A                             2/3/98
Index Plus Small Cap                      N/A                             2/3/98
Value Opportunity                         N/A                             2/2/98
Technology                                N/A                           3/1/2000

CLASS A  (without payment of the front-end sales load)

   FUND NAME             1 YEAR        5 YEARS      SINCE INCEPTION    INCEPTION DATE*
Money Market                                                              1/3/92
ING Government Fund                                                       1/4/94
Bond Fund                                                                 1/3/92
Balanced                                                                  1/3/92
Growth and Income                                                         1/3/92
Growth                                                                    1/4/94
Index Plus Large Cap                      N/A                           12/10/96
Small Company                                                             1/4/94
International Growth                                                      1/3/92
Ascent Fund                                                               1/4/95
Crossroads Fund                                                           1/4/95
Legacy Fund                                                               1/4/95
Index Plus Mid Cap                        N/A                             2/3/98
Index Plus Small Cap                      N/A                             2/3/98
Value Opportunity                         N/A                             2/2/98
Technology                                N/A                           3/1/2000

CLASS B  (assuming payment of the CDSC)

      FUND NAME          1 YEAR        5 YEARS      SINCE INCEPTION  INCEPTION DATE*
Money Market                  %              %               %            1/3/92
ING Government Fund           %              %               %            1/4/94
Bond Fund                     %              %               %            1/3/92
Balanced                      %              %               %            1/3/92
Growth and Income             %              %               %            1/3/92
Growth                        %              %               %            1/4/94
Index Plus Large Cap          %           N/A                %          12/10/96
Small Company                 %              %               %            1/4/94
International Growth          %              %               %            1/3/92
Ascent Fund                   %              %               %            1/4/95
Crossroads Fund               %              %               %            1/4/95
Legacy Fund                   %              %               %            1/4/95
Index Plus Mid Cap            %           N/A                %            2/3/98
Index Plus Small Cap          %           N/A                %            2/3/98
Value Opportunity             %           N/A                %            2/2/98
Technology                    %           N/A                %          3/1/2000

CLASS B  (without payment of the CDSC)

      FUND NAME          1 YEAR        5 YEARS      SINCE INCEPTION  INCEPTION DATE*
Money Market                                 %               %            1/3/92
ING Government Fund                          %               %            1/4/94
Bond Fund                                    %               %            1/3/92
Balanced                                     %               %            1/3/92
Growth and Income                            %               %            1/3/92
Growth                                       %               %            1/4/94
Index Plus Large Cap          %           N/A                %          12/10/96
Small Company                 %              %               %            1/4/94
International Growth          %              %               %            1/3/92
Ascent Fund                   %              %               %            1/4/95
Crossroads Fund               %              %               %            1/4/95
Legacy Fund                   %              %               %            1/4/95
Index Plus Mid Cap            %           N/A                %            2/3/98
Index Plus Small Cap          %           N/A                %            2/3/98
Value Opportunity             %           N/A                %            2/2/98
Technology                    %           N/A                %          3/1/2000

CLASS C  (assuming payment of the CDSC)

      FUND NAME          1 YEAR        5 YEARS      SINCE INCEPTION  INCEPTION DATE*
ING Government Fund           %              %               %            1/4/94
Bond Fund                     %              %               %            1/3/92
Balanced                      %              %               %            1/3/92
Growth and Income             %              %               %            1/3/92
Growth                        %              %               %            1/4/94
Index Plus Large Cap          %              %               %          12/10/96
Small Company                 %              %               %            1/4/94
International Growth          %           N/A                %            1/3/92
Ascent Fund                   %              %               %            1/4/95


      FUND NAME          1 YEAR        5 YEARS      SINCE INCEPTION  INCEPTION DATE*

Crossroads Fund               %              %               %            1/4/95
Legacy Fund                   %              %               %            1/4/95
Index Plus Mid Cap            %              %               %            2/3/98
Index Plus Small Cap          %              %               %            2/3/98
Value Opportunity             %           N/A                %            2/2/98
Technology                    %           N/A                %          3/1/2000

CLASS C  (without payment of the CDSC)

      FUND NAME          1 YEAR        5 YEARS      SINCE INCEPTION  INCEPTION DATE*
Money Market                  %              %               %            1/3/92
ING Government Fund           %              %               %            1/4/94
Bond Fund                     %              %               %            1/3/92
Balanced                      %              %               %            1/3/92
Growth and Income             %              %               %            1/3/92
Growth                        %              %               %            1/4/94
Index Plus Large Cap          %           N/A                %          12/10/96
Small Company                 %              %               %            1/4/94
International Growth          %              %               %            1/3/92
Ascent Fund                   %              %               %            1/4/95
Crossroads Fund               %              %               %            1/4/95
Legacy Fund                   %              %               %            1/4/95
Index Plus Mid Cap            %           N/A                %            2/3/98
Index Plus Small Cap          %           N/A                %            2/3/98
Value Opportunity             %           N/A                %            2/2/98
Technology                    %           N/A                %          3/1/2000


* The inception dates above represent the commencement of investment operations, which may not coincide with the effective date of the post-effective amendment to the registration statement through which the Funds were added.

Performance information for a Fund may be compared, in reports and promotional literature, to: (a) the Standard & Poor's 500 Stock Index, the Russell 2000 Index, the Russell 3000 Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Intermediate Government Bond Index, Salmon Brothers Broad Investment Grade Bond Index, Dow Jones Industrial Average, or other indices (including, where appropriate, a blending of indices) that measure performance of a pertinent group of securities widely regarded by investors as representative of the securities markets in general; (b) other groups of investment companies tracked by Morningstar or Lipper Analytical Services, widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (c) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund.

From time to time, in reports or promotional literature, the Funds may discuss, or provide quotes or commentary of their current portfolio managers, strategists, and other investment personnel, with respect to: the economy; securities markets; portfolio securities and their issuers; investment philosophies; strategies; techniques and criteria used in the selection of securities to be purchased or sold for the Funds; the Funds' portfolio holdings, including the description or graphical representation of portfolio risk and other fundamental data; the investment research and analysis process; the formulation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters. The Funds may also quote or reprint all or a portion of evaluations or descriptions of fund performance and operations appearing in various independent publications.

From time to time, the Funds may also advertise their performance showing the cumulative value of an initial or periodic investment in the Funds in various amounts over specified periods, with capital gain and dividend distributions invested in additional shares or taken in cash, and with no adjustment for any income taxes (if applicable) payable by shareholders.

From time to time sales materials and advertisements may include comparisons of the cost of borrowing a specific amount of money at a given loan rate over a set period of time to the cost of a monthly investment program, over the same time period, which earns the same rate of return. The comparison may involve historical rates of return on a given index, or may involve performance of any of the Funds.

The Funds may also include in their advertising examples to illustrate basic investment concepts, including but not limited to systematic investment, the effects of compounding, and various tax related concepts, including tax deferred growth and tax equivalent yield.

                              FINANCIAL STATEMENTS


The Financial Statements and the independent auditors' reports, thereon, appearing in the Company's Annual Reports for the year ended October 31, 2001, and the Financial Statements (unaudited) appearing in the Company's Semi-Annual Reports for the periods ended April 30, 2001, are incorporated by reference in this Statement. The Company's Annual and Semi-Annual Reports are available upon request and without charge by calling 1-800-238-6263.





                                             Statement of Additional Information

                               ING DIRECT FUNDS

                                CLASS O SHARES


          STATEMENT OF ADDITIONAL INFORMATION DATED MARCH ___, 2002


This Statement of Additional Information (Statement) is not a Prospectus and should be read in conjunction with the Prospectus dated March __, 2002 for the following funds (Funds). Capitalized terms not defined herein are used as defined in the Prospectus.

CAPITAL APPRECIATION FUNDS

Growth Fund (Growth)
International Growth Fund (International Growth)
Small Company Fund (Small Company)
Value Opportunity Fund (Value Opportunity)
Technology Fund (Technology)

GROWTH & INCOME FUNDS

Balanced Fund (Balanced)
Growth and Income Fund (Growth and Income)

INCOME FUNDS

Bond Fund (Bond Fund)
Government Fund
Aeltus Money Market Fund (Money Market)

INDEX PLUS FUNDS

Index Plus Large Cap Fund (Index Plus Large Cap)
Index Plus Mid Cap Fund (Index Plus Mid Cap)
Index Plus Small Cap Fund (Index Plus Small Cap)

GENERATION FUNDS

Ascent Fund (Ascent)
Crossroads Fund (Crossroads)
Legacy Fund (Legacy)


Each of the funds listed above is a series of ING Series Fund, Inc. (Company). The formal name of each fund offering Class O shares includes the word "ING" (e.g. ING Growth Fund).


A free copy of the Prospectus is available upon request by writing to: ING DIRECT Securities, Inc., P.O. Box 15647, Wilmington, DE 19885-5647.

                              TABLE OF CONTENTS

GENERAL INFORMATION.........................................................     3
ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES.............................     4
INVESTMENT TECHNIQUES AND RISK FACTORS......................................     6
DIRECTORS AND OFFICERS......................................................    20
THE INVESTMENT ADVISORY AGREEMENTS..........................................    27
THE SUBADVISORY AGREEMENTS..................................................    30
THE ADMINISTRATIVE SERVICES AGREEMENT.......................................    32
CUSTODIAN...................................................................    34
TRANSFER AGENT..............................................................    34
INDEPENDENT AUDITORS........................................................    34
PRINCIPAL UNDERWRITER.......................................................    34
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS.........................    35
PURCHASE AND REDEMPTION OF SHARES...........................................    36
BROKERAGE ALLOCATION AND TRADING POLICIES...................................    37
SHAREHOLDER ACCOUNTS AND SERVICES...........................................    39
NET ASSET VALUE.............................................................    40
TAX STATUS..................................................................    41
PERFORMANCE INFORMATION.....................................................    42
FINANCIAL STATEMENTS........................................................    44

                              GENERAL INFORMATION


On [March 1, 2002], the name of each Fund was changed as follows:

Old Name                                  New Name
--------                                  --------
Aetna Growth Fund                         ING Growth Fund
Aetna International Fund                  ING International Growth Fund
Aetna Small Company Fund                  ING Small Company Fund
Aetna Value Opportunity Fund              ING Value Opportunity Fund
Aetna Technology Fund                     ING Technology Fund
Aetna Balanced Fund                       ING Balanced Fund
Aetna Growth and Income Fund              ING Growth and Income Fund
Aetna Bond Fund                           ING Bond Fund
Aetna Government Fund                     ING Government Fund
Aetna Money Market Fund                   ING Aeltus Money Market Fund
Aetna Index Plus Large Cap Fund           ING Index Plus Large Cap Fund
Aetna Index Plus Mid Cap Fund             ING Index Plus Mid Cap Fund
Aetna Index Plus Small Cap Fund           ING Index Plus Small Cap Fund
Aetna Ascent Fund                         ING Ascent Fund
Aetna Crossroads Fund                     ING Crossroads Fund
Aetna Legacy Fund                         ING Legacy Fund


Incorporation The Company was incorporated under the laws of Maryland on June 17, 1991.

Series and Classes The Company currently offers multiple series, not all of which are offered through this Statement and the corresponding Prospectus. The Board of Directors (Board) has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of each Fund currently are classified into multiple classes. Class O shares are offered through this Statement and the corresponding Prospectus. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of sales charges, if any, for each class; (b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class.

Capital Stock Fund shares are fully paid and nonassessable when issued. Class O shares have no preemptive or conversion rights. Each share of a Fund has the same rights to share in dividends declared by a Fund. Upon liquidation of any Fund, shareholders in that Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Voting Rights Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares of each class held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only the interests of one Fund or one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

Shareholder Meetings The Company is not required, and does not intend, to hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended (1940 Act). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

1940 Act Classification The Company is an open-end management investment company, as that term is defined under the 1940 Act. Each Fund is a diversified company, as that term is defined under the 1940 Act. The 1940 Act generally requires that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

As a matter of operating policy, Money Market may invest no more than 5% of its total assets in the securities of any one issuer (as determined pursuant to Rule 2a-7 under the 1940 Act), except that Money Market may invest up to 25% of its total assets in the first tier securities (as defined in Rule 2a-7) of a single issuer for a period of up to three business days. Fundamental policy number (1), as set forth below, would give Money Market the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future.

ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

The investment objectives and certain investment policies of each Fund are matters of fundamental policy for purposes of the 1940 Act and therefore cannot be changed without the approval of a majority of the outstanding voting securities of that Fund. This means the lesser of (a) 67% of the shares of a Fund present at a shareholders' meeting if the holders of more than 50% of the shares of that Fund then outstanding are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

As a matter of fundamental policy, a Fund will not:

(1) hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of a Fund's total assets. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction;

(2) except for Technology, concentrate its investments in any one industry, although a Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. In addition, for purposes of this restriction, for Ascent, Crossroads and Legacy (collectively referred to as the "Generation Funds"), real estate stocks will be classified as separate industries according to property type, such as apartment, retail, office and industrial. This limitation will not apply to any Fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      Additionally for Money Market, investments in the following shall not be subject to the 25% limitation: securities invested in, or repurchase agreements for, U.S. Government securities, certificates of deposit, bankers' acceptances, and securities of banks;

(3) make loans, except that, to the extent appropriate under its investment program, a Fund may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

(4) issue any senior security (as defined in the 1940 Act), except that (i) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (iii) a Fund (other than Money Market) may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to certain fundamental restrictions set forth below, a Fund may borrow money as authorized by the 1940 Act;

(5) purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, a Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or (ii) a Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if a Fund holds a security that is collateralized by an interest in real estate and the security defaults);

(6) invest in commodity contracts, except that a Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may (other than Money Market) enter into transactions in financial and index futures contracts and related options; and may enter into forward currency contracts;

(7) borrow money, except that (i) a Fund (other than Money Market) may enter into certain futures contracts and options related thereto; (ii) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (iii) for temporary emergency purposes, a Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (iv) for purposes of leveraging, a Fund (other than Money Market) may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of that Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test;

(8) act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by a Fund, that Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (1933 Act).

The Board has adopted the following other investment restrictions which may be changed by the Board and without shareholder vote. A Fund will not:

(1) except for Technology, make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in this Statement and in the Prospectus;


(2) except for International Growth and the Generation Funds, invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof). Money Market may only purchase foreign securities or obligations that are U.S.-dollar denominated;


(3)   invest in companies for the purpose of exercising control or management;

(4) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;


(5) invest more than 15% (10% for Money Market], Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A under, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. ING Investments LLC, the investment adviser, shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors;

(6) invest more than 15% (10% for Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap) of the total value of its assets in high-yield bonds (securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Service, Inc. (Moody's), or, if unrated, considered by the adviser or Aeltus Investment Management, Inc. (Aeltus), the subadviser to each Fund other than Technology, to be of comparable quality).

Where a Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change. With respect to fundamental policy number (2), industry classifications are determined in accordance with the classifications established by S&P, a division of the McGraw-Hill Companies, except that the industry classifications for Growth are determined in accordance with the classifications established by the Frank Russell Corporation and the industry classifications for International Growth have been selected by Aeltus. Aeltus believes that the industry characteristics it has selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. Industry classifications may be changed from time to time to reflect changes in the market place.


Money Market will invest at least 95% of its total assets in high-quality securities. High-quality securities are those receiving the highest short-term credit rating by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and meet certain other conditions of Rule 2a-7 under the 1940 Act. High-quality securities may also include unrated securities if Aeltus determines the security to be of comparable quality.

The remainder of Money Market's assets will be invested in securities rated within the two highest short term rating categories by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and unrated securities if Aeltus determines the security to be of comparable quality. With respect to this group of securities, Money Market generally may not, however, invest more than 1% of the market value of its total assets or $1 million, whichever is greater, in the securities or obligations of a single issuer.

                    INVESTMENT TECHNIQUES AND RISK FACTORS

Options, Futures and Other Derivative Instruments

Each Fund (except Money Market) may use certain derivative instruments as a means of achieving its investment objective. For purposes other than hedging, a Fund (other than Money Market) will invest no more than 5% of its assets in derivatives that at the time of purchase are considered by management to involve high risk to the Fund, such as inverse floaters and interest-only and principal-only debt instruments.

Each Fund (except Money Market) may use the derivative instruments described below and in the Prospectus. Derivatives that may be used by a Fund (other than Money Market) include forward contracts, swaps, structured notes, futures and options. Each Fund may invest up to 30% of its assets in lower risk derivatives for hedging purposes, or to gain additional exposure to certain markets for investment purposes while maintaining liquidity to meet shareholder redemptions and minimizing trading costs. Mortgage-related and asset-backed securities other than those described in the preceding paragraph, STRIPS (Separate Trading of Registered Interest and Principal of Securities) and forward exchange contracts are not subject to this 30% limitation.

The following provides additional information about those derivative instruments each Fund (except Money Market) may use.

Futures Contracts Each Fund may enter into futures contracts and options thereon subject to the restrictions described below under "Additional Restrictions on the Use of Futures and Option Contracts." A Fund may enter into futures contracts or options thereon that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Fund relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends.

Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

"Margin" is the amount of funds that must be deposited by a Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Fund's futures contracts. A margin deposit is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a Fund. These daily payments to and from a Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily net asset values, each Fund will mark-to-market the current value of its open futures contracts. Each Fund expects to earn interest income on its initial margin deposits.

When a Fund buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

A Fund can buy and write (sell) options on futures contracts. A Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of a Fund's total assets (100% in the case of Ascent and 60% in the case of Crossroads) at market value at the time of entering into a contract and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts. See "Call and Put Options" below for additional restrictions.


Call and Put Options Each Fund may purchase and write (sell) call options and put options on securities, indices and futures as discussed in the Prospectus, subject to the restrictions described in this section and under "Additional Restrictions on the Use of Futures and Option Contracts." A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of Aeltus, or Elijah Asset Management, LLC (EAM), subadviser to Technology.


Each Fund, except the Generation Funds, is prohibited from having written call options outstanding at any one time on more than 30% of its total assets. A Fund will not write a put if it will require more than 50% of the Fund's net assets to be designated to cover all put obligations. No Fund may buy put options if more than 3% of its assets immediately following such purchase would consist of put options. The Funds may purchase call and sell put options on equity securities only to close out positions previously opened; the Generation Funds are not subject to this restriction. No Fund will write a call option on a security unless the call is "covered" (i.e., it already owns the underlying security). Securities it "already owns" include any stock which it has the right to acquire without any additional payment, at its discretion for as long as the call remains outstanding. This restriction does not apply to the writing of calls on securities indices or futures contracts. The Funds will not write call options on when-issued securities. The Funds purchase call options on indices primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. A Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

A Fund may write calls on securities indices and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or market indices is that a Fund would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Fund's obligation might be more or less than the premium received when it originally wrote the option. Further, a Fund might occasionally not be able to close the option because of insufficient activity in the options market.

In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

If a put option is sold by a Fund, the Fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

A Fund may purchase put options when Aeltus (or EAM, in the case of Technology) believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security. The purchase of put options may be used to protect a Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The purchase of put options may also be used by the Fund when it does not hold the underlying security.

The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of that Fund. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect a closing transaction at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

Foreign Futures Contracts and Foreign Options The Funds may engage in transactions in foreign futures contracts and foreign options. Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the CFTC, the National Futures Association (NFA) nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on a U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Options on Foreign Currencies Each Fund may write and purchase calls on foreign currencies. A Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, the Fund collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to a Fund's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.

Additional Restrictions on the Use of Futures and Option Contracts CFTC regulations require that to prevent a Fund from being a commodity pool the Funds enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, each Fund expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by that Fund in the cash market. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for future contracts and premiums for options will not exceed 5% of a Fund's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

Forward Exchange Contracts Each Fund may enter into forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Fund may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. Each Fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of Aeltus (or EAM, in the case of Technology) to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Fund may experience losses or gains on both the underlying security and the cross currency hedge.

Each Fund may use forward exchange contracts to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to a Fund of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, Aeltus must evaluate the credit and performance risk of each particular counterparty under a forward contract.

Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

Swap Transactions Each Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. Swap transactions are described in the Prospectus. A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

Mortgage-Related Debt Securities


Money Market, ING DIRECT Government Fund, Bond Fund, Growth and Income, Balanced, and the Generation Funds may invest in mortgage-related debt securities, collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). Federal mortgage-related securities include obligations issued or guaranteed by the Government National Mortgage Association
(GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the U.S., the securities and guarantees of which are backed by the full faith and credit of the U.S. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. with Presidentially appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government.


Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Fund might be converted to cash, and the Fund could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government such as GNMA or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter the cash flow.

Asset-Backed Securities

Each Fund may invest in asset-backed securities. Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables. The payments from the collateral are generally passed through to the security holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

The collateral behind certain asset-backed securities (such as CARs and CARDs) tend to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

The coupon rate of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

STRIPS (Separate Trading of Registered Interest and Principal of Securities)

Each Fund may invest in STRIPS. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

Additional Risk Factors in Using Derivatives

In addition to any risk factors which may be described elsewhere in this section, or in the Prospectus, the following sets forth certain information regarding the potential risks associated with a Fund's transactions in derivatives.

Risk of Imperfect Correlation A Fund's ability to hedge effectively all or a portion of its portfolio through transactions in futures, options on futures or options on securities and indexes depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the assets being hedged. If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

Potential Lack of a Liquid Secondary Market Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio, or the relevant portion thereof.

The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Risk of Predicting Interest Rate Movements Investments in futures contracts on fixed income securities and related indices involve the risk that if Aeltus' (or EAM's, in the case of Technology) judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

Trading and Position Limits Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Company does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Funds.

Counterparty Risk With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

Foreign Securities

All Funds may invest in foreign securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in exchange rates, adverse foreign political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Because the Funds (other than Money Market) may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign issuer than about a U.S. company, and foreign issuers may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. The Company might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

All these risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East, than in more established markets, such as Western Europe.

Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts (ADRs), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary Receipts (EDRs), which are similar to ADRs but may be listed and traded on a European exchange as well as in the U.S. (typically, these securities are traded on the Luxembourg exchange in Europe); and (c) Global Depositary Receipts (GDRs), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

Debt Securities

Each Fund may invest in debt securities. The value of fixed income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.


International Growth may hold up to 10% of its total assets in long-term debt securities with an S&P or Moody's rating of AA/Aa or above, or, if unrated, are considered by Aeltus to be of comparable quality. Technology may only invest in investment grade debt securities, which are debt securities with an S&P or Moody's rating of BBB/Baa or above or, if unrated, are considered by EAM to be of comparable quality. Balanced generally maintains at least 25% of its total assets in debt securities.


Repurchase Agreements

Each Fund may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards approved by the Board. Under a repurchase agreement, a Fund may acquire a debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of a Fund. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested. Repurchase agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them from a Fund. In that event, the Fund may incur (a) disposition costs in connection with liquidating the collateral, or (b) a loss if the collateral declines in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, a Fund's ability to liquidate the collateral may be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund.

Variable Rate Demand and Floating Rate Instruments

Each Fund may invest in variable rate demand and floating rate instruments. Variable rate demand instruments held by a Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days and which cannot be disposed of promptly within seven business days and in the usual course of business without taking a reduced price will be treated as illiquid securities.

High-Yield Bonds


All Funds, except International Growth, Technology, ING DIRECT Government Fund and Money Market, may invest in high-yield bonds, subject to the limits described above and in the Prospectus. High-yield bonds are fixed income securities that offer a current yield above that generally available on debt securities rated in the four highest categories by Moody's and S&P or other rating agencies, or, if unrated, are considered to be of comparable quality by Aeltus. These securities include:


(a) fixed rate corporate debt obligations (including bonds, debentures and notes) rated below Baa3 by Moody's or BBB- by S & P;

(b) preferred stocks that have yields comparable to those of high-yielding debt securities; and

(c)  any securities convertible into any of the foregoing.

Debt obligations rated below Baa3/BBB- generally involve more risk of loss of principal and income than higher-rated securities. Their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in a Fund's net asset values. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing a Fund's objectives, Aeltus seeks to identify situations in which Aeltus believes that future developments will enhance the creditworthiness and the ratings of the issuer.

Some of the risks associated with high-yield bonds include:

Sensitivity to Interest Rate and Economic Changes High-yield bonds are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds.

Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and a Fund's net asset values. Furthermore, in the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

Payment Expectations High-yield bonds present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.

Liquidity and Valuation Risks Some issuers of high-yield bonds may be traded among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

Limitations of Credit Ratings The credit ratings assigned to high-yield bonds may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, Aeltus primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of a Fund's investment objective may be more dependent on Aeltus' own credit analysis than might be the case for a fund which does not invest in these securities.

Zero Coupon and Pay-in-Kind Securities

Each Fund may invest in zero coupon securities and all Funds (except Money Market) may invest in pay-in-kind securities. Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Fund may realize no return on its investment, because these securities do not pay cash interest.

Supranational Agencies

Each Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

Borrowing

Each Fund may borrow up to 5% of the value of its total assets from a bank for temporary or emergency purposes. The Funds may borrow for leveraging purposes only if after the borrowing, the value of the Funds' net assets including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings. Leveraging can increase the volatility of a Fund since it exaggerates the effects of changes in the value of the securities purchased with the borrowed funds. The Funds do not intend to borrow for leveraging purposes, except that they may invest in leveraged derivatives which have certain risks as outlined above.


Bank Obligations

Each Fund may invest in obligations issued by domestic or foreign banks (including banker's acceptances, commercial paper, bank notes, time deposits and certificates of deposit).

Maturity Policies

The average dollar-weighted maturity of securities in Money Market's portfolio will not exceed ninety days. In addition, all investments in Money Market's portfolio will have a maturity at the time of purchase, as defined under the federal securities laws, of 397 calendar days or less.

Equity Securities


Each Fund (except ING DIRECT Government Fund and Money Market) may invest in equity securities. Equity securities are subject to a decline in the stock market or in the value of the issuing company and preferred stocks have price risk and some interest rate and credit risk.

Convertibles

All Funds except ING DIRECT Government Fund may invest in convertible securities. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation.

Real Estate Securities

All Funds except ING DIRECT Government Fund may invest in real estate securities, including interests in real estate investment trusts (REITs), real estate development, real estate operating companies, and companies engaged in other real estate related businesses. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern U.S., or both.


Risks of real estate securities include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include: periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; and adverse developments in the real estate industry.

Equity Securities of Smaller Companies


All Funds other than Bond Fund, ING DIRECT Government Fund and Money Market may invest in equity securities issued by U.S. companies with smaller market capitalizations. These companies may be in an early developmental stage or may be older companies entering a new stage of growth due to management changes, new technology, products or markets. The securities of small-capitalization companies may also be undervalued due to poor economic conditions, market decline or actual or unanticipated unfavorable developments affecting the companies. Securities of small-capitalization companies tend to offer greater potential for growth than securities of larger, more established issuers but there are additional risks associated with them. These risks include: limited marketability; more abrupt or erratic market movements than securities of larger capitalization companies; and less publicly available information about the company and its securities. In addition, these companies may be dependent on relatively few products or services, have limited financial resources and lack of management depth, and may have less of a track record or historical pattern of performance.


Short Sales

Technology may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which an unowned security is sold, in anticipation of a decline in the market value of that security. To complete such a transaction, the security must be borrowed to make delivery to the buyer. The borrower (or short seller) then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold. Until the security is replaced, the borrower is required to repay the lender any dividends or interest that accrue during the period of the loan. The borrower may also be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. There are also transaction costs incurred in effecting short sales.

A loss may be incurred as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the borrowed security is replaced. A gain will be realized if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses required to be paid in connection with a short sale. An increase in the value of a security sold short over the price at which it was sold short will result in a loss, and there can be no assurance that the position may be closed out at any particular time or at an acceptable price.

Portfolio Turnover


The portfolio turnover rates for _____________ were higher in 2001 than in 2000 primarily due to _______________________________________________________.

                             DIRECTORS AND OFFICERS

         Set forth in the table below is information about each Director of the Funds. The investments and administration of the Company are under the supervision of the Board. Those Directors who are "interested persons," as defined in the 1940 Act, are indicated by an asterisk (*). Directors and officers hold the same positions with other investment companies in the same Fund Complex: ING VP Growth and Income Fund, ING VP Bond Fund, ING VP Money Market Fund, ING VP Balanced Portfolio, Inc., ING GET Fund, ING Generation Portfolios, Inc. and ING Variable Portfolios, Inc.

                                                                                                   NUMBER OF
                                                      TERM OF                                    PORTFOLIOS IN            OTHER
     NAME, ADDRESS AND AGE                           OFFICE AND                                  FUND COMPLEX         DIRECTORSHIPS
                                    POSITION(S)      LENGTH OF     PRINCIPAL OCCUPATION(S)        OVERSEEN BY            HELD BY
                                   HELD WITH FUND   TIME SERVED    DURING THE PAST 5 YEARS         DIRECTOR             DIRECTOR
DIRECTORS
J. SCOTT FOX*                     Director and       Since 1997                                       8
10 State House Square             President          (5 years)     Chief Executive Officer
Hartford, Connecticut                                              (July 2001 to present),
Age:  47                                                           President (April 2001 to
                                                                   present), Director, Chief
                                                                   Operating Officer (April
                                                                   1994 to present), Chief
                                                                   Financial Officer (April
                                                                   1994 to July 2001),
                                                                   Managing Director (April
                                                                   1994 to April 2001),
                                                                   Aeltus Investment
                                                                   Management, Inc.;
                                                                   Executive Vice President
                                                                   (April 2001 to present),
                                                                   Director, Chief Operating
                                                                   Officer (February 1995 to
                                                                   present), Chief Financial
                                                                   Officer, Managing Director
                                                                   (February 1995 to April
                                                                   2001), Aeltus Capital,
                                                                   Inc; Senior Vice President
                                                                   - Operations, Aetna Life
                                                                   Insurance and Annuity
                                                                   Company, March 1997 to
                                                                   December 1997.

JOHN G. TURNER*                   Director           Since 2001     Mr. Turner is currently a          8           Mr. Turner serves
7337 E. Doubletree Ranch Rd.                          (1 year)      Trustee and Vice Chairman                      as a member of
Scottsdale, Arizona 85258                                           of ING Americas. Mr.                           the Board of
Age:  62                                                            Turner was formerly                            ING Americas,
                                                                    Chairman and Chief                             Aeltus Investment
                                                                    Executive Officer of                           Management, Inc.,
                                                                    ReliaStar Financial Corp.                      and each of the
                                                                    and ReliaStar Life                             Pilgrim Funds.
                                                                    Insurance Co. (1993-2000);
                                                                    Chairman of ReliaStar
                                                                    United Services Life
                                                                    Insurance Company and
                                                                    ReliaStar Life Insurance
                                                                    Company of New York (since
                                                                    1995); Chairman of
                                                                    Northern Life Insurance
                                                                    Company (since 1992);
                                                                    Chairman and
                                                                    Director/Trustee of the
                                                                    Northstar affiliated
                                                                    investment companies
                                                                    (since October 1993). Mr.
                                                                    Turner was formerly
                                                                    Director of Northstar
                                                                    Investment Management
                                                                    Corporation and its
                                                                    affiliates (1993-1999).

                                  Director           Since 1998                                                        8
ALBERT E. DePRINCE, JR.                              (4 years)    Director, Business and Economic Research
3029 St. Johns Drive                                              Center, 1999 to present, and Professor of
Murfreesboro, Tennessee                                           Economics and Finance, Middle Tennessee
Age 60                                                            State University, 1991 to present.

                                  Director           Since 1994                                                        8
MARIA T. FIGHETTI                                    (8 years)    Associate Commissioner for Contract
325 Piermont Road                                                 Management, Health Services, New York City
Closter, New Jersey                                               Department of Mental Health, Mental
Age 58                                                            Retardation and Alcohol Services 1996 to
                                                                  present.
                                                     Since 1991                                                        8
DAVID L. GROVE                    Director           (11 years)   Private Investor; Economic/Financial
5 The Knoll                                                       Consultant, December 1985 to present.
Armonk, New York
Age 83
                                  Director           Since 1994                                                        8
SIDNEY KOCH                                          (8 years)    Financial Adviser, self-employed, January
455 East 86th Street                                              1993 to present.
New York, New York
Age 66

                                  Director           Since 1991                                                        8
CORINE T. NORGAARD                                   (11 years)   Dean of the Barney School of Business,
556 Wormwood Hill                                                 University of Hartford (West Hartford,
Mansfield Center, Connecticut                                     CT), August 1996 to present.
Age 64
                                  Director           Since 1993                                                        8
RICHARD G. SCHEIDE                                   (9 years)    Principal, LoBue Associates Inc., October
11 Lily Street                                                    1999 to present; Trust and Private Banking
Nantucket, Massachusetts                                          Consultant, David Ross Palmer Consultants,
Age 72                                                            July 1991 to present.

OFFICERS

         Information about the Funds' officers are set forth in the table below:

        NAME, ADDRESS AND AGE              POSITIONS HELD WITH FUND        PRINCIPAL OCCUPATION(S) DURING THE LAST
                                                                                          FIVE YEARS
JAMES M. HENNESSY                      President, Chief Executive            President and Chief
7337 E. Doubletree Ranch Road          Officer, and Chief Operating          Executive Officer of each
Scottsdale, Arizona  85258             Officer                               of the Pilgrim Funds
Age 52                                                                       (since February 2001);
                                                                             Chief Operating Officer of
                                                                             each of the Pilgrim Funds
                                                                             (since July 2000);
                                                                             Director, President and
                                                                             Chief Operating Officer of
                                                                             ING Pilgrim Group, LLC,
                                                                             ING Pilgrim Investments,
                                                                             LLC, ING Pilgrim Capital
                                                                             Corporation, LLC. Director
                                                                             of ING Pilgrim Securities,
                                                                             Inc. Mr. Hennessy has held
                                                                             various other executive
                                                                             positions with ING Pilgrim
                                                                             and the Pilgrim Funds for
                                                                             more than the last 5
                                                                             years.

STANLEY D. VYNER                       Executive Vice President and          Executive Vice President
7337 E. Doubletree Ranch Road          Chief Investment Officer -            of most of the Pilgrim
Scottsdale, Arizona  85258             International Equities.               Funds (since July 1996).
Age 51                                                                       Formerly, President and
                                                                             Chief Executive Officer of
                                                                             ING Pilgrim (August 1996 -
                                                                             August 2000).

MICHAEL J. ROLAND                      Senior Vice President and             Senior Vice President and
7337 E. Doubletree Ranch Road          Principal Financial Officer           Chief Financial Officer,
Scottsdale, Arizona  85258                                                   ING Pilgrim Group, LLC,
Age 43                                                                       ING Pilgrim and ING
                                                                             Pilgrim Securities, Inc.
                                                                             (since June 1998); Senior
                                                                             Vice President and
                                                                             Principal Financial
                                                                             Officer of most of the
                                                                             Pilgrim Funds. He served
                                                                             in same capacity from
                                                                             January 1995 - April 1997.
                                                                             Formerly, Chief Financial
                                                                             Officer of Endeavor Group
                                                                             (April 1997 to June 1998).

ROBERT S. NAKA                         Senior Vice President and             Senior Vice President, ING
7337 E. Doubletree Ranch Road          Assistant Secretary                   Pilgrim (since November
Scottsdale, Arizona  85258                                                   1999) and ING Pilgrim
Age 38                                                                       Group, LLC (since August
                                                                             1999); Senior Vice
                                                                             President and Assistant
                                                                             Secretary of each of the
                                                                             other Pilgrim Funds.
                                                                             Formerly Vice President,
                                                                             ING Pilgrim Investments,
                                                                             Inc. (April 1997 - October
                                                                             1999), ING Pilgrim Group,
                                                                             Inc. (February 1997 -
                                                                             August 1999) and Assistant
                                                                             Vice President, ING
                                                                             Pilgrim Group, Inc.
                                                                             (August 1995 - February
                                                                             1997).

ROBIN L. ICHILOV                       Vice President and Treasurer          Vice President, ING
7337 E. Doubletree Ranch Road                                                Pilgrim (since August
Scottsdale, Arizona  85258                                                   1997); Accounting Manager
Age 44                                                                       (since November 1995);
                                                                             Vice President and
                                                                             Treasurer of most of the
                                                                             Pilgrim Funds.

WAYNE F. BALTZER                       Vice President                        Vice President, Aeltus
10 State House Square                                                        Investment Management,
Hartford, Connecticut                                                        Inc., December 2000 to
Age 58                                                                       present; Vice President,
                                                                             Aeltus Capital, Inc., May
                                                                             1998 to present; Vice
                                                                             President, Aetna
                                                                             Investment Services, Inc.,
                                                                             July 1993 to May 1998.

                                       Vice President, Treasurer and         Senior Vice President,
STEPHANIE A. DESISTO                   Chief Financial Officer               Mutual Fund Accounting,
10 State House Square                                                        Aeltus Investment
Hartford, Connecticut                                                        Management, Inc., April
Age 48                                                                       2001 to present; Vice
                                                                             President, Mutual Fund
                                                                             Accounting, Aeltus
                                                                             Investment Management,
                                                                             Inc., November 1995 to
                                                                             April 2001.

KIMBERLY A. ANDERSON                   Vice President and Secretary          Vice President of ING
7337 E. Doubletree Ranch Road                                                Pilgrim Group, LLC (since
Scottsdale, Arizona  85258                                                   January 2001) and Vice
Age 37                                                                       President and Secretary of
                                                                             each of the Pilgrim Funds
                                                                             (since February 2001).
                                                                             Formerly Assistant Vice
                                                                             President and Assistant
                                                                             Secretary of each of the
                                                                             Pilgrim Funds (August 1999
                                                                             - February 2001) and
                                                                             Assistant Vice President
                                                                             of ING Pilgrim Group, Inc.
                                                                             (November 1999 - January
                                                                             2001). Ms. Anderson has
                                                                             held various other
                                                                             positions with ING Pilgrim
                                                                             Group, Inc. for more than
                                                                             the last five years.

                                       Secretary                             Senior Vice President
MICHAEL GIOFFRE                                                              (April 2001 to present),
10 State House Square                                                        Counsel (July 2001 to
Hartford, Connecticut                                                        present), Secretary (July
Age 38                                                                       2000 to present), and
                                                                             Assistant General Counsel
                                                                             (July 2000 to July 2001),
                                                                             Aeltus Investment
                                                                             Management, Inc.; Senior
                                                                             Vice President (April 2001
                                                                             to present), Assistant
                                                                             General Counsel and
                                                                             Secretary (July 2000 to
                                                                             present), Aeltus Capital,
                                                                             Inc.; Counsel, Aetna
                                                                             Financial Services, Inc.,
                                                                             May 1998 to July 2000;
                                                                             Compliance Officer, Aeltus
                                                                             Investment Management,
                                                                             Inc., July 1996 to May
                                                                             1998.

BOARD OF DIRECTORS

         The Board of Directors governs each Fund and is responsible for protecting the interests of shareholders. The Directors are experienced executives who oversee the [ING] Funds' activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.

         Committees

         The Board of Directors has an Audit Committee whose function is to meet with the independent auditors of each Company to review the scope of the Company's audit, it financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists Dr. DePrince, Ms. Fighetti, Dr. Grove, Mr. Koch, Ms. Norgaard and Mr. Scheide. Ms. Fighetti serves as Chairman of the Committee. The Audit Committee held [ ] meetings during the last year.


         The Board of Directors has formed a Contract Committee whose function is to consider, evaluate and make recommendations to the full Board of Directors concerning contractual arrangements with service providers to the Funds3 and all other matters in which the investment adviser or any affiliated entity has an actual or potential conflict of interest with any Fund or its shareholders. The Contract Committee currently consists of Dr. DePrince, Ms. Fighetti, Dr. Grove, Mr. Koch, Ms. Norgaard and Mr. Scheide. Dr. DePrince serves as Chairman of the Committee. The Contract Committee held [ ] meetings during the last year.

         The Board of Directors has established a Nominating Committee for the purpose of considering and presenting to the Board of Directors candidates it proposes for nomination to fill Independent Director vacancies on the Board of Directors. The Nominating Committee currently consists of Dr. DePrince, Ms. Fighetti, Dr. Grove,

Mr. Koch, Ms. Norgaard and Mr. Scheide. Ms. Norgaard serves as Chairman of the Committee. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Nominating Committee held [ ] meetings during the last year.

DIRECTOR OWNERSHIP OF SECURITIES

         Set forth below is the dollar range of equity securities owned by each Director.

                                                                                                      AGGREGATE DOLLAR RANGE OF
                                                                                                       EQUITY SECURITIES IN ALL
                                                                                                        REGISTERED INVESTMENT
                                                                                                        COMPANIES OVERSEEN BY
NAME OF DIRECTOR           DOLLAR RANGE OF EQUITY SECURITIES IN EACH COMPANY AS OF DECEMBER 31, 2001   DIRECTOR IN FAMILY OF
                                                                                                        INVESTMENT COMPANIES
                          ADVISORY  MUTUAL  INTERNATIONAL   MAYFLOWER  FUNDS  RUSSIA  PRECIOUS
                            FUNDS   FUNDS       FUND          TRUST    TRUST   FUND    METALS
INDEPENDENT DIRECTORS
Albert E. DePrince, Jr.
Maria T. Fighetti
David L. Grove
Sidney Koch
Corine T. Norgaard
Richard G. Scheide

DIRECTORS WHO ARE
"INTERESTED PERSONS"
J. Scott Fox
John G. Turner

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

         Set forth in the table below is information regarding each Independent Director's (and his immediate family members) share ownership in securities of the Funds' Investment Adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the Investment Adviser or Principal Underwriter of the Fund (not including registered investment companies.

                             NAME OF OWNERS
     NAME OF DIRECTOR       AND RELATIONSHIP                                             VALUE OF      PERCENTAGE OF
                               TO DIRECTOR         COMPANY         TITLE OF CLASS       SECURITIES         CLASS
Albert E. DePrince, Jr.
Maria T. Fighetti
David L. Grove
Sidney Koch
Corine T. Norgaard
Richard G. Scheide

DIRECTOR COMPENSATION

During the year ended October 31, 2001, members of the Board who are also directors, officers or employees of ING and its affiliates were not entitled to any compensation from the Company. For the year ended October 31, 2001, the unaffiliated members of the Board received compensation in the amounts included in the following table. None of these Directors was entitled to receive pension or retirement benefits.

                                                                               TOTAL COMPENSATION FROM THE COMPANY
            NAME OF PERSON                 AGGREGATE COMPENSATION FROM THE      AND FUND COMPLEX PAID TO DIRECTORS
               POSITION                                COMPANY

Albert E. DePrince, Jr.*                                  $                                     $
Director, Chairperson
Contract Committee

Maria T. Fighetti*
Director, Chairperson
Audit Committee**

David L. Grove*
Director

Sidney Koch
Director

Corine Norgaard
Director, Chairperson
Nominating Committee

Richard G. Scheide
Director



* During the year ended October 31, 2001, Ms. Fighetti, Dr. Grove and Dr. DePrince deferred $________, $_______ and $_____, respectively, of their compensation from the Fund Complex.

** Ms. Fighetti replaced Mr. Scheide as Chairperson of the Audit Committee as of April 2001.

                       THE INVESTMENT ADVISORY AGREEMENTS

The Company, on behalf of each Fund, has entered into investment advisory agreements (Advisory Agreements) appointing [ING Investments, LLC (ING)] as the Investment Adviser of each Fund, [effective March 1, 2002]. Under the Advisory Agreements and subject to the supervision of the Board, [ING] has responsibility for supervising all aspects of the operations of each Fund including the selection, purchase and sale of securities. Under the Advisory Agreements, [ING] is given the right to delegate any or all of its obligations to a subadviser. [ING] is an indirect wholly owned subsidiary of ING Groep N.V. (ING Group). ING Group is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

The Advisory Agreements provide that [ING] is responsible for payment of all costs of its personnel, its overhead and of its employees who also serve as Directors and officers of the Company and that each Fund is responsible for payment of all other of its costs.

Advisory Fees for each Fund are allocated to a particular class on the basis of the net assets of that class in relation to the net assets of the Fund. Listed below are the Advisory Fees that [ING] is entitled to receive from each Fund at an annual rate based on average daily net assets of each Fund:



                                        ADVISORY FEE              ASSETS
CAPITAL APPRECIATION FUNDS
Growth                                     0.700%            On first $250 million
                                           0.650%            On next $250 million
                                           0.625%            On next $250 million
                                           0.600%            On next $1.25 billion
                                           0.550%            Over $2 billion

International Growth                       0.850%            On first $250 million

                                           0.800%            On next $250 million
                                           0.775%            On next $250 million
                                           0.750%            On next $1.25 billion
                                           0.700%            Over $2 billion

Small Company                              0.850%            On first $250 million
                                           0.800%            On next $250 million
                                           0.775%            On next $250 million
                                           0.750%            On next $1.25 billion
                                           0.725%            Over $2 billion

Value Opportunity                          0.700%            On first $250 million
                                           0.650%            On next $250 million
                                           0.625%            On next $250 million
                                           0.600%            On next $1.25 billion
                                           0.550%            Over $2 billion

Technology                                 1.050%            On first $500 million
                                           1.025%            On next $500 million
                                           1.000%            Over $1 billion

GROWTH & INCOME FUNDS
Balanced                                   0.800%            On first $500 million
                                           0.750%            On next $500 million
                                           0.700%            On next $1 billion
                                           0.650%            Over $2 billion

Growth and Income                          0.700%            On first $250 million
                                           0.650%            On next $250 million
                                           0.625%            On next $250 million
                                           0.600%            On next $1.25 billion
                                           0.550%            Over $2 billion

INCOME FUNDS
Bond Fund                                  0.500%            On first $250 million
                                           0.475%            On next $250 million
                                           0.450%            On next $250 million
                                           0.425%            On next $1.25 billion
                                           0.400%            Over $2 billion

ING DIRECT Government Fund                 0.500%            On first $250 million

                                           0.475%            On next $250 million
                                           0.450%            On next $250 million
                                           0.425%            On next $1.25 billion
                                           0.400%            Over $2 billion

Money Market                               0.400%            On first $500 million
                                           0.350%            On next $500 million
                                           0.340%            On next $1 billion
                                           0.330%            On next $1 billion
                                           0.300%            Over $3 billion

INDEX PLUS FUNDS
Index Plus Large Cap                       0.450%            On first $500 million
                                           0.425%            On next $250 million
                                           0.400%            On next $1.25 billion
                                           0.375%            Over $2 billion



Index Plus Mid Cap                         0.450%            On first $500 million
                                           0.425%            On next $250 million
                                           0.400%            On next $1.25 billion
                                           0.375%            Over $2 billion

Index Plus Small Cap                       0.450%            On first $500 million
                                           0.425%            On next $250 million
                                           0.400%            On next $1.25 billion
                                           0.375%            Over $2 billion

GENERATION FUNDS
Ascent                                     0.800%            On first $500 million
                                           0.775%            On next $500 million
                                           0.750%            On next $500 million
                                           0.725%            On next $500 million
                                           0.700%            Over $2 billion

Crossroads                                 0.800%            On first $500 million
                                           0.775%            On next $500 million
                                           0.750%            On next $500 million
                                           0.725%            On next $500 million
                                           0.700%            Over $2 billion

Legacy                                     0.800%            On first $500 million
                                           0.775%            On next $500 million
                                           0.750%            On next $500 million
                                           0.725%            On next $500 million
                                           0.700%            Over $2 billion


For the years ended October 31, 2001, October 31, 2000, and October 31, 1999 investment advisory fees were paid to Aeltus (investment adviser to the Funds prior to March 1, 2002) as follows:

Year Ended October 31, 2001

                                   Total Investment                                    Net Advisory
Company Name                        Advisory Fees                 Waiver                Fees Paid

Growth
International Growth
Small Company
Value Opportunity
Technology
Balanced
Growth and Income
Bond Fund
ING DIRECT Government Fund
Money Market
Index Plus Large Cap
Index Plus Mid Cap
Index Plus Small Cap
Ascent
Crossroads
Legacy





Year Ended October 31, 2000

                                   Total Investment                                    Net Advisory
Company Name                        Advisory Fees                 Waiver                Fees Paid

Growth                                $2,434,112              $         0              $2,434,112
International Growth                   1,136,501                    2,121               1,134,380
Small Company                          1,686,622                        0               1,686,622
Value Opportunity                         62,493                   46,753                  15,740
Technology*                               88,092                   82,590                   5,502
Balanced                               1,054,126                        0               1,054,126
Growth and Income                      4,091,885                        0               4,091,885
Bond Fund                                241,025                   42,932                 198,093
ING DIRECT Government Fund               101,137                   54,409                  46,728
Money Market                           1,808,423                  236,100               1,572,323
Index Plus Large Cap                   1,741,347                        0               1,741,347
Index Plus Mid Cap                        54,436                   54,436                       0
Index Plus Small Cap                      40,415                   40,415                       0
Ascent                                   552,281                   67,167                 485,114
Crossroads                               637,997                  100,231                 537,766
Legacy                                   332,834                  117,839                 214,995

Year Ended October 31, 1999

                                   Total Investment                                Net Advisory
Company Name                        Advisory Fees                 Waiver             Fees Paid
Growth                                 1,484,231                        0               1,484,231
International Growth                     507,245                  107,259                 399,986
Small Company                            488,647                   12,768                 475,879
Value Opportunity                         43,946                   43,946                       0
Balanced                               1,031,227                        0               1,031,227
Growth and Income                      4,374,490                        0               4,374,490
Bond Fund                                226,218                   80,473                 145,745
ING DIRECT Government Fund                69,754                   69,754                       0
Money Market                           1,844,102                  658,067               1,186,035
Index Plus Large Cap                     667,633                   73,563                 594,070
Index Plus Mid Cap                        42,217                   42,217                       0
Index Plus Small Cap                      35,558                   35,558                       0
Ascent                                   409,705                   29,401                 380,304
Crossroads                               387,278                   37,728                 349,550
Legacy                                   242,377                   77,162                 165,215

*Technology commenced operations March 1, 2000.

Bradley, Foster & Sargent, Inc. ("Bradley") served as subadviser of Value Opportunity from October 1, 1998 through December 31, 1999. For the year ended October 31, 1999, Aeltus paid Bradley subadvisory fees of $9,190. The subadvisory agreement was terminated as of December 31, 1999.

                           THE SUBADVISORY AGREEMENTS

[ING] and the Company, on behalf of each Fund (except Technology), has entered into subadvisory agreements (Subadvisory Agreements) with Aeltus appointing Aeltus as Subadviser of the each Fund (except Technology) effective March 1, 2002.

The Subadvisory Agreement gives Aeltus broad latitude to select securities for each Fund consistent with the investment objectives and policies of the Funds subject to ING's oversight. The Agreement contemplates that Aeltus will be responsible for all aspects of managing the Funds.
[ING] and the Company, on behalf of Technology, have entered into an agreement (Subadvisory Agreement) with EAM, [effective March 1, 2000], appointing EAM as subadviser of Technology. EAM is managed by its members, led by Ronald Elijah.

The Subadvisory Agreement gives EAM broad latitude to select securities for Technology consistent with the investment objective and policies of the Fund, subject to [ING]'s oversight. The Agreement contemplates that EAM will be responsible for all aspects of managing Technology, including trade execution. However, the Agreement contemplates that [ING] will be primarily responsible for cash management.

For the services under the Subadvisory Agreement, EAM will receive an annual fee payable monthly as described in the Prospectus. Subadvisory fees are allocated to a particular class on the basis of the net assets of that class in relation to the net assets of Technology.

For year ended October 31, 2001 and for the period March 1, 2000 to October 31, 2000 Aeltus paid EAM subadvisory fees of $_______ and $41,718 respectively.

For the services under the Subadvisory Agreement, Aeltus or EAM, in the case of Technology, will receive an annual fee payable monthly as set forth below.

                                   SUBADVISORY FEE             ASSETS
CAPITAL APPRECIATION FUNDS
Growth                                  0.315%            On first $250 million
                                        0.293%            On next $250 million
                                        0.281%            On next $250 million
                                        0.270%            On next $1.25 billion
                                        0.248%            Over $2 billion

International Growth                    0.383%            On first $250 million
                                        0.360%            On next $250 million
                                        0.349%            On next $250 million
                                        0.338%            On next $1.25 billion
                                        0.315%            Over $2 billion

Small Company                           0.383%            On first $250 million
                                        0.360%            On next $250 million
                                        0.349%            On next $250 million
                                        0.338%            On next $1.25 billion
                                        0.326%            Over $2 billion

Value Opportunity                       0.315%            On first $250 million
                                        0.293%            On next $250 million
                                        0.281%            On next $250 million
                                        0.270%            On next $1.25 billion
                                        0.248%            Over $2 billion

GROWTH & INCOME FUNDS
Balanced                                0.360%            On first $500 million
                                        0.338%            On next $500 million
                                        0.315%            On next $1 billion
                                        0.293%            Over $2 billion

Growth and Income                       0.315%            On first $250 million
                                        0.293%            On next $250 million
                                        0.281%            On next $250 million
                                        0.270%            On next $1.25 billion
                                        0.248%            Over $2 billion

INCOME FUNDS
Bond Fund                               0.225%            On first $250 million
                                        0.214%            On next $250 million
                                        0.203%            On next $250 million
                                        0.191%            On next $1.25 billion
                                        0.180%            Over $2 billion

ING Government Fund                     0.225%            On first $250 million
                                        0.214%            On next $250 million
                                        0.203%            On next $250 million
                                        0.191%            On next $1.25 billion
                                        0.180%            Over $2 billion

Money Market                            0.180%            On first $500 million
                                        0.158%            On next $500 million
                                        0.153%            On next $1 billion
                                        0.149%            On next $1 billion
                                        0.135%            Over $3 billion

INDEX PLUS FUNDS
Index Plus Large Cap                    0.203%            On first $500 million
                                        0.191%            On next $250 million
                                        0.180%            On next $1.25 billion
                                        0.169%            Over $2 billion

Index Plus Mid Cap                      0.203%            On first $500 million
                                        0.191%            On next $250 million
                                        0.180%            On next $1.25 billion
                                        0.169%            Over $2 billion

Index Plus Small Cap                    0.203%            On first $500 million
                                        0.191%            On next $250 million
                                        0.180%            On next $1.25 billion
                                        0.169%            Over $2 billion

GENERATION FUNDS
Ascent Fund                             0.360%            On first $500 million
                                        0.349%            On next $500 million
                                        0.338%            On next $500 million
                                        0.326%            On next $500 million
                                        0.315%            Over $2 billion

Crossroads Fund                         0.360%            On first $500 million
                                        0.349%            On next $500 million
                                        0.338%            On next $500 million
                                        0.326%            On next $500 million
                                        0.315%            Over $2 billion

Legacy Fund                             0.360%            On first $500 million
                                        0.349%            On next $500 million
                                        0.338%            On next $500 million
                                        0.326%            On next $500 million
                                        0.315%            Over $2 billion


                      THE ADMINISTRATIVE SERVICES AGREEMENT

Pursuant to the Administrative Services Agreement, [effective March 1, 2002,] [ING Funds, LLC] acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. The services provided by [ING Funds, LLC] include: (a) internal accounting services; (b) monitoring regulatory compliance, such as reports and filings with the Commission and state securities regulatory authorities; (c) preparing financial information for proxy statements; (d) preparing semiannual and annual reports to shareholders; (e) calculating net asset values; (f) preparation of certain shareholder communications; (g) supervision of the custodians and transfer agent; and (h) reporting to the Board.

For its services, [ING Funds, LLC] is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

For the years ended October 31, 2001, October 31, 2000, and October 31, 1999, administrative services fees were paid to Aeltus (administrator to the Funds through March 1, 2002) as follows:

Year Ended October 31, 2001

                         Total Administrative       Administrator    Net Administrative
Company Name              Services Fees                Waiver        Services Fees Paid


Growth                     $                          $      0           $
International Growth                                         0
Small Company                                                0
Value Opportunity                                            0
Technology                                                   0
Balanced                                                     0
Growth and Income                                            0
Bond Fund                                                    0
ING DIRECT Government Fund                                   0
Money Market                                                 0
Index Plus Large Cap
Index Plus Mid Cap
Index Plus Small Cap
Ascent
Crossroads
Legacy
Technology*


Year Ended October 31, 2000

                                 Total Administrative          Administrator            Net Administrative
Company Name                         Services Fees                Waiver                 Services Fees Paid

Growth                                $  355,247                 $      0                     $  355,247
International Growth                     133,706                        0                        133,706
Small Company                            198,427                        0                        198,427
Value Opportunity                          8,928                        0                          8,928
Technology                                 8,390                        0                          8,390
Balanced                                 131,766                        0                        131,766
Growth and Income                        614,699                        0                        614,699
Bond Fund                                 48,205                        0                         48,205
ING DIRECT Government Fund                20,227                        0                         20,227
Money Market                             451,856                        0                        451,856
Index Plus Large Cap                     386,966                        0                        386,966
Index Plus Mid Cap                        12,097                    5,902                          6,195
Index Plus Small Cap                       8,981                    8,981                              0
Ascent                                    69,035                        0                         69,035
Crossroads                                79,750                        0                         79,750
Legacy                                    41,604                        0                         41,604

Year Ended October 31, 1999

                                 Total Administrative          Administrator               Net Administrative
Company Name                         Services Fees                Waiver                   Services Fees Paid

Growth                                   212,043                        0                        212,043
International Growth                      59,676                        0                         59,676
Small Company                             57,488                        0                         57,488
Value Opportunity                          6,278                    6,278                              0
Balanced                                 128,903                        0                        128,903
Growth and Income                        660,028                        0                        660,028
Bond Fund                                 45,244                        0                         45,244
ING DIRECT Government Fund                13,951                   13,951                              0
Money Market                             461,026                        0                        461,026
Index Plus Large Cap                     148,363                        0                        148,363
Index Plus Mid Cap                         9,381                    9,381                              0

Index Plus Small Cap                       7,902                    7,902                              0
Ascent                                    51,213                        0                         51,213
Crossroads                                48,410                        0                         48,410
Legacy                                    30,297                        0                         30,297

*Technology commenced operations March 1, 2000

                                    CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02181, serves as custodian for the assets of all Funds except International Growth. Brown Brothers Harriman & Company, 40 Water Street, Boston, Massachusetts, 02109, serves as custodian for the assets of International Growth. Neither custodian participates in determining the investment policies of a Fund nor in deciding which securities are purchased or sold by a Fund. [A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.]


For portfolio securities which are purchased and held outside the U.S., Mellon Bank, N.A. and Brown Brothers Harriman & Company have entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

                                 TRANSFER AGENT


DST Systems, Inc., 330 West 9th Street, Kansas City, Missouri 64105-1514, serves as the transfer agent and dividend-paying agent to the Funds.

                              INDEPENDENT AUDITORS

______________, 1 Financial Plaza, 755 Main Street, Hartford, Connecticut 06103 serves as independent auditors to the Company. ____________ provides audit and tax services, assistance and consultation in connection with Commission filings.

                              PRINCIPAL UNDERWRITER

Shares of each Fund are offered on a continuous basis. Effective [Janauary 1, 2002], the Company's Board approved a change in the Company's principal underwriter from Aeltus Capital, Inc., 10 State House Square, Hartford, Connecticut 06103-3602 to [ING Distributors, Inc.], 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. [ING Distributors, Inc.] is a _______ corporation, and is an indirect wholly owned subsidiary of ING Group and an affiliate of ING. [ING Distributors, Inc.] has agreed to use its best efforts to distribute the shares as the principal underwriter of the Funds pursuant to an Underwriting Agreement between it and the Company.


                 DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

Fund shares are distributed by [ING Distributors, Inc.] Class O shares are subject to a Shareholder Services Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Class O Shareholder Services Plan, [ING Distributors, Inc.] is paid a servicing fee at an annual rate of 0.25% of the average daily net assets of the Class O shares of each Fund. The Service Fee may be used by [ING Distributors, Inc.] to compensate ING DIRECT Securities Inc. for servicing and maintaining shareholder accounts.

[ING Distributors, Inc.] is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Shareholder Services Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether the Plan should be continued. The terms and provisions of the Plans relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.

For the years ended October 31, 2001, 2000 and 1999, Shareholder Services fees were paid to ACI (principal underwriter to the Funds prior to [January 1, 2002]) as follows:

Year Ended October 31, 2001
Company Name                                Total Underwriting Fees
Growth                                                      $
International Growth
Small Company
Value Opportunity
Technology
Balanced
Growth and Income
Bond Fund
ING DIRECT Government Fund
Money Market
Index Plus Large Cap
Index Plus Mid Cap
Index Plus Small Cap
Ascent
Crossroads
Legacy

Year Ended October 31, 2000

Company Name                                Total Underwriting Fees
Growth                                               $308,778
International Growth                                  239,877
Small Company                                         157,592
Value Opportunity                                      16,532
Technology*                                            39,961
Balanced                                              110,697
Growth and Income                                     243,774
Bond Fund                                              46,968
ING DIRECT Government Fund                             26,146
Money Market                                            1,620
Index Plus Large Cap                                  993,925
Index Plus Mid Cap                                     31,681
Index Plus Small Cap                                   15,048
Ascent                                                 86,818
Crossroads                                             78,321
Legacy                                                 42,859

Year Ended October 31, 1999

Company Name                                Total Underwriting Fees
Growth                                                $93,265
International Growth                                   53,471
Small Company                                          47,171
Value Opportunity                                       4,741
Balanced                                               46,064
Growth and Income                                     123,267
Bond Fund                                              22,641
ING DIRECT Government Fund                              8,320
Money Market                                            1,192
Index Plus Large Cap                                  267,873
Index Plus Mid Cap                                      8,318
Index Plus Small Cap                                    7,896
Ascent                                                 36,042

Crossroads                                             20,360
Legacy                                                 16,944

*Technology commenced operations on March 1, 2000.

Fees in the amount of $_______, $236,100, and $658,067 for the years ended October 31, 2001, 2000, and 1999, respectively, were waived for Money Market.

The Shareholder Services Plan continues from year to year, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. All persons who are under common control with the Funds could be deemed to have a financial interest in the Plan. No other interested person of the Funds has a financial interest in the Plan.

For the year ended October 31, 2001, approximately $_______, $_________, $_______, $_______ and $_______ of the Company's total distribution expenses were expended in connection with advertising, printing and mailing of prospectuses to other than current shareholders, compensation to underwriters, compensation to broker-dealers and compensation to sales personnel, respectively.

[ING Distributors, Inc.] or its affiliates may make payments to ING DIRECT Securities, Inc. in an amount up to 0.15% of the total Fund assets held in customer accounts that designate such firm as the selling broker-dealer. The value of a shareholder's investment will be unaffected by these payments.


                        PURCHASE AND REDEMPTION OF SHARES

Class O shares of the Company are purchased at the applicable NAV next determined after a purchase order is received. Class O shares are redeemed at the applicable NAV next determined after a redemption request is received, as described in the Prospectus.

Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the Commission or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine fairly the value of its net assets; or (c) the Commission by order so permits for the protection of shareholders of a Fund.

Any written request to redeem shares in amounts in excess of $100,000 must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

A Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, a Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder of a Fund in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the Commission. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

Purchases and exchanges should be made for investment purposes only. The Funds reserve the right to reject any specific purchase or exchange request. In the event a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

The Funds are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Funds define a "market timer" as an individual, or entity acting on behalf of one or more individuals, if (i) the individual or entity makes three or more exchange requests out of any Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to -1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

Subject to the supervision of the Board, Aeltus (or EAM, in the case of Technology) has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions thereon. It is Aeltus' and EAM's policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. Aeltus (or EAM, in the case of Technology) may also consider the sale of shares of the Funds and of other investment companies advised by Aeltus as a factor in the selection of brokerage firms to execute the Funds' portfolio transactions or in the designation of a portion of the commissions charged on those transactions to be paid to other broker-dealers, subject to Aeltus' and EAM's duty to obtain best execution.

Aeltus (or EAM, in the case of Technology) receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Funds. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Funds and other investment companies, services related to the execution of trades on behalf of a Fund, the providing of equipment used to communicate research information and specialized consultations with Company personnel with respect to computerized systems and data furnished to the Funds as a component of other research services. Aeltus and EAM consider the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. It is the policy of Aeltus and EAM, in selecting a broker to effect a particular transaction, to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and brokerage services provided.



Research services furnished by brokers through whom the Funds effect securities transactions may be used by Aeltus in servicing all of its accounts; not all such services will be used by Aeltus or EAM to benefit the Funds.

Consistent with federal law, Aeltus or EAM may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The judgment of Aeltus and EAM, as to whether and how it will obtain the specific brokerage and research services, will be based upon an analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect Aeltus' or EAM's opinion as to which services and which means of payment are in the long-term best interests of the Funds.

Aeltus may buy or sell the same security at or about the same time for a Fund and another advisory client of Aeltus, including clients in which affiliates of Aeltus have an interest. EAM may also buy or sell the same security at or about the same time for a Fund and another advisory client of EAM, including clients in which affiliates of EAM have an interest. Either Aeltus or EAM, as the case may be, normally will aggregate the respective purchases or sales, and then allocate as nearly as practicable on a pro rata basis in proportion to the amount to be purchased or sold. In the event that allocation is done other than on a pro rata basis, the main factors to be considered in determining the amounts to be allocated are the respective investment objectives of a Fund and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

Brokerage commissions were paid as follows:

                             For Year Ended    For Year Ended    For Year Ended
Fund Name                     Oct. 31, 2001     Oct. 31, 2000     Oct. 31, 1999

Growth                                               $805,950          $462,377
International Growth                                1,133,982           497,419
Small Company                                       1,125,703           342,043
Value Opportunity                                      24,041            16,153
Technology*                                            24,168                --
Balanced                                              155,698           106,837
Growth and Income                                   2,620,251         1,575,747
Bond Fund                                               3,575               275
ING DIRECT Government Fund                                295             3,615
Money Market                                                0                 0
Index Plus Large Cap                                  760,175           278,464
Index Plus Mid Cap                                     16,000            11,440
Index Plus Small Cap                                   12,082             7,225
Ascent                                                276,951           145,421
Crossroads                                            261,920           106,481
Legacy                                                 87,840            47,787

*Technology commenced operations on March 1, 2000.

For the year ended October 31, 2001, commissions in the amounts listed below were paid with respect to portfolio transactions directed to certain brokers because of research services:

Company Name                     Commissions Paid on Total Transactions

Growth                                            $
International Growth
Small Company
Value Opportunity
Technology
Balanced
Growth and Income
Index Plus Large Cap
Index Plus Mid Cap
Index Plus Small Cap
Ascent
Crossroads
Legacy


The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided such trades meet the terms of Rule 17a-7 under the 1940 Act.


The Funds, ING, ING Distributors, Inc., and Aeltus and EAM have adopted Codes of Ethics (in accordance with Rule 17j-1 under the 1940 Act). The Codes of Ethics allow personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a Fund. However, they are designed to prohibit a person from taking advantage of a Fund's trades or from acting on inside information. Each of the Codes of Ethics has been filed with and is available from the Securities and Exchange Commission.


                        SHAREHOLDER ACCOUNTS AND SERVICES

Systematic Investment

The Systematic Investment feature, using the EFT capability, allows you to make automatic monthly investments in any Fund. On the application, you may select the amount of money to be moved and the Fund in which it will be invested. In order to elect EFT, you must first have established an account, subject to the minimum amount specified in the Prospectus. Thereafter, the minimum monthly Systematic Investment is currently $50 per Fund, and we reserve the right to increase that amount. EFT transactions will be effective 15 days following the receipt by the Transfer Agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days.


Shareholder Information

The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of canceled checks.

Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement.

Automatic Cash Withdrawal Plan

The Automatic Cash Withdrawal Plan permits you to have payments of $100 or more automatically transferred from a Fund to your designated bank account on a monthly basis. To enroll in this plan, you must have a minimum balance of $10,000 in a Fund. Your automatic cash withdrawals will be processed on a regular basis beginning on or about the first day of the month. There may be tax consequences associated with these transactions. Please consult your tax adviser.

Checkwriting Service

Checkwriting is available with Class O shares of Money Market. If the amount of the check is greater than the value of your shares, the check will be returned unpaid. In addition, checks written against shares purchased by check or Systematic Investment during the preceding 12 calendar days will be returned unpaid due to uncollected funds. You may select the checkwriting service by indicating your election on the application or by calling 1-866-BUY-FUND (866-289-3863). All notices with respect to checks must be given to the transfer agent.

Cross Investing

     Dividend Investing You may elect to have dividend and/or capital gains distributions automatically invested in another Fund.

     Systematic Exchange You may establish an automatic exchange of shares from one Fund to another. The exchange will occur on or about the 15th day of each month and must be for a minimum of $50 per month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply. There may be tax consequences associated with these exchanges. Please consult your tax adviser.

Cross investing may only be made in a Fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-866-BUY-FUND (866-289-3863).

Signature Guarantee

A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a medallion signature guarantee for redemption requests in amounts in excess of $100,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a medallion signature guarantee with your written redemption instructions regardless of the amount of redemption.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by notaries public. The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

                                 NET ASSET VALUE

The NAV per share is computed by dividing Class O's pro-rata share of a Fund's net assets less any liabilities specifically attributable to Class O by the total number of shares outstanding for Class O. The Fund's net assets include, among other things, the market value of any securities held by the Fund, any dividends or interest accrued but not collected, other assets adjusted by certain liabilities incurred for the benefit of the Fund, such as payables for securities purchased and certain accrued expenses.

Securities of the Funds are generally valued by independent pricing services which have been approved by the Board. The values for equity securities traded on registered securities exchanges (except as otherwise noted below) are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price. Readily marketable securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market are valued at the mean of the current bid and asked prices as reported by independent pricing sources. Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Securities for which prices are not obtained from a pricing service are valued based upon the assessment of market-makers in those securities. Debt securities maturing in sixty days or less at the date of valuation, and all securities in Money Market, will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount. Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded. Securities for which market quotations are not readily available are valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of foreign securities used in computing the NAV of the shares of a Fund are determined as of the earlier of such market close or the closing time of the NYSE. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the NYSE, or when the foreign market on which such securities trade is closed but the NYSE is open, which will not be reflected in the computation of NAV. If during such periods, events occur which materially affect the value of such securities, the securities may be valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

                                   TAX STATUS

The following is only a limited discussion of certain additional tax considerations generally affecting each Fund. No attempt is made to present a detailed explanation of the tax treatment of each Fund and no explanation is provided with respect to the tax treatment of any Fund shareholder. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on the undistributed income of a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (taxable year election)). Tax-exempt interest on municipal obligations is not subject to the excise tax. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Foreign Investments

Investment income from foreign securities may be subject to foreign taxes withheld at the source. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.


If more than 50% of International Growth's total assets at the close of its fiscal year consist of securities of foreign corporations, that Fund will be eligible to, and may, file an election with the Internal Revenue Service (IRS) pursuant to which shareholders will be required to include their pro rata portions of foreign taxes paid by the Fund as income received by them. Shareholders may then either deduct such pro rata portion in computing their taxable income or use them as foreign tax credits against their U.S. income taxes. If International Growth makes such an election, it will report annually to each shareholder the amount of foreign taxes to be included in income and then either deducted or credited. Alternatively, if the amount of foreign taxes paid by International Growth is not large enough to warrant its making such an election, the Fund may claim the amount of foreign taxes paid as a deduction against its own gross income. In that case shareholders would not be required to include any amount of foreign taxes paid by International Growth in their income and would not be permitted either to deduct any portion of foreign taxes from their own income or to claim any amount tax credit for taxes paid by the Fund.


                             PERFORMANCE INFORMATION

Performance information for Class O shares including the yield and effective yield of Money Market, the yield or dividend yield of Bond Fund and ING DIRECT Government Fund and, specifically, the total return of the Funds may appear in reports or promotional literature to current or prospective shareholders.

Money Market Yield

Current yield for Money Market will be based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. This base period return is then multiplied by 365/7 with the resulting yield figure carried to at least the nearest hundredth of one percent. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

                Effective Yield = [(Base Period Return + 1)(Power of 365/7)] - 1

30-Day Yield for Certain Non-Money Market Funds


Quotations of yield at the public offering price (POP) for Bond Fund and ING DIRECT Government Fund will be based on all investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and will be computed by dividing net investment income by the value of a share on the last day of the period, according to the following formula:


                             YIELD = 2[(a - b + 1)(Power of 6) - 1]
                                        -----
                                           cd

Where:

a = dividends and interest earned during the period b = the expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period d = the maximum POP per share on the last day of the period

For purposes of determining net investment income during the period (variable "a" in the formula), interest earned on debt obligations held by the fund is calculated each day during the period according to the formulas below, and then added together for each day in the period:

- Certain mortgage-backed, asset-backed and CMO securities: Generally, interest is computed by taking daily interest income (coupon rate times face value divided by 360 or 365, as the case may be) adjusted by that day's pro-rata share of the most recent paydown gain or loss from the security;

- Other debt obligations: Generally, interest is calculated by computing the yield to maturity of each debt obligation held based on the market value of the obligation (including current interest accrued) at the close of each day, dividing the result by 360 and multiplying the quotient by the market value of the obligation (including current accrued interest).

For purposes of this calculation, it is assumed that each month contains 30 days.

Undeclared earned income will be subtracted from the NAV per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

Dividend Yield


Bond Fund and ING DIRECT Government Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on shares of a class from net investment income.


To calculate dividend yield, the most recent dividend of a class declared is multiplied by 12 (to annualize the yield) and divided by the current NAV. The formula is shown below:

               Dividend Yield = (Dividends paid x 12) / Net Asset Value

Average Annual Total Return

Quotations of average annual total return for any Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over a period of one, five and ten years (or, if less up to the life of the Fund), calculated pursuant to the formula:

                                 P(1 + T)(Power of n) = ERV

Where:
P = a hypothetical initial payment of $1,000
T = an average annual total return
n = the number of years
ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5, or 10 year period (or fractional portion thereof).

On August 1, 2001 the Funds introduced Class O shares. For periods prior to the Class O inception date, Class O performance will be derived from the historical performance of Class I shares, adjusted to reflect the fees and operating expenses applicable to Class O shares (particularly, Class O shares' 0.25% Rule 12b-1 service fee). Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Total Return Quotations as of October 31, 2001:

CLASS O

            FUND NAME                  1 YEAR               5 YEARS              SINCE INCEPTION         INCEPTION DATE*

Money Market                             N/A                 N/A                       ____%                  1/3/92
Aetna Government Fund                    N/A                 N/A                       ____%                  1/4/94
Bond Fund                                N/A                 N/A                       ____%                  1/3/92
Balanced                                 N/A                 N/A                       ____%                  1/3/92
Growth and Income                        N/A                 N/A                       ____%                  1/3/92
Growth                                   N/A                 N/A                       ____%                  1/4/94
Index Plus Large Cap                     N/A                 N/A                       ____%                 12/10/96
Small Company                            N/A                 N/A                       ____%                  1/4/94
International Growth                     N/A                 N/A                       ____%                  1/3/92
Ascent Fund                              N/A                 N/A                       ____%                  1/4/95
Crossroads Fund                          N/A                 N/A                       ____%                  1/4/95
Legacy Fund                              N/A                 N/A                       ____%                  1/4/95
Index Plus Mid Cap                       N/A                 N/A                       ____%                  2/3/98
Index Plus Small Cap                     N/A                 N/A                       ____%                  2/3/98
Value Opportunity                        N/A                 N/A                       ____%                  2/2/98
Technology                               N/A                 N/A                       ____%                 3/1/2000



Performance information for a Fund may be compared, in reports and promotional literature, to: (a) the Standard & Poor's 500 Stock Index, the Standard & Poor's 400, the Standard & Poor's 600, the Russell 2000 Index, the Russell 3000 Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Intermediate Government Bond Index, Salmon Brothers Broad Investment Grade Bond Index, Dow Jones Industrial Average, or other indices (including, where appropriate, a blending of indices) that measure performance of a pertinent group of securities widely regarded by investors as representative of the securities markets in general;
(b) other groups of investment companies tracked by Morningstar or Lipper Analytical Services, widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (c) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund.

From time to time, in reports or promotional literature, the Funds may discuss, or provide quotes or commentary of their current portfolio managers, strategists, and other investment personnel, with respect to: the economy; securities markets; portfolio securities and their issuers; investment philosophies; strategies; techniques and criteria used in the selection of securities to be purchased or sold for the Funds; the Funds' portfolio holdings, including the description or graphical representation of portfolio risk and other fundamental data; the investment research and analysis process; the formulation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters. The Funds may also quote or reprint all or a portion of evaluations or descriptions of fund performance and operations appearing in various independent publications.

From time to time, the Funds may also advertise their performance showing the cumulative value of an initial or periodic investment in the Funds in various amounts over specified periods, with capital gain and dividend distributions invested in additional shares or taken in cash, and with no adjustment for any income taxes (if applicable) payable by shareholders.

From time to time sales materials and advertisements may include comparisons of the cost of borrowing a specific amount of money at a given loan rate over a set period of time to the cost of a monthly investment program, over the same time period, which earns the same rate of return. The comparison may involve historical rates of return on a given index, or may involve performance of any of the Funds.

The Funds may also include in their advertising examples to illustrate basic investment concepts, including but not limited to systematic investment, the effects of compounding, and various tax related concepts, including tax deferred growth and tax equivalent yield.

                              FINANCIAL STATEMENTS


The Financial Statements and the independent auditors' reports, thereon, appearing in the Company's Annual Reports for the year ended October 31, 2001, are incorporated by reference in this Statement. The Company's Annual Reports are available upon request and without charge by calling 1-800-238-6263.




                                             Statement of Additional Information

                             AETNA SERIES FUND, INC.


                         ING INDEX PLUS PROTECTION FUND

            STATEMENT OF ADDITIONAL INFORMATION DATED MARCH __, 2001


This Statement of Additional Information (Statement) is not a Prospectus and should be read in conjunction with the current Prospectus for the ING Index Plus Protection Fund (Fund), a series of Aetna Series Fund, Inc. (Company). Capitalized terms not defined herein are used as defined in the Prospectus.


A free copy of the Fund's Prospectus is available upon request by writing to the Fund at: 7337 Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, or by calling: 1-800-992-0180.

                                TABLE OF CONTENTS

GENERAL INFORMATION.........................................................1
ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES.............................2
INVESTMENT TECHNIQUES AND RISK FACTORS......................................3
OTHER CONSIDERATIONS.......................................................17
THE ASSET ALLOCATION PROCESS...............................................17
DIRECTORS AND OFFICERS OF THE FUND.........................................18
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS.................................25
INVESTMENT ADVISORY AGREEMENT..............................................25
THE SUBADVISORY AGREEMENT..................................................25
THE FINANCIAL GUARANTY AGREEMENT...........................................26
ADMINISTRATIVE SERVICES AGREEMENT..........................................26
CUSTODIAN..................................................................27
THE FUND'S FINANCIAL GUARANTOR.............................................27
TRANSFER AGENT.............................................................27
INDEPENDENT AUDITORS.......................................................28
PRINCIPAL UNDERWRITER......................................................28
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS........................28
PURCHASE AND REDEMPTION OF SHARES..........................................30
BROKERAGE ALLOCATION AND TRADING POLICIES..................................33
SHAREHOLDER ACCOUNTS AND SERVICES..........................................34
NET ASSET VALUE............................................................34
TAX STATUS.................................................................35
PERFORMANCE INFORMATION....................................................36
FINANCIAL STATEMENTS.......................................................37

                               GENERAL INFORMATION


On [March 1, 2002], the name of the name of the Fund was changed from Aetna Index Plus Protection Fund to ING Index Plus Protection Fund.

Organization The Company was incorporated under the laws of Maryland on June 17, 1991.

Series and Classes The Board of Directors (Board) has the authority to subdivide the Fund into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of the Fund are classified into two classes: Class A and Class B. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of sales charges for each class; (b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class; and (d) voting rights on matters exclusively affecting a single class.


Capital Stock Fund shares are fully paid and nonassessable when issued. Fund shares have no preemptive or conversion rights, except that Class B shares automatically convert to Class A shares at the end of the Guarantee Period. Each share of the Fund has the same rights to share in dividends declared by the Fund. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Voting Rights Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares of each class held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only interests of one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

The Company's charter may be amended if the amendment is declared advisable by the Directors and approved by the shareholders of the Company by the affirmative vote of a majority of all the votes entitled to be cast on the matter.

Shareholder Meetings The Company is not required, and does not intend, to hold annual shareholder meetings. The Company's By-laws provide for meetings of shareholders to elect Directors at such times as may be determined by the Board or as required by the Investment Company Act of 1940, as amended (1940 Act). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

1940 Act Classification The Fund is a diversified open-end management investment company, as defined under the 1940 Act. The 1940 Act generally requires that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

                 ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

Certain investment policies of the Fund are matters of fundamental policy for purposes of the 1940 Act and therefore cannot be changed without approval by the holders of the lesser of: (a) 67% of the shares of the Fund present at a shareholders' meeting if the holders of more than 50% of the shares then outstanding are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

As a matter of fundamental policy, the Fund will not:

     (1) Borrow money, except that (a) the Fund may enter into certain futures contracts and, during the Index Plus Large Cap Period, options related thereto;
(b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) the Fund may borrow money for temporary or emergency purposes in amounts not exceeding 15% of the value of its total assets at the time when the loan is made; and (d) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time the value of the Fund's assets fails to meet the 300% coverage requirement relative only to leveraging, the Fund shall, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test.

     (2) Act as an underwriter of securities except to the extent that, in connection with the disposition of securities by the Fund for its portfolio, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

     (3) Purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts (REITs), which deal in real estate or interests therein; or (ii) during the Index Plus Large Cap Period, the Fund may acquire real estate as a result of ownership of securities or other interests (this could occur, for example, if the Fund holds a security that is collateralized by an interest in real estate and the security defaults).

     (4) Make loans, except that, to the extent appropriate under its investment program, the Fund may purchase bonds, debentures or other debt securities, including short-term obligations; enter into repurchase transactions; and, during the Index Plus Large Cap Period, lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

     (5) Invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may enter into futures contracts and related options; and may engage in transactions on a when-issued or forward commitment basis.

     (6) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer excluding securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or purchase more than 10% of the outstanding voting securities of any issuer.

     (7) Concentrate its investments in any one industry except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end users of their services, such as automobile finance, computer finance and consumer finance. This limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

Where the Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time of purchase, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment, or any other change. With respect to fundamental policy number (7) above, industry classifications are determined in accordance with the classifications established by Standard & Poor's, a division of The McGraw-Hill Companies ("S&P").

The Fund also has adopted certain other investment policies and restrictions reflecting the current investment practices of the Fund, which may be changed by the Board and without shareholder vote. Under such policies and restrictions, the Fund will not:

     (1) Mortgage, pledge or hypothecate its assets except in connection with loans of securities as described in (4) above, borrowings as described in (1) above, and permitted transactions involving options, futures contracts and options on such contracts.

     (2) Invest in companies for the purpose of exercising control or management.

     (3) Make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund.

     (4) Invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof);

     (5) Purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

     (6) Invest more than 10% of the total value of its assets in high-yield bonds (securities rated below BBB- by S&P or Baa3 by Moody's Investors Service, Inc. (Moody's), or, if unrated, considered by Aeltus to be of comparable quality).

                     INVESTMENT TECHNIQUES AND RISK FACTORS

Use of Futures and Other Derivative Instruments During the Guarantee Period

During the Guarantee Period, the Fund may use certain derivative instruments, described below and in the Prospectus, as a means of achieving its investment objective. The Fund may invest up to 30% of its assets in lower risk derivatives for hedging or to gain additional exposure to certain markets for investment purposes while maintaining liquidity to meet shareholder redemptions and minimizing trading costs.

The following provides additional information about those derivative instruments the Fund may use during the Guarantee Period.

Futures Contracts The Fund may enter into futures contracts subject to the restrictions described below under "Additional Restrictions on the Use of Futures and Options Contracts." The Fund will only enter into futures contracts on the S&P 500 Index and U.S. Treasury securities.

The Fund may purchase and sell futures contracts under the following conditions:
(a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets at market value at the time of entering into a contract, (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts, and (c) the notional value of all U.S. Treasury futures shall not exceed 50% of the market value of all corporate bonds, U.S. Treasury Notes and U.S. Agency Notes.

Additional Information Regarding the Use of Futures A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price on a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained. The futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date.

There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to the Fund relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the instruments or securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends.

Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

Sales of future contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

"Margin" is the amount of funds that must be deposited by the Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in the Fund's futures contracts. A margin deposit is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to the Fund. These daily payments to and from the Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily net asset values, the Fund will mark-to-market the current value of its open futures contracts. The Fund expects to earn interest income on its initial margin deposits.

When the Fund buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby ensuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

STRIPS, CATS, TIGRs and TRs The Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities), CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts) and TRs (Generic Treasury Receipts). These securities are created by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. These securities generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. These securities tend to be subject to the same risks as zero coupon securities. The market prices of these securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. (For additional information, see "Additional Investment Techniques and Risk Factors During the Guarantee Period - Zero Coupon Securities" below.)

Use of Options, Futures and Other Derivative Instruments During the Index Plus Large Cap Period

During the Index Plus Large Cap Period, the Fund may use certain derivative instruments, described below and in the Prospectus, as a means of achieving its investment objective. For purposes other than hedging, the Fund will invest no more than 5% of its assets in derivatives that at the time of purchase are considered by management to involve high risk to the Fund, such as inverse floaters.

Derivatives that may be used by the Fund include forward contracts, swaps, structured notes, futures and options. The Fund may invest up to 30% of its assets in lower risk derivatives for hedging purposes, or to gain additional exposure to certain markets for investment purposes while maintaining liquidity to meet shareholder redemptions and minimizing trading costs. Asset-backed securities other than those described in the preceding paragraph, STRIPS (Separate Trading of Registered Interest and Principal of Securities) and forward exchange contracts are not subject to this 30% limitation.

The following provides additional information about those derivative instruments the Fund may use during the Index Plus Large Cap Period.

Futures Contracts The Fund may enter into futures contracts and options thereon subject to the restrictions described below under "Additional Restrictions on the Use of Futures and Option Contracts." A Fund may enter into futures contracts or options thereon that are traded on national futures exchanges and standardized as to maturity date and underlying financial instrument. (For additional information regarding the Fund's use of futures contracts during the Index Plus Large Cap Period, see "Additional Information Regarding the Use of Futures" above.)

The Fund can buy and write (sell) options on futures contracts. The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets at market value at the time of entering into a contract and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts. See "Call and Put Options" below for additional restrictions.

Call and Put Options The Fund may purchase and write (sell) call options and put options on securities, indices and futures as discussed in the Prospectus, subject to the restrictions described in this section and under "Additional Restrictions on the Use of Futures and Option Contracts." A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. The Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of Aeltus.

The Fund is prohibited from having written call options outstanding at any one time on more than 30% of its total assets. The Fund will not write a put if it will require more than 50% of the Fund's net assets to be designated to cover all put obligations. The Fund may not buy put options if more than 3% of its assets immediately following such purchase would consist of put options. The Fund may purchase call and sell put options on equity securities only to close out positions previously opened. The Fund will not write a call option on a security unless the call is "covered" (i.e., it already owns the underlying security). Securities it "already owns" include any stock which it has the right to acquire without any additional payment, at its discretion for as long as the call remains outstanding. This restriction does not apply to the writing of calls on securities indices or futures contracts. The Fund will not write call options on when-issued securities. The Fund purchases call options on indices primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. The Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

The Fund may write calls on securities indices and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or market indices is that the Fund would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Fund's obligation might be more or less than the premium received when it originally wrote the option. Further, the Fund might occasionally not be able to close the option because of insufficient activity in the options market.

In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

If a put option is sold by the Fund, the Fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

The Fund may purchase put options when Aeltus believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security. The purchase of put options may be used to protect the Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The purchase of put options may also be used by the Fund when it does not hold the underlying security.

The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by the Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of the Fund. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by the Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of the Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect a closing transaction at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. The Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

Foreign Futures Contracts and Foreign Options The Fund may engage in transactions in foreign futures contracts and foreign options. Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the CFTC, the National Futures Association (NFA) nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on a U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Options on Foreign Currencies The Fund may write and purchase calls on foreign currencies. The Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, the Fund collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to the Fund's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by the Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.

Forward Exchange Contracts The Fund may enter into forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. The Fund may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. The Fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of Aeltus to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge.

The Fund may use forward exchange contracts to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

At or before the maturity of a forward exchange contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to the Fund of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, Aeltus must evaluate the credit and performance risk of each particular counterparty under a forward contract.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Swap Transactions The Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if Aeltus determines it is consistent with the Fund's investment objective and policies.

The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If Aeltus incorrectly forecasts such change, the Fund's performance would be less than if the Fund had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. Aeltus will monitor the creditworthiness of counterparties to the Fund's swap transactions on an ongoing basis.

The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

Asset-Backed Securities The Fund may invest in asset-backed securities. Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables. The payments from the collateral are generally passed through to the security holder. The average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

The collateral behind certain asset-backed securities (such as CARs and CARDs) tends to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

The coupon rate of interest on asset-backed securities is lower than the interest rates paid on the loans included in the underlying pool, by the amount of the fees paid to the pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

STRIPS The Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. STRIPS tend to be subject to the same risks as zero coupon securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. (For additional information, see "Additional Investment Techniques and Risk Factors During the Index Plus Large Cap Period - Zero Coupon and Pay-in-Kind Securities" below.)

Additional Restrictions on the Use of Futures and Options Contracts

CFTC regulations require that to prevent the Fund from being a commodity pool, the Fund enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, the Fund expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by it in the cash market. With respect to futures contracts or related options that are entered into during the Index Plus Large Cap Period for purposes that may be considered speculative, the aggregate initial margin for future contracts and premiums for options will not exceed 5% of the Fund's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

Additional Risk Factors in Using Derivatives

In addition to any risk factors which may be described elsewhere in this section, or in the Prospectus, the following sets forth certain information regarding the potential risks associated with the Fund's transactions in derivatives.

Risk of Imperfect Correlation The Fund's ability to hedge effectively all or a portion of its portfolio through transactions in futures, options on futures or options on securities and indices depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlates with movements in the value of the assets being hedged. If the value of the assets being hedged does not move in the same amount or direction as the underlying security or index, the hedging strategy for the Fund might not be successful and it could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

Potential Lack of a Liquid Secondary Market Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While the Fund will establish a futures or option position only if there appears to be a liquid secondary market therefore, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Fund which could require it to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio, or the relevant portion thereof.

The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Risk of Predicting Interest Rate Movements Investments in futures contracts on fixed income securities and related indices involve the risk that if the judgment of Aeltus Investment Management, Inc. (Aeltus) concerning the general direction of interest rates is incorrect, the overall performance of the Fund may be poorer than if it had not entered into any such contract. For example, if the Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

Trading and Position Limits Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Company does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Fund.

Counterparty Risk With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

Additional Investment Techniques and Risk Factors During the Guarantee Period

Foreign Securities The Fund may invest in depositary receipts of foreign companies included in the S&P 500. Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in exchange rates, adverse foreign political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.

Real Estate Securities The Fund may invest in real estate securities through interests in REITs, provided the REIT is included in the S&P 500. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, or both. Investing in stocks of real estate-related companies presents certain risks that are more closely associated with investing in real estate directly than with investing in the stock market generally, including: periodic declines in the value of real estate, generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (e.g. zoning laws) that impair the rights of real estate owners; and adverse developments in the real estate industry.

Corporate Bonds The Fixed Component may consist of non-callable corporate bonds, provided that no less than 40% of the Fund's assets are allocated to the Equity Component. Any corporate bond purchased must mature on a date no more than three years before or after the Guarantee Maturity Date. In addition, each such bond must be rated AA- or higher by S&P or Aa3 or higher by Moody's, provided that if both S&P and Moody's have issued a rating on the security, such rating shall be no less than AA-/Aa3. If a corporate bond is downgraded below this level, Aeltus shall divest the security within 15 business days following the public announcement of such downgrade. No more than 2% of the Fund's assets shall be invested in corporate debt securities of any issuer or its affiliates at the time of investment therein.

Zero Coupon Securities The Fund may invest in U.S. Treasury or agency zero coupon securities maturing on or within 90 days preceding the Guarantee Maturity Date. U.S. Treasury or agency zero coupon securities shall be limited to non-callable, non-interest bearing obligations and shall include STRIPS (Separate Trading of Registered Interest and Principal of Securities); CATS (Certificates of Accrual on Treasury Securities); TIGRs (Treasury Investment Growth Receipts) and TRs (Generic Treasury Receipts). Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

Additional Investment Techniques and Risk Factors During the Index Plus Large Cap Period

Repurchase Agreements The Fund may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards approved by the Board. Under a repurchase agreement, the Fund may acquire a debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of the Fund. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested. Repurchase agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them from the Fund. In that event, the Fund may incur (a) disposition costs in connection with liquidating the collateral, or (b) a loss if the collateral declines in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, the Fund's ability to liquidate the collateral may be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of the Fund.

Variable Rate Demand and Floating Rate Instruments The Fund may invest in variable rate demand and floating rate instruments. Variable rate demand instruments held by the Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. The Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by the Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days and which cannot be disposed of promptly within seven business days and in the usual course of business without taking a reduced price will be treated as illiquid securities.

High-Yield Bonds The Fund may invest in high-yield bonds, subject to the limits described above and in the Prospectus. High-yield bonds are fixed income securities that offer a current yield above that generally available on debt securities rated in the four highest categories by Moody's and S&P or other rating agencies, or, if unrated, are considered to be of comparable quality by Aeltus. These securities include:

(a) fixed rate corporate debt obligations (including bonds, debentures and notes) rated below Baa3 by Moody's or BBB- by S & P;
(b) preferred stocks that have yields comparable to those of high-yielding debt securities; and
(c)  any securities convertible into any of the foregoing.

Debt obligations rated below Baa3/BBB- generally involve more risk of loss of principal and income than higher-rated securities. Their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in the Fund's net asset values. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing the Fund's objectives, Aeltus seeks to identify situations in which Aeltus believes that future developments will enhance the creditworthiness and the ratings of the issuer.

Some of the risks associated with high-yield bonds include:

Sensitivity to Interest Rate and Economic Changes High-yield bonds are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are investment-grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds.

Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and the Fund's net asset values. Furthermore, in the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

Payment Expectations High-yield bonds present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.

Liquidity and Valuation Risks Some issuers of high-yield bonds may be traded among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

Limitations of Credit Ratings The credit ratings assigned to high-yield bonds may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, Aeltus primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of the Fund's investment objective may be more dependent on Aeltus' own credit analysis than might be the case for a fund which does not invest in these securities.

Zero Coupon and Pay-in-Kind Securities The Fund may invest in zero coupon securities and pay-in-kind securities. Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment, because these securities do not pay cash interest.

Supranational Agencies The Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

Borrowing The Fund may borrow up to 5% of the value of its total assets from a bank for temporary or emergency purposes. The Fund may borrow for leveraging purposes only if after the borrowing, the value of the Fund's net assets including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings. Leveraging can increase the volatility of the Fund since it exaggerates the effects of changes in the value of the securities purchased with the borrowed funds. The Fund does not intend to borrow for leveraging purposes, except that it may invest in leveraged derivatives which have certain risks as outlined above.

Foreign Securities The Fund may invest in foreign securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in exchange rates, adverse foreign political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign issuer than about a U.S. company, and foreign issuers may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. The Company might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

All these risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East, than in more established markets, such as Western Europe.

Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts (ADRs), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary Receipts (EDRs), which are similar to ADRs but may be listed and traded on a European exchange as well as in the U.S. (typically, these securities are traded on the Luxembourg exchange in Europe); and (c) Global Depositary Receipts (GDRs), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

Real Estate Securities The Fund may invest in real estate securities, including interests in real estate investment trusts (REITs), real estate development, real estate operating companies, and companies engaged in other real estate related businesses. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern U.S., or both.

Risks of real estate securities include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include: periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; and adverse developments in the real estate industry.

Equity Securities of Smaller Companies The Fund may invest in equity securities issued by U.S. companies with smaller market capitalizations. These companies may be in an early developmental stage or may be older companies entering a new stage of growth due to management changes, new technology, products or markets. The securities of small-capitalization companies may also be undervalued due to poor economic conditions, market decline or actual or unanticipated unfavorable developments affecting the companies. Securities of small-capitalization companies tend to offer greater potential for growth than securities of larger, more established issuers but there are additional risks associated with them. These risks include: limited marketability; more abrupt or erratic market movements than securities of larger capitalization companies; and less publicly available information about the company and its securities. In addition, these companies may be dependent on relatively few products or services, have limited financial resources and lack of management depth, and may have less of a track record or historical pattern of performance.

Convertibles The Fund may invest in convertible securities. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation.

Additional Investment Techniques and Risk Factors During Both the Guarantee Period and the Index Plus Large Cap Period

Illiquid Securities The Fund may invest in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Securities that may be resold under Rule 144A under the Securities Act of 1933, as amended (1933 Act) or securities offered pursuant to Section 4(2) of the 1933 Act shall not be deemed illiquid solely by reason of being unregistered. Aeltus shall determine whether a particular security is deemed to be illiquid based on the trading markets for the specific security and other factors. Illiquid securities will not exceed 15% of net assets of the Fund during the Guarantee Period and will not exceed 10% of net assets of the Fund during the Index Plus Large Cap Period.

Bank Obligations The Fund may invest in obligations issued by domestic banks (including banker's acceptances, commercial paper, bank notes, time deposits and certificates of deposit).

                              OTHER CONSIDERATIONS

Acceptance of Deposits During Guarantee Period

The Fund reserves the right to accept additional deposits during the Guarantee Period and to discontinue this practice at its discretion at any time.

                          THE ASSET ALLOCATION PROCESS

In pursuing the Fund's investment objective during the Guarantee Period, Aeltus looks to allocate assets among the Equity Component and the Fixed Component. The allocation of assets depends on a variety of factors, including, but not limited to, the then prevailing level of interest rates, equity market volatility, the market value of Fund assets, and the Guarantee Maturity Date. If interest rates are low (particularly at the inception of the Guarantee Period), Fund assets may be largely invested in the Fixed Component in order to increase the likelihood of meeting the investment objective. In addition, if during the Guarantee Period the equity markets experienced a major decline, the Fund's assets may become largely or entirely invested in the Fixed Component in order to increase the likelihood of meeting the investment objective.

The initial allocation of Fund assets between the Equity Component and the Fixed Component will be determined principally by the prevailing level of interest rates and the volatility of the stock market at the beginning of the Guarantee Period. If at the inception of the Guarantee Period interest rates are low, more assets may have to be allocated to the Fixed Component. Aeltus will monitor the allocation of the Fund's assets on a daily basis.

The asset allocation process will also be affected by Aeltus' ability to manage the Fixed Component. If the Fixed Component provides a return better than that assumed by Aeltus' proprietary model, fewer assets would have to be allocated to the Fixed Component. On the other hand, if the performance of the Fixed Component is poorer than expected, more assets would have to be allocated to the Fixed Component, and the ability of the Fund to participate in any subsequent upward movement in the equity market would be limited.

The process of asset reallocation results in additional transaction costs such as brokerage commissions. The Fund will likely incur increased transactional costs during periods of high volatility. To moderate such costs, Aeltus has built into its proprietary model a factor that will require reallocations only when Equity Component and Fixed Component values have deviated by more than certain minimal amounts since the last reallocation.

                       DIRECTORS AND OFFICERS OF THE FUND

      Set forth in the table below is information about each Director of the Funds. The investments and administration of the Company are under the supervision of the Board. Those Directors who are "interested persons," as defined in the 1940 Act, are indicated by an asterisk (*). Directors and officers hold the same positions with other investment companies in the same Fund Complex: ING VP Growth and Income Fund, ING VP Bond Fund, ING VP Money Market Fund, ING VP Balanced Portfolio, Inc., ING GET Fund, ING Generation Portfolios, Inc. and ING Variable Portfolios, Inc.

                                               TERM OF                                               NUMBER OF
                                              OFFICE AND                                           PORTFOLIOS IN
                                POSITION(S)   LENGTH OF                                            FUND COMPLEX         OTHER
                                 HELD WITH       TIME       PRINCIPAL OCCUPATION(S) DURING THE      OVERSEEN BY      DIRECTORSHIPS
     NAME, ADDRESS AND AGE         FUND         SERVED               PAST 5 YEARS                    DIRECTOR      HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
J. SCOTT FOX*                  Director and   Since 1997   Chief Executive Officer (July 2001            8
10 State House Square          President       (5 years)   to present), President (April 2001
Hartford, Connecticut                                      to present), Director, Chief
Age:  47                                                   Operating Officer (April 1994 to
                                                           present), Chief Financial Officer
                                                           (April 1994 to July 2001), Managing
                                                           Director (April 1994 to April 2001),
                                                           Aeltus Investment Management, Inc.;
                                                           Executive Vice President (April 2001
                                                           to present), Director, Chief
                                                           Operating Officer (February 1995 to
                                                           present), Chief Financial Officer,
                                                           Managing Director (February 1995 to
                                                           April 2001), Aeltus Capital, Inc;
                                                           Senior Vice President - Operations,
                                                           Aetna Life Insurance and Annuity
                                                           Company, March 1997 to December 1997.
------------------------------------------------------------------------------------------------------------------------------------
JOHN G. TURNER*                Director       Since 2001   Mr. Turner is currently a Trustee and         8         Mr. Turner serves
7337 E. Doubletree Ranch Rd.                   (1 year)    Vice Chairman of ING Americas.  Mr.                     as a member of
Scottsdale, Arizona 85258                                  Turner was formerly Chairman and                        the Board of ING
Age: 62                                                    Chief Executive Officer of ReliaStar                    Americas, Aeltus
                                                           Financial Corp. and ReliaStar Life                      Investment
                                                           Insurance Co. (1993-2000); Chairman                     Management,
                                                           of ReliaStar United Services Life                       Inc., and each of
                                                           Insurance Company and ReliaStar Life                    the Pilgrim
                                                           Insurance Company of New York (since                    Funds.
                                                           1995); Chairman of Northern Life
                                                           Insurance Company (since 1992);
                                                           Chairman and Director/Trustee of the
                                                           Northstar affiliated investment
                                                           companies (since October 1993). Mr.
                                                           Turner was formerly Director of
                                                           Northstar Investment Management
                                                           Corporation and its affiliates
                                                           (1993-1999).

                                               TERM OF                                               NUMBER OF
                                              OFFICE AND                                           PORTFOLIOS IN
                                POSITION(S)   LENGTH OF                                            FUND COMPLEX         OTHER
                                 HELD WITH       TIME       PRINCIPAL OCCUPATION(S) DURING THE      OVERSEEN BY      DIRECTORSHIPS
     NAME, ADDRESS AND AGE         FUND         SERVED               PAST 5 YEARS                    DIRECTOR      HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
ALBERT E. DePRINCE, JR.        Director       Since 1998   Director, Business and Economic               8
3029 St. Johns Drive                           (4 years)   Research Center, 1999 to present, and
Murfreesboro, Tennessee                                    Professor of Economics and Finance,
Age 60                                                     Middle Tennessee State University,
                                                           1991 to present.
------------------------------------------------------------------------------------------------------------------------------------
MARIA T. FIGHETTI              Director       Since 1994   Associate Commissioner for Contract           8
325 Piermont Road                              (8 years)   Management, Health Services, New York
Closter, New Jersey                                        City Department of Mental Health,
Age 58                                                     Mental Retardation and Alcohol
                                                           Services 1996 to present.
------------------------------------------------------------------------------------------------------------------------------------
DAVID L. GROVE                 Director       Since 1991   Private Investor; Economic/Financial          8
5 The Knoll                                   (11 years)   Consultant, December 1985 to present.
Armonk, New York
Age 83
------------------------------------------------------------------------------------------------------------------------------------
SIDNEY KOCH                    Director       Since 1994   Financial Adviser, self-employed,             8
455 East 86th Street                           (8 years)   January 1993 to present.
New York, New York
Age 66
------------------------------------------------------------------------------------------------------------------------------------
CORINE T. NORGAARD             Director       Since 1991   Dean of the Barney School of                  8
556 Wormwood Hill                             (11 years)   Business, University of Hartford
Mansfield Center, Connecticut                              (West Hartford, CT), August 1996 to
Age 64                                                     present.
------------------------------------------------------------------------------------------------------------------------------------
RICHARD G. SCHEIDE             Director       Since 1993   Principal, LoBue Associates Inc.,             8
11 Lily Street                                 (9 years)   October 1999 to present; Trust and
Nantucket, Massachusetts                                   Private Banking Consultant, David
Age 72                                                     Ross Palmer Consultants, July 1991
                                                           to present.

OFFICERS

      Information about the Funds' officers are set forth in the table below:

   NAME, ADDRESS AND AGE        POSITIONS HELD WITH FUND                 PRINCIPAL OCCUPATION(S) DURING THE LAST
                                                                                          FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
JAMES M. HENNESSY               President, Chief Executive Officer,   President and Chief Executive Officer of each of
7337 E. Doubletree Ranch Road   and Chief Operating Officer           the Pilgrim Funds (since February 2001); Chief
Scottsdale, Arizona 85258                                             Operating Officer of each of the Pilgrim Funds
Age 52                                                                (since July 2000); Director, President and Chief
                                                                      Operating Officer of ING Pilgrim Group, LLC,
                                                                      ING Pilgrim Investments, LLC, ING Pilgrim Capital
                                                                      Corporation, LLC. Director of ING Pilgrim
                                                                      Securities, Inc. Mr. Hennessy has held various
                                                                      other executive positions with ING Pilgrim and
                                                                      the Pilgrim Funds for more than the last 5 years.

STANLEY D. VYNER                Executive Vice President and          Executive Vice President of most of the Pilgrim
7337 E. Doubletree Ranch Road   Chief Investment Officer -            Funds (since July 1996). Formerly, President and
Scottsdale, Arizona  85258      International Equities.               Chief Executive Officer of ING Pilgrim (August
Age 51                                                                1996 - August 2000).

MICHAEL J. ROLAND               Senior Vice President and             Senior Vice President and Chief Financial Officer,
7337 E. Doubletree Ranch Road   Principal Financial Officer           ING Pilgrim Group, LLC, ING Pilgrim and ING
Scottsdale, Arizona  85258                                            Pilgrim Securities, Inc. (since June 1998); Senior
Age 43                                                                Vice President and Principal Financial Officer of
                                                                      most of the Pilgrim Funds. He served in same
                                                                      capacity from January 1995 - April 1997. Formerly,
                                                                      Chief Financial Officer of Endeavor Group (April
                                                                      1997 to June 1998).

ROBERT S. NAKA                  Senior Vice President and             Senior Vice President, ING Pilgrim (since November
7337 E. Doubletree Ranch Road   Assistant Secretary                   1999) and ING Pilgrim Group, LLC (since August
Scottsdale, Arizona  85258                                            1999); Senior Vice President and Assistant
Age 38                                                                Secretary of each of the other Pilgrim Funds.
                                                                      Formerly Vice President, ING Pilgrim Investments,
                                                                      Inc. (April 1997 - October 1999), ING Pilgrim
                                                                      Group, Inc. (February 1997 - August 1999) and
                                                                      Assistant Vice President, ING Pilgrim Group, Inc.
                                                                      (August 1995 - February 1997).

ROBIN L. ICHILOV                Vice President and Treasurer          Vice President, ING Pilgrim (since August 1997);
7337 E. Doubletree Ranch Road                                         Accounting Manager (since November 1995); Vice
Scottsdale, Arizona  85258                                            President and Treasurer of most of the Pilgrim
Age 44                                                                Funds.

WAYNE F. BALTZER                Vice President                        Vice President, Aeltus Investment Management,
10 State House Square                                                 Inc., December 2000 to present; Vice President,
Hartford, Connecticut                                                 Aeltus Capital, Inc., May 1998 to present; Vice
Age 58                                                                President, Aetna Investment Services, Inc., July
                                                                      1993 to May 1998.

STEPHANIE A. DESISTO            Vice President, Treasurer and         Senior Vice President, Mutual Fund Accounting,
10 State House Square           Chief Financial Officer               Aeltus Investment Management, Inc., April 2001 to
Hartford, Connecticut                                                 present; Vice President, Mutual Fund Accounting,
Age 48                                                                Aeltus Investment Management, Inc., November 1995
                                                                      to April 2001.

-----------------------------------------------------------------------------------------------------------------------
KIMBERLY A. ANDERSON            Vice President and Secretary          Vice President of ING Pilgrim Group, LLC (since
7337 E. Doubletree Ranch Road                                         January 2001) and Vice President and Secretary of
Scottsdale, Arizona  85258                                            each of the Pilgrim Funds (since February 2001).
Age 37                                                                Formerly Assistant Vice President and Assistant
                                                                      Secretary of each of the Pilgrim Funds (August
                                                                      1999 - February 2001) and Assistant Vice President
                                                                      of ING Pilgrim Group, Inc. (November 1999 -
                                                                      January 2001). Ms. Anderson has held various other
                                                                      positions with ING Pilgrim Group, Inc. for more
                                                                      than the last five years.


MICHAEL GIOFFRE                 Secretary                             Senior Vice President (April 2001 to present),
10 State House Square                                                 Counsel (July 2001 to present), Secretary (July
Hartford, Connecticut                                                 2000 to present), and Assistant General Counsel
Age 38                                                                (July 2000 to July 2001), Aeltus Investment
                                                                      Management, Inc.; Senior Vice President (April
                                                                      2001 to present), Assistant General Counsel and
                                                                      Secretary (July 2000 to present), Aeltus Capital,
                                                                      Inc.; Counsel, Aetna Financial Services, Inc.,
                                                                      May 1998 to July 2000; Compliance Officer, Aeltus
                                                                      Investment Management Inc., July 1996 to May 1998.

BOARD OF DIRECTORS

      The Board of Directors governs each Fund and is responsible for protecting the interests of shareholders. The Directors are experienced executives who oversee the [ING] Funds' activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.

      Committees

      The Board of Directors has an Audit Committee whose function is to meet with the independent auditors of each Company to review the scope of the Company's audit, it financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists Dr. DePrince, Ms. Fighetti, Dr. Grove, Mr. Koch, Ms. Norgaard and Mr. Scheide. Ms. Fighetti serves as Chairman of the Committee. The Audit Committee held [ ] meetings during the last year.

      The Board of Directors has formed a Contract Committee whose function is to consider, evaluate and make recommendations to the full Board of Directors concerning contractual arrangements with service providers to the Funds(3) and all other matters in which the investment adviser or any affiliated entity has an actual or potential conflict of interest with any Fund or its shareholders. The Contract Committee currently consists of Dr. DePrince, Ms. Fighetti, Dr. Grove, Mr. Koch, Ms. Norgaard and Mr. Scheide. Dr. DePrince serves as Chairman of the Committee. The Contract Committee held [ ] meetings during the last year.

      The Board of Directors has established a Nominating Committee for the purpose of considering and presenting to the Board of Directors candidates it proposes for nomination to fill Independent Director vacancies on the Board of Directors. The Nominating Committee currently consists of Dr.

DePrince, Ms. Fighetti, Dr. Grove, Mr. Koch, Ms. Norgaard and Mr. Scheide. Ms. Norgaard serves as Chairman of the Committee. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Nominating Committee held [ ] meetings during the last year.

DIRECTOR OWNERSHIP OF SECURITIES

      Set forth below is the dollar range of equity securities owned by each Director.

                                                                                                      AGGREGATE DOLLAR RANGE OF
                                                                                                       EQUITY SECURITIES IN ALL
                                                                                                        REGISTERED INVESTMENT
                                                                                                        COMPANIES OVERSEEN BY
                                                                                                        DIRECTOR IN FAMILY OF
    NAME OF DIRECTOR      DOLLAR RANGE OF EQUITY SECURITIES IN EACH COMPANY AS OF DECEMBER 31, 2001      INVESTMENT COMPANIES
-------------------------------------------------------------------------------------------------------------------------------
                          ADVISORY   MUTUAL   INTERNATIONAL   MAYFLOWER   FUNDS   RUSSIA   PRECIOUS
                            FUNDS     FUNDS       FUND          TRUST     TRUST    FUND     METALS
-------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Albert E. DePrince, Jr.
Maria T. Fighetti
David L. Grove
Sidney Koch
Corine T. Norgaard
Richard G. Scheide

DIRECTORS WHO ARE
"INTERESTED PERSONS"

J. Scott Fox
John G. Turner

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

      Set forth in the table below is information regarding each Independent Director's (and his immediate family members) share ownership in securities of the Funds' Investment Adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the Investment Adviser or Principal Underwriter of the Fund (not including registered investment companies.

                           NAME OF OWNERS
                          AND RELATIONSHIP                               VALUE OF    PERCENTAGE OF
     NAME OF DIRECTOR        TO DIRECTOR     COMPANY   TITLE OF CLASS   SECURITIES       CLASS
---------------------------------------------------------------------------------------------------
Albert E. DePrince, Jr.
Maria T. Fighetti
David L. Grove
Sidney Koch
Corine T. Norgaard
Richard G. Scheide

DIRECTOR COMPENSATION

During the fiscal year ended October 31, 2001, members of the Board who are also directors, officers or employees of Aetna Inc. and its affiliates were not entitled to any compensation from the Fund. As of October 31, 2001, the unaffiliated members of the Board received compensation in the amounts included in the following table. None of these Directors was entitled to receive pension or retirement benefits.

                             AGGREGATE      TOTAL COMPENSATION FROM
     NAME OF PERSON         COMPENSATION      THE COMPANY AND FUND
        POSITION            FROM COMPANY           COMPLEX
Corine Norgaard                $                     $
Director, Chairperson
Nominating Committee

Sidney Koch
Director

Maria T. Fighetti*
Director, Chairperson
Audit Committee**

Richard G. Scheide
Director

David L. Grove*
Director

Albert E. DePrince, Jr.*
Director, Chairperson
Contract Committee

* During the fiscal year ended October 31, 2001, Ms. Fighetti, Dr. Grove and Dr. DePrince elected to defer compensation in the amount of $______, $______ and $______89,903, respectively.

** Ms. Fighetti replaced Mr. Scheide as Chairperson of the Audit Committee as of April 2001.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of November 30, 2001, officers and Directors owned less than 1% of the outstanding shares of the Fund.


                          INVESTMENT ADVISORY AGREEMENT

The Fund entered into an investment advisory agreement (Advisory Agreement) appointing [ING Investments, LLC (ING)] as the investment adviser of the Fund effective [March 1, 2002]. Under the Advisory Agreement, and subject to the supervision of the Board, [ING] has responsibility for supervising all aspects of the operations of the Fund including the selection, purchase and sale of securities. Under the Advisory Agreement, Aeltus is given the right to delegate any or all of its obligations to a subadviser. [ING] is an indirect wholly owned subsidiary of ING Group N.V. (ING). ING Group is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees

The Advisory Agreement provides that [ING] is responsible for payment of all costs of its personnel, its overhead and of its employees who also serve as officers or members of the Board, and that the Fund is responsible for payment of all other of its costs.

For the services under the Advisory Agreement, ING will receive an annual fee, payable monthly, as described in the Prospectus.

For the year ended October 31, 2001 and the period from October 2, 2000 (commencement of operations) to October 31, 2000, an investment advisory fee was paid to Aeltus (investment adviser to the Fund prior to March 1, 2002) as follows:

Year ended October 31, 2001

     Total Investment Advisory Fees     Waiver     Net Advisory Fees Paid
     ------------------------------     ------     ----------------------
                 $                      $                  $

Period from October 2, 2000 to October 31, 2000

     Total Investment Advisory Fees     Waiver     Net Advisory Fees Paid
     ------------------------------     ------     ----------------------
                 $1,908                 $1,908             $0


                            THE SUBADVISORY AGREEMENT

[ING] and the Fund, on behalf of the Fund, have entered into an agreement (Subadvisory Agreement) with Aeltus Investment Management, Inc. (Aeltus) appointing Aeltus as Subadviser of the Fund [effective March 1, 2002].

The Subadvisory Agreement gives Aeltus broad latitude to select securities for the Fund consistent with the investment objective and policies of the Fund subject to [ING]'s oversight. The Agreement contemplates that Aeltus will be responsible for all aspects of managing the Fund.

For the services under the Subadvisory Agreement, Aeltus will receive an annual fee payable monthly as set forth below.

                              Offering Period     0.293%
                              Guarantee Period    0.203%

                        THE FINANCIAL GUARANTY AGREEMENT

The Fund guarantees that on the Guarantee Maturity Date, each shareholder will be entitled to redeem each of his or her shares for an amount no less than the Guarantee per Share. The Guarantee per Share will equal the net asset value
(NAV) per share on the last day of the Offering Phase, and thereafter will be adjusted to reflect any dividends and distributions made by the Fund. A shareholder who automatically reinvests all dividends and distributions and does not redeem any shares during the Guarantee Period will be entitled to redeem his or her shares held on the Guarantee Maturity Date for an amount no less than his or her account value at the inception of the Guarantee Period. The Fund's Guarantee is backed by an unconditional and irrevocable financial guarantee from MBIA Insurance Corporation (MBIA) pursuant to a financial guarantee insurance policy issued by MBIA to the Company for the benefit of the Fund (the "Insurance Policy").


MBIA, ING, Aeltus and the Company have entered into a Financial Guaranty Agreement specifying the rights and obligations of ING, Aeltus and MBIA with respect to the Fund. The Insurance Policy is unconditional and irrevocable and will remain in place through the Guarantee Maturity Date. The Financial Guaranty Agreement, which contains certain investment parameters, provides that, if ING or Aeltus fails to comply with specific investment parameters during the Guarantee Period as more fully described below, MBIA may direct ING or Aeltus to cure the breach within a prescribed period of time. If ING or Aeltus fails to do so, MBIA may direct trades on behalf of the Fund in order to bring the Fund back into compliance with these investment parameters, and consistent with the Fund's investment objective and strategies.

Aeltus, in sub-advising the Fund during the Guarantee Period, allocates assets to the Equity and Fixed Components. The types of securities which may be held in the Equity Component or the Fixed Component are set forth in the Prospectus and in this Statement (Eligible Security). In the event that, during the Guarantee Period, Aeltus acquires a security that is not an Eligible Security, MBIA has the right under the Financial Guaranty Agreement to direct ING or Aeltus to sell that security and replace it with an Eligible Security within three business days. In the event such security is not sold, MBIA reserves the right to direct the Custodian to sell that security and replace it with an Eligible Security.


The specific formula for the Fund's allocation of assets between the Fixed and Equity Components is set forth in the Financial Guaranty Agreement. In the event that MBIA determines that the allocation of assets is inconsistent with the Financial Guaranty Agreement, MBIA can direct the custodian to sell securities and replace them with such Eligible Securities as are necessary to bring the Fund's allocation of assets in compliance with the terms of the Financial Guaranty Agreement.


Finally, if ING or Aeltus breaches any other terms of the Financial Guaranty Agreement, ING or Aeltus has 15 business days to cure the breach. If there is written notification from MBIA of a breach and the breach remains uncured after 15 business days, MBIA will have the right to direct the custodian to buy and sell Eligible Securities.

After any default has been cured (whether by ING, Aeltus or by changes in market prices or as a result of actions taken by MBIA), MBIA has no further right to direct the custodian with respect to that default.

                        ADMINISTRATIVE SERVICES AGREEMENT

Pursuant to an Administrative Services Agreement, effective March 1, 2002, [ING Funds, LLC] serves as administrator and provides certain administrative and shareholder services necessary for the Fund's operations and is responsible for the supervision of other service providers. The services provided by [ING Funds, LLC] include: (a) internal accounting services; (b) monitoring regulatory compliance, such as reports and filings with the Commission and state securities commissions; (c) preparing financial information for proxy statements; (d) preparing semi-annual and annual reports to shareholders; (e) calculating the NAV and Guarantee per Share; (f) preparation of certain shareholder communications; (g) supervising the custodian and transfer agent; and (h) reporting to the Board. For its services, [ING Funds, LLC] is entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets.

For the year ended October 31, 2001 and for the period from October 2, 2000 (commencement of operations) to October 31, 2000, an administrative services fee was paid to Aeltus (administrator to the Fund prior to March 1,2002) as follows:

Year ended October 31, 2001

                                                                Net Administrative Services
     Total Administrative Services Fee   Administrator Waiver            Fee Paid
     ---------------------------------   --------------------            --------
                     $                             $                       $

Period from October 2, 2000 to October 31, 2000

                                                                Net Administrative Services
     Total Administrative Services Fee   Administrator Waiver            Fee Paid
     ---------------------------------   --------------------            --------
                    $763                         $763                      $0

                                    CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02181, serves as custodian for the assets of the Fund. The custodian does not participate in determining the investment policies of the Fund nor in deciding which securities are purchased or sold by the Fund. The Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

In addition to serving as the custodian of the Fund's assets, the custodian will monitor both the allocation of assets and the securities held within the Equity Component and the Fixed Component and report on the same to Aeltus, ING and MBIA. The custodian is authorized to accept orders from MBIA made pursuant to the Financial Guaranty Agreement.

                         THE FUND'S FINANCIAL GUARANTOR

MBIA, 113 King Street, Armonk, New York 10504 serves as the financial guarantor to the Fund pursuant to a written agreement with ING, Aeltus and the Company. Pursuant to the terms of the Financial Guaranty Agreement, MBIA will issue to the Company for the benefit of the Fund the Insurance Policy to support the Fund's Guarantee. The Insurance Policy is unconditional and irrevocable and will remain in place through the Guarantee Maturity Date. MBIA is one of the world's premier financial guarantee companies and a leading provider of investment management products and services. MBIA and its subsidiaries provide financial guarantees to municipalities and other bond issuers. MBIA also guarantees structured asset-backed and mortgage-backed transactions, selected corporate bonds and obligations of high-quality financial institutions.


                                 TRANSFER AGENT

DST Systems, Inc., 330 West 9th Street, Kansas City, Missouri, serves as the transfer agent and dividend-paying agent to the Fund.

                              INDEPENDENT AUDITORS

_________________, One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103 serves as independent auditors to the Company. KPMG LLP___________________ provides audit and tax services, assistance and consultation in connection with the Commission filings.

                              PRINCIPAL UNDERWRITER

Effective January 1, 2002, the Company's Board of approved a change in the Fund's principal underwriter from Aeltus Capital, Inc., 10 State House Square, Hartford, Connecticut 06103-3602 to [ING Distributors, Inc.], 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. [ING Distributors, Inc.] is a _______ corporation, and is an indirect wholly owned subsidiary of ING Group and an affiliate of ING. [ING Distributors, Inc.] has agreed to use its best efforts to distribute the shares as the principal underwriter of the Fund pursuant to an Underwriting Agreement between it and the Fund. Shares of the Fund will not be offered during the Guarantee Period, except in connection with reinvestment of dividends. The Fund will be offered on a continuous basis to existing shareholders during the Index Plus Large Cap Period.

               DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

Fund shares are distributed by [ING Distributors, Inc.] With respect to Class B shares of the Fund, [ING Distributors, Inc.] is paid an annual distribution fee at the rate of 0.75% of the value of average daily net assets attributable to those shares under a Distribution Plan adopted by the Company pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). The distribution fee for a specific class may be used to cover expenses incurred in promoting the sale of that class of shares, including (a) the costs of printing and distributing to prospective investors Prospectuses, Statements and sales literature; (b) payments to investment professionals and other persons who provide support services in connection with the distribution of shares; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and contingent deferred sales charges. The distribution fee for Class B shares may also be used to pay the financing costs of accruing certain unreimbursed expenses. [ING DISTRIBUTORS, INC.] may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates.

Class A and Class B shares each are subject to a Shareholder Services Plan adopted pursuant to Rule 12b-1. Under each Shareholder Services Plan, [ING DISTRIBUTORS, INC.] is paid a servicing fee at an annual rate of 0.25% of the average daily net assets of the Class A or Class B shares of the Fund, respectively. The Service Fee will be used by [ING DISTRIBUTORS, INC.] primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts.

[ING DISTRIBUTORS, INC.] is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Distribution Plan or Shareholder Services Plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether each Plan should be continued. The terms and provisions of the Plans relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.

For the year ended October 31, 2001 and the period from October 2, 2000 (commencement of operations) to October 31, 2000, total Shareholder Services and Distribution Fees of $6,727 were paid to ACI (principal underwriter to the Fund prior to January 1, 2002).

The Distribution Plan and Shareholder Services Plans continue from year to year, provided such continuance is approved annually by vote of the Board, including a majority of independent Directors. The Distribution Plan may not be amended to increase the amount to be spent for the services provided by [ING DISTRIBUTORS, INC.] without shareholder approval. All amendments to the Distribution Plan must be approved by the Board in the manner described above. The Distribution Plan may be terminated at any time, without penalty, by vote of a majority of the independent Directors upon not more than thirty (30) days' written notice to any other party to the

Distribution Plan. All persons who are under common control with the Fund could be deemed to have a financial interest in the Plans. No other interested person of the Fund has a financial interest in the Plans.

Other Payments to Securities Dealers

Typically, the portion of the front-end sales charge on Class A shares shown in the following tables is paid to your securities dealer. Your securities dealer may, however, receive up to the entire amount of the front-end sales charge.

When you invest this amount              Amount of sales charge typically reallowed
                                         to dealers as a percentage of offering price
Under $50,000                                                 4.00%
$50,000 or more, but under $100,000                           3.75
$100,000 or more, but under $250,000                          3.00
$250,000 or more, but under $500,000                          2.00
$500,000 or more, but under $1,000,000                        1.50

Securities dealers that sell Class A shares in amounts of $1 million or more may be entitled to receive the following commissions:


                                                          Commission    Period
                                                          ----------    ------
     -   on sales of $1 million to $3 million;               1.00%      1st Year
                                                             0.50%      2nd Year
     -   on sales over $3 million to $20 million; and        0.50%      2 Years
     -   on sales over $20 million.                          0.25%      2 Years

For sales of Class B shares, your securities dealer is paid an up-front commission equal to 4% of the amount sold. Beginning in the thirteenth month after the sale is made, [ING DISTRIBUTORS, INC.] uses the 0.25% servicing fee to compensate securities dealers for providing personal services to accounts that hold Class B shares, on a monthly basis.

These breakpoints are reset every 12 months for purposes of additional purchases. [ING DISTRIBUTORS, INC.] may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply.

[ING DISTRIBUTORS, INC.] or its affiliates may make payments in addition to those described above to securities dealers that enter into agreements providing [ING DISTRIBUTORS, INC.] with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.13% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.

[ING DISTRIBUTORS, INC.] or its affiliates may, from time to time, also make payments to clearing firms that offer networking services which make the Fund available to their customers. Such payments to clearing firms will not exceed 0.10% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.


In addition, Aeltus may make payments of up to 0.05% of the Fund's average daily net assets to national broker-dealers who, as a result of an acquisition of a member of the Company's selling group, agree to allow the Fund shares to be made available to their clients in a proprietary wrap account program, provided such accounts are networked accounts.


[ING DISTRIBUTORS, INC.] has agreed to reimburse Financial Network Investment Corporation, an affiliate of [ING DISTRIBUTORS, INC.], for trading costs incurred in connection with trades through the Pershing brokerage clearing system.


[ING DISTRIBUTORS, INC.] may make, or cause to be made, payments to affiliated and unaffiliated securities dealers that engage in wholesaling efforts on behalf of the Company and the Fund. These payments will not exceed 0.33% of the value of Fund shares sold as a result of such wholesaling efforts. [ING DISTRIBUTORS, INC.] may also pay such firms a quarterly fee based on a percentage of assets retained as of the end of a calendar quarter, not to exceed 0.125% of the value of such assets.


The value of a shareholder's investment will be unaffected by these payments.

                       PURCHASE AND REDEMPTION OF SHARES

Class A shares of the Company are purchased at the NAV of the Fund next determined after a purchase order is received less any applicable front-end sales charge. Class B shares of the Company are purchased at the NAV of the Fund next determined after a purchase order is received. All orders to purchase shares during the Offering Phase were required to be received by the transfer agent by no later than November 29, 2000 (November 1, 2000 in the case of IRA rollovers).

Class A shares are redeemed at the NAV of the Fund next determined adjusted for any applicable contingent deferred sales charge (CDSC) after a redemption request is received. Class B shares are redeemed at the NAV of the Fund next determined less any applicable CDSC after a redemption request is received. ANY REDEMPTIONS MADE FROM THE FUND PRIOR TO THE GUARANTEE MATURITY DATE WILL BE MADE AT NAV, WHICH MAY BE HIGHER OR LOWER THAN THE NAV AT THE INCEPTION OF THE GUARANTEE PERIOD. MOREOVER, SUCH REDEMPTIONS MAY BE SUBJECT TO A CDSC. AMOUNTS REDEEMED PRIOR TO THE GUARANTEE MATURITY DATE ARE NOT ELIGIBLE FOR THE GUARANTEE.

Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the New York Stock Exchange (NYSE) is restricted as determined by the Securities and Exchange Commission (Commission) or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (c) the Commission by order so permits for the protection of shareholders of the Fund.

Any written request to redeem shares in amounts in excess of $100,000 must bear the signatures of all the registered holders of those shares. A medallion signature guarantee must be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

The Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, the Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the Commission. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

Purchases should be made for investment purposes only. The Fund reserves the right to reject any specific purchase request.

Front-End Sales Charge Waivers

The front-end sales charge will not apply to Class A purchases by:


1. Employees of ING Groep N.V. and its affiliates (including retired employees and members of employees' and retired employees' immediate families and board members and their immediate families), NASD registered representatives of [ING DISTRIBUTORS, INC.] or any affiliated broker-dealer (including members of their immediate families) purchasing shares for their own accounts, and members of the Board (including members of their immediate families).


2. Investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing either (1) directly in any Aeltus - advised fund or through an unregistered separate account sponsored by Aetna or any affiliate thereof or (2) in a registered separate account sponsored by Aetna Life Insurance and Annuity Company (Aetna) or any affiliate thereof, but only if no deferred sales charge is paid in connection with such distribution and the investor receives the distribution in connection with a separation from service, retirement, death or disability.

3. Certain trust companies and bank trust departments investing on behalf of their clients.

4. Certain retirement plans that are sponsored by an employer and have plan assets of $500,000 or more.


5. Broker-dealers, registered investment advisers and financial planners that have entered into a selling agreement with [ING DISTRIBUTORS, INC.] (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares) on behalf of clients participating in advisory fee programs.

6. Current employees of broker-dealers and financial institutions that have entered into a selling agreement with [ING DISTRIBUTORS, INC.] (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares) and their immediate family members, as allowed by the internal policies of their employer.


7.   Registered investment companies.

8.   Insurance companies (including separate accounts).

9. Shareholders of the Adviser Class of other Series at the time such shares were redesignated as Class A shares.

10.  Certain executive deferred compensation plans.

Contingent Deferred Sales Charge

Certain Class A shares and all Class B shares are subject to a CDSC, as described in the Prospectus. There is no CDSC imposed on Class A shares purchased more than two years prior to the redemption.


CDSC Waivers

The CDSC will be waived for:

     - Redemptions following the death or disability of the shareholder or beneficial owner;

     - Redemptions related to distributions from retirement plans or accounts under Internal Revenue Code (Code)

          Section 403(b) after you attain age 70-1/2;

     -    Tax-free returns of excess contributions from employee benefit plans;
          and

     - Distributions from employee benefit plans, including those due to plan termination or plan transfer.

Letter of Intent


You may qualify for a reduced sales charge when you buy Class A shares, as described in the Prospectus. At any time, you may file with the Company a signed shareholder application with the Letter of Intent section completed. After the Letter of Intent is filed, each additional investment in the Fund (or in certain other series of the Company) will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent. Sales charge reductions are based on purchases in the Fund (and in certain other series of the Company) and will be effective only after notification to [ING DISTRIBUTORS, INC.] that the investment qualifies for a discount. Your holdings in the Fund (and in certain other Series of the Company) acquired within 90 days of the day the Letter of Intent is filed will be counted towards completion of the Letter of Intent and will be entitled to a retroactive downward adjustment in the sales charge. Such adjustment will be made by the purchase of additional shares in certain other Series of the Company in an equivalent amount.


Five percent (5%) of the amount of the total intended purchase will be held by the transfer agent in escrow until you fulfill the Letter of Intent. If, at the end of the 13-month period, you have not met the terms of the Letter of Intent an amount of shares equal to the difference owed will be deducted from your account. Such an adjustment will be made at NAV and will not be eligible for the Guarantee. In the event of a total redemption of the account before fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased during the period. The upward adjustment will be paid with shares redeemed from your account.

Right of Accumulation/Cumulative Quantity Discount

A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other Class A shares of the Series already owned. To determine if you may pay a reduced front-end sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of certain other Class A shares you own, as well as certain Class A shares of your spouse and children under the age of 21. If you are the sole owner of the Fund, you may also add any other accounts, including retirement plan accounts invested in certain Class A shares of the Company. Companies with one or more retirement plans may add together the total plan assets invested in certain Class A shares of the Series to determine the front-end sales charge that applies.

To qualify for the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Company with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to the Company when making direct cash investments.

Additional Rights

The Fund retains certain rights, including the rights to: refuse orders to purchase shares; vary its requirements for initial or additional investments, reinvestments, retirement and employee benefit plans, sponsored arrangements and similar programs; and change or discontinue its sales charge waivers and orders acceptance practices.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

Subject to the supervision of the Board, Aeltus has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions thereon. It is Aeltus' policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. Aeltus may also consider the sale of shares of registered investment companies advised by Aeltus as a factor in the selection of brokerage firms to execute the Fund's portfolio transactions or in the designation of a portion of the commissions charged on those transactions to be paid to other broker-dealers, subject to Aeltus' duty to obtain best execution.

Aeltus receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Fund. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Fund and other investment companies, services related to the execution of trades on behalf of the Fund and advice as to the valuation of securities, the providing of equipment used to communicate research information and specialized consultations with Fund personnel with respect to computerized systems and data furnished to the Fund as a component of other research services. Aeltus considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in the Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. Aeltus' policy in selecting a broker to effect a particular transaction is to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and brokerage services provided. When the trader believes that more than one broker can provide best execution, preference may be given to brokers that provide additional services to Aeltus.

Research services furnished by brokers through whom the Fund effects securities transactions may be used by Aeltus in servicing all of its accounts; not all such services will be used by Aeltus to benefit the Fund.

Consistent with federal law, Aeltus may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or
(2) by means of separate, non-commission payments. Aeltus' judgment as to whether and how it will obtain the specific brokerage and research services will be based upon its analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect Aeltus' opinion as to which services and which means of payment are in the long-term best interests of the Fund.

Aeltus may buy or sell the same security at or about the same time for the Fund and another advisory client of Aeltus, including clients in which affiliates of Aeltus have an interest. In such a case, the purchases or sales will normally be aggregated, and then allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each. In the event that allocation is done other than on a pro rata basis, the main factors to be considered in determining the amounts to be allocated are the respective investment objectives of the funds and/or accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. For underwritten offerings (initial or secondary), in addition to considering the factors mentioned in the previous sentence, Aeltus may employ a rotational method for allocating securities purchased in these offerings. Prices are averaged for aggregated trades.


For the year ended October 31, 2001 and for the period from October 2, 2000 (commencement of operations) to October 31, 2000, no brokerage commissions were paid.

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the terms of Rule 17a-7 under the 1940 Act.


The Company, [ING], [ING Distributors, Inc.] and Aeltus each have adopted a Code of Ethics in accordance with Rule 17j-1 under the 1940 Act. The Codes of Ethics allow personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, it prohibits a person from taking advantage of Fund trades or from acting on inside information.


                        SHAREHOLDER ACCOUNTS AND SERVICES

Shareholder Information

The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of canceled checks.

Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement.

Signature Guarantee

A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a medallion signature guarantee for redemption requests in amounts in excess of $100,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a medallion signature guarantee with your written redemption instructions regardless of the amount of redemption.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by notaries public. The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.


                                 NET ASSET VALUE

The NAV per share of each class is computed by dividing each class' pro-rata share of a Fund's net assets less any liabilities specifically attributable to that class by the total number of shares outstanding for that class. The Fund's net assets include, among other things, the market value of any securities held by the Fund, any dividends or interest accrued but not collected, other assets adjusted by certain liabilities incurred for the benefit of the Fund, such as payables for securities purchased and certain accrued expenses.

Securities of the Fund are generally valued by independent pricing services which have been approved by the Board. The values for equity securities traded on registered securities exchanges (except as otherwise noted below) are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price. Readily marketable securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market are valued at the mean of the current bid and asked prices as reported by independent pricing sources. Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Securities for which prices are not obtained from a pricing service are valued based upon the assessment of market-makers in those securities. Debt securities maturing in sixty days or less at the date of valuation will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount. Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded. Securities for which market quotations are not readily available are valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of foreign securities used in computing the NAV of the shares of the Fund are determined as of the earlier of such market close or the closing time of the NYSE. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the NYSE, or when the foreign market on which such securities trade is closed but the NYSE is open, which will not be reflected in the computation of NAV. If during such periods, events occur which materially affect the value of such securities, the securities may be valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

                                   TAX STATUS

The following is only a limited discussion of certain additional tax considerations generally affecting the Fund. No attempt is made to present a detailed explanation of the tax treatment of the Fund and no explanation is provided with respect to the tax treatment of any shareholder. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Foreign Investments

Investment income from foreign securities may be subject to foreign taxes withheld at the source. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on the undistributed income of a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (taxable year election)). Tax-exempt interest on municipal obligations is not subject to the excise tax. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Taxes in Relation to the Financial Guarantee

Should it be necessary for MBIA to make a payment to the Fund, this payment will likely be considered a capital gain to the Fund. Any such capital gain would be offset by the Fund's capital losses, if any, which may be long-term or short-term. The Fund does not intend, and does not expect it will be necessary, to make a distribution to shareholders upon receiving a payment from MBIA under the financial guarantee insurance policy described herein. The Fund's receipt of a payment from MBIA is not expected to have tax ramifications to shareholders.

                             PERFORMANCE INFORMATION

Performance information for each class of shares, including the total return of the Fund, may appear in reports or promotional literature to current or prospective shareholders.

Average Annual Total Return

Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over a period of one and five years (or, if less, up to the life of the Fund), calculated pursuant to the formula:

                                P(1 + T)(n) = ERV

Where:
P   = a hypothetical initial payment of $1,000
T   = an average annual total return
n   = the number of years
ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1 or 5 year period at the end of the 1 or 5 year period (or fractional portion thereof).



Total Return Quotations as of October 31, 2001:

CLASS A (assuming payment of the front-end sales load)

                  1 YEAR     SINCE INCEPTION     INCEPTION DATE
                                                   10/02/2000

CLASS A (without payment of the front-end sales load)

                  1 YEAR     SINCE INCEPTION     INCEPTION DATE
                                                   10/02/2000

CLASS B (assuming payment of the CDSC)

                  1 YEAR     SINCE INCEPTION     INCEPTION DATE
                                                   10/02/2000

CLASS B (without payment of the CDSC)

                  1 YEAR     SINCE INCEPTION     INCEPTION DATE
                                                   10/02/2000


The Fund may also from time to time include in such advertising a total return figure for Class A and/or Class B that is not calculated according to the formula set forth above. Specifically, the Fund may include performance for Class A that does not take into account payment of the applicable front-end sales load, or the Company may include performance for Class B that does not take into account the imposition of the applicable CDSC.

Performance information for the Fund may be compared, in reports and promotional literature, to: (a) the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index, or other indices (including, where appropriate, a blending of indices) that measure performance of a pertinent group of securities widely regarded by investors as representative of the securities markets in general;
(b) other groups of investment companies tracked by Morningstar or Lipper Analytical Services, widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (c) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund.

From time to time sales materials and advertisements may include comparisons of the cost of borrowing a specific amount of money at a given loan rate over a set period of time to the cost of a monthly investment program, over the same time period, which earns the same rate of return. The comparison may involve historical rates of return on a given index, or may involve performance of the Fund.


                              FINANCIAL STATEMENTS


The Financial Statements and the independent auditors' report thereon, appearing in the Company's Annual Report for the year ended October 31, 2001, and the Financial Statement (unaudited) appearing in the Company's Semi-Annual Reports for the period ended April 30, 2001 are incorporated by reference in this Statement. The Company's Annual and SemiAnnual Reports are available upon request and without charge by calling 1-800-[________].





Statement of Additional Information

                             BROKERAGE CASH RESERVES


            STATEMENT OF ADDITIONAL INFORMATION DATED: MARCH __, 2002


Brokerage Cash Reserves (Fund) is a series of Aetna Series Fund, Inc. (Company). This Statement of Additional Information (Statement) is not a Prospectus and should be read in conjunction with the Fund's current Prospectus dated March __, 2002. Capitalized terms not defined herein are used as defined in the Prospectus.

The Fund's Financial Statements and the independent auditors' report thereon, included in the Company's Annual Report, are incorporated herein by reference in this Statement. A free copy of the Company's Annual Report and the Prospectus is available upon request by writing to: 7337 Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, or by calling 1-800-992-0180.

                                TABLE OF CONTENTS

ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES......................
INVESTMENT TECHNIQUES AND RISK FACTORS...............................
DIRECTORS AND OFFICERS...............................................
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS...........................
THE INVESTMENT ADVISORY AGREEMENT....................................
THE SUBADVISORY AGREEMENT............................................
THE ADMINISTRATIVE SERVICES AGREEMENT................................
CUSTODIAN............................................................
TRANSFER AGENT.......................................................
INDEPENDENT AUDITORS.................................................
PRINCIPAL UNDERWRITER................................................
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS..................
PURCHASE AND REDEMPTION OF SHARES....................................
BROKERAGE ALLOCATION AND TRADING POLICIES............................
SHAREHOLDER ACCOUNTS AND SERVICES....................................
NET ASSET VALUE......................................................
TAX STATUS...........................................................
PERFORMANCE INFORMATION..............................................
FINANCIAL STATEMENTS.................................................

                               GENERAL INFORMATION

INCORPORATION The Company was incorporated under the laws of Maryland on June 17, 1991.

SERIES The Company currently offers multiple series. Brokerage Cash Reserves is the only series offered through this Statement and the corresponding Prospectus.

CAPITAL STOCK Fund shares are fully paid and nonassessable when issued. Fund shares have no preemptive or conversion rights. Each share of the Fund has the same rights to share in dividends declared by a Fund. Upon liquidation of the Fund, shareholders in the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

VOTING RIGHTS Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders of the Company have voting rights on all matters except matters affecting only the interests of one series. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

The Fund's Articles of Incorporation may be amended by an affirmative vote of a majority of the shares at any meeting of shareholders or by written instrument signed by a majority of the Directors and consented to by a majority of the shareholders.

SHAREHOLDER MEETINGS The Company is not required, and does not intend, to hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended (1940 Act). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

1940 ACT CLASSIFICATION The Company is an open-end management investment company, as that term is defined under the 1940 Act. The Fund is a diversified company, as that term is defined under the 1940 Act. The 1940 Act generally requires that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

As a matter of operating policy, the Fund may invest no more than 5% of its total assets in the securities of any one issuer (as determined pursuant to Rule 2a-7 under the 1940 Act), except that the Fund may invest up to 25% of its total assets in the first tier securities (as defined in Rule 2a-7) of a single issuer for a period of up to three business days. Fundamental policy number (1), as set forth below, would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 under the 1940 Act is amended in the future.



                 ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

The investment objective and certain investment policies of the Fund are matters of fundamental policy for purposes of the 1940 Act and therefore cannot be changed without the approval of a majority of the outstanding voting securities of the Fund. This means the lesser of (a) 67% of the shares of the Fund present at a shareholders' meeting if the holders of more than 50% of the shares of the Fund then outstanding are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

As a matter of fundamental policy, the Fund will not:

(1) with respect to 75% of the value of the Fund's total assets, hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction;

(2) concentrate its investments in any one industry, although the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. This limitation will not apply to the Fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; securities invested in, or repurchase agreements for, U.S. Government securities; and certificates of deposit, bankers' acceptances, and securities of banks;

(3) make loans, except that, to the extent appropriate under its investment program, the Fund may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

(4) issue any senior security (as defined in the 1940 Act), except that (i) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; and (iii) subject to certain fundamental restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act;

(5) purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or (ii) the Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if the Fund holds a security that is collateralized by an interest in real estate and the security defaults);

(6) invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities;

(7) borrow money, except that (i) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; and (ii) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made;

(8) act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (1933 Act).

The Board has adopted the following other investment restrictions which may be changed by the Board and without shareholder vote. The Fund will not:

(1) make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions;

(2) invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof). The Fund may only purchase foreign securities or obligations that are U.S. dollar denominated;

(3) invest in companies for the purpose of exercising control or management;

(4) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;


(5) invest more than 10% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A under, or securities offered pursuant to
         Section 4(2) of, the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. Aeltus Investment Management, Inc. (Aeltus), the subadviser, shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.


Where the Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change. With respect to fundamental policy number (2), industry classifications are determined in accordance with the classifications established by the Standard & Poor's Corporation.

The Fund will invest at least 95% of its total assets in high-quality securities. High-quality securities are those receiving the highest credit rating by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and meet the conditions of Rule 2a-7 under the 1940 Act. High-quality securities may also include unrated securities if Aeltus determines the security to be of comparable quality.

The remainder of the Fund's assets will be invested in securities rated within the two highest rating categories by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and unrated securities if Aeltus determines the security to be of comparable quality. With respect to this group of securities, the Fund may not, however, invest more than 1% of the market value of its total assets or $1 million, whichever is greater, in the securities or obligations of a single issuer.

                     INVESTMENT TECHNIQUES AND RISK FACTORS

ASSET-BACKED SECURITIES

The Fund may invest in asset-backed securities. Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables. The payments from the collateral are generally passed through to the security holder. The average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These securities may be subject to prepayment risk. In periods of declining interest rates, reinvestment would thus be made at lower and less attractive rates.

ZERO COUPON SECURITIES

The Fund may invest in zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

Zero coupon securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment, because these securities do not pay cash interest.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards approved by the Board. Under a repurchase agreement, the Fund may acquire a debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of the Fund. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested even though the maturity of the underlying instruments may exceed the 397-day maturity limitation of the Fund. Repurchase agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them from the Fund. In that event, the Fund may incur (a) disposition costs in connection with liquidating the collateral, or (b) a loss if the collateral declines in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, the Fund's ability to liquidate the collateral may be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of the Fund.

VARIABLE RATE DEMAND AND FLOATING RATE INSTRUMENTS

The Fund may invest in variable rate demand and floating rate instruments. Variable rate demand instruments held by the Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. The Fund will invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by the Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days and which cannot be disposed of promptly within seven business days and in the usual course of business without taking a reduced price will be treated as illiquid securities.

BANK OBLIGATIONS

The Fund may invest in obligations issued by domestic or foreign banks (including banker's acceptances, commercial paper, bank notes, time deposits and certificates of deposit).

FOREIGN SECURITIES

The Fund may invest in foreign securities denominated in U.S. dollars. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse foreign political and economic developments and the possible imposition of exchange controls or other foreign governmental laws or restrictions. With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign issuer than about a U.S. company, and foreign issuers may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. In addition, the Company might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.

All these risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East, than in more established markets, such as Western Europe.

SUPRANATIONAL AGENCIES

The Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

BORROWING

The Fund may borrow up to 5% of the value of its total assets from a bank for temporary or emergency purposes. The Fund does not intend to borrow.

MATURITY POLICIES

The average dollar-weighted maturity of securities in the Fund's portfolio will not exceed ninety days. In addition, all investments in the Fund's portfolio will have a maturity at the time of purchase, as defined under the federal securities laws, of 397 calendar days or less.

                             DIRECTORS AND OFFICERS

         Set forth in the table below is information about each Director of the Funds. The investments and administration of the Company are under the supervision of the Board. Those Directors who are "interested persons," as defined in the 1940 Act, are indicated by an asterisk (*). Directors and officers hold the same positions with other investment companies in the same Fund Complex: ING VP Growth and Income Fund, ING VP Bond Fund, ING VP Money Market Fund, ING VP Balanced Portfolio, Inc., ING GET Fund, ING Generation Portfolios, Inc. and ING Variable Portfolios, Inc.


                                                                                                     NUMBER OF
                                                                                                     PORTFOLIOS
                                              TERM OF                                                 IN FUND
                               POSITION(S)   OFFICE AND                                               COMPLEX           OTHER
                                HELD WITH    LENGTH OF    PRINCIPAL OCCUPATION(S) DURING THE         OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE             FUND      TIME SERVED             PAST 5 YEARS                      DIRECTOR      HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
J. SCOTT FOX*                  Director      Since 1997  Chief Executive Officer (July 2001 to            8
10 State House Square          and           (5 years)   present), President (April 2001 to
Hartford, Connecticut          President                 present), Director, Chief Operating
Age:  47                                                 Officer (April 1994 to present), Chief
                                                         Financial Officer (April 1994 to July
                                                         2001), Managing Director (April 1994 to
                                                         April 2001), Aeltus Investment Management,
                                                         Inc.; Executive Vice President (April 2001
                                                         to present), Director, Chief Operating
                                                         Officer (February 1995 to present), Chief
                                                         Financial Officer, Managing Director
                                                         (February 1995 to April 2001), Aeltus
                                                         Capital, Inc; Senior Vice President -
                                                         Operations, Aetna Life Insurance and
                                                         Annuity Company, March 1997 to December
                                                         1997.
------------------------------------------------------------------------------------------------------------------------------------
JOHN G. TURNER*                Director      Since 2001  Mr. Turner is currently a Trustee and Vice       8       Mr. Turner serves
7337 E. Doubletree Ranch Rd.                  (1 year)   Chairman of ING Americas.  Mr. Turner was                as a member of the
Scottsdale, Arizona 85258                                formerly Chairman and Chief Executive                    Board of ING
Age:  62                                                 Officer of ReliaStar Financial Corp. and                 Americas, Aeltus
                                                         ReliaStar Life Insurance Co. (1993-2000);                Investment
                                                         Chairman of ReliaStar United Services Life               Management, Inc.,
                                                         Insurance Company and ReliaStar Life                     and each of the
                                                         Insurance Company of New York (since                     Pilgrim Funds.
                                                         1995); Chairman of Northern Life Insurance
                                                         Company (since 1992); Chairman and
                                                         Director/Trustee of the Northstar
                                                         affiliated investment companies (since
                                                         October 1993).  Mr. Turner was formerly
                                                         Director of Northstar Investment
                                                         Management Corporation and its affiliates
                                                         (1993-1999).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
ALBERT E. DePRINCE, JR.        Director      Since 1998  Director, Business and Economic Research         8
3029 St. Johns Drive                         (4 years)   Center, 1999 to present, and Professor of
Murfreesboro, Tennessee                                  Economics and Finance, Middle Tennessee
Age 60                                                   State University, 1991 to present.
------------------------------------------------------------------------------------------------------------------------------------
MARIA T. FIGHETTI              Director      Since 1994  Associate Commissioner for Contract              8
325 Piermont Road                            (8 years)   Management, Health Services, New York City
Closter, New Jersey                                      Department of Mental Health, Mental
Age 58                                                   Retardation and Alcohol Services 1996 to
                                                         present.
------------------------------------------------------------------------------------------------------------------------------------
DAVID L. GROVE                               Since 1991  Private Investor; Economic/Financial             8
5 The Knoll                    Director      (11 years)  Consultant, December 1985 to present.
Armonk, New York
Age 83
------------------------------------------------------------------------------------------------------------------------------------
SIDNEY KOCH                    Director      Since 1994  Financial Adviser, self-employed, January        8
455 East 86th Street                         (8 years)   1993 to present.
New York, New York
Age 66
------------------------------------------------------------------------------------------------------------------------------------
CORINE T. NORGAARD             Director      Since 1991  Dean of the Barney School of Business,           8
556 Wormwood Hill                            (11 years)  University of Hartford (West Hartford,
Mansfield Center, Connecticut                            CT), August 1996 to present.
Age 64
------------------------------------------------------------------------------------------------------------------------------------
RICHARD G. SCHEIDE             Director      Since 1993  Principal, LoBue Associates Inc., October        8
11 Lily Street                               (9 years)   1999 to present; Trust and Private Banking
Nantucket, Massachusetts                                 Consultant, David Ross Palmer Consultants,
Age 72                                                   July 1991 to present.
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS

         Information about the Funds' officers are set forth in the table below:

------------------------------------------------------------------------------------------------------------------------------------
        NAME, ADDRESS AND AGE                     POSITIONS HELD WITH FUND               PRINCIPAL OCCUPATION(S) DURING THE LAST
                                                                                                        FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. HENNESSY                             President, Chief Executive               President and Chief Executive Officer of
7337 E. Doubletree Ranch Road                 Officer, and Chief Operating             each of the Pilgrim Funds (since February
Scottsdale, Arizona  85258                    Officer                                  2001); Chief Operating Officer of each of
Age 52                                                                                 the Pilgrim Funds (since July 2000);
                                                                                       Director, President and Chief Operating
                                                                                       Officer of ING Pilgrim Group, LLC, ING
                                                                                       Pilgrim Investments, LLC, ING Pilgrim
                                                                                       Capital Corporation, LLC.  Director of ING
                                                                                       Pilgrim Securities, Inc.  Mr. Hennessy has
                                                                                       held various other executive positions with
                                                                                       ING Pilgrim and the Pilgrim Funds for more
                                                                                       than the last 5 years.
------------------------------------------------------------------------------------------------------------------------------------
STANLEY D. VYNER                              Executive Vice President and             Executive Vice President of most of the
7337 E. Doubletree Ranch Road                 Chief Investment Officer -               Pilgrim Funds (since July 1996).  Formerly,
Scottsdale, Arizona  85258                    International Equities.                  President and Chief Executive Officer of
Age 51                                                                                 ING Pilgrim (August 1996 - August 2000).
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL J. ROLAND                             Senior Vice President and                Senior Vice President and Chief Financial
7337 E. Doubletree Ranch Road                 Principal Financial Officer              Officer, ING Pilgrim Group, LLC, ING
Scottsdale, Arizona  85258                                                             Pilgrim and ING Pilgrim Securities, Inc.
Age 43                                                                                 (since June 1998); Senior Vice President
                                                                                       and Principal Financial Officer of most of
                                                                                       the Pilgrim Funds.   He served in same
                                                                                       capacity from January 1995 - April 1997.
                                                                                       Formerly, Chief Financial Officer of
                                                                                       Endeavor Group (April 1997 to June 1998).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT S. NAKA                                Senior Vice President and                Senior Vice President, ING Pilgrim (since
7337 E. Doubletree Ranch Road                 Assistant Secretary                      November 1999) and ING Pilgrim Group, LLC
Scottsdale, Arizona  85258                                                             (since August 1999); Senior Vice President
Age 38                                                                                 and Assistant Secretary of each of the
                                                                                       other Pilgrim Funds.   Formerly Vice
                                                                                       President, ING Pilgrim Investments, Inc.
                                                                                       (April 1997 - October 1999), ING Pilgrim
                                                                                       Group, Inc. (February 1997 - August 1999)
                                                                                       and Assistant Vice President, ING Pilgrim
                                                                                       Group, Inc. (August 1995 - February 1997).
------------------------------------------------------------------------------------------------------------------------------------
ROBIN L. ICHILOV                              Vice President and Treasurer             Vice President, ING Pilgrim (since August
7337 E. Doubletree Ranch Road                                                          1997); Accounting Manager (since November
Scottsdale, Arizona  85258                                                             1995); Vice President and Treasurer of most
Age 44                                                                                 of the Pilgrim Funds.
------------------------------------------------------------------------------------------------------------------------------------
WAYNE F. BALTZER                              Vice President                           Vice President, Aeltus Investment
10 State House Square                                                                  Management, Inc., December 2000 to present;
Hartford, Connecticut                                                                  Vice President, Aeltus Capital, Inc., May
Age 58                                                                                 1998 to present; Vice President, Aetna
                                                                                       Investment Services, Inc., July 1993 to May
                                                                                       1998.
------------------------------------------------------------------------------------------------------------------------------------
STEPHANIE A. DESISTO                          Vice President, Treasurer and            Senior Vice President, Mutual Fund
10 State House Square                         Chief Financial Officer                  Accounting, Aeltus Investment Management,
Hartford, Connecticut                                                                  Inc., April 2001 to present; Vice
Age 48                                                                                 President, Mutual Fund Accounting, Aeltus
                                                                                       Investment Management, Inc., November 1995
                                                                                       to April 2001.
------------------------------------------------------------------------------------------------------------------------------------
KIMBERLY A. ANDERSON                          Vice President and Secretary             Vice President of ING Pilgrim Group, LLC
7337 E. Doubletree Ranch Road                                                          (since January 2001) and Vice President and

Scottsdale, Arizona  85258                                                             Secretary of each of the Pilgrim Funds
Age 37                                                                                 (since February 2001).  Formerly Assistant
                                                                                       Vice President and Assistant Secretary of
                                                                                       each of the Pilgrim Funds (August 1999 -
                                                                                       February 2001) and Assistant Vice President
                                                                                       of ING Pilgrim Group, Inc. (November 1999 -
                                                                                       January 2001).  Ms. Anderson has held
                                                                                       various other positions with ING Pilgrim
                                                                                       Group, Inc. for more than the last five
                                                                                       years.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL GIOFFRE                               Secretary                                Senior Vice President (April 2001 to
10 State House Square                                                                  present), Counsel (July 2001 to present),
Hartford, Connecticut                                                                  Secretary (July 2000 to present), and
Age 38                                                                                 Assistant General Counsel (July 2000 to
                                                                                       July 2001), Aeltus Investment Management,
                                                                                       Inc.; Senior Vice President (April 2001 to
                                                                                       present), Assistant General Counsel and
                                                                                       Secretary (July 2000 to present), Aeltus
                                                                                       Capital, Inc.; Counsel, Aetna Financial
                                                                                       Services, Inc., May 1998 to July 2000;
                                                                                       Compliance Officer, Aeltus Investment
                                                                                       Management, Inc., July 1996 to May 1998.
------------------------------------------------------------------------------------------------------------------------------------

BOARD OF DIRECTORS

         The Board of Directors governs each Fund and is responsible for protecting the interests of shareholders. The Directors are experienced executives who oversee the [ING] Funds' activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.


         Committees

         The Board of Directors has an Audit Committee whose function is to meet with the independent auditors of each Company to review the scope of the Company's audit, it financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists Dr. DePrince, Ms. Fighetti, Dr. Grove, Mr. Koch, Ms. Norgaard and Mr. Scheide. Ms. Fighetti serves as Chairman of the Committee. The Audit Committee held [ ] meetings during the last year.

         The Board of Directors has formed a Contract Committee whose function is to consider, evaluate and make recommendations to the full Board of Directors concerning contractual arrangements with service providers to the Funds3 and all other matters in which the investment adviser or any affiliated entity has an actual or potential conflict of interest with any Fund or its shareholders. The Contract Committee currently consists of Dr. DePrince, Ms. Fighetti, Dr. Grove, Mr. Koch, Ms. Norgaard and Mr. Scheide. Dr. DePrince serves as Chairman of the Committee. The Contract Committee held [ ] meetings during the last year.

         The Board of Directors has established a Nominating Committee for the purpose of considering and presenting to the Board of Directors candidates it proposes for nomination to fill Independent Director vacancies on the Board of Directors. The Nominating Committee currently consists of Dr. DePrince, Ms. Fighetti, Dr. Grove, Mr. Koch, Ms. Norgaard and Mr. Scheide. Ms. Norgaard serves as Chairman of the Committee. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Nominating Committee held [ ] meetings during the last year.

DIRECTOR OWNERSHIP OF SECURITIES

         Set forth below is the dollar range of equity securities owned by each Director.

                                                                                                          AGGREGATE DOLLAR RANGE OF
                                                                                                           EQUITY SECURITIES IN ALL
                                                                                                            REGISTERED INVESTMENT
                                                                                                            COMPANIES OVERSEEN BY
        NAME OF DIRECTOR       DOLLAR RANGE OF EQUITY SECURITIES IN EACH COMPANY AS OF DECEMBER 31, 2001    DIRECTOR IN FAMILY OF
                                                                                                             INVESTMENT COMPANIES
                               ADVISORY   MUTUAL   INTERNATIONAL   MAYFLOWER  FUNDS   RUSSIA   PRECIOUS
                                 FUNDS     FUNDS        FUND         TRUST    TRUST    FUND     METALS
INDEPENDENT DIRECTORS
Albert E. DePrince, Jr.
Maria T. Fighetti
David L. Grove
Sidney Koch
Corine T. Norgaard
Richard G. Scheide

DIRECTORS WHO ARE "INTERESTED
PERSONS"

J. Scott Fox
John G. Turner

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

         Set forth in the table below is information regarding each Independent Director's (and his immediate family members) share ownership in securities of the Funds' Investment Adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the Investment Adviser or Principal Underwriter of the Fund (not including registered investment companies.

                             NAME OF OWNERS
     NAME OF DIRECTOR       AND RELATIONSHIP                                             VALUE OF      PERCENTAGE OF
                               TO DIRECTOR         COMPANY         TITLE OF CLASS       SECURITIES         CLASS
Albert E. DePrince, Jr.
Maria T. Fighetti
David L. Grove
Sidney Koch
Corine T. Norgaard
Richard G. Scheide

DIRECTOR COMPENSATION

During the year ended October 31, 2001, members of the Board who are also directors, officers or employees of [ING] and its affiliates were not entitled to any compensation from the Company. For the year ended October 31, 2001, the unaffiliated members of the Board received compensation in the amounts included in the following table. None of these Directors was entitled to receive pension or retirement benefits.

                                                                               TOTAL COMPENSATION FROM THE COMPANY
            NAME OF PERSON                 AGGREGATE COMPENSATION FROM THE      AND FUND COMPLEX PAID TO DIRECTORS
               POSITION                                COMPANY
Corine Norgaard                                           $                                     $
Director, Chairperson
Nominating Committee

Sidney Koch
Director

Maria T. Fighetti*
Director, Chairperson
Audit Committee**

Richard G. Scheide
Director

David L. Grove*
Director

Albert E. DePrince, Jr.*
Director, Chairperson
Contract Committee


* During the year ended October 31, 2001, Ms. Fighetti, Grove and Dr. DePrince deferred $_____, $_____ and $_____, respectively, of their compensation from the Fund Complex.

** Ms. Fighetti replaced Mr. Scheide as Chairperson of Audit Committee as of April 2001.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

To the knowledge of the Fund, the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation (Pershing) owned of record 100% of the outstanding shares of the Fund as of November 30, 2001. Pershing's corporate address is 1 Pershing Plaza, Jersey City, NJ 07399-0002.

                        THE INVESTMENT ADVISORY AGREEMENT

The Company, on behalf of the Fund, has entered into an investment advisory agreement (Advisory Agreement) appointing [ING Investments, LLC (ING)] as the investment adviser of the Fund [effective March 1, 2002]. Under the Advisory Agreement, and subject to the supervision of the Board, [ING] has responsibility for supervising all aspects of the operations of the Fund including the selection, purchase and sale of securities. Under the Advisory Agreement, [ING] is given the right to delegate any or all of its obligations to a subadviser.

The Advisory Agreement provides that [ING] is responsible for payment of all costs of its personnel, its overhead and of its employees who also serve as officers or members of the Board and that the Series is responsible for payment of all other of its costs.

Listed below are the Advisory Fees that [ING] is entitled to receive from the Fund at an annual rate based on average daily net assets of the Fund:


Rate               Average Daily Net Assets
0.20%              On first $1 billion
0.19%              On next $2 billion
0.18%              Over $3 billion


For the years ended October 31, 2001 and October 31, 2000, and the period from September 7, 1999 (commencement of operations) to October 31, 1999, investment advisory fees were paid to Aeltus (investment adviser to the Fund prior to March 1, 2002) as follows:

Year ended October 31, 2001

              Total Investment Advisory fees              Waiver                Net Advisory Fees Paid




Year ended October 31, 2000

              Total Investment Advisory fees              Waiver                Net Advisory Fees Paid
              ------------------------------              ------                ----------------------
                         $633,835                         $242,526                     $391,309

Period from September 7, 1999 to October 31, 1999

              Total Investment Advisory fees               Waiver               Net Advisory Fees Paid
              ------------------------------               ------               ----------------------
                         $80,456                           $80,456                        $0


                            THE SUBADVISORY AGREEMENT

[ING] and the Company, on behalf of the Fund, have entered into an agreement (Subadvisory Agreement) with Aeltus Investment Management, Inc. (Aeltus) appointing Aeltus as Subadviser of the Fund [effective March 1, 2002].

The Subadvisory Agreement gives Aeltus broad latitude to select securities for the Fund consistent with the investment objective and policies of the Fund subject to [ING]'s oversight. The Agreement contemplates that Aeltus will be responsible for all aspects of managing the Fund.

For the services under the Subadvisory Agreement, Aeltus will receive an annual fee payable monthly as set forth below.

          ADVISORY FEE                               ASSETS
              0.090%                         on first $1 billion
              0.086%                         on next $2 billion
              0.081%                         over $3 billion

                      THE ADMINISTRATIVE SERVICES AGREEMENT

Pursuant to the Administrative Services Agreement, [effective March 1, 2002,] [ING Funds, LLC] acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. The services provided by [ING Funds, LLC] include: (a) internal accounting services; (b) monitoring regulatory compliance, such as reports and filings with the Commission and state securities regulatory authorities; (c) preparing financial information for proxy statements; (d) preparing semiannual and annual reports to shareholders; (e) calculating net asset values; (f) preparation of certain shareholder communications; (g) supervision of the custodians and transfer agent; and (h) reporting to the Board.

For its services, [ING Funds, LLC] is entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets. For the years ended October 31, 2001 and October 31, 2000, and the period from September 7, 1999 (commencement of operations) to October 31, 1999, administrative services fees were paid to Aeltus (administrator prior to March 1, 2002) as follows:

Year ended October 31, 2001

                   Total Administrative                 Administrator             Net Administrative
                      Services Fees                        Waiver                 Services Fees Paid
                      -------------                        ------                 ------------------
                            $                                 $                           $


Year ended October 31, 2000

                   Total Administrative                 Administrator             Net Administrative
                      Services Fees                        Waiver                 Services Fees Paid
                      -------------                        ------                 ------------------
                         $316,918                            $0                        $316,918


Period from September 7, 1999 to October 31, 1999

                   Total Administrative                 Administrator             Net Administrative
                      Services Fees                        Waiver                 Services Fees Paid
                      -------------                        ------                 ------------------
                         $40,228                           $26,410                     $13,818


                                    CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02181, serves as custodian for the Fund's assets. The custodian does not participate in determining the investment policies of the Fund or deciding which securities are purchased or sold by the Fund. The Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

                                 TRANSFER AGENT

DST Systems, Inc., 330 West 9th Street, Kansas City, Missouri, serves as the transfer agent and dividend-paying agent to the Fund.

                              INDEPENDENT AUDITORS

____________________, One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103 serves as independent auditors to the Company.
___________________ provides audit and tax services, assistance and consultation in connection with the Commission filings.

                              PRINCIPAL UNDERWRITER

Shares of the Fund are offered on a continuous basis. Effective January 1, 2002, the Company's Board approved a change in the Company's principal underwriter from Aeltus Capital, Inc., 10 State House Square, Hartford, Connecticut 06103-3602, to [ING Distributor, Inc.], 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. [ING Distributor, Inc.] is a wholly owned subsidiary of ING Group and is an affiliate of ING. [ING Distributor, Inc.] has agreed to use its best efforts to distribute the shares as the principal underwriter of the Fund pursuant to an Underwriting Agreement between it and the Company.

               DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

Fund shares are distributed by [ING Distributor, Inc.] [ING Distributor, Inc.] is paid an annual distribution fee at the rate of 0.50% of the value of average daily net assets attributable to the

Fund's shares under a Distribution Plan adopted by the Company pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). The Fund's distribution fee may be used to cover expenses incurred in promoting the sale of Fund shares, including (a) the costs of printing and distributing to prospective investors Prospectuses, statements of additional information and sales literature; (b) payments to investment professionals and other persons who provide support services in connection with the distribution of shares; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees. [ING Distributor, Inc.] may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates.

The Fund is also subject to a Shareholder Services Plan adopted pursuant to Rule 12b-1. Under the Shareholder Services Plan, [ING Distributor, Inc.] is paid a servicing fee at an annual rate of 0.15% of the average daily net assets of the Fund's shares. The Service Fee will be used by [ING Distributor, Inc.] primarily to pay selling dealers and their agents for servicing of and recordkeeping for shareholder accounts.

[ING Distributor, Inc.] is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Distribution or Shareholder Services Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether each Plan should be continued. The terms and provisions of the Plans relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.

For the years ended October 31, 2001 and October 31, 2000, and for the period from September 7, 1999 (commencement of operations) to October 31, 1999, total Shareholder Services and Distribution fees of $2,059,964 and $261,483, respectively, were paid to ACI (principal underwriter for the Fund prior to January 1, 2002).

The Distribution Plan and Shareholder Services Plan continue from year to year, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. The Distribution Plan may not be amended to increase the amount to be spent for the services provided by [ING Distributor, Inc.] without shareholder approval. All amendments to the Distribution Plan must be approved by the Board in the manner described above. The Distribution Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors upon not more than thirty (30) days' written notice to any other party to the Distribution Plan. All persons who are under common control with the Fund could be deemed to have a financial interest in the Plan. No other interested person of the Fund has a financial interest in the Plan.

For the year ended October 31, 2001, approximately $_______, $_______, $_______, $_______ and $______ of the Company's total distribution expenses were expended in connection with advertising, printing and mailing of prospectuses to other than current shareholders, compensation to underwriters, compensation to broker-dealers and compensation to sales personnel, respectively.


                        PURCHASE AND REDEMPTION OF SHARES

Shares of the Fund are purchased and redeemed at the Fund's net asset value next determined after a purchase or redemption order is received, as described in the Prospectus.

Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the Commission or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (c) the Commission by order so permits for the protection of shareholders of the Fund.

Purchases should be made for investment purposes only. The Fund reserves the right to reject any specific purchase.

ACCOUNTS NOT MAINTAINED THROUGH FINANCIAL INTERMEDIARIES

If you are a Fund shareholder who is directly registered with the Fund, you may:

- purchase additional shares of the Fund by sending a letter indicating your name, account number(s), the name of the Fund and the amount you want to invest in the Fund. Make your check payable to Aetna Series Fund, Inc. and mail to:


         Aetna Series Fund, Inc.
         c/o DST Systems, Inc.
         330 West 9th Street
         Kansas City, Missouri



         Your check must be drawn on a bank located within the United States and payable in U.S. dollars. The Fund will accept checks which are made payable to you and endorsed to Aetna Series Fund, Inc.


-        redeem shares you own by sending written instructions to:


         Aetna Series Fund, Inc.
         c/o DST Systems, Inc.
         330 West 9th Street
         Kansas City, Missouri


Your instructions should identify the Fund, the number of shares or dollar amount to be redeemed, your name and account number. Your instructions must be signed by all person(s) required to sign for the Fund account, exactly as the shares are registered. You also may redeem shares you own by calling the Transfer Agent at 1-800-367-7732. Please be prepared to provide your account number, account name and the amount of the redemption.

Once your redemption request is received in good order as described below, the Fund normally will send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect the Fund, the Fund may defer distribution for up to seven days or a longer period if permitted. If you redeem shares of the Fund shortly after purchasing them, the Fund will hold payment of redemption proceeds until a purchase check or systematic investment clears, which may take up to 12 calendar days. A redemption request made within 15 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a signature guarantee.

A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. In addition, if you wish to have your redemption proceeds paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a signature guarantee with your written redemption instructions.

The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request. You can obtain a signature guarantee from any one of the following institutions: a national or state bank (or savings bank in New York or Massachusetts only); a trust company; a federal savings and loan association; or a member of the New York, American, Boston, Midwest, or Pacific Stock Exchanges. Please note that signature guarantees are not provided by notaries public.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

Subject to the direction of the Board, Aeltus has responsibility for making the Fund's investment decisions, for effecting the execution of trades for the Fund's portfolio, and for negotiating the price for any securities, including any markups, markdowns, or commissions thereon. It is Aeltus' policy to obtain the best execution available, giving attention to net price, execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. Purchases and sales of portfolio securities will usually be made through principal transactions, which will result in the payment of no brokerage commissions. In such transactions, portfolio securities will normally be purchased directly from or sold to the issuer or an underwriter or market-maker for these securities.


Aeltus acts as subadviser to other investment companies registered under the 1940 Act. Aeltus has adopted policies designed to prevent disadvantaging the Fund in placing orders for the purchase and sale of securities. The Fund and another advisory client of Aeltus or Aeltus itself, may desire to buy or sell the same security at or about the same time. In such a case, the purchases or sales will normally be aggregated, and then allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each. In determining the amounts to be purchased and sold, the main factors to be considered are the respective investment objectives of the Fund and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

For the years ended October 31, 2001, October 31, 2000, and for the period from September 7, 1999 (commencement of operations) to October 31, 1999, no brokerage commissions were paid.

The Fund has not effected, and has no present intention of effecting, any brokerage transactions in portfolio securities with ING Distributors, Inc. or any other affiliated person of the Company.

The Company, ING, ING Distributor, Inc., and Aeltus have adopted Codes of Ethics (in accordance with Rule 17j-1 under the 1940 Act). The Codes of Ethics allow personnel subject to the Codes to invest in securities, including securities that may be held by a fund. However, they are designed to prohibit a person from taking advantage of fund trades or from acting on inside information. Each of the Codes of Ethics has been filed at and is available from the Securities and Exchange Commission.

                        SHAREHOLDER ACCOUNTS AND SERVICES

SHAREHOLDER INFORMATION

Confirmations and account statements will be sent to you by either the Fund's transfer agent or your broker-dealer. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account.

                                 NET ASSET VALUE

Securities of the Fund will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount.

                                   TAX STATUS

The following is only a limited discussion of certain additional tax considerations generally affecting the Fund. No attempt is made to present a detailed explanation of the tax treatment of the Fund and no explanation is provided with respect to the tax treatment of any Fund shareholder. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

FOREIGN INVESTMENTS

Investment income from foreign securities may be subject to foreign taxes withheld at the source. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

A 4% non-deductible excise tax is imposed on the undistributed income of a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                             PERFORMANCE INFORMATION

Performance information, including the yield, effective yield and total return of the Fund, may appear in reports or promotional literature to current or prospective shareholders.

YIELDS

Current yield will be based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. This base period return is then multiplied by 365/7 with the resulting yield figure carried to at least the nearest hundredth of one percent. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

    Effective Yield = [(Base Period Return + 1)[to the power of 365/7]] - 1


The yield and effective yield for the Fund for the seven days ended October 31, 2001 were ____% and ____%, respectively.


AVERAGE ANNUAL TOTAL RETURN

Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over a period of one, five and ten years (or, if less, up to the life of the Fund), calculated pursuant to the formula:

                       P(1 + T)[to the power of n] = ERV

Where:

P = a hypothetical initial payment of $1,000

T = an average annual total return

n = the number of years

ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5, or 10 year period (or fractional portion thereof).


The Fund's total return as of October 31, 2001:

          1 Year               Since Inception          Inception Date
          ------               ---------------          --------------
            %                         %                     9/7/99


Performance information for the Fund may be compared, in reports and promotional literature, to the IBC Money Funds Report Average/All Taxable Index or other indices; (b) other groups of investment companies tracked by Morningstar or Lipper Analytical Services, widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (c) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund.

                              FINANCIAL STATEMENTS

The Financial Statements and the independent auditors' report thereon, appearing in the Company's Annual Report for the year ended October 31, 2001 and the Financial Statements (unaudited) appearing in the Company's Semi-Annual Report for the period ended April 30, 2001, are incorporated by reference in this Statement. The Company's Annual and Semi-Annual Reports are available upon request and without charge by calling 1-800-992-0180.


                                           Statement of Additional Information

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits

         (a)      Form of Articles of Amendment and Restatement

         (b)      Amended and Restated By-laws (December 13, 2000)(1)

         (c) Form of Instruments Defining Rights of Holders (set forth in the Articles of Amendment and Restatement)

         (d.1) Form of Investment Management Agreement between [ING Investments, LLC (ING)] and Aetna Series Fund, Inc. (Registrant), on behalf of [Aetna/ING] Bond Fund, [Aetna/ING] Government Fund, [Aetna/ING] Index Plus Large Cap Fund, [Aetna/ING] International Fund, [Aetna/ING Aeltus] Money Market Fund, [Aetna/ING] Small Company Fund, [Aetna/ING] Ascent Fund, [Aetna/ING] Crossroads Fund, [Aetna/ING] Legacy Fund, [Aetna/ING] Index Plus Mid Cap Fund, [Aetna/ING] Index Plus Small Cap Fund, [Aetna/ING] Value Opportunity Fund, [Aetna/ING] Growth Fund, [Aetna/ING] Balanced Fund, [Aetna/ING] Growth and Income Fund, [Aetna/ING] Technology Fund, Brokerage Cash Reserves, [Aetna/ING] Principal Protection Fund I (PPF I), [Aetna/ING] Principal Protection Fund II (PPF II), [Aetna/ING] Principal Protection Fund III (PPF III), [Aetna/ING] Principal Protection Fund IV (PPF IV) and [Aetna/ING] Index Plus Protection Fund (IPPF)

         (d.2) Form of Subadvisory Agreement among [ING], the Registrant, on behalf of [Aetna/ING] Bond Fund, [Aetna/ING] Government Fund, [Aetna/ING] Index Plus Large Cap Fund, [Aetna/ING] International Fund, [Aetna/ING Aeltus] Money Market Fund, [Aetna/ING] Small Company Fund, [Aetna/ING] Ascent Fund, [Aetna/ING] Crossroads Fund, [Aetna/ING] Legacy Fund, [Aetna/ING] Index Plus Mid Cap Fund, [Aetna/ING] Index Plus Small Cap Fund, [Aetna/ING] Value Opportunity Fund, [Aetna/ING] Growth Fund, [Aetna/ING] Balanced Fund, [Aetna/ING] Growth and Income Fund, Brokerage Cash Reserves, [Aetna/ING] Principal Protection Fund I (PPF I), [Aetna/ING] Principal Protection Fund II (PPF II), [Aetna/ING] Principal Protection Fund III (PPF III), [Aetna/ING] Principal Protection Fund IV (PPF IV) and [Aetna/ING] Index Plus Protection Fund (IPPF), and Aeltus Investment Management, Inc. (Aeltus)

         (d.3) Form of Subadvisory Agreement among [ING], the Registrant, on behalf of [Aetna/ING] Technology Fund and Elijah Asset Management, LLC

         (e.1) Form of Underwriting Agreement between [ING Distributors, Inc.] and the Registrant

         (e.2)    Master Selling Dealer Agreement(1)

         (f)      Directors' Deferred Compensation Plan (2)

         (g.1)    Form of Custody Agreement State Street Bank and Trust
                  Company

         (g.2) Form of Custodian Agreement - Brown Brothers Harriman & Company ([Aetna/ING] International Fund)

         (h.1) Form of Administration Agreement between [ING Funds, LLC] and the Registrant, on behalf of [Aetna/ING] Growth Fund, [Aetna/ING] International Fund, [Aetna/ING] Small Company Fund, [Aetna/ING] Value Opportunity Fund, [Aetna/ING] Technology Fund, [Aetna/ING] Balanced Fund, [Aetna/ING] Growth and Income Fund, [Aetna/ING] Bond Fund, [Aetna/ING] Government Fund, [Aetna/ING Aeltus] Money Market Fund, [Aetna/ING] Index Plus Large Cap Fund, [Aetna/ING] Index Plus Mid Cap Fund, [Aetna/ING] Index Plus Small Cap Fund, [Aetna/ING] Ascent Fund, [Aetna/ING] Crossroads Fund, [Aetna/ING] Legacy Fund, PPF I, PPF II, PPF III, PPF IV, IPPF and Brokerage Cash Reserves

         (h.2)    Transfer Agent Agreement*

         (h.3) Financial Guaranty Agreement among the Registrant, Aeltus and MBIA Insurance Corporation (MBIA)(3)

         (h.4)    First Amendment to Financial Guaranty Agreement(4)

         (h.5)    Second Amendment to Financial Guaranty Agreement(5)

         (h.6)    Third Amendment to Financial Guaranty Agreement(6)

         (h.7) Custodian Service Agreement among the Registrant, on behalf of PPF I, MBIA, and Mellon Bank, N.A.(7)

         (h.8) Custodian Monitoring Agreement among the Registrant, on behalf of PPF I, MBIA, and Russell/Mellon Analytical Services, LLC (Russell/Mellon)(7)

         (h.9) Custodian Service Agreement among the Registrant, on behalf of PPF II, MBIA, and Mellon Bank, N.A.(7)

         (h.10) Custodian Monitoring Agreement among the Registrant, on behalf of PPF II, MBIA, and Russell/Mellon(7)

         (h.11) Custodian Service Agreement among the Registrant, on behalf of PPF III, MBIA, and Mellon Bank, N.A.(8)

         (h.12) Custodian Monitoring Agreement among the Registrant, on behalf of PPF III, MBIA, and Russell/Mellon(8)

         (h.13) Custodian Service Agreement among the Registrant, on behalf of PPF IV, MBIA, and Mellon Bank, N.A.(9)

         (h.14) Custodian Monitoring Agreement among the Registrant, on behalf of PPF IV, MBIA, and Russell/Mellon(9)

         (h.15) Custodian Service Agreement among the Registrant, on behalf of IPPF, MBIA, and Mellon Bank, N.A.(1)

         (h.16) Custodian Monitoring Agreement among the Registrant, on behalf of IPPF, MBIA, and Russell/Mellon(1)

         (i)      Opinion and Consent of Counsel*

         (j)      Consent of Independent Auditors*

         (k)      Not applicable

         (l)      Not applicable

         (m.1) Form of Amended and Restated Distribution and Shareholder Services Plan (Class A)

         (m.2) Form of Amended and Restated Distribution and Shareholder Services Plan (Class B)

         (m.3) Form of Amended and Restated Distribution and Shareholder Services Plan (Class C)

         (m.4) Form of Amended and Restated Distribution and Shareholder Services Plan (Brokerage Cash Reserves)

         (m.5)    Form of Amend and Restated Shareholder Services Plan (Class O)

         (n)      Form of Amended and Restated Multiple Class Plan

         (o)      Not applicable

         (p.1)    Form of [Pilgrim] Group of Funds and Advisers Code of Ethics

         (p.2)    Aeltus Code of Ethics(10)

         (p.3)    Aetna Mutual Funds Code of Ethics(11)

         (p.4)    Elijah Asset Management, LLC Code of Ethics(11)

         (q.1)    Power of Attorney (November 6, 1998)(12)

         (q.2)    Authorization for Signatures(13)

* To be filed by amendment.

1. Incorporated herein by reference to Post-Effective Amendment No. 46 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the Securities and Exchange Commission (SEC) on December 15, 2000.

2. Incorporated herein by reference to Post-Effective Amendment No. 24 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on January 16, 1998.

3. Incorporated herein by reference to Post-Effective Amendment No. 34 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on October 6, 1999.

4. Incorporated herein by reference to Post-Effective Amendment No. 41 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on July 18, 2000.

5. Incorporated herein by reference to Post-Effective Amendment No. 43 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on August 29, 2000.

6. Incorporated herein by reference to Post-Effective Amendment No. 47 to Registration Statement on Form N-1A, (File No. 33-41694), as filed with the SEC on February 28, 2001.

7. Incorporated herein by reference to Post-Effective Amendment No. 37 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on December 16, 1999.

8. Incorporated herein by reference to Post-Effective Amendment No. 40 to Registration Statement on Form N-1A, (File No. 33-41694), as filed with the SEC on June 28, 2000.

9. Incorporated herein by reference to Post-Effective Amendment No. 44 to Registration Statement on Form N-1A, (File No. 33-41694), as filed with the SEC on September 27, 2000.

10. Incorporated herein by reference to Post-Effective Amendment No. 23 to Registration Statement on Form N-1A (File No. 33-12723), as filed with the SEC on April 5, 2001.

11. Incorporated herein by reference to Post-Effective Amendment No. 13 to Registration Statement on Form N-1A (File No. 333-05173), as filed with the SEC on August 1, 2000.

12. Incorporated herein by reference to Post-Effective Amendment No. 29 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on December 17, 1998.

13. Incorporated herein by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-1A (File No. 333-05173), as filed with the SEC on September 26, 1997.

Item 24. Persons Controlled by or Under Common Control

         Registrant is a Maryland corporation for which separate financial statements are filed. As of November 30, 2001, Aetna Life Insurance and Annuity Company (Aetna) and its affiliates had the following interest in the series of the Registrant, through direct ownership or through one of Aetna's separate accounts:

                                                    % Aetna
                                   Class I   Class A    Class B    Class C   Class O
                                   -------   -------    -------    -------   -------
Aetna Balanced Fund                23.78%     0.18%
Aetna Bond Fund                    57.14%     3.85%
Aetna Government Fund              77.47%     13.25%
Aetna Growth Fund                  15.63%     0.74%
Aetna Growth and Income Fund       13.77%     0.20%
Aetna Index Plus Large Cap Fund    39.69%     1.30%
Aetna Index Plus Mid Cap Fund                 1.68%
Aetna Index Plus Small Cap Fund    94.12%     2.78%
Aetna International Fund            4.29%     1.94%
Aetna Money Market Fund            47.10%     2.95%
Aetna Small Company Fund           24.60%     3.27%
Aetna Value Opportunity Fund                  1.83%
Aetna Technology Fund                         6.80%
Aetna Ascent Fund                  75.01%     0.26%
Aetna Crossroads Fund              73.55%     0.24%
Aetna Legacy Fund                  59.22%     0.22%

         Aetna is an indirect wholly owned subsidiary of ING Groep N.V.

         A list of persons directly or indirectly under common control with the Registrant is incorporated herein by reference to Item 26 to Post-Effective Amendment No. 18 to Registration Statement on Form N-4 (File No. 33-81216), as filed on April 9, 2001.

Item 25. Indemnification

         Article 12, Section (d) of the Registrant's Form of Articles of Amendment and Restatement, incorporated herein by reference to Exhibit
         (a) to Registrant's Registration Statement on Form N-1A (File No. 33-41694), as filed herein, provides for indemnification of directors and officers. In addition, the Registrant's officers and directors are covered under a directors and officers/errors and omissions liability insurance policy issued by ICI Mutual Insurance Company, which expires October 1, 2002.

         Section XI.B of the Form of Administrative Services Agreement, incorporated herein by reference to Exhibit (h.1) to Registrant's Registration Statement on Form N-1A

         (File No. 33-41694), as filed herein, provides for indemnification of the Administrator.

         Section 8 of the Form of Underwriting Agreement, incorporated herein by reference to Exhibit (e.1) to Registrant's Statement on Form N-1A (File No. 33-41694), as filed herein, provides for indemnification of the Underwriter, its several officers and directors, and any person who controls the Underwriter within the meaning of Section 15 of the Securities Act of 1933.

         Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any "improper personal benefit"; and (2) that a corporation must (unless otherwise provided in the corporation's charter or articles of incorporation) indemnify a director who is successful on the merits in defending a suit against him by reason of being a director for "reasonable expenses." The statutory provisions are not exclusive; i.e., a corporation may provide greater indemnification rights than those provided by statute.

Item 26. Business and Other Connections of Investment Adviser

         The investment adviser, Aeltus Investment Management, Inc. (Aeltus), is registered as an investment adviser with the Securities and Exchange Commission. In addition to serving as the investment adviser and administrator for the Registrant, Aeltus acts as the investment adviser and administrator for Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., and Aetna Variable Portfolios, Inc. (all management investment companies registered under the Investment Company Act of 1940 (1940 Act)). Aeltus also acts as investment adviser to certain private accounts.

         The following table summarizes the business connections of the directors and principal officers of the Investment Adviser.

                           Positions and Offices
                           with Investment            Other Principal Position(s) Held
Name                       Adviser                    Since Oct. 31, 1999/Addresses
---------------------------------------------------------------------------------------

J. Scott Fox*              Director, President,       Director (since May 1996),
                           Chief Executive            President (since April 2001), Chief
                           Officer and Chief          Executive Officer (since June 2001)
                           Operating Officer          and Chief Operating Officer (since
                                                      May 1996), Chief Financial Officer
                                                      (May 1996 to June 2001), Managing
                                                      Director (May 1996 to April 2001)
                                                      - Aeltus Trust Company; Director
                                                      (since February 1995), Executive
                                                      Vice President (since April 2001),
                                                      Chief Operating Officer (since
                                                      February 1995), Chief Financial
                                                      Officer, Managing Director
                                                      (February 1995 to April 2001) -
                                                      Aeltus Capital, Inc.

Thomas J. McInerney**      Director                   General Manager and Chief Executive
                                                      Officer (since December 2000) - ING
                                                      Worksite Financial Services;
                                                      Director (since February 1998),
                                                      President (since August 1997) -
                                                      Aetna Retirement Services, Inc.;
                                                      Director and President (September
                                                      1997 - May 2000) and (since
                                                      September 2000) - Aetna Life
                                                      Insurance and Annuity Company;
                                                      Executive Vice President (August
                                                      1997 to December 2000) - Aetna Inc.

John G. Turner***                                     Director Vice Chairman
                                                      (September 2000 to
                                                      present) - ING Americas;
                                                      Chairman and Chief
                                                      Executive Officer (July
                                                      1991 to September 2000) -
                                                      ReliaStar.

Stephanie A. DeSisto*      Senior Vice President      Senior Vice President and Assistant
                           and Assistant              Treasurer (since April 2001) -
                           Treasurer                  Aeltus Trust Company; Vice
                                                      President (April 2000 to April
                                                      2001) - Aeltus Trust Company.

                           Positions and Offices
                           with Investment            Other Principal Position(s) Held
Name                       Adviser                    Since Oct. 31, 1999/Addresses
---------------------------------------------------------------------------------------

Michael Gioffre*           Senior Vice                Senior Vice President (since April
                           President, Counsel         2001), Assistant General Counsel
                           and Secretary              and Secretary (since July 2000) -
                                                      Aeltus Capital, Inc.; Senior Vice
                                                      President (since April 2001),
                                                      Counsel (since July 2001),
                                                      Secretary (since July 2000) -
                                                      Aeltus Trust Company; Assistant
                                                      Secretary (January 2000 - July
                                                      2000), Assistant General Counsel
                                                      (July 2000 to July 2001) - Aeltus
                                                      Trust Company; Counsel (May 1998
                                                      to July 2000) - Aetna Financial
                                                      Services, Inc.

Brian K. Kawakami*         Senior Vice                Senior Vice President (Since April
                           President, Chief           2001), Chief Compliance Officer &
                           Compliance Officer         Director (since January 1996) -
                                                      Aeltus Trust Company; Senior Vice
                                                      President (Since April 2001),
                                                      Chief Compliance Officer (since
                                                      August 1993) - Aeltus Capital,
                                                      Inc.

Neil Kochen*               Executive Vice             Executive Vice President, Chief
                           President, Chief           Investment Officer (since April
                           Investment Officer         2001), Managing Director (April
                                                      1996 to April 2001) - Aeltus Trust
                                                      Company; Executive Vice President
                                                      (since April 2001), Managing
                                                      Director (August 1996 to April
                                                      2001) - Aeltus Capital, Inc.

L. Charles Meythaler*      Executive Vice             Director (since July 1997),
                           President, Chief           Executive Vice President (since
                           Marketing Officer          April 2001) - Aeltus Trust Company;
                                                      Managing Director (June 1997 to
                                                      April 2001) - Aeltus Trust Company.

         * The principal business address of each person named is 10 State House Square, Hartford, Connecticut 06103-3602.

         ** The principal business address of Mr. McInerney is 151 Farmington Avenue, Hartford, Connecticut 06156.

         *** The principal business address of Mr. Turner is 20 Washington Avenue South, Minneapolis, Minnesota 55401.

For information regarding Elijah Asset Management, LLC (EAM), the subadviser for Aetna Technology Fund, reference is made to the section entitled "Subadviser" in the Class A, Class B and Class C Prospectus, the Class I Prospectus and the Class A, B, C and I Statement of Additional Information each dated March 1, 2001. For information as to the business, profession, vocation or employment of a substantial nature of each of the directors and principal officers of EAM, reference is made to EAM's current Form ADV (File No. 801-56227) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

Item 27. Principal Underwriters

         (a)      None

         (b) The following are the directors and principal officers of Aeltus Capital, Inc., the principal underwriter of the
                  Registrant:

Name and Principal       Positions and Offices            Positions and Offices
Business Address*        with Principal Underwriter       with Registrant
------------------      ---------------------------       ---------------------
J. Scott Fox             Director, Executive Vice         Director and President
                         President and Chief
                         Operating Officer

Brian K. Kawakami        Director, Senior Vice            None
                         President, Chief
                         Compliance Officer

L. Charles Meythaler     Director                         None

Michael Gioffre          Senior Vice President,           Secretary
                         Assistant General
                         Counsel and Secretary

Daniel F. Wilcox         Senior Vice President,           None
                          Finance and Treasurer


         *The principal business address of all directors and officers listed is 10 State House Square, Hartford, Connecticut 06103-3602.

         (c)      Not applicable.


Item 28. Location of Accounts and Records

         As required by Section 31(a) of the 1940 Act and the rules thereunder, the Registrant and its investment adviser, Aeltus (and its subadviser, EAM, in the case of Aetna Technology Fund), maintain physical possession of each account, book or other document, at 10 State House Square, Hartford, Connecticut 06103-3602 or 100 Pine Street, Suite 420, San Francisco, California 94111.

         Shareholder records are maintained by the transfer agent, DST Systems, Inc., 330 West 9th Street, Kansas City, Missouri 64105-1514.

Item 29. Management Services

         Not applicable.

Item 30. Undertakings

         Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Aetna Series Fund, Inc. certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford and State of Connecticut on the 28th day of December 2001.


                                                  AETNA SERIES FUND, INC.
                                                  -----------------------------
                                                            Registrant

                                                  By  J. Scott Fox*
                                                     --------------------------
                                                      J. Scott Fox
                                                      President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature                       Title                        Date
---------                       -----                        ----

J. Scott Fox*                   President and Director        )
-------------------------
J. Scott Fox                    (Principal Executive          )
                                Officer)
                                                              )
Albert E. DePrince, Jr.*        Director
-------------------------
Albert E. DePrince, Jr.                                       )
                                                              )
                                                              )
Maria T. Fighetti*              Director
-------------------------
Maria T. Fighetti                                             )
                                                                     December 28th, 2001
                                                              )
                                                              )
David L. Grove*                 Director
-------------------------
David L. Grove                                                )
                                                              )
                                                              )
Sidney Koch*                    Director
-------------------------
Sidney Koch                                                   )
                                                              )
                                                              )
Corine T. Norgaard*             Director
-------------------------
Corine T. Norgaard                                            )
                                                              )
                                                              )

Richard G. Scheide*             Director
-------------------------
Richard G. Scheide                                            )
                                                              )

                                                              )
John G. Turner*                 Director
                                                              )
John G. Turner
                                                              )

                                                              )
Stephanie A. DeSisto*           Treasurer and
                                Chief Financial Officer
                                                              )
Stephanie A. DeSisto            (Principal Financial and
                                Accounting Officer)           )

                                                              )

By:    /s/ Michael Gioffre
       --------------------
      *Michael Gioffre
       Attorney-in-Fact

*Executed pursuant to Power of Attorney dated April 4, 2001 and filed with the Securities and Exchange Commission on April 26, 2001.

                             Aetna Series Fund, Inc.
                                  EXHIBIT INDEX

Exhibit No.    Exhibit                                                                          Page
-----------    -------                                                                          ----

99-(a)         Form of Articles of Amendment and Restatement

99-(d.1)       Form of Investment Management Agreement between [ING Investments,
               LLC (ING)] and Aetna Series Fund, Inc. (Registrant), on behalf of
               [Aetna/ING] Bond Fund, [Aetna/ING] Government Fund, [Aetna/ING]
               Index Plus Large Cap Fund, [Aetna/ING] International [Growth]
               Fund, [Aetna/ING Aeltus] Money Market Fund, [Aetna/ING] Small
               Company Fund, [Aetna/ING] Ascent Fund, [Aetna/ING] Crossroads
               Fund, [Aetna/ING] Legacy Fund, [Aetna/ING] Index Plus Mid Cap
               Fund, [Aetna/ING] Index Plus Small Cap Fund, [Aetna/ING] Value
               Opportunity Fund, [Aetna/ING] Growth Fund, [Aetna/ING] Balanced
               Fund, [Aetna/ING] Growth and Income Fund, [Aetna/ING] Technology
               Fund, Brokerage Cash Reserves, [Aetna/ING] Principal Protection
               Fund I (PPF I), [Aetna/ING] Principal Protection Fund II (PPF
               II), [Aetna/ING] Principal Protection Fund III (PPF III),
               [Aetna/ING] Principal Protection Fund IV (PPF IV) and [Aetna/ING]
               Index Plus Protection Fund (IPPF)

99-(d.2) Form of Subadvisory Agreement among [ING], the Registrant, on behalf of [Aetna/ING] Bond Fund, [Aetna/ING] Government Fund,
               [Aetna/ING] Index Plus Large Cap Fund, [Aetna/ING] International
               Fund, [Aetna/ING Aeltus] Money Market Fund, [Aetna/ING] Small
               Company Fund, [Aetna/ING] Ascent Fund, [Aetna/ING] Crossroads
               Fund, [Aetna/ING] Legacy Fund, [Aetna/ING] Index Plus Mid Cap
               Fund, [Aetna/ING] Index Plus Small Cap Fund, [Aetna/ING] Value
               Opportunity Fund, [Aetna/ING] Growth Fund, [Aetna/ING] Balanced
               Fund, [Aetna/ING] Growth and Income Fund, Brokerage Cash
               Reserves, [Aetna/ING] Principal Protection Fund I (PPF I),
               [Aetna/ING] Principal Protection Fund II (PPF II), [Aetna/ING]
               Principal Protection Fund III (PPF III), [Aetna/ING] Principal
               Protection Fund IV (PPF IV) and [Aetna/ING] Index Plus Protection
               Fund (IPPF), and Aeltus Investment Management, Inc. (Aeltus)

99-(d.3) Form of Subadvisory Agreement among [ING], the Registrant, on behalf of [Aetna/ING] Technology Fund and Elijah Asset
               Management, LLC

99-(e.1)       Form of Underwriting Agreement between [ING Distributors, Inc.]
               and the Registrant

99-(g.1)       Form of Custody Agreement State Street Bank and Trust Company

99-(g.2)       Form of Custodian Agreement - Brown Brothers Harriman & Company
               ([Aetna/ING] International Fund)

99-(h.1)       Form of Administration Agreement between [ING Funds, LLC] and the
               Registrant, on behalf of [Aetna/ING] Growth Fund, [Aetna/ING]
               International Fund, [Aetna/ING] Small Company Fund, [Aetna/ING]
               Value Opportunity Fund, [Aetna/ING] Technology Fund, [Aetna/ING]
               Balanced Fund, [Aetna/ING] Growth and Income Fund, [Aetna/ING]
               Bond Fund, [Aetna/ING] Government Fund, [Aetna/ING Aeltus] Money
               Market Fund, [Aetna/ING] Index Plus Large Cap Fund, [Aetna/ING]
               Index Plus Mid Cap Fund, [Aetna/ING] Index Plus Small Cap Fund,
               [Aetna/ING] Ascent Fund, [Aetna/ING] Crossroads Fund, [Aetna/ING]
               Legacy Fund, PPF I, PPF II, PPF III, PPF IV, IPPF and Brokerage
               Cash Reserves

99-(m.1)       Form of Amended and Restated Distribution and Shareholder
               Services Plan (Class A)

99-(m.2)       Form of Amended and Restated Distribution and Shareholder
               Services Plan (Class B)

99-(m.3)       Form of Amended and Restated Distribution and Shareholder
               Services Plan (Class C)

99-(m.4)       Form of Amended and Restated Distribution and Shareholder
               Services Plan (Brokerage Cash Reserves)

99-(m.5)       Form of Amend and Restated Shareholder Services Plan (Class O)

99-(n)         Form of Amended and Restated Multiple Class Plan

99-(p.1)       Form of [Pilgrim] Group of Funds and Advisers Code of Ethics